                                                                  EXHIBIT 10.10

                               MIRANT CORPORATION



                          EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE 1. PURPOSE AND EFFECTIVE DATE.............................................................................1

ARTICLE 2. DEFINITIONS............................................................................................1

ARTICLE 3. ADMINISTRATION.........................................................................................3

ARTICLE 4. NUMBER OF SHARES.......................................................................................4

ARTICLE 5. ELIGIBILITY REQUIREMENTS...............................................................................5

ARTICLE 6. ENROLLMENT.............................................................................................5

ARTICLE 7. GRANT OF OPTIONS ON ENROLLMENT.........................................................................5

ARTICLE 8. PAYMENT................................................................................................6

ARTICLE 9. PURCHASE OF SHARES.....................................................................................6

ARTICLE 10. WITHDRAWAL FROM THE PLAN,
            TERMINATION OF EMPLOYMENT, AND LEAVE OF ABSENCE.......................................................7

ARTICLE 11. DESIGNATION OF BENEFICIARY............................................................................8

ARTICLE 12. MISCELLANEOUS.........................................................................................9

                 MIRANT CORPORATION EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1. PURPOSE AND EFFECTIVE DATE

         1.1 This Plan was originally adopted on ________, 2000 by the Board of Directors of the Mirant Corporation (the "Company"), formerly know as Southern Energy, Inc. The Plan is hereby amended and restated to change the name of the Plan to the Mirant Corporation Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to provide an opportunity for employees of the Company to purchase shares of common stock of the Company in a way which is both convenient and on a basis more favorable than would otherwise be available. The Company believes that employee participation in ownership of the Company on this basis will be to the mutual benefit of both the employee and the Company. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Internal Revenue Code.

         1.2 It is intended that an initial Offering Period and Purchase Period will begin on the IPO Date and exist for such period as designated by the Committee prior to the IPO Date. Thereafter, it is intended that any future Offering Periods and Purchase Periods will commence, if at all, at such times designated by the Committee.

         1.3 The Plan shall be effective on the IPO Date (the "Effective Date"). The Plan shall remain in effect in accordance with Section 12.7 of the Plan.

ARTICLE 2. DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "Account" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

         2.2      "Board" means the Board of Directors of the Company.

         2.3      "Code" means the Internal Revenue Code of 1986, as amended.

         2.4      "Company" means Mirant Corporation, a Delaware corporation.

         2.5 "Cut-off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

         2.6      "Effective Date" shall have the meaning ascribed to it in
                  Section 1.3 hereof.

         2.7 "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Section 5.

         2.8 "Employee" means any active employee of the Company or any active employee of any company in the Participating Company Group.

         2.9      "Enrollment Date" means the first Trading Day of an Offering
                  Period.

         2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.11 "Fair Market Value" means, as of any applicable date, the opening sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

         2.12 "Grant Date" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 7.

         2.13 "Grant Price" means the Fair Market Value of a Share on the Grant Date for such option.

         2.14 "IPO Date" shall mean the first day on which Shares are publicly traded on the New York Stock Exchange.

         2.15 "Offering Period" means the period beginning on the IPO Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than:
                  (i) five (5) years from the date the option is exercised if the Purchase Price is to be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the Purchase Date; or (ii) otherwise, twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

         2.16 "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Section 6.

         2.17 "Participating Company Group" means a Subsidiary which has been designated by the Committee in accordance with Section
                  3.2 of the Plan as covered by the Plan.

         2.18 "Purchase Date" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

         2.19 "Purchase Date Price" means the Fair Market Value of a Share on the applicable Purchase Date.

         2.20 "Purchase Period" means the period beginning on the IPO Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than:
                  (i) five (5) years from the date the option is exercised if the Purchase Price is to be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the Purchase Date; or (ii) otherwise, twenty-seven (27) months from the Grant Date.

         2.21 "Purchase Price" means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

                           (a)      The Grant Price, as defined in Section 2.13;
                                       and

                           (b)      The Purchase Date Price, as defined in
                                  Section 2.19.

         2.22 "Retirement" or "Retire" means a termination of (or to terminate) employment with the Company and its subsidiaries after qualifying for retirement under any applicable retirement plan of the Company or any company in the Participating Company Group, as determined by the Committee.

         2.23     "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

         2.24     "Shares" means shares of the Company's common stock.

         2.25 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.26 "Trading Day" means any day the New York Stock Exchange is open for trading.

ARTICLE 3. ADMINISTRATION

         3.1 The Plan shall be administered by a Committee appointed by the Board (the "Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board. The Committee shall have the authority to delegate administrative duties to officers, directors or employees of the Company.

         3.2 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of policy and expediency that may arise in the administration of the Plan to make any changes to the Plan or its operations to reduce or eliminate any unfavorable accounting consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Participating Company Group. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

         In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of
Section 423 of the Code and the regulations thereunder.

         3.3 The Plan provisions relating to the administration of the Plan may be amended by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable accounting consequences.

ARTICLE 4. NUMBER OF SHARES

         4.1 4,000,000 Shares are reserved for sale and authorized for issuance pursuant to the Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Plan.

         4.2 In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 4.1, in the number, class of and/or price of Shares available for purchase under the Plan and in the number of Shares which an Employee is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to establish an early Purchase Date for an existing Offering Period, or to take such other action deemed appropriate by the Committee.

ARTICLE 5. ELIGIBILITY REQUIREMENTS

         5.1 Except as provided in Section 5.2, each Employee shall become eligible to participate in the Plan in accordance with Section 6 on the first Enrollment Date on or following the later of (a) the date such individual becomes an Employee; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

         5.2      The following Employees are not eligible to participate in the
                  Plan:

                  (a) Employees who, immediately upon purchasing Shares under the Plan, would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

                  (b) Employees whose customary employment is for not more than five (5) months in any calendar year; and

                  (c) Employees whose customary employment is twenty (20) hours or less per week.

ARTICLE 6. ENROLLMENT

         All Eligible Employees as of the Effective Date shall be deemed enrolled in the Plan with respect to the Offering Period beginning on the IPO Date. Thereafter, any Eligible Employee may enroll in the Plan for any future Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company or a member of the Participating Company Group in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period.

ARTICLE 7. GRANT OF OPTIONS ON ENROLLMENT

         7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

         7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 9; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

         7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole or fractional Shares, as designated by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

         Notwithstanding anything to the contrary herein, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000.

ARTICLE 8. PAYMENT

         The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, payment by each Participant in cash or by certified check on a date designated by the Committee prior to the Purchase Date, or through payroll deductions, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

ARTICLE 9. PURCHASE OF SHARES

         9.1 Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole or fractional Shares, as designated by the Committee, that the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 7.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate.

         9.2 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then (a) if no further Purchase Periods are scheduled in the same Offering Period, such remaining amount shall be distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is scheduled in the same Offering Period, such amount shall be carried forward in the Account for application to the purchase of Shares on the next following Purchase Date. Notwithstanding the foregoing, if such remaining amount relates solely to the exercise price for a fractional Share, such remaining amount may be carried forward to the Employee's Account for the next Offering Period in which the Employee is enrolled or shall, at the discretion of the Committee or the request of the Employee, be distributed to the Participant as soon as administratively feasible.

         9.3 If Shares are purchased by a Participant pursuant to Section 9.1, then, within a reasonable time after the Purchase Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the whole number of Shares purchased by the Participant unless the Company has made arrangements to have the Shares held at a bank or other appropriate institution in noncertificated form. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the Shares being purchased under the option, delivery of the certificate or certificates for such Shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay. Certificates delivered pursuant to this Section 9.3 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and his or her spouse, as joint tenants with rights of survivorship, or as spousal community property, or in certain forms of trust approved by the Committee, to the extent permitted by law.

         9.4 In the case of Participants employed by a member of the Participating Company Group, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with
Section 423 of the Code.

         9.5 If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 9, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 4.1, the Company shall allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

         9.6 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan within the longer of (i) two (2) years after the date such option is granted, or (ii) one (1) year after the date such Shares were transferred to the Participant, and if such Participant or former Participant is subject to United States federal income tax, then such Participant or former Participant shall notify the Company or a member of the Participating Company Group in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition.

ARTICLE 10. WITHDRAWAL FROM THE PLAN, TERMINATION OF EMPLOYMENT, AND LEAVE OF ABSENCE

         10.1 WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan in full (but not in part) during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Participating Company Group (in a manner prescribed by the Committee) at any time up to but not including the fifteen (15) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of withdrawal is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Participating Company Group during the same Purchase Period and require the Company or member of the Participating Company Group to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

         10.2 TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or a member of the Participating Company Group for any reason whatsoever or otherwise ceases to be an Eligible Employee, and such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively feasible after termination of participation, the Company or a member of the Participating Company Group shall pay to the Participant or his or her beneficiary or legal representative any amounts accumulated in the Participant's Account at the time of termination of participation. Notwithstanding anything to the contrary herein, if a Participant ceases to be an Eligible Employee by reason of Retirement, death, or any other reason contemplated in Section 5.2 hereof and the Purchase Date is within three (3) months of the date the Participant ceases to be an Eligible Employee, the Participant (or his or her designated beneficiary, as applicable) shall have the right, upon ceasing to be an Eligible Employee and in accordance with procedures prescribed by the Committee, to elect to continue to participate in the Plan in accordance with Section 10.1 through the end of the Purchase Period.

         10.3 LEAVE OF ABSENCE. If a Participant takes a leave of absence without terminating employment, such Participant shall have the right, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 10.1. To the extent determined by the Committee or required by
Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

ARTICLE 11. DESIGNATION OF BENEFICIARY

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12. MISCELLANEOUS

         12.1 RESTRICTIONS ON TRANSFER. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10.1.

         12.2 ADMINISTRATIVE ASSISTANCE. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

         12.3 COSTS. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties, transfer taxes, and any brokerage fees applicable to participation in the Plan may be charged to the Account of such Participant by the Company.

         12.4 WITHHOLDING. The Company or any member of the Participating Company Group shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Participating Company Group, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         12.5 EQUAL RIGHTS AND PRIVILEGES. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423 of the Code. This Section 12.5 shall take precedence over all other provisions in the Plan.

         12.6 APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

         12.7 AMENDMENT AND TERMINATION. The Board may amend, alter, or terminate the Plan at any time; provided, however, that (1) the Plan may not be amended in a way which will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code; and (2) no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 12.7.

         If the Plan is terminated, the Board or Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date or an earlier Purchase Date as may be specified by the Committee, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

         12.8 NO RIGHT OF EMPLOYMENT. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Participating Company Group any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Participating Company Group to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

         12.9 RIGHTS AS SHAREHOLDER. No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

         12.10 GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

         12.11 GENDER. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

         12.12 CONDITION FOR PARTICIPATION. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification requirements of Section 9.6) and the determinations of the Committee.

         Executed this 2nd day of April, 2001.

                                                                   EXHIBIT 10.23

                                 MIRANT SERVICES

                              EMPLOYEE SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                                                                Page
ARTICLE I - PURPOSE...............................................................................................1

ARTICLE II - DEFINITIONS..........................................................................................1

   2.1 "Account" .................................................................................................1
   2.2 "Actual Contribution Percentage Test" .....................................................................1
   2.3 "Actual Deferral Percentage" ..............................................................................2
   2.4 "Actual Deferral Percentage Test" .........................................................................2
   2.5 "Affiliated Employer" .....................................................................................2
   2.6 "Aggregate Account" .......................................................................................2
   2.7 "Aggregation Group" .......................................................................................2
   2.8 "Annual Addition" .........................................................................................3
   2.9 "Average Actual Deferral Percentage" ......................................................................3
   2.10 "Average Contribution Percentage" ........................................................................3
   2.11 "Beneficiary" ............................................................................................3
   2.12 "Board of Managers" ......................................................................................3
   2.13 "Break-in-Service Date" ..................................................................................3
   2.14 "Code" ...................................................................................................3
   2.15 "Committee" ..............................................................................................4
   2.16 "Common Stock" ...........................................................................................4
   2.17 "Company" ................................................................................................4
   2.18 "Compensation" ...........................................................................................4
   2.19 "Contribution Percentage" ................................................................................4
   2.20 "Determination Date" .....................................................................................4
   2.21 "Determination Year" .....................................................................................5
   2.22 "Direct Rollover" ........................................................................................5
   2.23 "Discretionary Profit Sharing Contribution" ..............................................................5
   2.24 "Distributee" ............................................................................................5
   2.25 "Early Retirement Date" ..................................................................................5
   2.26 "Elective Employer Contribution" .........................................................................5
   2.27 "Eligible Employee" ......................................................................................5
   2.28 "Eligible Participant" ...................................................................................6
   2.29 "Eligible Retirement Plan" ...............................................................................6
   2.30 "Eligible Rollover Distribution" .........................................................................7
   2.31 "Employee" ...............................................................................................7
   2.32 "Employer Matching Contribution" .........................................................................7
   2.33 "Employing Company" ......................................................................................7
   2.34 "Enrollment Date" ........................................................................................7
   2.35 "ERISA" ..................................................................................................7
   2.36 "Excess Aggregate Contributions" .........................................................................7
   2.37 "Excess Deferral Amount" .................................................................................8
   2.38 "Excess Deferral Contributions" ..........................................................................8
   2.39 "Fixed Profit Sharing Contribution" ......................................................................8
   2.40 "Forfeiture" .............................................................................................8
   2.41 "Highly Compensated Employee" ............................................................................8
   2.42 "Hour of Service" ........................................................................................9
   2.43 "Investment Fund" ........................................................................................9
   2.44 "Key Employee" ...........................................................................................9
   2.45 "Limitation Year" ........................................................................................9

   2.46 "Look-Back Year" .........................................................................................9
   2.47 "Non-Highly Compensated Employee" ........................................................................9
   2.48 "Normal Retirement Date" .................................................................................9
   2.49 "One-Year Break in Service" ..............................................................................9
   2.50 "Participant" ............................................................................................9
   2.51 "Permissive Aggregation Group" ...........................................................................9
   2.52 "Plan" ...................................................................................................9
   2.53 "Plan Year" .............................................................................................10
   2.54 "Present Value of Accrued Retirement Income" ............................................................10
   2.55 "Required Aggregation Group" ............................................................................10
   2.56 "Rollover Contribution" .................................................................................10
   2.57 "SCEM" ..................................................................................................10
   2.58 "SCEM Plan" .............................................................................................10
   2.59 "Southern" ..............................................................................................10
   2.60 "Southern Affiliate" ....................................................................................10
   2.61 "Southern PCP" ..........................................................................................10
   2.62 "Southern ESOP" .........................................................................................10
   2.63 "Southern ESP" ..........................................................................................10
   2.64 "Southern Plans" ........................................................................................11
   2.65 "Southern Stock" ........................................................................................11
   2.66 "Southern Stock Fund" ...................................................................................11
   2.67 "Super-Top-Heavy Group" .................................................................................11
   2.68 "Surviving Spouse" ......................................................................................11
   2.69 "Suspense Account" ......................................................................................11
   2.70 "Top-Heavy Group" .......................................................................................11
   2.71 "Trust" or "Trust Fund" .................................................................................11
   2.72 "Trust Agreement" .......................................................................................11
   2.73 "Trustee" ...............................................................................................12
   2.74 "Valuation Date" ........................................................................................12
   2.75 "Voluntary Participant Contribution" ....................................................................12
   2.76 "Year of Service" .......................................................................................12

ARTICLE III - PARTICIPATION......................................................................................13

   3.1 Eligibility Requirements..................................................................................13
   3.2 Participation upon Reemployment...........................................................................13
   3.3 Change in Eligibility.....................................................................................13
   3.4 Loss of Eligible Employee Status..........................................................................13
   3.5 Rollovers from Other Plans................................................................................13
   3.6 Military Leave............................................................................................14
   3.7 Former Commonwealth Edison of Indiana Employees...........................................................14
   3.8 Former Commonwealth Energy System Employees...............................................................14
   3.9 Former Orange and Rockland Utilities, Inc. Employees......................................................15
   3.10 Former Pacific Gas & Electric Employees..................................................................15

ARTICLE IV - ELECTIVE EMPLOYER CONTRIBUTIONS AND VOLUNTARY PARTICIPANT CONTRIBUTIONS.............................16

   4.1 Elective Employer Contributions...........................................................................16
   4.2 Maximum Amount of Elective Employer Contributions.........................................................16
   4.3 Distribution of Excess Deferral Amounts...................................................................16
   4.4 Additional Rules Regarding Elective Employer Contributions................................................17
   4.5 Section 401(k) Nondiscrimination Tests....................................................................18
   4.6 Voluntary Participant Contributions.......................................................................19
   4.7 Manner and Time of Payment of Elective Employer Contributions and Voluntary Participant
       Contributions.............................................................................................21

   4.8 Change in Contribution Rate...............................................................................21
   4.9 Change in Contribution Amount.............................................................................21

ARTICLE V - EMPLOYER CONTRIBUTIONS...............................................................................22

   5.1 Amount of Employer Matching Contributions.................................................................22
   5.2 Payment of Employer Matching Contributions................................................................22
   5.3 Limitations on Employer Matching Contributions and Voluntary Participant Contributions....................22
   5.4 Multiple Use Limitation...................................................................................25
   5.5 Fixed Profit Sharing Contribution.........................................................................25
   5.6 Discretionary Profit Sharing Contribution.................................................................25
   5.7 Reversion of Employing Company Contributions..............................................................26
   5.8 Correction of Prior Incorrect Allocations and Distributions...............................................26

ARTICLE VI - LIMITATIONS ON CONTRIBUTIONS........................................................................28

   6.1 Section 415 Limitations...................................................................................28
   6.2 Correction of Contributions in Excess of Section 415 Limits...............................................28

ARTICLE VII - SUSPENSION OF CONTRIBUTIONS........................................................................30

   7.1 Suspension of Contributions...............................................................................30
   7.2 Resumption of Contributions...............................................................................30

ARTICLE VIII - INVESTMENT OF CONTRIBUTIONS.......................................................................31

   8.1 Investment Funds..........................................................................................31
   8.2 Investment of Participant and Profit Sharing Contributions................................................31
   8.3 Investment of Employer Matching Contributions.............................................................31
   8.4 Investment of Earnings....................................................................................31
   8.5 Transfer of Assets between Funds..........................................................................31
   8.6 Change in Investment Direction............................................................................32
   8.7 Section 404(c) Plan.......................................................................................32
   8.8 Other Stock Investment Funds..............................................................................32
   8.9 Southern Stock Fund.......................................................................................32

ARTICLE IX - MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS.................................................33

   9.1 Establishment of Accounts.................................................................................33
   9.2 Valuation of Investment Funds.............................................................................33
   9.3 Rights in Investment Funds................................................................................33

ARTICLE X - VESTING..............................................................................................34

   10.1 Full Vesting.............................................................................................34
   10.2 Employer Matching Contributions and Profit Sharing Contributions.........................................34
   10.3 Forfeitures..............................................................................................34
   10.4 Buy-Back Procedures......................................................................................34
   10.5 Deemed Cash-out and Deemed Buy-back......................................................................35
   10.6 Vesting after One-Year Break in Service..................................................................35
   10.7 Vesting at Normal Retirement Date........................................................................36
   10.8 Vesting Upon Death.......................................................................................36

ARTICLE XI - WITHDRAWALS AND LOANS...............................................................................37

   11.1 Withdrawals by Participants..............................................................................37
   11.2 Notice of Withdrawal.....................................................................................38
   11.3 Form of Withdrawal.......................................................................................38
   11.4 Minimum Withdrawal.......................................................................................38
   11.5 Source of Withdrawal.....................................................................................38
   11.6 Requirement of Hardship..................................................................................38
   11.7 Loans to Participants....................................................................................40

ARTICLE XII - DISTRIBUTION TO PARTICIPANTS.......................................................................43

   12.1 Distribution upon Retirement.............................................................................43
   12.2 Distribution upon Disability.............................................................................43
   12.3 Distribution upon Death..................................................................................44
   12.4 Designation of Beneficiary...............................................................................44
   12.5 Distribution upon Termination of Employment..............................................................45
   12.6 Commencement of Benefits.................................................................................45
   12.7 Transfer between Employing Companies.....................................................................45
   12.8 Distributions to Alternate Payees........................................................................46
   12.9 Requirement for Direct Rollovers.........................................................................46
   12.10 Consent and Notice Requirements.........................................................................47
   12.11 Form of Payment.........................................................................................47
   12.12 Partial Distribution upon Termination of Employment.....................................................47

ARTICLE XIII - ADMINISTRATION OF THE PLAN........................................................................48

   13.1 Membership of Committee..................................................................................48
   13.2 Acceptance and Resignation...............................................................................48
   13.3 Transaction of Business..................................................................................48
   13.4 Responsibilities in General..............................................................................48
   13.5 Committee as Name Fiduciary..............................................................................48
   13.6 Rules for Plan Administration............................................................................48
   13.7 Employment of Agents.....................................................................................49
   13.8 Co-Fiduciaries...........................................................................................49
   13.9 General Records..........................................................................................49
   13.10 Liability of the Committee..............................................................................49
   13.11 Reimbursement of Expenses and Compensation of Committee.................................................50
   13.12 Expenses of Plan and Trust Fund.........................................................................50
   13.13 Responsibility for Funding Policy.......................................................................50
   13.14 Management of Assets....................................................................................50
   13.15 Notice and Claims Procedures............................................................................50
   13.16 Bonding.................................................................................................51
   13.17 Multiple Fiduciary Capacities...........................................................................51
   13.18 Change in Administrative Procedures.....................................................................51

ARTICLE XIV - TRUSTEE OF THE PLAN................................................................................52

   14.1 Trustee..................................................................................................52
   14.2 Purchase of Common Stock.................................................................................52
   14.3 Voting of Common Stock...................................................................................52
   14.4 Voting of Other Investment Fund Shares...................................................................53
   14.5 Uninvested Amounts.......................................................................................53
   14.6 Independent Accounting...................................................................................53

ARTICLE XV - AMENDMENT AND TERMINATION OF THE PLAN...............................................................54

   15.1 Amendment of the Plan....................................................................................54
   15.2 Termination of the Plan..................................................................................54
   15.3 Merger or Consolidation of the Plan......................................................................54

ARTICLE XVI - TOP-HEAVY REQUIREMENTS.............................................................................55

   16.1 Top-Heavy Plan Requirements..............................................................................55
   16.2 Determination of Top-Heavy Status........................................................................55
   16.3 Minimum Allocation for Top-Heavy Plan Years..............................................................56

ARTICLE XVII - GENERAL PROVISIONS................................................................................57

   17.1 Plan Not an Employment Contract..........................................................................57
   17.2 No Right of Assignment or Alienation.....................................................................57
   17.3 Payment to Minors and Others.............................................................................57
   17.4 Source of Benefits.......................................................................................58
   17.5 Unclaimed Benefits.......................................................................................58
   17.6 Governing Law............................................................................................58

ARTICLE XVIII - SPECIAL RULES FOR PARTICIPANTS FORMERLY EMPLOYED BY
                POTOMAC ELECTRIC POWER COMPANY...................................................................59

   18.1 Application..............................................................................................59
   18.2 Hours of Service.........................................................................................59
   18.3 Years of Service.........................................................................................59
   18.4 Rate of Employer Matching Contributions..................................................................59
   18.5 Acceptance of Trust-to-Trust Transfer....................................................................59
   18.6 In-Service Withdrawals...................................................................................60
   18.7 Sunset of Transferred Pepco Stock........................................................................60
   18.8 Loans from Pepco Transferred Accounts....................................................................60

ARTICLE XIX - SPECIAL RULES FOR PARTICIPANTS FORMERLY EMPLOYED BY THE
              SOUTHERN COMPANY...................................................................................61

   19.1 Application..............................................................................................61
   19.2 Hours of Service.........................................................................................61
   19.3 Years of Service.........................................................................................61
   19.4 Acceptance of Trust-to-Trust Transfer....................................................................61
   19.5 In-Service Withdrawals...................................................................................62
   19.6 Loans from Southern Transferred Accounts.................................................................62

ARTICLE XX - SPECIAL RULES FOR PARTICIPANTS FORMERLY EMPLOYED BY
             SOUTHERN COMPANY ENERGY MARKETING, L.P..............................................................63

   20.1 Application..............................................................................................63
   20.2 Definitions..............................................................................................63
   20.3 Hours of Service.........................................................................................63
   20.4 Years of Service.........................................................................................63
   20.5 Acceptance of Trust-to-Trust Transfer....................................................................63
   20.6 In-Service Withdrawals...................................................................................64
   20.7 Loans from SCEM Transferred Accounts.....................................................................66
   20.8 Vastar Transferred Accounts..............................................................................66
   20.9 In-Service Withdrawals from Vastar Savings and Capital Accumulation Transferred Accounts.................66

APPENDIX A - ELIGIBLE EMPLOYEES..................................................................................68

APPENDIX B - EMPLOYING COMPANIES.................................................................................69

                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN

                             Effective April 2, 2001

                                    ARTICLE I
                                     PURPOSE

         The purpose of the Plan is to encourage employee thrift, to create added employee interest in the affairs of Mirant Corporation, to provide a means for becoming a shareholder in Mirant Corporation, to supplement retirement and death benefits, and to create a competitive compensation program for employees through the establishment of a formal plan under which contributions by and on behalf of Participants are supplemented by contributions of Employing Companies. The Company is the plan sponsor of the Plan. This Plan is intended to be a stock bonus plan, and all contributions made by an Employing Company to this Plan are expressly conditioned upon the deductibility of such contributions under Code
Section 404. This Plan is an amendment and restatement of the Southern Energy Resources Employee Savings Plan, originally effective December 19, 2000. This amended and restated Plan incorporates the provisions of the Southern Company Energy Marketing Employee Savings Plan (plan number 001), originally effective January 1, 1998 and subsequently amended, which plan is hereby merged into this Plan as of April 2, 2001. The SCEM Plan shall cease to be a separate plan effective April 2, 2001.

                                   ARTICLE II
                                   DEFINITIONS

         All references to articles, sections, subsections, and paragraphs shall be to articles, sections, subsections, and paragraphs of this Plan unless another reference is expressly set forth in this Plan. Any words used in the masculine shall be read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed in the plural, and all words in the plural shall be read and construed in the singular in all cases where they would so apply.

         For purposes of this Plan, unless otherwise required by the context, the following terms shall have the meanings set forth opposite such terms:

         2.1 "Account" shall mean the total amount credited to the account of a Participant, as described in Section 9.1.

         2.2 "Actual Contribution Percentage Test" shall mean the test described in Section 5.3(a).

         2.3 "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of Elective Employer Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Actual Deferral Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the Eligible Participant was eligible to have Elective Employer Contributions made on his behalf, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Actual Deferral Percentage of an Eligible Participant who does not have Elective Employer Contributions made on his behalf shall be zero.

         2.4 "Actual Deferral Percentage Test" shall mean the test described in Section 4.5(a).

         2.5 "Affiliated Employer" shall mean an Employing Company and (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company, (b) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company, and (d) any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of applying the limitations of
Article VI, the term Affiliated Employer shall be adjusted as required by Code
Section 415(h).

         2.6 "Aggregate Account" shall mean with respect to a Participant as of the Determination Date, the sum of the following:

                  (a) the Account balance of such Participant as of the most recent valuation occurring within a twelve-month period ending on the Determination Date;

                  (b) an adjustment for any contributions due as of the Determination Date;

                  (c) any Plan distributions, including unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), but not related rollovers or plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), made within the Plan Year that includes the Determination Date or within the four preceding Plan Years, and distributions made under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group;

                  (d) any Employee contributions, whether voluntary or mandatory; and

                  (e) related rollovers and plan-to-plan transfers to this Plan.

         2.7 "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group.

         2.8 "Annual Addition" shall mean the amount allocated to a Participant's Account and accounts under all defined contribution plans maintained by the Affiliated Employers during a Limitation Year that constitutes

                  (a)      Affiliated Employer contributions,

                  (b)      Voluntary Participant Contributions,

                  (c) forfeitures, if any, allocated to a Participant's Account or accounts under all defined contribution plans maintained by the Affiliated Employers, and

                  (d) amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

         2.9 "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

         2.10 "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

         2.11 "Beneficiary" shall mean any person(s) who, or estate(s), trust(s), or organization(s) which, in accordance with the provisions of Section 12.4, become entitled to receive benefits upon the death of a Participant.

         2.12 "Board of Managers" shall mean the Board of Managers of the Company.

         2.13     "Break-in-Service Date" means the earlier of:

                  (a) the date on which an Employee terminates employment, is discharged, retires, or dies; or

                  (b) the last day of an approved leave of absence including any extension.

         In the case of an individual who is absent from work for maternity or paternity reasons, such individual shall not incur a Break-in-Service Date earlier than the expiration of the second anniversary of the first date of such absence; provided, however, that the twelve-consecutive-month period beginning on the first anniversary of the first date of such absence shall not constitute a Year of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         2.14 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.15     "Committee" shall mean the committee appointed pursuant to
Section 13.1 to serve as plan administrator.

         2.16     "Common Stock" shall mean the common stock of Mirant
Corporation.

         2.17     "Company" shall mean Mirant Services, LLC, and its successors.

         2.18 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer to a Code Section 125 cafeteria plan sponsored by an Affiliated Employer, on behalf of a Participant pursuant to a salary reduction arrangement under such plan, plus monthly shift and monthly seven-day schedule differentials and before deduction of taxes, social security, etc. Compensation shall exclude all awards under any incentive pay plans sponsored by an Affiliated Employer includible as gross income, bonuses, regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by an Affiliated Employer.

         The Compensation of each Participant taken into account for purposes of this Plan shall not exceed $170,000 (as adjusted pursuant to Code Section 401(a)(17)). If a determination period consists of fewer than twelve (12) months, the annual Compensation limit under Code Section 401(a)(17) shall be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is twelve (12).

         2.19 "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Voluntary Participant Contributions and Employer Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Contribution Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the individual is an Eligible Participant, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Contribution Percentage of an Eligible Participant who does not make Voluntary Participant Contributions or have Employer Matching Contributions made on his behalf shall be zero.

         2.20 "Determination Date" shall mean with respect to a Plan Year, the last day of the preceding Plan Year.

         2.21     "Determination Year" shall mean the Plan Year being tested.

         2.22 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         2.23 "Discretionary Profit Sharing Contribution" shall mean the Employing Company contribution made to the Accounts of Eligible Participants under Section 5.6.

         2.24 "Distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         2.25 "Early Retirement Date" shall mean the first day of any month following the later of a Participant's fiftieth (50th) birthday or completion of ten (10) Years of Service.

         2.26 "Elective Employer Contribution" shall mean contributions made pursuant to Section 4.1 during the Plan Year by an Employing Company, at the election of a Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

         2.27 "Eligible Employee" shall mean an Employee who is employed by an Employing Company as a regular full-time or regular part-time employee and who is designated as eligible on an Appendix A attached hereto, other than:

                  (a) An Employee who is treated as such solely by reason of the "leased employee" rules of Code Section 414(n) such that, pursuant to an agreement between an Employing Company and any other person, such individual has performed services for the Employing Company (or the Employing Company and related persons as described in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services were performed under the primary direction or control of the Employing Company;

                  (b) An Employee who is represented by a collective bargaining agent unless the representatives of his bargaining unit and the Employing Company mutually agree to participation in the Plan subject to its terms by members of his bargaining unit;

                  (c) An individual who is classified by the Employing Company as a temporary employee or an independent contractor, regardless of whether such classification is in error. Any individual classified by the Employing Company as a temporary employee shall be excluded from the Plan, regardless of any prior inclusion in the Plan and regardless of whether the "temporary employee" classification is determined to be in error; or

                  (d) An individual or Employee who has voluntarily waived participation in the Plan for any reason, including any individual or Employee who has waived benefits upon employment by the Employing Company.

         2.28     "Eligible Participant" shall mean:

                  (a) In the context of Elective Employer Contributions, Voluntary Participant Contributions or Employer Matching Contributions, an Eligible Employee who is authorized to have Elective Employer Contributions, Voluntary Participant Contributions or Employer Matching Contributions allocated to his Account for the Plan Year.

                  (b) In the context of Fixed Profit Sharing Contributions or Discretionary Profit Sharing Contributions an Eligible Employee who is authorized to have Fixed Profit Sharing Contributions or Discretionary Profit Sharing Contributions allocated to his Account for the Plan Year, however, in such context, the term "Eligible Employee" shall exclude:

                           (1) an Employee who was actively employed by an
                  Employing Company or a Southern Affiliate on December 31, 1996 who will have attained his fortieth (40th) birthday on or before January 1, 2002; and

                           (2)      an Employee who is described in Section 3.9,
                  3.10 or Article XVIII of the Plan.

                  (c) Notwithstanding subsections 2.28(b)(1) and (2), if an Employee who is described in Section 2.28(b)(1) or Section 3.10:

                           (1) terminates employment with either an "employing
                  company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC; or

                           (2) transfers to employment with an Affiliated
                  Employer who is not an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC,

         and is subsequently rehired by either an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC, such Employee shall be an "Eligible Employee" for purposes of Section 2.28(b).

         2.29 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the

Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         2.30 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion from net unrealized appreciation with respect to employer securities); and (d) any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

         2.31 "Employee" shall mean each individual who is employed by an Affiliated Employer under common law and each individual who is required to be treated as an employee pursuant to the "leased employee" rules of Code Section 414(n) other than a leased employee described in Code Section 414(n)(5).

         2.32 "Employer Matching Contribution" shall mean a contribution made by an Employing Company pursuant to Section 5.1.

         2.33 "Employing Company" shall mean the Company and any affiliate or subsidiary of the Company or Mirant Corporation which the Board of Managers may from time to time determine to bring under the Plan and which adopt the Plan, and any successor of them. The Employing Companies are set forth on Appendix B to the Plan as updated from time to time. No such entity shall be treated as an Employing Company prior to the date it adopts the Plan.

         2.34 "Enrollment Date" shall mean the first day of each payroll period.

         2.35 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.36 "Excess Aggregate Contributions" shall mean the amount referred to in Code Section 401(m)(6)(B) with respect to a Participant. In no event may the Excess Aggregate Contributions for any Highly Compensated Employee exceed the amount of the Employer Matching Contributions or Voluntary Participant Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

         2.37 "Excess Deferral Amount" shall mean the amount of Elective Employer Contributions for the calendar year that exceed the Code Section 402(g) limits as allocated to this Plan pursuant to Section 4.3(b).

         2.38 "Excess Deferral Contributions" shall mean the amount of Elective Employer Contributions on behalf of a Highly Compensated Employee referred to in Code Section 401(k)(8)(B).

         2.39 "Fixed Profit Sharing Contribution" shall mean the Employing Company contribution made to the Accounts of Eligible Participants under Section 5.5.

         2.40 "Forfeiture" shall mean that portion of a Participant's Account which is forfeitable as determined under the vesting schedule set forth in
Article X hereof. Forfeitures shall be applied against and proportionately reduce future Employing Company contributions; provided, however, that any such Forfeitures shall not be so applied until the first administratively practicable Valuation Date after which occurs the earlier of the following events:

                  (a) the termination of employment of the Participant with zero percent (0%) vesting;

                  (b) the distribution of the entire vested portion of the Participant's Account; or

                  (c) the date on which the Participant incurs five (5) consecutive One-Year Breaks in Service.

         Therefore, a Forfeiture will only occur in the event of an occurrence described in the preceding sentence, and only then shall the nonvested portion of a Participant's Account be used to offset future Employing Company contributions. Such offset shall take place as of the first administratively practicable Valuation Date after the Forfeiture occurs.

         2.41 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (1) any Employee who was a five percent (5%) owner of Mirant Corporation or an Affiliated Employer (as determined pursuant to Code Section 416) during the Plan Year or the immediately preceding Plan Year, or (2) any Employee who earned more than $85,000 in the preceding Plan Year. The $85,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). The Employer may, at its election, limit Employees earning more than $85,000 to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q) excluding those employees described in Code Section 414(q)(8) for such purpose. In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or revenue procedures.

         2.42 "Hour of Service" shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer.

         2.43 "Investment Fund" shall mean any one of the funds described in
Article VIII which constitutes part of the Trust Fund.

         2.44 "Key Employee" shall mean any Employee or former Employee (and his Beneficiary) who is a key employee within the meaning of Code Section 416(i)(1).

         2.45     "Limitation Year" shall mean the Plan Year.

         2.46 "Look-Back Year" shall mean the Plan Year preceding the Determination Year.

         2.47 "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

         2.48 "Normal Retirement Date" shall mean the first day of the month following a Participant's sixty-fifth (65th) birthday.

         2.49 "One-Year Break in Service" shall mean each twelve-consecutive-month period within the period commencing with an Employee's Break-in-Service Date and ending on the date the Employee is again credited with an Hour of Service.

         2.50 "Participant" shall mean (a) an Eligible Employee who has satisfied the requirements to participate in the Plan as provided in Article III and whose participation in the Plan at the time of reference has not been terminated as provided in the Plan, (b) an Employee or former Employee who has ceased to be a Participant under (a) above, but for whom an Account is maintained under the Plan, (c) an Eligible Employee who has made a Rollover Contribution to this Plan to the extent that the provisions of the Plan apply to such Rollover Contribution of the Eligible Employee, and (d) an Employee or former Employee for whom a Southern Stock Fund is maintained under the Plan.

         2.51 "Permissive Aggregation Group" shall mean a group of plans consisting of the Required Aggregation Group and, at the election of the Affiliated Employers, such other plan or plans not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) or 410.

         2.52 "Plan" shall mean the Mirant Services Employee Savings Plan, as described herein or as from time to time amended.

         2.53 "Plan Year" shall mean the twelve-month period commencing January 1st and ending on the December 31st next following.

         2.54 "Present Value of Accrued Retirement Income" shall mean an amount determined solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which the Plan is a part, is top heavy in accordance with Code Section 416.

         2.55 "Required Aggregation Group" shall mean those plans that are required to be aggregated as determined under this Section 2.55. In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet the requirements of Code Section 410 or 401(a)(4) will be required to be aggregated.

         2.56 "Rollover Contribution" shall mean that portion of an eligible rollover distribution (as defined in Code Section 402(c)(4)) that an Eligible Employee elects to contribute to this Plan in accordance with the requirements of Section 3.5.

         2.57     "SCEM" shall mean Southern Company Energy Marketing, L.P.

         2.58 "SCEM Plan" shall mean the Southern Company Energy Marketing Employee Savings Plan.

         2.59 "Southern" shall mean the Southern Company or any successor thereto.

         2.60 "Southern Affiliate" shall mean Southern and (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes Southern, (b) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with Southern, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes Southern, and (d) any other entity required to be aggregated with Southern pursuant to regulations under Section 414(o) of the Code.

         2.61 "Southern PSP" shall mean the Southern Company Performance Sharing Plan.

         2.62 "Southern ESOP" shall mean the Southern Company Employee Stock Ownership Plan.

         2.63 "Southern ESP" shall mean the Southern Company Employee Savings Plan.

         2.64 "Southern Plans" shall mean the Southern ESOP, the Southern ESP and the Southern PSP, collectively.

         2.65     "Southern Stock" shall mean the common stock of Southern.

         2.66 "Southern Stock Fund" shall mean the fund established to hold Southern Stock as described in Section 8.9.

         2.67 "Super-Top-Heavy Group" shall mean an Aggregation Group that would be a Top-Heavy Group if 90% were substituted for 60% in Section 2.70.

         2.68 "Surviving Spouse" shall mean the person to whom the Participant is married on the date of his death, if such spouse is then living, provided that the Participant and such spouse shall have been married throughout the one
(1) year period ending on the date of the Participant's death.

         2.69 "Suspense Account" shall mean the total forfeitable portion of all terminated or former Participants' Accounts which have not yet become available to offset future Employing Company contributions. The Suspense Account shall be maintained as a single account under the Plan or shall represent the total of separate bookkeeping accounts established in the name of each terminated or former Participant to represent his forfeitable percentage. (This account shall be separate from the Code Section 415 suspense account referenced in Section 6.2 hereof.) The Suspense Account shall always share in earnings or losses of the Trust Fund and at the appropriate time shall be used to offset future Employing Company contributions. Forfeitures shall only remain in the Suspense Account until such time as they become available to reduce future Employing Company contributions in accordance with Section 10.3 hereof.

         2.70 "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

                  (a) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

                  (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

exceeds 60% of a similar sum determined for all employees.

         2.71 "Trust" or "Trust Fund" shall mean the trust established pursuant to the Trust Agreement.

         2.72 "Trust Agreement" shall mean the trust agreement between the Company and the Trustee, as described in Article XIV.

         2.73 "Trustee" shall mean the person or corporation designated as trustee under the Trust Agreement, including any successor or successors.

         2.74 "Valuation Date" shall mean each business day of the New York Stock Exchange.

         2.75 "Voluntary Participant Contribution" shall mean a contribution made pursuant to Section 4.6 during the Plan Year.

         2.76 "Year of Service" shall mean a twelve-month period of employment as an Employee, including any fractions thereof. Calculation of the twelve-month periods shall commence with the Employee's first day of employment, which is the date on which an Employee first performs an Hour of Service, and shall terminate on his Break-in-Service Date. Thereafter, if he has more than one period of employment as an Employee, his Years of Service for any subsequent period shall commence with the Employee's reemployment date, which is the first date following a Break-in-Service Date on which the Employee performs an Hour of Service, and shall terminate on his next Break-in-Service Date. An Employee who has a Break-in-Service Date and resumes employment with the Affiliated Employers within twelve months of his Break-in-Service Date shall receive a fractional Year of Service for the period of such cessation of employment.

         In addition, an Eligible Employee's Years of Service shall include service with a prior employer to the extent provided herein as applicable to such Eligible Employee.

         Notwithstanding anything in this Section 2.76 to the contrary, an Employee shall not receive credit for more than one Year of Service with respect to any twelve-consecutive-month period.

                                   ARTICLE III
                                  PARTICIPATION

         3.1 Eligibility Requirements. Each individual who was a Participant on April 2, 2001 will continue to participate in the Plan. Each individual who is or becomes an Eligible Employee on April 2, 2001 shall become a Participant on April 2, 2001. Each other Eligible Employee shall become a Participant as of the first Enrollment Date coincident with or first following the date he becomes an Eligible Employee. An Eligible Employee shall make an election to participate by authorizing deductions from or reduction of his Compensation as contributions to the Plan in accordance with Article IV, and directing the investment of such contributions in accordance with Article VIII. Such Compensation deduction and/or reduction authorization and investment direction shall be made in accordance with the procedures established from time to time by the Committee.

         3.2 Participation upon Reemployment. If an Eligible Employee terminates his employment with an Affiliated Employer and is subsequently reemployed as an Eligible Employee, whether before or after he incurs a One-Year Break in Service, he shall be eligible to become an active Participant in the Plan as of the date of his reemployment.

         3.3 Change in Eligibility. In the event that an Employee's status changes such that he is no longer eligible to participate under the Mirant Services Bargaining Unit Employee Savings Plan, but instead becomes an Eligible Employee under this Plan, his pre-tax, after-tax, matching and/or rollover contribution accounts under such plan shall be transferred to his corresponding Elective Employer Contribution, Voluntary Participant Contribution, Employer Matching Contribution and/or Rollover Contribution subaccounts in his Account under this Plan. All amounts transferred to this Plan in accordance with this
Section 3.3, including the outstanding balance of any loans, shall be subject to all of the other provisions of this Plan. Any outstanding loan transferred with such accounts shall be considered a loan from this Plan pursuant to Section 11.7 hereof. Finally, no such transfer shall eliminate an optional form of benefit in violation of Code Section 411(d)(6).

         3.4 Loss of Eligible Employee Status. If a Participant loses his status as an Eligible Employee, but remains an Employee, such Participant shall be ineligible to participate and shall be deemed to have elected to suspend making Voluntary Participant Contributions or to have Elective Employer Contributions made on his behalf.

         3.5 Rollovers from Other Plans. An Eligible Employee who has received a distribution of his interest in a tax qualified retirement plan of a former employer under circumstances meeting the requirements of Section 402(c)(4) of the Code relating to eligible rollover distributions from qualified retirement plans may elect to deposit all or any portion (as designated by such Eligible Employee) of the amount of such distribution as a Rollover Contribution to this Plan. A Rollover Contribution may be made only within 60 days following the date the Eligible Employee receives the distribution from the plan of his former employer (or within such additional period as may be provided under Section 408 of the Code if the Eligible Employee shall have made a timely deposit of the distribution in an individual retirement account).

         The Committee shall establish rules and procedures to implement this
Section 3.5, including without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan of the former employer and compliance with any applicable provisions of the Code relating to such contributions. The amount contributed to the Trustee pursuant to this Section 3.5 shall be placed in the Eligible Employee's Rollover Contribution subaccount for the benefit of the Eligible Employee pursuant to
Section 9.1. The Eligible Employee shall have a fully vested interest in the balance of his Rollover Contribution subaccount at all times and such Rollover Contribution subaccount shall share in the earnings, gains, and losses of the Trust Fund as set forth in Article IX of the Plan. An Employee shall be entitled to a distribution of his Rollover Contribution subaccount pursuant to the applicable provisions of Articles XI and XII hereof.

         3.6 Military Leave. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code.

         3.7 Former Commonwealth Edison of Indiana Employees. Notwithstanding any other provision of the Plan to the contrary, any former employee of Commonwealth Edison of Indiana who was employed by an Employing Company or Southern Affiliate prior to April 1, 1998 and is set forth on an approved schedule of employees, shall be entitled for vesting purposes hereunder to years of vesting service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan on or after January 1, 1997, in addition to any Years of Service accrued under this Plan. Notwithstanding Section 2.28(b), such former employees of Commonwealth Edison of Indiana shall not be considered Eligible Participants for allocation of Fixed Profit Sharing Contributions under
Section 5.5. Notwithstanding the foregoing, if a former employee of Commonwealth Edison of Indiana (1) terminates employment with either an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC, or transfers to employment with an Affiliated Employer who is not an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC, and is subsequently rehired by either an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC, such former employee of Commonwealth Edison of Indiana shall be considered an Eligible Participant for allocation of Fixed Profit Sharing Contributions under
Section 5.5.

         3.8 Former Commonwealth Energy System Employees. Notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of the Commonwealth Energy System who is employed by an Employing Company and is set forth on an approved schedule of employees, such employee shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

         3.9 Former Orange and Rockland Utilities, Inc. Employees. Notwithstanding any other provision of the Plan to the contrary, former employees of Orange and Rockland Utilities, Inc. who are employed by an Employing Company and who are set forth on a schedule of employees acknowledged by the Committee, shall not be considered Eligible Participants for allocation of Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions. Such employees shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Employees' Retirement Plan of Orange and Rockland Utilities, Inc. on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

         3.10 Former Pacific Gas & Electric Employees. Notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of Pacific Gas & Electric who is employed by an Employing Company and is set forth on an approved schedule of employees, such employee shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Pacific Gas and Electric Company Retirement Plan on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

                                   ARTICLE IV
                       ELECTIVE EMPLOYER CONTRIBUTIONS AND
                       VOLUNTARY PARTICIPANT CONTRIBUTIONS

         4.1 Elective Employer Contributions. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to have his Compensation reduced by a whole percentage of his Compensation, which percentage shall not be less than one percent (1%) nor more than nineteen percent (19%) of his Compensation, such Elective Employer Contribution to be contributed to his Account under the Plan.

         4.2 Maximum Amount of Elective Employer Contributions. The maximum amount of Elective Employer Contributions that may be made on behalf of a Participant during any Plan Year to this Plan or any other qualified plan maintained by an Employing Company shall not exceed the dollar limitation set forth in Section 402(g) of the Code in effect at the beginning of such Plan Year.

         4.3      Distribution of Excess Deferral Amounts.

                  (a) In General. Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed (and any corresponding Employer Matching Contributions shall be forfeited) no later than April 15th of each Plan Year, to Participants who allocate (or are deemed to allocate) such amounts to this Plan pursuant to (b) below for the preceding calendar year. Excess Deferral Amounts that are distributed shall not be treated as an Annual Addition. Any Employer Matching Contributions forfeited pursuant to this subsection (a) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contributions relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                  (b) Assignment. The Participant's allocation of amounts in excess of the Code Section 402(g) limits to this Plan shall be in writing; shall be submitted to the Committee no later than March 1st; shall specify the Participant's Excess Deferral Amount for the preceding Plan Year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Section 401(k), 408(k), 408(p), 402(h)(1)(B), 457, 501(c)(18), or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. A Participant is deemed to notify the Committee of any Excess Deferral Amounts that arise by taking into account only those deferrals under this Plan and any other plans of an Affiliated Employer.

                  (c) Determination of Income or Loss. The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to Excess Deferral Amounts is the sum of:

                           (1) income or loss allocated to the Participant's
                  Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Amount for the year and the denominator of which is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                           (2) if the Committee shall determine in its sole
                  discretion, ten percent (10%) of the amount determined under
                  (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                  Notwithstanding the above, the Committee may designate any reasonable method for computing the income or loss allocable to Excess Deferral Amounts, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                  (d) Maximum Distribution Amount. The Excess Deferral Amount, which would otherwise be distributed to the Participant, shall, if there is a loss allocable to such Excess Deferral Amount, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

         4.4      Additional Rules Regarding Elective Employer Contributions.

         Salary reduction agreements shall be governed by the following:

                  (a) A salary reduction agreement shall apply to payroll periods during which such salary reduction agreement is in effect. The Committee, in its discretion, may establish administrative procedures whereby the actual reduction in Compensation may be made to coincide with each payroll period of the Employing Company, or at such other times as the Committee may determine.

                  (b) The Committee may amend or revoke its salary reduction agreement with any Participant at any time, if the Committee determines that such revocation or amendment is necessary to ensure that a Participant's additions for any Plan Year will not exceed the limitations of Sections 4.2 and 6.1 of the Plan or to ensure that the Actual Deferral Percentage Test is satisfied.

                  (c) Except as required under 4.4(b) above, and under Section 4.5(c) below, no amounts attributable to Elective Employer Contributions may be distributed to a Participant or his Beneficiary from his Account prior to the earlier of:

                           (1) the separation from service, death or disability of the Participant;

                           (2)      the attainment of age 59 1/2 by the
                  Participant;

                           (3)      the termination of the Plan without
                  establishment of a successor plan;

                           (4) a financial hardship of the Participant pursuant to Section 11.6 of the Plan;

                           (5) the date of a sale by an Employing Company to an
                  entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                           (6) the date of the sale by an Employing Company or
                  an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer with respect to the Participant who continues employment with such subsidiary.

         4.5      Section 401(k) Nondiscrimination Tests.

                  (a) Actual Deferral Percentage Test. The Plan shall satisfy the nondiscrimination test of Section 401(k)(3) of the Code, under which no Elective Employer Contributions shall be made that would cause the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees to exceed either subsection 4.5(a)(1) or (2) as follows:

                           (1) The Average Actual Deferral Percentage for
                  Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                           (2) The Average Actual Deferral Percentage for
                  Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

                           At the election of the Committee, the current year
                  Average Actual Deferral Percentage for current year Non-Highly Compensated Employees may be substituted for the prior year Average Actual Deferral Percentage. However, once an election is made to utilize such current year Average Actual Deferral Percentage in determining the Actual Deferral Percentage, the Committee may not revoke such election without the approval of the Internal Revenue Service, to the extent required under Code Section 401(k)(3)(A). Notwithstanding the foregoing, for the 2000 Plan Year, the Average Actual Deferral Percentage of Non-Highly Compensated Employees shall be deemed to be three percent (3%) or, if the Committee elects in accordance with Code Section 401(k)(3)(E), the actual Average Actual Deferral Percentage of Non-Highly Compensated Employees for the 2000 Plan Year.

                  (b)      Distribution of Excess Deferral Contributions.

                           (1) In General. The Excess Deferral Contributions for
                  a Highly Compensated Employee for a Plan Year which are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Elective Employer Contributions for the Plan Year shall be reduced to the extent required to:

                                    (A)      distribute the total amount of
                           Excess Deferral Contributions, or

                                    (B) cause the amount of such Highly
                           Compensated Employee's Elective Employer
                           Contributions to equal the amount of Elective Employer Contributions of the Highly Compensated Employee with the next highest amount of Elective Employer Contributions for the Plan Year.

                  This process must be repeated until all Excess Deferral Contributions are distributed.

                           Excess Deferral Contributions plus any income and
                  minus any loss allocable thereto shall be distributed (and any corresponding Employer Matching Contribution shall be forfeited) to Participants on whose behalf such Excess Deferral Contributions were made within two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the Plan Year following the close of the Plan Year for which such contributions were made. Distribution of Excess Deferral Contributions shall be made to Highly Compensated Employees in accordance with this Section 4.5(b). Any Employer Matching Contributions forfeited pursuant to this Subsection
                  (b)(1) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contribution relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                           (2) Determination of Income or Loss. Excess Deferral
                  Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Deferral Contributions is the sum of:

                                    (A) income or loss allocated to the
                           Participant's Account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Deferral Contributions to be distributed for the year and the denominator is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                                    (B) if the Committee shall determine in its
                           sole discretion, ten percent (10%) of the amount determined under (A) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                           Notwithstanding the above, the Committee may
                  designate any reasonable method for computing the income or loss allocable to Excess Deferral Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                           (3) Maximum Distribution Amount. The Excess Deferral
                  Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the Excess Deferral Amount distributed to the Participant; and shall, if there is a loss allocable to the Excess Deferral Contributions, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

                  (c)      Special Rules.

                           (1) For purposes of this Section 4.5, the Actual
                  Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have deferral contributions allocated to his account under two (2) or more plans or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such deferral contributions were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Code Section 401(k).

                           (2) In the event that this Plan satisfies the
                  requirements of Code Section 401(k), Code Section 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code
                  Section 401(k), Code Section 401(a)(4), or 410(b) only if aggregated with this Plan, then the actual deferral percentages shall be determined as if all such plans were a single plan.

                           (3) The determination and treatment of the Elective
                  Employer Contributions and Actual Deferral Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         4.6 Voluntary Participant Contributions. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to contribute to his Account a Voluntary Participant Contribution consisting of any whole percentage of his Compensation, which percentage is not less than one percent (1%) nor more than nineteen percent (19%) of his Compensation. The maximum Voluntary Participant Contribution shall be reduced by the percent, if any, which is contributed as an Elective Employer Contribution on behalf of such Participant under Section 4.1.

         4.7 Manner and Time of Payment of Elective Employer Contributions and Voluntary Participant Contributions. Contributions made in accordance with Sections 4.1 and 4.6 will be rounded to the next higher multiple of one dollar on a monthly basis. They will be made only through payroll deductions and will be effective as of the payroll period commencing as soon as practicable after the date on which the Participant elects to commence participation in the Plan. Contributions shall be remitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from each Employing Company's general assets, but in any event within the time period prescribed by applicable law.

         4.8 Change in Contribution Rate. A Participant may prospectively change the percentage of his Compensation that he has authorized as the Elective Employer Contribution to be made on his behalf or his Voluntary Participant Contribution to another permissible percentage in accordance with the procedures established by the Committee. Such election shall be effective as soon as practicable after it is made.

         4.9 Change in Contribution Amount. In the event of a change in the Compensation of a Participant, the percentage of the Elective Employer Contribution made on his behalf or his Voluntary Participant Contribution currently in effect shall be applied as soon as practicable with respect to such changed Compensation without action by the Participant.

                                    ARTICLE V
                             EMPLOYER CONTRIBUTIONS

         5.1 Amount of Employer Matching Contributions. Subject to the provisions of Section 6.1 and 6.2, each Employing Company shall contribute an Employer Matching Contribution on behalf of each Participant in its employ who meets the eligibility requirements of Section 3.1. The amount of the Employer Matching Contribution shall be equal to seventy-five percent (75%) of a Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, however, for purposes of such Employer Matching Contributions, the total of Elective Employer Contributions and Voluntary Participant Contributions in excess of six percent (6%) of the Participant's Compensation for such payroll period shall not be considered. If, as determined as of the end of a Plan Year, a Participant received Employer Matching Contributions on a total of Elective Employer Contributions and Voluntary Participant Contributions which is less than six percent (6%) of his Compensation for the Plan Year because of limitations imposed on a payroll period basis, the Employing Company may make an additional Employer Matching Contribution on behalf of such Participant. However, such additional Employer Matching Contribution will not be based on a total of Elective Employer Contributions and Voluntary Participant Contributions in excess of six percent (6%) of his Compensation for the Plan Year.

         5.2 Payment of Employer Matching Contributions. Except as provided herein, Employer Matching Contributions shall be remitted to the Trustee as soon as practicable after the payroll period to which they relate.

         5.3 Limitations on Employer Matching Contributions and Voluntary Participant Contributions.

                  (a) Actual Contribution Percentage Test. The Plan shall satisfy the nondiscrimination test of Section 401(m) of the Code, under which the Average Contribution Percentage for Eligible Participants shall not exceed either subsection 5.3(a)(1) or (2) as follows:

                           (1) The Average Contribution Percentage for Eligible
                  Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by 1.25; or

                           (2) The Average Contribution Percentage for Eligible
                  Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two
                  (2), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees is in the current Plan Year does not exceed the Average Contribution Percentage for the prior Plan Year for Eligible Participants who were

                  Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

                           At the election of the Committee, the current year
                  Average Contribution Percentage for current year Non-Highly Compensated Employees may be substituted for the prior year Average Contribution Percentage. However, once an election is made to utilize such current year Average Contribution Percentage in determining the Actual Contribution Percentage, the Committee may not revoke such election without the approval of the Internal Revenue Service, to the extent required under Code Section 401(m)(2)(A). Notwithstanding the foregoing, for the 2000 Plan Year the Average Contribution Percentage of Non-Highly Compensated Employees shall be deemed to be three percent (3%) or, if the Committee elects in accordance with Code Section 401(m)(3), the actual Average Contribution Percentage of Non-Highly Compensated Employees for the 2000 Plan Year.

                  (b)      Distribution of Excess Aggregate Contributions.

                           (1) In General. The Excess Aggregate Contributions
                  for Highly Compensated Employees for a Plan Year which are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Employer Matching Contributions and Voluntary Participant Contributions shall be reduced to the extent required to:

                                    (A)      distribute the total amount of
                           Excess Aggregate Contributions, or

                                    (B) cause the amount of such Highly
                           Compensated Employee's Employer Matching
                           Contributions and Voluntary Participant Contributions to equal the amount of Employer Matching Contributions and Voluntary Participant Contributions of the Highly Compensated Employee with the next highest amount of the Employer Matching Contributions and Voluntary Participant Contributions for the Plan Year.

                           This process must be repeated until all Excess
                  Aggregate Contributions are distributed.

                           Excess Aggregate Contributions, plus any income and
                  minus any loss allocable thereto, shall be distributed (or, if forfeitable, forfeited) within two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the following Plan Year, to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the Plan Year. Excess Aggregate Contributions shall be treated as Annual Additions.

                           (2) Determination of Income or Loss. Excess Aggregate
                  Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Aggregate Contributions is the sum of:

                                    (A) income or loss allocated to the
                           Participant's Account attributable to Voluntary Participant Contributions and Employer Matching Contributions to be distributed for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's Account balance attributable to Voluntary Participant Contributions and Employer Matching Contributions, minus any income or plus any loss occurring during the Plan Year; and

                                    (B) if the Committee shall determine in its
                           sole discretion, ten percent (10%) of the amount determined under (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                           Notwithstanding the above, the Committee may
                  designate any reasonable method for computing the income or loss allocable to Excess Aggregate Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                           (3) Accounting for Excess Aggregate Contributions.
                  Excess Aggregate Contributions shall be distributed first from Voluntary Participant Contributions allocated to the Participant's Account and any corresponding Employer Matching Contributions shall also be forfeited and then, if necessary, distributed from the remaining Employer Matching Contributions allocated to the Participant's Account.

                  (c)      Special Rules.

                           (1) The Contribution Percentage for any Eligible
                  Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make voluntary participant contributions, to receive employer matching contributions, or to make deferral contributions under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such contributions were made under a single plan.

                           (2) In the event that this Plan satisfies the
                  requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section

                  401(m), 401(a)(4), or 410(b) only if aggregated with this Plan, then the contribution percentages shall be determined as if all such plans were a single plan.

                           (3) The determination and treatment of the
                  Contribution Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         5.4 Multiple Use Limitation. If both the Average Actual Deferral Percentage and the Average Contribution Percentage of the Highly Compensated Employees exceed 1.25 of the Average Actual Deferral Percentage and the Average Contribution Percentage of the Non-Highly Compensated Employees and if one or more Highly Compensated Employees makes Elective Employer Contributions and receives Employer Matching Contributions, and the sum of the Actual Deferral Percentage and Actual Contribution Percentage of those Highly Compensated Employees subject to either or both test exceed the aggregate limit as defined in Treasury Regulation Section 1.401(m)-2, then the Employer Matching Contribution of those Highly Compensated Employees who participate in the cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Employer Matching Contribution is the highest) so that the aggregate limit is not exceeded. For purposes of determining if the aggregate limit has been exceeded, the Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Employees shall be determined after any corrections required to meet the Actual Deferral Percentage Test and the Actual Contribution Percentage Test.

         5.5 Fixed Profit Sharing Contribution. Each Employing Company shall make a Fixed Profit Sharing Contribution to the Accounts of Eligible Participants for each payroll period equal to three percent (3%) of such Eligible Participants' Compensation during such payroll period. The Fixed Profit Sharing Contribution shall be made without regard to the current or accumulated net profits of the Employing Company. Compensation for purposes of this Section
5.5 shall mean a Participant's Compensation hereunder plus any short-term incentive pay awarded under the Mirant Corporation Omnibus Incentive Compensation Plan. The Fixed Profit Sharing Contribution shall be allocated among the Accounts of Eligible Participants in proportion to the ratio that the Compensation of an Eligible Participant during the payroll period for which such Fixed Profit Sharing Contribution relates to the Compensation of all Eligible Participants during such payroll period. Fixed Profit Sharing Contributions shall be paid to the Trustee as soon as practicable after the expiration of each calendar quarter for which such Fixed Profit Sharing Contribution relates, but in any event not later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year of the payroll period in question.

         5.6 Discretionary Profit Sharing Contribution. In addition to the Fixed Profit Sharing Contribution, each Employing Company may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to the Accounts of Eligible Participants who are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. The Discretionary Profit Sharing Contribution may be made in a whole dollar amount or as a percentage of the Compensation of each Eligible Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this Section 5.6, and may be made without regard to the current or accumulated net profits of the Employer. Compensation for purposes of this Section 5.6 shall mean a Participant's Compensation hereunder plus any short-term incentive pay awarded under the Mirant Corporation Omnibus Incentive Compensation Plan. The Discretionary Profit Sharing Contribution shall be allocated among the Accounts of Eligible Participants who are Eligible Employees during the Plan Year for which such Discretionary Profit Sharing Contribution relates in proportion to the ratio that the Compensation of an Eligible Participant during the Plan Year bears to the Compensation of all such Eligible Participants during the Plan Year. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question.

         5.7 Reversion of Employing Company Contributions. Employing Company contributions computed in accordance with the provisions of this Plan shall revert to the Employing Company under the following circumstances:

                  (a) In the case of an Employing Company contribution which is made by reason of a mistake of fact, upon written direction of the Employing Company, such contribution shall be returned to the Employing Company within one year after the payment of the contribution.

                  (b) If any Employing Company contribution is determined to be nondeductible under Section 404 of the Code, upon written direction of the Employing Company, such Employing Company contribution, to the extent that it is determined to be nondeductible, shall be returned to the Employing Company within one year after the disallowance of the deduction.

                  (c) If the Plan receives an adverse determination with respect to its initial qualification under the Code, the Employing Company contribution shall be returned to the Employing Company within one year of the date of such disqualification.

         The amount which may be returned to the Employing Company under this
Section 5.7(a) and (b) is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or disallowance of the deduction. Earnings attributable to the excess contribution shall not be returned to the Employing Company, but losses attributable thereto shall reduce the amount to be returned. If the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the Account of any Participant to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount to be returned to the Employing Company shall be limited so as to avoid such reduction.

         5.8 Correction of Prior Incorrect Allocations and Distributions. Notwithstanding any provisions contained herein to the contrary, in the event that as of any Valuation Date, adjustments are required in any Participants' Accounts to correct any incorrect allocation of contributions or investment earnings or losses, or such other discrepancies in Account balances that may have occurred previously, the Employing Companies may make additional contributions to the Plan to be applied to correct such incorrect allocations or discrepancies. The additional contributions shall be allocated by the Committee to adjust such Participants' Accounts to the value which would have existed on said Valuation Date had there been no prior incorrect allocation or discrepancies. The Committee shall also be authorized to take such other actions as it deems necessary to correct prior incorrect allocations or discrepancies in the Accounts of Participants under the Plan.

                                   ARTICLE VI
                          LIMITATIONS ON CONTRIBUTIONS

         6.1      Section 415 Limitations.

                  (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of a Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                           (1)      twenty-five percent (25%) of the
                  Participant's compensation in the Limitation Year; or

                           (2) $35,000 (as such amount may be adjusted from time to time pursuant to Code Section 415(d)).

                  (b) For purposes of this Section 6.1, wherever the term "compensation" is used, such term shall mean compensation as defined in Code Section 415(c)(3) and any rulings and regulations thereunder.

         6.2 Correction of Contributions in Excess of Section 415 Limits. If the Annual Additions for a Participant exceed the limits of Section 6.1 as a result of the allocation of forfeitures, if any, a reasonable error in estimating a Participant's annual compensation for purposes of the Plan, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual, or under other limited facts and circumstances that the Commissioner of the Treasury finds justify the availability of the rules set forth in this Section 6.2, the excess amounts shall not be deemed Annual Additions if they are treated in accordance with any one or more or any combination of the following:

                  (a) distribute to the Participant that portion, or all, of his Elective Employer Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1;

                  (b) return to the Participant that portion, or all, of his Voluntary Participant Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1;

                  (c) forfeiture of that portion, or all, of the Employer Matching Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1; and

                  (d) forfeiture of that portion, or all, of the Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions that were allocated to the Participant's Account (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1.

         Any amounts distributed or returned to the Participant under (a) or (b) above shall be disregarded for purposes of the Actual Deferral Percentage Test and for purposes of the Actual Contribution Percentage Test.

         Any amounts forfeited under this Section 6.2 shall be held in a suspense account (separate from the Suspense Account established under Section 10.3) and shall be applied, subject to Section 6.1, to reduce the next ensuing Employing Company contribution. Such application shall be made prior to any Employing Company contributions that would constitute Annual Additions. No income or investment gains and losses shall be allocated to the suspense account provided for under this Section 6.2. If any amount remains in a suspense account provided for under this Section 6.2 upon termination of this Plan, such amount will revert to the Employing Companies notwithstanding any other provision of this Plan.

                                   ARTICLE VII
                           SUSPENSION OF CONTRIBUTIONS

         7.1 Suspension of Contributions. A Participant may (on a prospective basis) voluntarily suspend the Elective Employer Contributions made on his behalf and his Voluntary Participant Contributions in accordance with the procedures established by the Committee. Such suspension shall be effective as soon as practicable after it is made. Whenever Elective Employer Contributions made on a Participant's behalf and Voluntary Participant Contributions are suspended, Employer Matching Contributions shall also be suspended.

         7.2 Resumption of Contributions. A Participant may terminate prospectively any suspension under Section 7.1 in accordance with the procedures established by the Committee. Such resumption of contributions shall be effective prospectively as soon as practicable after it is elected. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                                  ARTICLE VIII
                           INVESTMENT OF CONTRIBUTIONS

         8.1 Investment Funds. The Investment Funds shall be selected from time to time by the Mirant Services Investment Review Committee (the "Investment Review Committee"). In addition to such other Investment Funds selected by the Investment Review Committee, the Investment Funds shall include the "Company Stock Fund." The Company Stock Fund shall be invested and reinvested in Common Stock, provided that funds applicable to the purchase of Common Stock pending investment of such funds may be temporarily invested in short-term United States Government obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and, if the Trustee so determines, may be transferred to money market funds utilized by the Trustee for qualified employee benefit trusts.

         8.2 Investment of Participant and Profit Sharing Contributions. Each Participant shall direct, at the time he elects to participate in the Plan and at such other times as may be directed by the Investment Review Committee or pursuant to Section 8.6, that his Elective Employer Contributions, Voluntary Participant Contribution, Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions be invested in one or more of the Investment Funds, provided such investments are made in one-percent (1%) increments.

         8.3 Investment of Employer Matching Contributions. Employer Matching Contributions shall be invested entirely in the Company Stock Fund and shall remain invested in the Company Stock Fund until such time that the Participant elects to invest all or a portion of the amount credited to his Employer Matching Contribution subaccount in any of the Investment Funds under this Plan as provided in Section 8.5.

         Notwithstanding the foregoing, any amounts attributable to employer matching contributions, which are transferred to this Plan pursuant to a trust-to-trust transfer, shall not be invested in the Company Stock Fund but shall instead be invested at the Participant's direction. If no such direction is provided, such transferred amount shall be invested in accordance with procedures established by the Investment Review Committee.

         8.4 Investment of Earnings. Subject to Section 8.8, interest, dividends, if any, and other distributions received by the Trustee with respect to an Investment Fund shall be reinvested in such Investment Fund.

         8.5 Transfer of Assets between Funds. A Participant may direct in accordance with the provisions of this Section 8.5 and such procedures established by the Committee that all of his interest in an Investment Fund or funds attributable to amounts in his Account or any portion of such amount (expressed in number of shares, whole dollar amounts, or one-percent (1%) increments) to the credit of his Account be transferred and invested by the Trustee as of such date in any other Investment Fund as designated by the Participant. Such direction shall be effective as soon as practicable after it is made.

          8.6 Change in Investment Direction. Any investment direction given by a Participant shall continue in effect until changed by the Participant. A Participant may change his investment direction as to the future contributions and allocations of his Account in accordance with the procedures established by the Committee, and such direction shall be effective as soon as practicable after it is made.

         8.7 Section 404(c) Plan. This Plan is intended to be a plan described in ERISA Section 404(c) and shall be interpreted in accordance with Department of Labor Regulations Section 1.404c-1, which is incorporated herein by this reference. The Investment Review Committee shall take such actions as it deems necessary or appropriate in its discretion to cause the Plan to comply with such requirements, including, but not limited to, providing Participants with the right to request and receive written confirmation of their investment instructions. Further the Investment Review Committee shall take such actions as it deems necessary or appropriate in its discretion to (a) ensure that confidentiality procedures with respect to a Participant's ownership of Common Stock and the exercise of ownership rights with respect to such Common Stock are adequate and utilized, and (b) appoint an independent fiduciary to carry out such actions as the Investment Review Committee determines involve the potential for undue influence on Participants with regard to the direct or indirect exercise of shareholder rights with respect to Common Stock.

         8.8 Other Stock Investment Funds. In the event that the Committee in its discretion allows a trust-to-trust transfer from the fund of a plan which is primarily invested in the common stock of the employer maintaining the plan into this Plan, the Trustee shall establish and maintain a separate Investment Fund for such common stock on behalf of those Participants invested in common stock prior to the transfer. These Participants may direct investments out of such Investment Fund and into the other Investment Funds in accordance with the procedures of this Article VIII. However, no future investments may be made in such Investment Fund and, should a Participant elect to reduce the portion of his Account which is invested in such Investment Fund, he may not again reinvest additional assets in such Investment Fund. Any interest, dividends, if any, and other distributions received with respect to an Investment Fund established pursuant to this Section 8.8 shall be invested pursuant to the Participant's direction under Section 8.2 hereof.

         8.9 Southern Stock Fund. All Southern Stock received by the Plan pursuant to Section 9.1(b) shall be held in a Participant's Southern Stock Fund. Participants may direct investments out of the Southern Stock Fund and into the other Investment Funds in accordance with the procedures of this Article VIII. However, Participants may not direct investments into the Southern Stock Fund and, should a Participant elect to direct investments out of the Southern Stock Fund, he may not again direct any amount attributable to such investments back into the Southern Stock Fund. In no event shall the Southern Stock Fund remain as an Investment Fund under the Plan later than the end of the calendar quarter which includes the five-year anniversary of the date Southern Stock is first held in the Southern Stock Fund. Any Southern Stock which remains in a Participant's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

                                   ARTICLE IX
               MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS

         9.1      Establishment of Accounts.

                  (a) An Account shall be established for each Participant. In addition, subaccounts shall be established for each Participant to reflect all Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions, Fixed Profit Sharing Contributions, Discretionary Profit Sharing Contributions and any Rollover Contributions (and the earnings and/or losses on each subaccount). Each Participant will be furnished a statement of his Account at least annually and upon any distribution.

                  (b) Upon the transfer to the Plan of Southern Stock from the Southern Plans or the SCEM Plan, a "Southern Stock Account" subaccount shall be established to reflect a Participant's interest in the Plan attributable to the Southern Stock so transferred. In addition, subaccounts to the Southern Stock Account shall be established to reflect the character of the Southern Stock Account as Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions, Transferred ESOP Accounts, and Rollover Contributions.

                  (c) Upon the transfer to the Plan of Common Stock from the Southern Plans or the SCEM Plan, a "Transferred Common Stock Account" subaccount shall be established to reflect a Participant's interest in the Plan attributable to the Common Stock so transferred.

         9.2 Valuation of Investment Funds. A Participant's Account in respect of his interest in each Investment Fund shall be credited or charged, as the case may be, as of each Valuation Date with the dividends, income, gains, appreciation, losses, depreciation, forfeitures, expenses, and other transactions with respect to such Investment Fund for the Valuation Date as of which such credit or charge accrued. Such credits or charges to a Participant's Account shall be made in such proportion and by such method or formula as shall be deemed by the Committee to be necessary or appropriate to account for each Participant's proportionate beneficial interest in the Trust Fund in respect of his interest in each Investment Fund. Investments of each Investment Fund shall be valued at their fair market values as of each Valuation Date as determined by the Trustee, and such valuation shall conclusively establish such value.

         9.3 Rights in Investment Funds. Nothing contained in this Article IX shall be deemed to give any Participant any interest in any specific property in any Investment Fund or any interest, other than the right to receive payments or distributions in accordance with the Plan or the right to instruct the Trustee how to vote Common Stock as provided in Section 14.3.

                                    ARTICLE X
                                     VESTING

         10.1 Full Vesting. Participants shall at all times be one-hundred percent (100%) vested in all Elective Employer Contributions, Voluntary Participant Contributions and Rollover Contributions made to their Accounts.

         10.2 Employer Matching Contributions and Profit Sharing Contributions. A Participant's nonforfeitable percentages of Employer Matching Contributions, Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions (and any earnings or losses thereon) shall be based on the Participant's total number of Years of Service, computed without regard to any Years of Service completed after the fifth (5th) consecutive One-Year Break in Service. Such percentages shall be determined from the following schedules:

     Employer Matching Contributions and Fixed Profit Sharing Contributions

       Completed                   Nonforfeitable                 Forfeitable
   Years of Service                  Percentage                    Percentage
   ----------------                --------------                 -----------
   Less than 1                           0%                           100%
   1 but less than 2                  33.3%                          66.6%
   2 but less than 3                  66.6%                          33.3%
   3 or more                           100%                             0%

         Notwithstanding the foregoing, each Participant who is an Eligible Employee on April 2, 2001 shall at all times be one-hundred percent (100%) vested in all Employer Matching Contributions.

                   Discretionary Profit Sharing Contributions


       Completed                   Nonforfeitable                 Forfeitable
   Years of Service                  Percentage                    Percentage
   ----------------                --------------                 -----------
      Less than 3                        0%                           100%
      3 or more                        100%                             0%

         10.3 Forfeitures. That portion of the Account to which the Participant is not entitled shall be credited to the Suspense Account (which will always share in earnings and losses of the Trust) and at such time as the amount becomes available as a Forfeiture shall be applied to reduce the next ensuing Employing Company contribution.

         10.4 Buy-Back Procedures. A terminated Participant who has voluntarily elected to receive a distribution of the vested portion of his Account pursuant to Section 12.5(a)(2) (or who receives a mandatory lump sum distribution pursuant to Section 12.5(a)(1)) and who returns to the employ of an Employing

Company before incurring five (5) consecutive One-Year Breaks in Service shall be permitted to repay the distributed amount to the Trust Fund and thereby be entitled to a restoration of his entire Account under the Plan in an amount not less than that amount determined as of the Valuation Date used to determine the actual payment of the distribution, unadjusted by any subsequent gains or losses. The Participant must repay the full amount distributed to him before the earlier of (a) five (5) years from the first date on which the Participant is subsequently reemployed by the Employer or (b) the close of a period of five (5) consecutive One-Year Breaks in Service commencing after the withdrawal. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employing Company contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

         10.5 Deemed Cash-out and Deemed Buy-back. Any Participant who terminates employment for any reason at a time when he is zero percent (0%) vested in his Account shall be deemed cashed out of the Plan as of the last day of the month immediately following the month in which occurs his termination of employment. If the terminated Participant returns to the employ of an Employing Company before incurring five (5) consecutive One-Year Breaks in Service, he shall be entitled to a restoration of his benefits under the Plan in an amount not less than that amount determined as of the last day of the month immediately following the month in which occurs his termination of employment, unadjusted by an subsequent gains or losses. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employing Company contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

         10.6     Vesting after One-Year Break in Service.

                  (a) A terminated Participant who is reemployed after incurring a One-Year Break in Service shall be entitled to receive credit for vesting purposes for Years of Service earned prior to the One-Year Break in Service subject to the following rules:

                           (1) If the terminated Participant had a vested right
                  to all or a portion of his Account balance derived from Employing Company contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service upon his date of reemployment.

                           (2) If the terminated Participant did not have a
                  vested right to all or any portion of his Account balance derived from Employing Company contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service provided his number of consecutive One-Year Breaks in Service is less than the greater of five (5) or his aggregate Years of Service earned before his One-Year Break in Service.

                  (b) No Years of Service earned after five (5) consecutive One-Year Breaks in Service shall be taken into account in determining a Participant's nonforfeitable percentage in his Account balance attributable to Employing Company contributions that were made prior to such five-year period.

         10.7 Vesting at Normal Retirement Date. Notwithstanding Section 10.2, a Participant shall become one hundred percent (100%) vested in his Account balance upon his Normal Retirement Date provided that he has not separated from service with the Employing Company prior to such date.

         10.8 Vesting Upon Death. Notwithstanding Section 10.2, a Participant's Account shall become one hundred percent (100%) vested upon his death if his death occurs while he is an Employee.

                                   ARTICLE XI
                              WITHDRAWALS AND LOANS

         11.1     Withdrawals by Participants.

                  (a) Subject to the provisions of Article XII, this Section 11.1, and Sections 11.2 through 11.6, a Participant may make withdrawals from his vested Account effective as of any Valuation Date in the order of priority listed below.

                           (1) All or a portion of the value of his Account
                  attributable to Voluntary Participant Contributions (not including any earnings or appreciation thereon) made prior to January 1, 1987;

                           (2) All amounts described above, plus all or a
                  portion of the value of his Account attributable to Voluntary Participant Contributions, plus a ratable portion of the earnings and/or appreciation on such Voluntary Participant Contributions;

                           (3) All amounts described above, plus all or a portion of the value of his Account attributable to Rollover Contributions (including earnings and appreciation thereon);

                           (4) All amounts described above, plus the value of
                  his Transferred ESOP Account as described in Section 19.4(f); provided, however, that the amount in his Transferred ESOP Account attributable to funds which had been held in the Southern ESOP for less than two years may not be distributed until the first day of the month following the two-year anniversary of the date such funds were contributed to the Southern ESOP;

                           (5) All amounts described above, plus the value of
                  his Transferred Common Stock Account as described in Section 19.4(g); provided, however, that the amount in his Transferred Common Stock Account attributable to Common Stock that was distributed on Southern Stock which had been held in the Southern ESOP for less than two years may not be distributed until the first day of the month following the two-year anniversary of the date such Southern Stock was contributed to the Southern ESOP;

                           (6) All amounts described above, plus up to fifty
                  percent (50%) of the value of his account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of withdrawal;

                           (7)(A) For Participants who have not attained age 59
                  1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions (not including any earnings or appreciation thereon); and

                           (B) For Participants who have attained age 59 1/2 or
                  separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions and any earnings or appreciation thereon.

                  (b) For purposes of this Section 11.1, any individual who becomes a Participant solely because a Southern Stock Fund is established on behalf of such individual shall be treated as participating in the Plan as of the date such Southern Stock Fund is established.

                  (c) There shall be no limit on the number of withdrawals which may be made during a Plan Year.

         11.2 Notice of Withdrawal. Notice of withdrawal must be given by a Participant in accordance with the procedures established by the Committee, and if such withdrawal would constitute an eligible rollover distribution (within the meaning of Code Section 402(c)(4)), the consent and notice requirements of
Section 12.10 must be satisfied. Payment of a withdrawal shall be made as soon as practicable and in accordance with Section 12.10, if applicable.

         11.3 Form of Withdrawal. All distributions under this Article XI shall be made in the form of cash, provided that with respect to any distribution which is attributable to Common Stock, Southern Stock, Pepco common stock or BP Amoco Stock, the Participant shall have the right to demand that such portion of the distribution be made in the form of Common Stock, Southern Stock, Pepco common stock or BP Amoco Stock, as applicable, to the extent of the whole number of shares of Common Stock, Southern Stock, Pepco common stock or BP Amoco Stock, as applicable, in his Account. Such demand must be made in accordance with the procedures established by the Committee.

         11.4 Minimum Withdrawal. No distribution under this Article XI shall be permitted in an amount which has a value of less than $300, unless the value of the amount available under the selected option is less than $300, in which case such available amount will be distributed.

         11.5 Source of Withdrawal. Withdrawals shall be made pro rata by order of Investment Fund. The value of the amount to be distributed under any option listed in Section 11.1 shall be determined as soon as practicable in accordance with the procedures established by the Committee.

         11.6     Requirement of Hardship.

                  (a) Except as provided in (e) below, a withdrawal pursuant to Section 11.1(a)(7)(A), in addition to the other requirements of Article XI, shall be permitted only if the Committee determines that the withdrawal is to be made on account of an immediate and heavy financial need of the Participant, the amount of the withdrawal does not exceed such financial need, and the amount of the withdrawal is not reasonably available from other resources of the Participant.

                  (b) For purposes of this Section 11.6, the following shall be deemed to be immediate and heavy financial needs:

                           (1) Medical expenses described in Section 213(d) of the Code, including but not limited to, expenses for:

                                    (i)      The diagnosis, cure, mitigation,
                           treatment, or prevention of disease, or for the purpose of affecting any structure or function of the body;

                                    (ii)     transportation primarily for and
                           essential to such expenses referred to in (i) above;
                           or

                                    (iii) insurance (including amounts paid as
                           premiums under part B of Title XVIII of the Social Security Act) relating to medical expenses referred to in (i) or (ii) above, provided such expenses are incurred by the Participant, the Participant's spouse or any person whom the Participant may properly claim as a dependent on his federal income tax return or are necessary for such persons to obtain the medical care described above; or

                           (2) Purchase (excluding mortgage payments) of a principal residence for the Participant; or

                           (3) Payment of tuition, related education fees, and
                  room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, child or children, or any person the Participant may properly claim as a dependent on his federal income tax return; or

                           (4)      The need to prevent eviction of the
                  Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                           (5) Any other need which the Commissioner of the
                  Internal Revenue Service, through the publication of revenue rulings, notices, or other documents of general applicability, deems to be immediate and heavy.

                  (c) For purposes of this Section 11.6, a withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need if:

                           (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                           (2)      The Participant has obtained all
                  distributions and all nontaxable loans currently available to him under all plans maintained by an Affiliated Employer;

                           (3) The Participant agrees to suspend all elective
                  employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least twelve
                  (12) months after receipt of the distribution under this
                  Section 11.6; and

                           (4) The Participant agrees not to make elective
                  contributions to this Plan or any other qualified or non-qualified deferred compensation plan sponsored by an Affiliated Employer (including stock purchase, stock option or similar plans) during the Participants' taxable year immediately following the taxable year of the hardship distribution in excess of the Participant's applicable elective deferral limits under Section 402(g) of the Code for such taxable year less the amount of the hardship distribution for the taxable year.

                  (d) When all suspensions pursuant to this Section 11.6 are ended, Elective Employer Contributions and/or Voluntary Participant Contributions may be resumed by the Participant (if the Participant is then eligible and elects to resume such contributions) beginning with the Participant's first payroll period commencing after all suspensions are ended, and Employer Matching Contributions by his Employing Company also shall be resumed. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                  (e) Notwithstanding (a) above, if a Participant has attained age 59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), he shall be permitted to make a withdrawal pursuant to Section 11.1(a)(7)(A), even if such withdrawal is not on account of hardship.

         11.7     Loans to Participants.

                  (a) The Committee may, in its sole discretion, direct the Trustee to make a loan or loans from the Trust Fund to any Participant (other than a Participant with an existing Plan loan in arrears) (1) who is an Employee on the active payroll of an Employing Company, (2) who is receiving long-term disability payments under a plan maintained by his Employing Company, (3) who is on a leave of absence authorized by his Employing Company, or (4) who is a party in interest as defined in Section 3(14) of ERISA. All loan applications shall be made in accordance with the procedures established by the Committee, which shall form a part of this Plan. Such procedures shall establish the terms and conditions of loans under the Plan, including the events constituting default, and shall be consistent with the provisions of this Section 11.7.

                  (b) The total amount of all loans outstanding to any one Participant under all qualified plans maintained by an Affiliated Employer shall not exceed the lesser of (1) $50,000, reduced by the excess of the highest outstanding balance of loans from all qualified plans maintained by an Affiliated Employer during the twelve-month period ending on the day before a loan is made, over the outstanding balance of any loans to the Participant from all qualified plans maintained by an Affiliated Employer on the date the loan is made, or
         (2) fifty percent (50%) of such Participant's Account as of the Valuation Date coinciding with or next following the date the loan application is made. The minimum amount of any loan shall not equal less than $1,000.

                  (c) The order of priority of Investment Fund(s) from which the principal amount of the loan shall be obtained shall be pro rata.

                  (d) The Committee shall adopt and follow uniform and nondiscriminatory procedures in making loans under this Plan to make certain that such loans (1) are available to all Participants on a reasonably equivalent basis, (2) are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Participants, (3) bear a reasonable rate of interest, and (4) are adequately secured. The repayment of such loans by any Participant who is an Employee on the active payroll of an Employing Company shall be made through payroll deduction. Any loan repayment shall extend for a period, not to exceed five (5) years, expressed in any number of whole months (including the month the loan is made). The term of any loan may be for a period certain of more than five (5) years, but not to exceed fifteen (15) years, only if the proceeds of such loan are used to acquire any dwelling used or, within a reasonable period of time, to be used as the principal residence of the Participant.

                  (e) The Committee shall direct the Trustee to obtain from the Participant such note and adequate security as it may require. All loans made pursuant to this Section 11.7 shall be secured by the Participant's Account, and no other types of collateral may be used to secure a loan from the Plan. Notwithstanding the provisions of Section 17.2, if a Participant defaults on a loan under the Plan or if the Participant's employment terminates prior to full repayment thereof, in addition to any other remedy provided in the loan instruments or by law, the Committee may direct the Trustee to charge against that portion of the Participant's Account which secures the loan the amount required to fully repay the loan. Under no circumstances, however, shall any unpaid loan be charged against a Participant's Account until permitted by applicable law. This Section authorizes only the making of bona fide loans and not distributions, and before resort is made against a Participant's Account for his failure to repay any loan, such other reasonable efforts to collect the same shall be made by the Committee as it deems reasonable and practical under the circumstances.

                  (f) No distribution shall be made to any Participant unless and until all unpaid loans to such Participant have either been paid in full or deducted from the Participant's Account.

                  (g) All loans made under this Section 11.7 shall be considered earmarked investments of the Participant's Account, and any repayment of principal and interest shall be reinvested in accordance with the Participant's investment direction in effect on the date of such repayment pursuant to Article VIII of the Plan.

                                   ARTICLE XII
                          DISTRIBUTION TO PARTICIPANTS

         12.1     Distribution upon Retirement.

                  (a) If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement on or after his Early Retirement Date or his Normal Retirement Date, in addition to the withdrawal options under Section 11.1, the entire balance credited to his Account shall be payable to him in the manner set forth in this
         Section 12.1 at such time requested by the Participant pursuant to
         Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant in one of the following ways:

                           (1)      In a single lump sum distribution; or

                           (2) In annual installments not to exceed twenty (20),
                  as selected by the Participant, or the Participant's life expectancy. The amount of cash and/or the number of shares of Common Stock and/or Southern Stock in each installment shall be equal to the proportionate value as of each Valuation Date immediately preceding payment of the balance then to the credit of the Participant in his Account determined by dividing the amount credited to his Account as of such Valuation Date by the number of payments remaining to be made.

                           If a Participant who is receiving installment
                  payments shall establish to the satisfaction of the Committee, in accordance with principles and procedures established by the Committee which are applicable to all persons similarly situated, that a financial emergency exists in his affairs, such as illness or accident to the Participant or a member of his immediate family or other similar contingency, the Committee may, for the purpose of alleviating such emergency, accelerate the time of payment of some or all of the remaining installments. If a Participant dies before receiving all of the amount to the credit of his Account in accordance with this paragraph (2), the amount remaining to the credit of his Account at his death shall be distributed to his Beneficiary as soon as practicable in accordance with Section 12.4.

                  (b) Notwithstanding a Participant's election to defer the receipt of the benefits under (a) above, the Committee shall direct payment in a single lump sum to such Participant if the balance of his Account does not exceed $5,000 in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash-out any Participant whose Account balance exceeds $5,000 without the written consent of the Participant.

         12.2 Distribution upon Disability. If a Participant's employment with the Affiliated Employers is terminated prior to his

Normal Retirement Date by reason of his total and permanent disability, as determined by the Social Security Administration and evidenced in a writing provided to the Committee, such disabled Participant, in addition to the withdrawal options under Section 11.1, shall be entitled to receive the entire vested value credited to his Account at such time as requested by the Participant or such legal representative pursuant to Section 12.6 and in accordance with the procedures established by the Committee. Any distribution pursuant to this Section 12.2 shall be made in a single lump sum as soon as practicable after the selected Valuation Date.

         Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant or his legal representative if the balance of such Participant's Account does not exceed $5,000 in accordance with the requirements of Code Section 411(a)(11).

         12.3 Distribution upon Death. If a Participant's employment with the Affiliated Employers is terminated by reason of death, the entire balance credited to the Participant's Account shall be distributed as soon as practicable to the Participant's surviving Beneficiary or Beneficiaries in a lump sum.

         12.4 Designation of Beneficiary. A Participant may designate a Beneficiary or Beneficiaries (who may be designated contingently) to receive all or part of the amount credited to his Account in case of his death before his receipt of all of his benefits under the Plan, provided that the Beneficiary of a married Participant shall be the Participant's Surviving Spouse, unless such Surviving Spouse shall consent in a writing witnessed by a notary public, which writing acknowledges the effect of the Participant's designation of a Beneficiary other than such Surviving Spouse. However, if such Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because the Surviving Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a designation by Participant without the consent of the Surviving Spouse shall be valid.

         Any consent necessary under this Section 12.4 shall be valid and effective only with respect to the Surviving Spouse who signs the consent or, in the event of a deemed consent, only with respect to a designated Surviving Spouse.

         A designation of Beneficiary may be revoked by the Participant without the consent of any Beneficiary (or the Participant's Surviving Spouse) at any time before the commencement of the distribution of benefits. A Beneficiary designation or change or revocation of a Beneficiary designation shall be made in accordance with the procedures established by the Committee. Notwithstanding the foregoing, if a divorced Participant wishes to retain his former spouse as his designated Beneficiary, such Participant must re-designate the former spouse as designated Beneficiary subsequent to the date of the applicable divorce decree.

         If no designated Beneficiary shall be living at the death of the Participant and/or such Participant's Beneficiary designation is not valid and enforceable under applicable law or the procedures of the Committee, such Participant's Beneficiary or Beneficiaries shall be the person or persons in the first of the following classes of successive preference, if then living:

                  (a)      the Participant's spouse on the date of his death,

                  (b)      the Participant's children, equally,

                  (c)      the Participant's parents, equally,

                  (d)      the Participant's brothers and sisters, equally, or

                  (e)      the Participant's estate.

Payment to such one or more persons shall completely discharge the Plan and the Trustee with respect to the amount so paid.

         12.5     Distribution upon Termination of Employment.

                  (a) If a Participant's employment with the Affiliated Employers is terminated for any reason other than in accordance with Sections 12.1, 12.2, and 12.3, the vested balance to the credit of the Participant's Account shall be payable in a single lump sum. Such lump sum distribution shall be made as soon as practicable after the Participant's termination of employment, provided that one of the following conditions is met:

                           (1) the Participant's vested Account balance does not exceed $5,000 in accordance with Code Section 411(a)(11), or

                           (2) in accordance with Section 12.10, the Participant elects to receive a distribution of his vested Account balance.

                  (b) A Participant who does not receive a distribution under
         Section 12.5(a)(1) may elect to defer the commencement of the distribution of his Account following the termination of his employment until a later Valuation Date, provided that such distribution shall commence not later than the date required under Section 12.6 of the Plan. In addition to the withdrawal options under Section 11.1, any deferred distribution shall commence as soon as practicable after the Valuation Date selected by the Participant.

         12.6     Commencement of Benefits.

                  (a) Notwithstanding any other provision of the Plan, and except as further provided in Section 12.6(b) below, if the Participant does not elect to defer commencement of his benefit payments, the payment of his benefits shall begin at the Participant's election no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs.

                           (1)      the Participant reaches age sixty-five (65),

                           (2) the Participant's tenth (10th) anniversary of participation under the Plan, or

                           (3) the Participant's separation from service with the Affiliated Employers.

                  (b) In no event shall the distribution of amounts in a Participant's Account commence later than the April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or terminates employment with the Affiliated Employers, in accordance with regulations prescribed by the Secretary of the Treasury. Notwithstanding the foregoing, the payment of benefits to a Participant who is a five percent (5%) owner of Mirant Corporation or an Affiliated Employer (as determined pursuant to Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall begin not later than April 1st, of the calendar year following the calendar year in which the Participant attains age 70 1/2 regardless of the Participant's termination from employment.

                  Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury Regulations thereunder.

         12.7 Transfer between Employing Companies. A transfer by a Participant from one Employing Company to another Employing Company shall not affect his participation in the Plan. A transfer by a Participant from an Employing Company to an Affiliated Employer that is not an Employing Company shall not be deemed to be a termination of employment with an Employing Company.

         12.8 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's termination of employment, or his attainment of age fifty (50), if earlier, and shall not commence later than the date the Participant's (or his Beneficiary's) benefit payments otherwise commence. Such distribution to an alternate payee shall be made only in a manner permitted under Articles XI or XII of the Plan and only to the extent the Participant would be eligible for such distribution option.

         12.9 Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article XII, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         12.10 Consent and Notice Requirements. If the value of the vested portion of a Participant's Account derived from Employing Company and Employee contributions exceeds $5,000 determined in accordance with the requirements of Code Section 411(a)(11), the Participant must consent to any distribution of such vested account balance prior to his Normal Retirement Date. The consent of the Participant shall be obtained in writing within the ninety-day period ending on the first day of the first period for which an amount is payable under this Plan.

         The Committee or its delegate shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3); such notification shall be provided no less than 30 days and no more than 90 days prior to the distribution date.

         Distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

                  (a) the Committee informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option, and

                  (b) the Participant, after receiving the notice, affirmatively elects a distribution.

         12.11 Form of Payment. All distributions under this Article XII shall be made in the form of cash, provided that the person entitled to such distribution may demand that the portion of any distribution which is attributable to Common Stock, Southern Stock, Pepco common stock or BP Amoco Stock be distributed in the form of such Common Stock, Southern Stock, Pepco common stock or BP Amoco Stock, respectively, to the extent of the whole number of shares in the Participant's Account, with a cash adjustment for any fractional shares.

         12.12 Partial Distribution upon Termination of Employment. If a Participant's employment with the Affiliated Employers is terminated and such Participant is deemed not to have separated from service within the meaning of Code Section 401(k)(2)(B)(i)(I), such Participant, in addition to the withdrawal options available under Article XI, shall be entitled to elect a lump sum distribution of the entire balance to the credit of his Account less the amount credited to his Elective Employer Contribution subaccount. The amounts credited to his Elective Employer Contribution subaccount may be distributed in a lump sum distribution as such time permitted pursuant to Code Section 401(k)(2)(B)(i) and Section 4.4(c) hereof. Such lump sum distributions shall otherwise be subject to this Article XII.

                                  ARTICLE XIII
                           ADMINISTRATION OF THE PLAN

         13.1 Membership of Committee. The Plan shall be administered by the Committee, which shall consist of such individuals as may be appointed from time to time by the Board of Managers or its delegate. The Committee may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties.

         13.2 Acceptance and Resignation. Any person appointed to be a member of the Committee shall signify his acceptance in writing to the Chairman of the Committee. Any member of the Committee may resign by delivering his written resignation to the Committee and such resignation shall become effective upon delivery or upon any later date specified therein.

         13.3 Transaction of Business. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

         13.4 Responsibilities in General. The Committee shall administer the Plan and shall have the discretionary authority, power, and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan and to control and manage the operation and administration of the Plan. The Committee shall have the discretion to interpret the Plan, including any ambiguities herein, and to determine the eligibility for benefits under the Plan in its sole discretion. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive, and binding on all persons, except as otherwise provided herein or by law, and may be relied upon by the Company, all Employing Companies, the Trustee, the Participants, and their Beneficiaries. Any discretionary actions to be taken under the Plan by the Committee with respect to Employees and Participants or with respect to benefits shall be uniform in their nature and applicable to all persons similarly situated.

         13.5 Committee as Named Fiduciary. For the purpose of compliance with the provisions of ERISA, the Committee shall be deemed the administrator of the Plan as the term "administrator" is defined in ERISA, and the Committee shall be, with respect to the Plan, a named fiduciary as that term is defined in ERISA. For the purpose of carrying out its duties, the Committee may, in its discretion, allocate its responsibilities under the Plan among its members and may, in its discretion, designate persons (in writing or otherwise) other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may see fit.

         13.6 Rules for Plan Administration. The Committee may make and enforce rules and regulations for the administration of the

Plan consistent with the provisions thereof and may prescribe the use of such forms or procedures as it shall deem appropriate for the administration of the Plan.

         13.7 Employment of Agents. The Committee may employ independent qualified public accountants, as such term is defined in ERISA, who may be accountants to the Company and any Affiliated Employer, legal counsel who may be counsel to the Company and any Affiliated Employer, other specialists, and other persons as the Committee deems necessary or desirable in connection with the administration of the Plan. The Committee and any person to whom it may delegate any duty or power in connection with the administration of the Plan, the Company and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any independent qualified public accountant, counsel, or other specialist, or other person selected by the Committee, or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee.

         13.8 Co-Fiduciaries. It is intended that to the maximum extent permitted by ERISA, each person who is a fiduciary (as that term is defined in ERISA) with respect to the Plan shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust, as shall each person designated by any fiduciary to carry out any fiduciary responsibilities with respect to the Plan or the Trust. No fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust.

         13.9 General Records. The Committee shall maintain or cause to be maintained an Account (and any separate subaccount) which accurately reflects the interest of each Participant, as provided for in Section 9.1, and shall maintain or cause to be maintained all necessary books of account and records with respect to the administration of the Plan. The Committee shall mail or cause to be mailed to Participants reports to be furnished to Participants in accordance with the Plan or as may be required by ERISA. Any notices, reports, or statements to be given, furnished, made, or delivered to a Participant shall be deemed duly given, furnished, made, or delivered when addressed to the Participant and delivered to the Participant in person or mailed by ordinary mail to his address last communicated to the Committee (or its delegate) or to his Employing Company.

         13.10 Liability of the Committee. In administering the Plan, except as may be prohibited by ERISA, neither the Committee nor any person to whom it may delegate any duty or power in connection with administering the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Committee. No member of the Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Committee.

         13.11 Reimbursement of Expenses and Compensation of Committee. Members of the Committee shall be reimbursed by the Company for expenses they may individually or collectively incur in the performance of their duties. Each member of the Committee who is a full-time employee of the Company or of any Employing Company shall serve without compensation for his services as such member; each other member of the Committee shall receive such compensation, if any, for his services as the Board of Managers may fix from time to time.

         13.12 Expenses of Plan and Trust Fund. The expenses of establishment and administration of the Plan and the Trust Fund, including all fees of the Trustee, auditors, and counsel, shall be paid by the Company or the Employing Companies. Notwithstanding the foregoing, to the extent provided in the Trust Agreement, certain administrative expenses may be paid from the Trust Fund either directly or through reimbursement of the Company or the Employing Companies. Any expenses directly related to the investments of the Trust Fund, such as stock transfer taxes, brokerage commissions, or other charges incurred in the acquisition or disposition of such investments, shall be paid from the Trust Fund (or from the particular Investment Fund to which such fees or expenses relate) and shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Investment management fees for the Investment Funds shall be paid from the particular Investment Fund to which they relate either directly or through reimbursement of the Company or the Employing Companies unless the Company or the Employing Companies do not elect to receive reimbursement for payment of such expenses. Taxes, if any, on any assets held or income received by the Trustee and transfer taxes on the transfer of Common Stock from the Trustee to a Participant or his Beneficiary shall be charged appropriately against the Accounts of Participants as the Committee shall determine. Any expenses paid by the Company pursuant to
Section 13.11 and this section shall be subject to reimbursement by other Employing Companies of their proportionate shares of such expenses as determined by the Committee.

         13.13 Responsibility for Funding Policy. The Investment Review Committee shall have responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

         13.14 Management of Assets. The Investment Review Committee shall have responsibility with respect to control or management of the assets of the Plan. The Trustee shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement, except to the extent that an investment advisor (who qualifies as an Investment Manager as that term is defined in ERISA) who may be appointed by the Investment Review Committee shall have responsibility for the management of the assets of the Plan, or some part thereof (including power to acquire and dispose of the assets of the Plan, or some part thereof).

         13.15 Notice and Claims Procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Committee shall:

                  (a) provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such Participant or Beneficiary; and

                  (b) afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

         13.16 Bonding. Unless otherwise determined by the Board of Managers or required by law, no member of the Committee shall be required to give any bond or other security in any jurisdiction.

         13.17 Multiple Fiduciary Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a party in interest, as that term is defined in ERISA.

         13.18 Change in Administrative Procedures. Notwithstanding any provision in the Plan to the contrary, the Committee shall be authorized to take whatever actions it deems necessary or appropriate in its discretion to implement administrative procedures, including, but not limited to, suspending plan participation (to the extent permitted by applicable law) and suspending changes in investment directions and fund transfers, even though otherwise permitted or required under the Plan.

                                   ARTICLE XIV
                               TRUSTEE OF THE PLAN


         14.1 Trustee. The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in the Plan. If the Board of Managers so determines, the Company may enter into a Trust Agreement or Trust Agreements with additional trustees. Any Trust Agreement may be amended by the Company from time to time in accordance with its terms. Any Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held, administered, invested, and distributed by the Trustee, and that no part of the corpus or income of the Trust held by the Trustee shall be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except as otherwise provided in the Plan. Any Trust Agreement may also provide that the investment and reinvestment of the Trust Fund, or any part thereof may be carried out in accordance with directions given to the Trustee by an Investment Manager or Investment Managers (as that term is defined in ERISA) who may be appointed by the Committee. The Board of Managers may remove any Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Board of Managers shall appoint a successor Trustee.

         14.2 Purchase of Common Stock. As soon as practicable after receipt of funds applicable to the purchase of Common Stock, the Trustee shall purchase Common Stock or cause Common Stock to be purchased. Such Common Stock may be purchased on the open market or by private purchase (including private purchases directly from Mirant Corporation); provided that (a) no private purchase may be made at any price greater than the last sale price or highest current independent bid price, whichever is higher, for Common Stock on the New York Stock Exchange, plus an amount equal to the commission payable in a stock exchange transaction; and (b) if such private purchase shall be a purchase of Common Stock directly from Mirant Corporation, no commission shall be paid with respect thereto unless such commission satisfies the requirements of Prohibited Transaction Class Exemption 75-1. Pending investment of funds in Common Stock, the Trustee may hold in cash, and may temporarily invest such funds in short-term United States obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and if the Trustee so determines, may transfer such funds to money market funds utilized by the Trustee for qualified employee benefit trusts.

         14.3 Voting of Common Stock. Before each annual or special meeting of shareholders of Mirant Corporation, there shall be sent to each Participant a copy of the proxy soliciting material for the meeting, together with a form requesting instructions to the Trustee on how to vote the shares of Common Stock credited to such Participant's Account as of the record date of the Common Stock. Upon receipt of such instructions by the Trustee or its designated agent, the Trustee shall vote such Common Stock as instructed by the Participant. If a Participant does not provide the Trustee or its designated agent with timely voting instructions for the Trustee, the Committee or its delegate shall direct the Trustee how to vote such Participant's shares. The Committee or its delegate shall also direct the Trustee with respect to voting unallocated shares of Common Stock, if any. Procedures similar to those described above shall also apply to voting the Southern Stock credited to each Participant's Account.

         14.4 Voting of Other Investment Fund Shares. The voting of the shares in any Investment Fund other than as specified in Section 14.3 shall be determined pursuant to Section 5 of the Trust Agreement. In the event certain shares in any Investment Fund are not addressed in Section 5 of the Trust Agreement, the Committee or its delegate shall direct the Trustee how to vote such shares.

         14.5 Uninvested Amounts. The Trustee may keep uninvested an amount of cash sufficient in its opinion to enable it to carry out the purposes of the Plan.

         14.6 Independent Accounting. The Board of Managers shall select a firm of independent public accountants to examine and report annually on the financial position and the results of operation of the Trust forming a part of the Plan.

                                   ARTICLE XV
                      AMENDMENT AND TERMINATION OF THE PLAN


         15.1 Amendment of the Plan. The Plan may be amended or modified by the Board of Managers pursuant to its written resolutions at any time and from time to time; provided, however, that no such amendment or modification shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan, including such part as is required to pay taxes and administration expenses of the Plan. The Plan may also be amended or modified by the Committee (a) if such amendment or modification does not involve a substantial increase in cost to any Employing Company, or (b) as may be necessary, proper, or desirable in order to comply with laws or regulations enacted or promulgated by any federal or state governmental authority and to maintain the qualification of the Plan under Section 401(a) and 501(a) of the Code and the applicable provisions of ERISA, as provided in regulations prescribed by the Secretary of Treasury.

         No amendment to the Plan shall have the effect of decreasing a Participant's vested interest in his Account, determined without regard to such amendment, as of the later of the date such amendment is adopted or the date it becomes effective. In addition, if the vesting schedule of the Plan is amended, any Participant who has completed at least three (3) Years of Service and whose vested interest is at any time adversely affected by such amendment may elect to have his vested interest determined without regard to such amendment during the election period defined under Section 411(a)(10) of the Code. Finally, no amendment shall eliminate an optional form of benefit in violation of Code
Section 411(d)(6).

         15.2 Termination of the Plan. It is the intention of the Employing Companies to continue the Plan indefinitely. However, the Board of Managers pursuant to its written resolutions may at any time and for any reason suspend or terminate the Plan or suspend or discontinue the making of contributions of all Participants and of contributions by all Employing Companies. Any Employing Company may, by action of its board of directors and approval of the Board of Managers, suspend or terminate the making of contributions of Participants in the employ of such Employing Company and of contributions by such Employing Company.

         In the event of termination of the Plan or partial termination or upon complete discontinuance of contributions under the Plan by all Employing Companies or by any one Employing Company, the amount to the credit of the Account of each Participant whose Employing Company shall be affected by such termination or discontinuance shall be determined as of the next Valuation Date and shall be distributed to him or his Beneficiary thereafter at such time or times and in such nondiscriminatory manner as is determined by the Committee in compliance with the restrictions on distributions as set forth in Code Section 401(k).

         15.3 Merger or Consolidation of the Plan. The Plan shall not be merged or consolidated with nor shall any assets or liabilities thereof be transferred to any other plan unless each Participant of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE XVI
                             TOP-HEAVY REQUIREMENTS

         16.1 Top-Heavy Plan Requirements. For any Plan Year the Plan shall be determined to be a top-heavy plan, the Plan shall provide the minimum allocation requirement of Section 16.3.

         16.2     Determination of Top-Heavy Status.

                  (a) The Plan shall be determined to be a top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 60% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

                  (b) The Plan shall be determined to be a super-top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 90% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

                  (c) In the case of a Required Aggregation Group, each plan in the group will be considered a top-heavy plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a top-heavy plan if the Aggregation Group is not a Top-Heavy Group.

                  In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a top-heavy plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a top-heavy plan even if the Permissive Aggregation Group is a Top-Heavy Group.

                  (d) For purposes of this Article XVI, if any Employee is a non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a top-heavy or super-top-heavy plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, if an Employee or former Employee has not performed any services for any Employing Company maintaining the Plan at any time during the five-year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income shall be excluded in determining whether this Plan is a top-heavy or super-top-heavy plan.

                  (e) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top-heavy plans.

         16.3     Minimum Allocation for Top-Heavy Plan Years.

                  (a) Notwithstanding anything herein to the contrary for any top-heavy Plan Year, the Employing Company contribution allocated to the Account of each non-Key Employee shall be an amount not less than the lesser of: (1) 3% of such Participant's compensation for that Plan Year, or (2) a percentage of that Participant's compensation not to exceed the percentage at which contributions are made under the Plan for the Key Employee for whom such percentage is highest for that Plan Year.

                  (b) For purposes of the minimum allocation of Section 16.3(a), the percentage allocated to the Account of any Key Employee shall be equal to the ratio of the Employing Company contributions allocated on behalf of such Key Employee divided by the compensation of such Key Employee for that Plan Year.

                  (c) For any top-heavy Plan Year, the minimum allocations of
         Section 16.3(a) shall be allocated to the Accounts of all non-Key Employees who are Participants and who are employed by the Affiliated Employers on the last day of the Plan Year.

                  (d) Notwithstanding the foregoing, in any Plan Year in which a non-Key Employee is a Participant in both this Plan and a defined benefit plan, and both such plans are top-heavy plans, the Affiliated Employers shall not be required to provide a non-Key Employee with both the full separate minimum defined benefit and the full separate defined contribution plan allocations. Therefore, if a non-Key Employee is participating in a defined benefit plan maintained by the Affiliated Employers and the minimum benefit under Code Section 416(c)(1) is provided the non-Key Employee under such defined benefit plan, the minimum allocation provided for above shall not be applicable, and no minimum allocation shall be made on behalf of the non-Key Employee. Alternatively, the Employing Company may satisfy the minimum allocation requirement of Code Section 416(c)(2) for the non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(M-12).

                                  ARTICLE XVII
                               GENERAL PROVISIONS

         17.1 Plan Not an Employment Contract. The Plan shall not be deemed to constitute a contract between an Affiliated Employer and any Employee, nor shall anything herein contained be deemed to give any Employee any right to be retained in the employ of an Employing Company or to interfere with the right of an Employing Company to discharge any Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

         17.2 No Right of Assignment or Alienation. Except as may be otherwise permitted or required by law, no right or interest in the Plan of any Participant or Beneficiary and no distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer (except by death), assignment (either at law or in equity), pledge, encumbrance, charge, attachment, garnishment, levy, execution, or other legal or equitable process, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, garnish, levy, or execute or enforce any other legal or equitable process against the same shall be void, nor shall any such right, interest, distribution, or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such right, interest, distribution, or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any such right, interest, distribution, or payment, voluntarily or involuntarily, or if any action shall be taken which is in violation of the provisions of the immediately preceding sentence, the Committee may hold or apply or cause to be held or applied such right, interest, distribution, or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as is in accordance with applicable law. In addition, a Participant's benefits may be offset pursuant to a judgment, order, or decree issued (or settlement agreement entered into) if and to the extent that such offset is permissible or required under Code Section 401(a)(13).

         Notwithstanding the above, the Committee and the Trustee shall comply with any domestic relations order (as defined in Section 414(p)(1)(B) of the Code) which is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code. The Committee shall establish procedures for (a) notifying Participants and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

         17.3 Payment to Minors and Others. If the Committee determines that any person entitled to a distribution or payment from the Trust Fund is an infant or incompetent or is unable to care for his affairs by reason of physical or mental disability, it may cause all distributions or payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow the application of payments so made. Payments made pursuant to this provision shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         17.4 Source of Benefits. The Trust Fund established under the Plan shall be the sole source of the payments or distributions to be made in accordance with the Plan. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         17.5 Unclaimed Benefits. If the Committee is unable, within five (5) years after any distribution becomes payable to a Participant or Beneficiary, to make or direct payment to the person entitled thereto because the identity or whereabouts of such person cannot be ascertained, notwithstanding the mailing of due notice to such person at his last known address as indicated by the records of either the Committee or his Employing Company, then such benefit or distribution will be disposed of as follows:

                  (a) If the whereabouts of the Participant is unknown to the Committee, distribution will be made to the Participant's Beneficiary or Beneficiaries. Payment to such one or more persons shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid.

                  (b) If none of the persons described in (a) above, can be located, then the benefit payable under the Plan shall be forfeited and shall be applied to reduce future Employing Company contributions. Notwithstanding the foregoing sentence, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

         17.6 Governing Law. The provisions of the Plan and the Trust shall be construed, administered, and enforced in accordance with the laws of the State of Georgia, except to the extent such laws are preempted by the laws of the United States.

                                  ARTICLE XVIII
                         SPECIAL RULES FOR PARTICIPANTS
               FORMERLY EMPLOYED BY POTOMAC ELECTRIC POWER COMPANY


         18.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XVIII apply to Eligible Employees who were employed by Potomac Electric Power Company ("Pepco") immediately preceding, and hired by an Affiliated Employer or Southern Affiliate immediately following, the acquisition of all or substantially all the assets of certain power generating facilities owned by Pepco (the "Facilities") and is set forth on an approved schedule of employees (the "Pepco Employees").

         18.2 Hours of Service. For all purposes under the Plan, for Pepco Employees only, Hours of Service shall include all hours of service credited under the PEPCO Retirement Savings Plan for Exempt Employees and the Pepco Non-Bargaining, Non-Exempt Retirement Savings Plan (collectively, the "Pepco Plans") to any Pepco Employee as of the date of the acquisition of the Facilities (the "Pepco Effective Date").

         18.3 Years of Service. For all purposes under the Plan, for Pepco Employees only, Years of Service shall include all years of service credited under the Pepco Plans to any Pepco Employee as of the Pepco Effective Date.

         18.4 Rate of Employer Matching Contributions. In addition to the amount of Employer Matching Contributions provided under Section 5.1 hereof, and for the 2001 Plan Year only, each Pepco Employee shall receive an amount of Employer Matching Contribution equal to twenty-five percent (25%) of such Pepco Employee's Elective Employer Contributions, up to a maximum of two hundred and fifty dollars ($250.00) for such Plan Year.

         18.5 Acceptance of Trust-to-Trust Transfer. The Plan may accept a trust-to-trust transfer of an account from the Pepco Plans for each Participant who is a Pepco Employee and who elects on a form acceptable to the Committee to make such a transfer. Such account shall be known as the Participant's "Pepco Transferred Account" and shall be subject to the requirements of this Article XVIII.

                  (a) The portion of the Pepco Transferred Account attributable to the "pre-tax contribution account," as that term is defined in the Pepco Plans, shall be treated as Elective Employer Contributions under this Plan.

                  (b) The portion of the Pepco Transferred Account attributable to the "after-tax contribution account," as that term is defined in the Pepco Plans, shall be treated as Voluntary Participant Contributions under this Plan.

                  (c) The portion of the Pepco Transferred Account which is attributable to the "matching contribution account," as that term is defined in the Pepco Plans, shall be treated as Employer Matching Contributions under this Plan, except the Participant may direct the investment of such amounts in accordance with the second paragraph of Section 8.3 and such matching contribution account shall be one-hundred percent (100%) vested.

                  (d) The portion of the Pepco Transferred Account which is attributable to the "rollover contribution account," as that term is defined in the Pepco Plans, shall be treated as Rollover Contributions under this Plan.

         18.6 In-Service Withdrawals. In determining the ability of a Participant who is a Pepco Employee to withdraw amounts under Section 11.1(a)(6) of the Plan, a Participant shall be given credit for any participation in the Pepco Plans.

         18.7 Sunset of Transferred Pepco Stock. Any Investment Fund containing common stock of Pepco, which is transferred to this Plan pursuant to the provisions of Section 8.8, will be eliminated by the Committee as of the date which is five (5) years following the Pepco Effective Date. Any Pepco common stock which remains in a Pepco Employee's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

         18.8 Loans from Pepco Transferred Accounts. Any loans which were made to Pepco Employees pursuant to the terms of the Pepco Plans from funds under a Transferred Account will be transferred to this Plan and will become loans under this Plan, subject to the terms of Section 11.7. The number of loans so transferred shall not exceed four (4). The transfer of such loans, and the terms and conditions thereof, shall be made in accordance with the procedures established by the Committee.

                                   ARTICLE XIX
                         SPECIAL RULES FOR PARTICIPANTS
                    FORMERLY EMPLOYED BY THE SOUTHERN COMPANY


         19.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XIX apply to Eligible Employees who were hired by an Affiliated Employer and who are former participants in a Southern Plan whose accounts in the Southern Plan were transferred to this Plan between May 1, 2001 and July 2, 2001 (the "Southern Employees").

         19.2 Hours of Service. For all purposes under the Plan, for Southern Employees only, Hours of Service shall include all hours of service credited under the Southern Plans to any Southern Employee as of the effective date of the Plan.

         19.3 Years of Service. For all purposes under the Plan, for Southern Employees only, Years of Service shall include all years of service credited under the Southern Plans to any Southern Employee as of the effective date of the Plan.

         19.4 Acceptance of Trust-to-Trust Transfer. The Plan may accept a trust-to-trust transfer of an account from the Southern Plans for each Participant who is a Southern Employee. Such account shall be known as the Participant's "Southern Transferred Account" and shall be subject to the requirements of this Article XIX.

                  (a) The portion of the Southern Transferred Account attributable to "elective employer contributions," as that term is defined in the Southern ESP, shall be treated as Elective Employer Contributions under this Plan.

                  (b) The portion of the Southern Transferred Account attributable to "voluntary participant contributions," as that term is defined in the Southern ESP, shall be treated as Voluntary Participant Contributions under this Plan.

                  (c) The portion of the Southern Transferred Account which is attributable to "employer matching contributions," as that term is defined in the Southern ESP, shall be treated as Employer Matching Contributions under this Plan, except the Participant may direct the investment of such amounts in accordance with the second paragraph of
         Section 8.3 and such matching contribution account shall be 100% vested.

                  (d) The portion of the Southern Transferred Account which is attributable to "rollover contributions," as that term is defined in the Southern ESP, shall be treated as Rollover Contributions under this Plan.

                  (e) The portion of the Southern Transferred Account which is attributable to "employer contributions," as that term is defined in the Southern PSP, shall be treated as Discretionary Profit Sharing Contributions under this Plan, except that such amounts shall not be vested until the Participant completes five (5) Years of Service, at which time such amounts shall be 100% vested.

                  (f) The portion of the Southern Transferred Account which is attributable to contributions to the Southern ESOP shall be segregated into a separate bookkeeping subaccount (the "Transferred ESOP Account"). All funds in the Transferred ESOP Account shall be 100% vested. Within the Transferred ESOP Account, separate bookkeeping accounts shall be established for amounts attributable to funds which had been held in the Southern ESOP for more than two years at the date of transfer, funds which had been held in the Southern ESOP for more than one year but less than two years at the date of transfer, and funds which had been held in the Southern ESOP for less than one year at the date of transfer, respectively.

                  (g) The portion of the Southern Transferred Account which is attributable to a Southern Employee's "transferred ESOP account," as that term is defined in the Southern ESP shall be segregated into a separate bookkeeping subaccount (the "Transferred Common Stock Account"). All funds in the Transferred Common Stock Account shall be 100% vested. Within the Transferred Common Stock Account, separate bookkeeping accounts shall be established for amounts attributable to the Common Stock that was distributed on Southern Stock which had been held in the Southern ESOP for more than two years at the date of transfer, amounts attributable to Common Stock that was distributed on Southern Stock which had been held in the Southern ESOP for more than one year but less than two years at the date of transfer, and amounts attributable to Common Stock that was distributed on Southern Stock which had been held in the Southern ESOP for less than one year at the date of transfer, respectively.

         19.5 In-Service Withdrawals. In determining the ability of a Participant who is a Southern Employee to withdraw amounts under Section 11.1(a)(6) of the Plan, a Participant shall be given credit for any participation in the Southern Plans.

         19.6 Loans from Southern Transferred Accounts. Any loans which were made to Southern Employees pursuant to the terms of a Southern Plan from funds under a Southern Transferred Account will be transferred to this Plan and will become loans under this Plan, subject to the terms of Section 11.7. The number of loans so transferred shall not exceed three (3). The transfer of such loans, and the terms and conditions thereof, shall be made in accordance with the procedures established by the Committee.

                                   ARTICLE XX
                         SPECIAL RULES FOR PARTICIPANTS
          FORMERLY EMPLOYED BY SOUTHERN COMPANY ENERGY MARKETING, L.P.


         20.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XX apply to Eligible Employees who were participants in the SCEM Plan on April 1, 2001 (the "SCEM Employees").

         20.2 Definitions. For purposes of this Article XX, unless otherwise required by the context, the following terms shall have the meanings set forth opposite such terms:

                  (a) "BP Amoco Stock" shall mean the common stock of B.P. Amoco, p.l.c.

                  (b) "Vastar" shall mean Vastar Resources, Inc. and each affiliate of Vastar Resources, Inc.

                  (c) "Vastar Capital Accumulation Plan" shall mean the Vastar Resources, Inc. Capital Accumulation Plan II.

                  (d) "Vastar Savings Plan" shall mean the Vastar Resources, Inc. Savings Plan II.

         20.3 Hours of Service. For all purposes under the Plan, for SCEM Employees only, Hours of Service shall include all hours of service credited under the SCEM Plan to any SCEM Employee as of the effective date of the Plan.

         20.4 Years of Service. For all purposes under the Plan, for SCEM Employees only, Years of Service shall include all years of service credited under the SCEM Plan to any SCEM Employee as of the effective date of the Plan.

         20.5 Acceptance of Trust-to-Trust Transfer. The Plan may accept a trust-to-trust transfer of an account from the SCEM Plan for each Participant who is a SCEM Employee. Such account shall be known as the Participant's "SCEM Transferred Account" and shall be subject to the requirements of this Article XX.

                  (a) The portion of the SCEM Transferred Account attributable to the "elective employer contributions subaccount," as that term is defined in the SCEM Plan, shall be treated as Elective Employer Contributions under the Plan.

                  (b) The portion of the SCEM Transferred Account attributable to the "voluntary participant contributions subaccount," as that term is defined in the SCEM Plan, shall be treated as Voluntary Participant Contributions under this Plan.

                  (c) The portion of the SCEM Transferred Account which is attributable to "employer matching contributions subaccount," as that term is defined in the SCEM Plan, shall be treated as Employer Matching Contributions under this Plan, except the Participant may direct the investment of such amounts in accordance with the second paragraph of
         Section 8.3 and such matching contribution account shall be 100% vested.

                  (d) The portion of the SCEM Transferred Account which is attributable to the "fixed profit sharing contributions subaccount," as that term is defined in the SCEM Plan, shall be treated as Fixed Profit Sharing Contributions under this Plan.

                  (e) The portion of the SCEM Transferred Account which is attributable to the "discretionary profit sharing contributions subaccount," as that term is defined in the SCEM Plan, shall be treated as Discretionary Profit Sharing Contributions under this Plan.

                  (f) The portion of the SCEM Transferred Account which is attributable to the "rollover contributions subaccount," as that term is defined in the SCEM Plan, shall be treated as Rollover Contributions under this Plan.

                  (g) The portion of the SCEM Transferred Account which is attributable to the "Southern transferred account," as that term is defined in the SCEM Plan shall be segregated into a separate bookkeeping account (the "SCEM Southern Transferred Account").

                  (h) The Common Stock Investment Funds established pursuant to
         Section 8.8 shall include that portion of the SCEM Transferred Account which is attributable to the "BP Amoco Stock fund," as such term is defined in the SCEM Plan. Any Investment Fund containing common stock of BP Amoco, which is transferred to this Plan pursuant to the provisions of Section 8.8, will be eliminated by the Investment Review Committee as of the date which is five (5) years following such transfer. Any BP Amoco common stock which remains in a SCEM Employee's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

         20.6     In-Service Withdrawals.

                  (a) In determining the ability of a Participant who is a SCEM Employee to withdraw amounts under Section 11.1(a)(6) of the Plan, a Participant shall be given credit for any participation in the SCEM Plan. The withdrawal options under Article XI shall also be available to a Participant with respect to amounts attributable to his SCEM Southern Transferred Account (a) provided that such Participant shall have been a participant in the Southern Plan, the SCEM Plan and/or this Plan for at least 60 months or (b) to the extent that such amounts have been credited to the SCEM Plan and/or this Plan for at least 24 months, provided that no earnings attributable to such amounts after the date such amounts are transferred to this Plan shall be eligible for a withdrawal under this Section 20.6(a).

                  (b) Notwithstanding the provisions of Section 11.1 to the contrary, subject to the provisions of Article XII, this Section 20.6, and Sections 11.2 through 11.6, a Participant may make withdrawals from his SCEM Transferred Account effective as of any Valuation Date in the order of priority listed below:

                           (1) All amounts described above, plus all or a portion of the value of his Account attributable to Rollover Contributions (including earnings and appreciation thereon);

                           (2) All or a portion of the value of his Account
                  attributable to Voluntary Participant Contributions (not including any earnings or appreciation thereon) made prior to January 1, 1987;

                           (3) All amounts described above, plus all or a
                  portion of the value of his Account attributable to Voluntary Participant Contributions, plus a ratable portion of the earnings and/or appreciation on such Voluntary Participant Contributions;

                           (4) All amounts described above, plus the value of
                  his Transferred ESOP Account as described in Section 19.4(f); provided, however, that the amount in his Transferred ESOP Account attributable to funds which had been held in the Southern ESOP for less than two years may not be distributed until the first day of the month following the two-year anniversary of the date such funds were contributed to the Southern ESOP;

                           (5) All amounts described above, plus the value of
                  his Transferred Common Stock Account as described in Section 19.4(g); provided, however, that the amount in his Transferred Common Stock Account attributable to Common Stock that was distributed on Southern Stock which had been held in the Southern ESOP for less than two years may not be distributed until the first day of the month following the two-year anniversary of the date such Southern Stock was contributed to the Southern ESOP;

                           (6) All amounts described above, plus up to fifty
                  percent (50%) of the value of his account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of withdrawal;

                           (7)(A) For Participants who have not attained age 59
                  1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions (not including any earnings or appreciation thereon); and

                           (B) For Participants who have attained age 59 1/2 or
                  separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions and any earnings or appreciation thereon.

                  (c) For all purposes of this Plan, a reference herein to
         Section 11.1(a)(6) shall be read to include a reference to Section 20.6(b)(6), and a reference herein to Section 11.1(a)(7) shall be read to include a reference to Section 20.6(b)(7).

         20.7 Loans from SCEM Transferred Accounts. Any loans which were made to SCEM Employees pursuant to the terms of the SCEM Plan from funds under a SCEM Transferred Account will be transferred to this Plan and will become loans under this Plan, subject to the terms of Section 11.7. The number of loans so transferred shall not exceed three (3). The transfer of such loans, and the terms and conditions thereof, shall be made in accordance with the procedures established by the Committee.

         20.8 Vastar Transferred Accounts. Notwithstanding any other provisions of this Plan to the contrary, a separate bookkeeping account shall be established and maintained for each SCEM Employee who was a participant in the Vastar Plan immediately prior to the Effective Date, and whose account under the Vastar Savings Plan transferred to this Plan pursuant to a trust-to-trust transfer. Such account shall be known as the SCEM Employees' "Vastar Savings Transferred Account." In addition, a separate bookkeeping account shall be established and maintained for each SCEM Employee who was a participant in the Vastar Capital Accumulation Plan immediately prior to the Effective Date, and whose account under the Vastar Capital Accumulation Plan transferred to this Plan pursuant to a trust-to-trust transfer. Such account shall be known as the SCEM Employee's "Vastar Capital Accumulation Transferred Account." A SCEM Employee's Vastar Savings Transferred Account and Vastar Capital Accumulation Transferred Account shall be subject to the requirements of this Article XX.

         20.9 In-Service Withdrawals from Vastar Savings and Capital Accumulation Transferred Accounts. In addition to the withdrawal options under
Article XI, a SCEM Employee may while an Eligible Employee elect to receive an in-service withdrawal of the portion of his Vastar Savings Transferred Account attributable to company contributions made on behalf of such SCEM Employee under the Vastar Savings Plan (including amounts transferred to the Vastar Savings Plan from a prior plan), and any earnings and appreciation thereon prior to the transfer, provided that if a SCEM Employee receives an in-service withdrawal of an amount which has not been credited to the Vastar Savings Plan and/or this Plan for at least 24 months. For all purposes of this Plan, rollover contributions to the Vastar Capital Accumulation Plan shall be treated as Elective Employer Contributions.

         IN WITNESS WHEREOF, the Company has caused this Mirant Services Employee Savings Plan effective as April 2, 2001, to be executed this 30th day of March, 2001.

                         APPENDIX A - ELIGIBLE EMPLOYEES


         Subject to the additional requirements of Section 2.26 of the Plan, eligible employees are employees of the following:

                        Mirant Mid-Atlantic Services, LLC
                              Mirant Services, LLC

                        APPENDIX B - EMPLOYING COMPANIES


                The Employing Companies as of April 2, 2001 are:

                        Mirant Mid-Atlantic Services, LLC
                              Mirant Services, LLC

                                                                   Exhibit 10.24

                                 MIRANT SERVICES

                      BARGAINING UNIT EMPLOYEE SAVINGS PLAN

                                TABLE OF CONTENTS

ARTICLE I - PURPOSE...........................................................................1

ARTICLE II - DEFINITIONS......................................................................2
         2.1 "Account"........................................................................2
         2.2 "Actual Deferral Percentage".....................................................2
         2.3 "Actual Deferral Percentage Test"................................................2
         2.4 "Affiliated Employer"............................................................2
         2.5 "Annual Addition"................................................................2
         2.6 "Average Actual Deferral Percentage".............................................3
         2.7 "Beneficiary"....................................................................3
         2.8 "Board of Managers"..............................................................3
         2.9 "Break-in-Service Date"..........................................................3
         2.10 "Code"..........................................................................3
         2.11 "Committee".....................................................................3
         2.12 "Common Stock"..................................................................4
         2.13 "Company".......................................................................4
         2.14 "Compensation"..................................................................4
         2.15 "Direct Rollover"...............................................................4
         2.16 "Discretionary Profit Sharing Contribution".....................................4
         2.17 "Distributee"...................................................................4
         2.18 "Elective Employer Contribution"................................................4
         2.19 "Eligible Employee".............................................................5
         2.20 "Eligible Participant"..........................................................5
         2.21 "Eligible Retirement Plan"......................................................5
         2.22 "Eligible Rollover Distribution"................................................5
         2.23 "Employee"......................................................................5
         2.24 "Employer Matching Contribution"................................................5
         2.25 "Employing Company".............................................................5
         2.26 "Enrollment Date"...............................................................6
         2.27 "ERISA".........................................................................6
         2.28 "Excess Deferral Amount"........................................................6
         2.29 "Excess Deferral Contributions".................................................6
         2.30 "Forfeiture"....................................................................6
         2.31 "Highly Compensated Employee"...................................................6
         2.32 "Hour of Service"...............................................................7
         2.33 "Investment Fund"...............................................................7
         2.34 "Limitation Year"...............................................................7
         2.35 "Non-Highly Compensated Employee"...............................................7
         2.36 "Normal Retirement Date"........................................................7
         2.37 "One-Year Break in Service".....................................................7
         2.38 "Participant"...................................................................7
         2.39 "Plan"..........................................................................7
         2.40 "Plan Year".....................................................................7

         2.41 "Rollover Contribution".........................................................8
         2.42 "SERI BU Savings Plan"..........................................................8
         2.43 "SERI Covered Employees' Plan"..................................................8
         2.44 "Southern"......................................................................8
         2.45 "Southern Stock"................................................................8
         2.46 "Surviving Spouse"..............................................................8
         2.47 "Suspense Account"..............................................................8
         2.48 "Trust" or "Trust Fund".........................................................8
         2.49 "Trust Agreement"...............................................................8
         2.50 "Trustee".......................................................................8
         2.51 "Valuation Date"................................................................8
         2.52 "Voluntary Participant Contribution"............................................9
         2.53 "Year of Service"...............................................................9

ARTICLE III - PARTICIPATION...................................................................10
         3.1 Eligibility Requirements.........................................................10
         3.2 Participation upon Reemployment..................................................10
         3.3 Change in Eligibility............................................................10
         3.4 Loss of Eligible Employee Status.................................................10
         3.5 Rollovers from Other Plans.......................................................10
         3.6 Military Leave...................................................................11

ARTICLE IV - ELECTIVE EMPLOYER CONTRIBUTIONS AND VOLUNTARY
                  PARTICIPANT CONTRIBUTIONS...................................................12
         4.1 Elective Employer Contributions..................................................12
         4.2 Maximum Amount of Elective Employer Contributions................................12
         4.3 Distribution of Excess Deferral Amounts..........................................12
         4.4 Additional Rules Regarding Elective Employer Contributions.......................13
         4.5 Section 401(k) Nondiscrimination Tests...........................................14
         4.6 Voluntary Participant Contributions..............................................17
         4.7 Manner and Time of Payment of Elective Employer Contributions and
              Voluntary Participant Contributions.............................................17
         4.8 Change in Contribution Rate......................................................17
         4.9 Change in Contribution Amount....................................................17

ARTICLE V - EMPLOYER CONTRIBUTIONS............................................................19
         5.1 Amount of Employer Matching Contributions........................................19
         5.2 Payment of Employer Matching Contributions.......................................19
         5.3 Discretionary Profit Sharing Contribution........................................19
         5.4 Reversion of Employing Company Contributions.....................................20
         5.5 Correction of Prior Incorrect Allocations and Distributions......................20

ARTICLE VI - LIMITATIONS ON CONTRIBUTIONS.....................................................21
         6.1 Section 415 Limitations..........................................................21
         6.2 Correction of Contributions in Excess of Section 415 Limits......................21

ARTICLE VII - SUSPENSION OF CONTRIBUTIONS.....................................................23
         7.1 Suspension of Contributions......................................................23
         7.2 Resumption of Contributions......................................................23

ARTICLE VIII - INVESTMENT OF CONTRIBUTIONS....................................................24
         8.1 Investment Funds.................................................................24
         8.2 Investment of Participant Contributions..........................................24
         8.3 Investment of Employer Matching Contributions....................................24
         8.4 Investment of Earnings...........................................................24
         8.5 Transfer of Assets between Funds.................................................24
         8.6 Change in Investment Direction...................................................25
         8.7 Section 404(c) Plan..............................................................25
         8.8 Other Stock Investment Funds.....................................................25
         8.9 Southern Stock Fund..............................................................25

ARTICLE IX - MAINTENANCE AND VALUATION OF PARTICIPANTS'
                  ACCOUNTS....................................................................27
         9.1 Establishment of Accounts........................................................27
         9.2 Valuation of Investment Funds....................................................27
         9.3 Rights in Investment Funds.......................................................27

ARTICLE X - VESTING...........................................................................28
         10.1 Full Vesting....................................................................28
         10.2 Discretionary Profit Sharing Contributions......................................28
         10.3 Forfeitures.....................................................................28
         10.4 Buy-Back Procedure..............................................................28
         10.5 Deemed Cash-out and Deemed Buy-back.............................................28
         10.6 Vesting after One-Year Break in Service.........................................29
         10.7 Vesting at Normal Retirement Age................................................29
         10.8 Vesting Upon Death..............................................................29

ARTICLE XI - WITHDRAWALS AND LOANS............................................................30
         11.1 Withdrawals by Participants.....................................................30
         11.2 Notice of Withdrawal............................................................31
         11.3 Form of Withdrawal..............................................................31
         11.4 Minimum Withdrawal..............................................................31
         11.5 Source of Withdrawal............................................................31
         11.6 Requirement of Hardship.........................................................31
         11.7 Loans to Participants...........................................................33

ARTICLE XII - DISTRIBUTION TO PARTICIPANTS....................................................35
         12.1 Distribution upon Retirement....................................................35
         12.2 Distribution upon Disability....................................................36
         12.3 Distribution upon Death.........................................................36
         12.4 Designation of Beneficiary......................................................36
         12.5 Distribution upon Termination of Employment.....................................37
         12.6 Commencement of Benefits........................................................37

         12.7 Transfer between Employing Companies............................................38
         12.8 Distributions to Alternate Payees...............................................38
         12.9 Requirement for Direct Rollovers................................................39
         12.10 Consent and Notice Requirements................................................39
         12.11 Form of Payment................................................................39
         12.12 Partial Distribution upon Termination of Employment............................39

ARTICLE XIII - ADMINISTRATION OF THE PLAN.....................................................41
         13.1 Membership of Committee.........................................................41
         13.2 Acceptance and Resignation......................................................41
         13.3 Transaction of Business.........................................................41
         13.4 Responsibilities in General.....................................................41
         13.5 Committee as Named Fiduciary....................................................41
         13.6 Rules for Plan Administration...................................................42
         13.7 Employment of Agents............................................................42
         13.8 Co-Fiduciaries..................................................................42
         13.9 General Records.................................................................42
         13.10 Liability of the Committee.....................................................42
         13.11 Reimbursement of Expenses and Compensation of Committee........................43
         13.12 Expenses of Plan and Trust Fund................................................43
         13.13 Responsibility for Funding Policy..............................................43
         13.14 Management of Assets...........................................................43
         13.15 Notice and Claims Procedures...................................................44
         13.16 Bonding........................................................................44
         13.17 Multiple Fiduciary Capacities..................................................44
         13.18 Change in Administrative Procedures............................................44

ARTICLE XIV - TRUSTEE OF THE PLAN.............................................................45
         14.1 Trustee.........................................................................45
         14.2 Purchase of Common Stock........................................................45
         14.3 Voting of Common Stock..........................................................45
         14.4 Voting of Other Investment Fund Shares..........................................46
         14.5 Uninvested Amounts..............................................................46
         14.6 Independent Accounting..........................................................46

ARTICLE XV - AMENDMENT AND TERMINATION OF THE PLAN............................................47
         15.1 Amendment of the Plan...........................................................47
         15.2 Termination of the Plan.........................................................47
         15.3 Merger or Consolidation of the Plan.............................................48

ARTICLE XVI - GENERAL PROVISIONS..............................................................49
         16.1 Plan Not an Employment Contract.................................................49
         16.2 No Right of Assignment or Alienation............................................49
         16.3 Payment to Minors and Others....................................................49
         16.4 Source of Benefits..............................................................50
         16.5 Unclaimed Benefits..............................................................50
         16.6 Governing Law...................................................................50

         16.7 Construction....................................................................50

ARTICLE XVII - SPECIAL RULES FOR PARTICULAR BARGAINING UNITS..................................51
         17.1 United Steelworkers of America Local #12502 (Com Ed)............................51
         17.2 Utility Workers' Union of America Local #392 and #480 (New England).............51
         17.3 International Brotherhood of Electrical Workers Local #2129 (Mobile)............52
         17.4 United Paper Workers International Union Local #423 and 1421 (Mobile)...........52
         17.5 International Brotherhood of Electrical Workers Local #1900 (Mid-Atlantic)......52
         17.6 International Brotherhood of Electrical Workers Local #503 (New York)...........53
         17.7 International Brotherhood of Electrical Workers Local #1245 (PG&E)..............54

ARTICLE XVIII - SPECIAL RULES FOR FORMER PARTICIPANTS IN THE
                      SERI BU SAVINGS PLAN....................................................57
         18.1 Application.....................................................................57
         18.2 Hours of Service................................................................57
         18.3 Years of Service................................................................57
         18.4 Merger of Accounts..............................................................57
         18.5 In-Service Withdrawals..........................................................57
         18.6 Loans from SERI BU Savings Plan Transferred Accounts............................58

ARTICLE XIX - SPECIAL RULES FOR FORMER PARTICIPANTS IN THE
                     SERI COVERED EMPLOYEES PLAN..............................................60
         19.1 Application.....................................................................60
         19.2 Hours of Service................................................................60
         19.3 Years of Service................................................................60
         19.4 Merger of Accounts..............................................................60
         19.5 In-Service Withdrawals..........................................................61
         19.6 Loans from SERI Covered Employees' Plan Transferred Accounts....................61

APPENDIX A  - EMPLOYING COMPANIES.............................................................63

                                 MIRANT SERVICES
                      BARGAINING UNIT EMPLOYEE SAVINGS PLAN

                  Amended and Restated Effective April 2, 2001

                                    ARTICLE I
                                     PURPOSE

1

         The purpose of the Plan is to encourage employee thrift, to create added employee interest in the affairs of Mirant Corporation, to provide a means for becoming a shareholder in Mirant Corporation, to supplement retirement and death benefits, and to create a competitive compensation program for employees through the establishment of a formal plan under which contributions by and on behalf of Participants are supplemented by contributions of Employing Companies. The Company is the plan sponsor of the Plan. This Plan is intended to be a stock bonus plan, and all contributions made by an Employing Company to this Plan are expressly conditioned upon the deductibility of such contributions under Code
Section 404.

         This Plan is an amendment and restatement of the Southern Energy Resources Bargaining Unit Employee Savings Plan, originally effective December 19, 2000 and subsequently amended and restated effective April 2, 2001. The initial amended and restated Plan incorporated the provisions of the Southern Energy Resources, Inc. Bargaining Unit Savings Plan (plan number 052), originally effective January 1, 1998 and subsequently amended, which plan was merged into this Plan as of April 2, 2001. The Southern Energy, Inc. Bargaining Unit Savings Plan ceased to be a separate plan effective April 2, 2001. The initial amended and restated Plan also incorporated the provisions of the Southern Energy Resources, Inc. Savings Plan for Covered Employees (plan number
051), originally effective April 1, 1995 and subsequently amended, which plan was merged into this Plan as of April 2, 2001. The Southern Energy Resources, Inc. Savings Plan for Covered Employees ceased to be a separate plan effective April 2, 2001.

         To the extent that different terms and conditions are necessary to reflect the benefits to be provided to each Eligible Employee, such terms and conditions shall be set forth in Article XVII, XVIII, XIX or a schedule attached hereto and incorporated into the Plan and shall supersede any inconsistent provisions otherwise set forth herein. Any such schedule shall reflect the collective bargaining unit to which it applies, the effective date and the Plan Section or Sections to which it applies. Any amendment to such schedule shall be considered an amendment to the Plan and shall be subject to Section 15.1 hereof.

                                   ARTICLE II
                                   DEFINITIONS

2

         All references to articles, sections, subsections, and paragraphs shall be to articles, sections, subsections, and paragraphs of this Plan unless another reference is expressly set forth in this Plan. Any words used in the masculine shall be read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed in the plural, and all words in the plural shall be read and construed in the singular in all cases where they would so apply.

         For purposes of this Plan, unless otherwise required by the context, the following terms shall have the meanings set forth opposite such terms:

         2.1 "Account" shall mean the total amount credited to the account of a Participant, as described in Section 9.1.

         2.2 "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of Elective Employer Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Actual Deferral Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the Eligible Participant was eligible to have Elective Employer Contributions made on his behalf, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Actual Deferral Percentage of an Eligible Participant who does not have Elective Employer Contributions made on his behalf shall be zero.

         2.3 "Actual Deferral Percentage Test" shall mean the test described in Section 4.5(a).

         2.4 "Affiliated Employer" shall mean an Employing Company and (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company, (b) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company, and (d) any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of applying the limitations of
Article VI, the term Affiliated Employer shall be adjusted as required by Code
Section 415(h).

         2.5 "Annual Addition" shall mean the amount allocated to a Participant's Account and accounts under all defined contribution plans maintained by the Affiliated Employers during a Limitation Year that constitutes

                  (a)      Affiliated Employer contributions,

                  (b)      Voluntary Participant Contributions,

                  (c) forfeitures, if any, allocated to a Participant's Account or accounts under all defined contribution plans maintained by the Affiliated Employers, and

                  (d) amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

         2.6 "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

         2.7 "Beneficiary" shall mean any person(s) who, or estate(s), trust(s), or organization(s) which, in accordance with the provisions of Section 12.4, become entitled to receive benefits upon the death of a Participant.

         2.8 "Board of Managers" shall mean the Board of Managers of the Company.

         2.9      "Break-in-Service Date" means the earlier of:

                  (a) the date on which an Employee terminates employment, is discharged, retires, or dies; or

                  (b) the last day of an approved leave of absence including any extension.

         In the case of an individual who is absent from work for maternity or paternity reasons, such individual shall not incur a Break-in-Service Date earlier than the expiration of the second anniversary of the first date of such absence; provided, however, that the twelve-consecutive-month period beginning on the first anniversary of the first date of such absence shall not constitute a Year of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         2.10 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.11     "Committee" shall mean the committee appointed pursuant to
Section 13.1 to serve as plan administrator.

         2.12     "Common Stock" shall mean the common stock of Mirant
Corporation.

         2.13     "Company" shall mean Mirant Services, LLC, and its successors.

         2.14 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer to a Code Section 125 cafeteria plan sponsored by an Affiliated Employer, on behalf of a Participant pursuant to a salary reduction arrangement under such plan, plus monthly shift and monthly seven-day schedule differentials and before deduction of taxes, social security, etc. Compensation shall exclude all awards under any incentive pay plans sponsored by an Affiliated Employer includible as gross income, bonuses, regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by an Affiliated Employer. Notwithstanding the foregoing, "Compensation" for a group of Eligible Employees may be modified as provided in Article XVII or on the Appendix to this Plan which is applicable to such Eligible Employees.

         The Compensation of each Participant taken into account for purposes of this Plan shall not exceed $170,000 (as adjusted pursuant to Code Section 401(a)(17)). If a determination period consists of fewer than twelve (12) months, the annual Compensation limit under Code Section 401(a)(17) shall be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is twelve (12).

         2.15 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         2.16 "Discretionary Profit Sharing Contribution" shall mean the Employing Company contribution made to the Accounts of Eligible Participants under Section 5.3.

         2.17 "Distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         2.18 "Elective Employer Contribution" shall mean contributions made pursuant to Section 4.1 during the Plan Year by an Employing Company, at the election of a Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

         2.19 "Eligible Employee" shall mean an Employee who is employed by an Employing Company and who is represented by one of the collective bargaining units set forth in Article XVII or a schedule attached hereto, as updated from time to time. Notwithstanding the foregoing, no Employee shall be entitled to participate in this Plan if such Employee is eligible to participate in a plan of an Affiliated Employer which is intended to be a cash or deferred arrangement under Code Section 401(k).

         2.20 "Eligible Participant" shall mean an Eligible Employee who is authorized to have Elective Employer Contributions or Voluntary Participant Contributions or Discretionary Profit Sharing Contributions allocated to his Account for the Plan Year.

         2.21 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         2.22 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion from net unrealized appreciation with respect to employer securities); and (d) any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

         2.23 "Employee" shall mean each individual who is employed by an Affiliated Employer under common law and each individual who is required to be treated as an employee pursuant to the "leased employee" rules of Code Section 414(n) other than a leased employee described in Code Section 414(n)(5).

         2.24 "Employer Matching Contribution" shall mean a contribution made by an Employing Company pursuant to Section 5.1.

         2.25 "Employing Company" shall mean the Company and any affiliate or subsidiary of the Company or Mirant Corporation which the Board of Managers may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of them. The Employing Companies are set forth on Appendix A to the

Plan as updated from time to time. No such entity shall be treated as an Employing Company prior to the date it adopts the Plan.

         2.26 "Enrollment Date" shall mean the first day of each payroll period.

         2.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.28 "Excess Deferral Amount" shall mean the amount of Elective Employer Contributions for a calendar year that exceed the Code Section 402(g) limits as allocated to this Plan pursuant to Section 4.3(b).

         2.29 "Excess Deferral Contributions" shall mean the amount of Elective Employer Contributions on behalf of a Highly Compensated Employee referred to in Code Section 401(k)(8)(B).

         2.30 "Forfeiture" shall mean that portion of a Participant's Account which is forfeitable as determined under the vesting schedule applicable to such Participant. Forfeitures shall be applied against and proportionately reduce future Employing Company contributions; provided, however, that any such Forfeitures shall not be so applied until the first administratively practicable Valuation Date after which occurs the earlier of the following events:

                  (a) the termination of employment of the Participant with zero percent (0%) vesting;

                  (b) the distribution of the entire vested portion of the Participant's Account; or

                  (c) the date on which the Participant incurs five (5) consecutive One-Year Breaks in Service.

         Therefore, a Forfeiture will only occur in the event of an occurrence described in the preceding sentence, and only then shall the nonvested portion of a Participant's Account be used to offset future Employing Company contributions. Such offset shall take place as of the first administratively practicable Valuation Date after the Forfeiture occurs.

         2.31 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (1) any Employee who was a five percent (5%) owner of Mirant Corporation or an Affiliated Employer (as determined pursuant to Code Section 416) during the Plan Year or the immediately preceding

Plan Year, or (2) any Employee who earned more than $85,000 in the preceding Plan Year. The $85,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). The Employer may, at its election, limit Employees earning more than $85,000 to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q) excluding those employees described in Code Section 414(q)(8) for such purpose. In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or revenue procedures.

         2.32 "Hour of Service" shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer.

         2.33 "Investment Fund" shall mean any one of the funds described in
Article VIII which constitutes part of the Trust Fund.

         2.34     "Limitation Year" shall mean the Plan Year.

         2.35 "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

         2.36 "Normal Retirement Date" shall mean the first day of the month following a Participant's sixty-fifth (65th) birthday.

         2.37 "One-Year Break in Service" shall mean each twelve-consecutive-month period within the period commencing with an Employee's Break-in-Service Date and ending on the date the Employee is again credited with an Hour of Service.

         2.38 "Participant" shall mean (a) an Eligible Employee who has satisfied the requirements to participate in the Plan as provided in Article III and whose participation in the Plan at the time of reference has not been terminated as provided in the Plan, (b) an Employee or former Employee who has ceased to be a Participant under (a) above, but for whom an Account is maintained under the Plan, and, (c) an Eligible Employee who has made a Rollover Contribution to this Plan to the extent that the provisions of the Plan apply to such Rollover Contribution of the Eligible Employee.

         2.39 "Plan" shall mean the Mirant Services Bargaining Unit Employee Savings Plan, as described herein or as from time to time amended.

         2.40 "Plan Year" shall mean the twelve-month period commencing January 1st and ending on the December 31st next following.

         2.41 "Rollover Contribution" shall mean that portion of an eligible rollover distribution (as defined in Code Section 402(c)(4)) that an Eligible Employee elects to contribute to this Plan in accordance with the requirements of Section 3.5.

         2.42 "SERI BU Savings Plan" shall mean the Southern Energy Resources, Inc. Bargaining Unit Savings Plan.

         2.43 "SERI Covered Employees' Plan" shall mean the Southern Energy Resources, Inc. Savings Plan for Covered Employees.

         2.44 "Southern" shall mean the Southern Company or any successor thereto.

         2.45     "Southern Stock" shall mean the common stock of Southern.

         2.46 "Surviving Spouse" shall mean the person to whom the Participant is married on the date of his death, if such spouse is then living, provided that the Participant and such spouse shall have been married throughout the one
(1) year period ending on the date of the Participant's death.

         2.47 "Suspense Account" shall mean the total forfeitable portion of all terminated or former Participants' Accounts which have not yet become available to offset future Employing Company contributions. The Suspense Account shall be maintained as a single account under the Plan or shall represent the total of separate bookkeeping accounts established in the name of each terminated or former Participant to represent his forfeitable percentage. (This account shall be separate from the Code Section 415 suspense account referenced in Section 6.2 hereof.) The Suspense Account shall always share in earnings or losses of the Trust Fund and at the appropriate time shall be used to offset future Employing Company contributions. Forfeitures shall only remain in the Suspense Account until such time as they become available to reduce future Employing Company contributions in accordance with Section 10.3 hereof.

         2.48 "Trust" or "Trust Fund" shall mean the trust established pursuant to the Trust Agreement.

         2.49 "Trust Agreement" shall mean the trust agreement between the Company and the Trustee, as described in Article XIV.

         2.50 "Trustee" shall mean the person or corporation designated as trustee under the Trust Agreement, including any successor or successors.

         2.51 "Valuation Date" shall mean each business day of the New York Stock Exchange.

         2.52 "Voluntary Participant Contribution" shall mean a contribution made pursuant to Section 4.6 during the Plan Year.

         2.53 "Year of Service" shall mean a twelve-month period of employment as an Employee, including any fractions thereof. Calculation of the twelve-month periods shall commence with the Employee's first day of employment, which is the date on which an Employee first performs an Hour of Service, and shall terminate on his Break-in-Service Date. Thereafter, if he has more than one period of employment as an Employee, his Years of Service for any subsequent period shall commence with the Employee's reemployment date, which is the first date following a Break-in-Service Date on which the Employee performs an Hour of Service, and shall terminate on his next Break-in-Service Date. An Employee who has a Break-in-Service Date and resumes employment with the Affiliated Employers within twelve months of his Break-in-Service Date shall receive a fractional Year of Service for the period of such cessation of employment.

         In addition, an Eligible Employee's Years of Service shall include service with a prior employer to the extent provided herein as applicable to such Eligible Employee.

         Notwithstanding anything in this Section 2.53 to the contrary, an Employee shall not receive credit for more than one Year of Service with respect to any twelve-consecutive-month period.

                                   ARTICLE III
                                  PARTICIPATION

3

         3.1 Eligibility Requirements. Each individual who was a Participant on April 2, 2001 will continue to participate in the Plan. Each other Eligible Employee may elect to participate in the Plan as of any Enrollment Date after he has completed a Year of Service, or such earlier time if so provided in Article XVII or a schedule attached hereto for his collective bargaining unit. An Eligible Employee shall make an election to participate by authorizing deductions from or reduction of his Compensation as contributions to the Plan in accordance with Article IV, and directing the investment of such contributions in accordance with Article VIII. Such Compensation deduction and/or reduction authorization and investment direction shall be made in accordance with the procedures established from time to time by the Committee.

         3.2 Participation upon Reemployment. If an Eligible Employee terminates his employment with an Affiliated Employer and is subsequently reemployed as an Eligible Employee, whether before or after he incurs a One-Year Break in Service, he shall be eligible to become an active Participant in the Plan as of the date of his reemployment.

         3.3 Change in Eligibility. In the event that an Employee's status changes such that he is no longer eligible to participate under the Mirant Services Employee Savings Plan, but instead becomes an Eligible Employee under this Plan, his pre-tax, after-tax, matching and/or rollover contribution accounts under such plan shall be transferred to his corresponding Elective Employer Contribution, Voluntary Participant Contribution, Employer Matching Contribution and/or Rollover Contribution subaccounts in his Account under this Plan. All amounts transferred to this Plan in accordance with this Section 3.3, including the outstanding balance of any loans, shall be subject to all of the other provisions of this Plan. Any outstanding loan transferred with such accounts shall be considered a loan from this Plan pursuant to Section 11.7 hereof. Finally, no such transfer shall eliminate an optional form of benefit in violation of Code Section 411(d)(6).

         3.4 Loss of Eligible Employee Status. If a Participant loses his status as an Eligible Employee, but remains an Employee, such Participant shall be ineligible to participate and shall be deemed to have elected to suspend making Voluntary Participant Contributions or to have Elective Employer Contributions made on his behalf.

         3.5 Rollovers from Other Plans. An Eligible Employee who has received a distribution of his interest in a tax qualified retirement plan of a former employer under circumstances meeting the requirements of Section 402(c)(4) of the Code relating to eligible rollover distributions from qualified retirement plans may elect to deposit all or any portion (as designated by such Eligible Employee) of the amount of such distribution as a Rollover Contribution to this Plan. A Rollover Contribution may be made only within 60 days following the date the Eligible Employee receives the distribution from the plan of his former employer (or within such additional period as may be provided under Section 408 of the Code if the Eligible Employee shall have made a timely deposit of the distribution in an individual retirement account).

         The Committee shall establish rules and procedures to implement this
Section 3.5, including without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan of the former employer and compliance with any applicable provisions of the Code relating to such contributions. The amount contributed to the Trustee pursuant to this Section 3.5 shall be placed in the Eligible Employee's Rollover Contribution subaccount for the benefit of the Eligible Employee pursuant to
Section 9.1. The Eligible Employee shall have a fully vested interest in the balance of his Rollover Contribution subaccount at all times and such Rollover Contribution subaccount shall share in the earnings, gains, and losses of the Trust Fund as set forth in Article IX of the Plan. An Employee shall be entitled to a distribution of his Rollover Contribution subaccount pursuant to the applicable provisions of Articles XI and XII hereof.

         3.6 Military Leave. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code.

                                   ARTICLE IV
                       ELECTIVE EMPLOYER CONTRIBUTIONS AND
                       VOLUNTARY PARTICIPANT CONTRIBUTIONS

4

         4.1 Elective Employer Contributions. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to have his Compensation reduced as provided in Article XVII or a schedule attached hereto for his collective bargaining unit, such Elective Employer Contribution to be contributed to his Account under the Plan.

         4.2 Maximum Amount of Elective Employer Contributions. The maximum amount of Elective Employer Contributions that may be made on behalf of a Participant during any Plan Year to this Plan or any other qualified plan maintained by an Employing Company shall not exceed the dollar limitation set forth in Section 402(g) of the Code in effect at the beginning of such Plan Year.

         4.3      Distribution of Excess Deferral Amounts.

                  (a) In General. Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed (and any corresponding Employer Matching Contributions shall be forfeited) no later than April 15th of each Plan Year, to Participants who allocate (or are deemed to allocate) such amounts to this Plan pursuant to (b) below for the preceding calendar year. Excess Deferral Amounts that are distributed shall not be treated as an Annual Addition. Any Employer Matching Contributions forfeited pursuant to this subsection (a) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contributions relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                  (b) Assignment. The Participant's allocation of amounts in excess of the Code Section 402(g) limits to this Plan shall be in writing; shall be submitted to the Committee no later than March 1st; shall specify the Participant's Excess Deferral Amount for the preceding Plan Year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Section 401(k), 408(k), 408(p), 402(h)(1)(B), 457, 501(c)(18), or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. A Participant is deemed to notify the Committee of any Excess Deferral Amounts that arise by taking into account only those deferrals under this Plan and any other plans of an Affiliated Employer.

                  (c) Determination of Income or Loss. The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to Excess Deferral Amounts is the sum of:

                           (1) income or loss allocated to the Participant's
                  Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Amount for the year and the denominator of which is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                           (2) if the Committee shall determine in its sole
                  discretion, ten percent (10%) of the amount determined under
                  (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                           Notwithstanding the above, the Committee may
                  designate any reasonable method for computing the income or loss allocable to Excess Deferral Amounts, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                  (d) Maximum Distribution Amount. The Excess Deferral Amount, which would otherwise be distributed to the Participant, shall, if there is a loss allocable to such Excess Deferral Amount, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

         4.4      Additional Rules Regarding Elective Employer Contributions.

         Salary reduction agreements shall be governed by the following:

                  (a) A salary reduction agreement shall apply to payroll periods during which such salary reduction agreement is in effect. The Committee, in its discretion, may establish administrative procedures whereby the actual reduction in Compensation may be made to coincide with each payroll period of the Employing Company, or at such other times as the Committee may determine.

                  (b) The Committee may amend or revoke its salary reduction agreement with any Participant at any time, if the Committee determines that such revocation or amendment is necessary to ensure that a Participant's additions for any Plan Year will not exceed the limitations of Sections 4.2 and 6.1 of the Plan or to ensure that the Actual Deferral Percentage Test is satisfied.

                  (c) Except as required under Section 4.4(b) above, and under
         Section 4.5(c) below, no amounts attributable to Elective Employer Contributions may be distributed to a Participant or his Beneficiary from his Account prior to the earlier of:

                           (1) the separation from service, death or disability of the Participant;

                           (2)      the attainment of age 59 1/2 by the
                  Participant;

                           (3)      the termination of the Plan without
                  establishment of a successor plan;

                           (4) a financial hardship of the Participant pursuant to Section 11.6 of the Plan;

                           (5) the date of a sale by an Employing Company to an
                  entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                           (6) the date of the sale by an Employing Company or
                  an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer with respect to the Participant who continues employment with such subsidiary.

         4.5      Section 401(k) Nondiscrimination Tests.

                  (a) Actual Deferral Percentage Test. The Plan shall satisfy the nondiscrimination test of Section 401(k)(3) of the Code, under which no Elective Employer Contributions shall be made that would cause the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees to exceed either subsection 4.5(a)(1) or (2) as follows:

                           (1) The Average Actual Deferral Percentage for the
                  Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                           (2) The Average Actual Deferral Percentage for
                  Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two
                  (2) percentage points.

                           At the election of the Committee, the current year
                  Average Actual Deferral Percentage for current year Non-Highly Compensated Employees may be substituted for the prior year Average Actual Deferral Percentage. However, once an election is made to utilize such current year Average Actual Deferral Percentage in determining the Actual Deferral Percentage, the Committee may not revoke such election without the approval of the Internal Revenue Service, to the extent required under Code Section 401(k)(3)(A). Notwithstanding the foregoing, for the 2000 Plan Year the Average Actual Deferral Percentage of Non-Highly Compensated Employees shall be deemed to be three percent (3%) or, if the Committee elects in accordance with Code Section 401(k)(3)(E), the actual Average Actual Deferral Percentage of Non-Highly Compensated Employees for the 2000 Plan Year.

                  (b)      Distribution of Excess Deferral Contributions.

                           (1) In General. The Excess Deferral Contributions for
                  a Highly Compensated Employee for a Plan Year which are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Elective Employer Contributions for the Plan Year shall be reduced to the extent required to:

                                    (A)      distribute the total amount of
                           Excess Deferral Contributions, or

                                    (B) cause the amount of such Highly
                           Compensated Employee's Elective Employer
                           Contributions to equal the amount of Elective Employer Contributions of the Highly Compensated Employee with the next highest amount of Elective Employer Contributions for the Plan Year.

                  This process must be repeated until all Excess Deferral Contributions are distributed.

                           Excess Deferral Contributions plus any income and
                  minus any loss allocable thereto shall be distributed (and any corresponding Employer Matching Contribution shall be forfeited) to Participants on whose behalf such Excess Deferral Contributions were made within two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the Plan Year following the close of the Plan Year for which such contributions were made. Distribution of Excess Deferral Contributions shall be made to Highly Compensated Employees in accordance with this Section 4.5(b). Any Employer Matching Contributions forfeited pursuant to this

                  Subsection (b)(1) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contributions relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                           (2) Determination of Income or Loss. Excess Deferral
                  Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Deferral Contributions is the sum of:

                                    (A) income or loss allocated to the
                           Participant's Account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Deferral Contributions to be distributed for the year and the denominator is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                                    (B) if the Committee shall determine in its
                           sole discretion, ten percent (10%) of the amount determined under (A) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                           Notwithstanding the above, the Committee may
                  designate any reasonable method for computing the income or loss allocable to Excess Deferral Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                           (3) Maximum Distribution Amount. The Excess Deferral
                  Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the Excess Deferral Amount distributed to the Participant; and shall, if there is a loss allocable to the Excess Deferral Contributions, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

                  (c)      Special Rules.

                           (1) For purposes of this Section 4.5, the Actual
                  Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have deferral contributions allocated to his account under two (2) or more plans or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such deferral contributions were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Code Section 401(k).

                           (2) In the event that this Plan satisfies the
                  requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with this Plan, then the actual deferral percentages shall be determined as if all such plans were a single plan.

                           (3) The determination and treatment of the Elective
                    Employer Contributions and Actual Deferral Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         4.6 Voluntary Participant Contributions. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to contribute to his Account a Voluntary Participant Contribution as provided in Article XVII or a schedule attached hereto for his collective bargaining unit. The maximum Voluntary Participant Contribution shall be reduced by the percent, if any, which is contributed as an Elective Employer Contribution on behalf of such Participant under Section 4.1.

         4.7 Manner and Time of Payment of Elective Employer Contributions and Voluntary Participant Contributions. Contributions made in accordance with Sections 4.1 and 4.6 will be rounded to the next higher multiple of one dollar based on a procedure adopted by the Committee. They will be made only through payroll deductions and will be effective as of the payroll period commencing as soon as practicable after the date on which the Participant elects to commence participation in the Plan. Contributions shall be remitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from each Employing Company's general assets, but in any event within the time period prescribed by applicable law.

         4.8 Change in Contribution Rate. A Participant may prospectively change the percentage of his Compensation that he has authorized as the Elective Employer Contribution to be made on his behalf or his Voluntary Participant Contribution to another permissible percentage in accordance with the procedures established by the Committee. Such election shall be effective as soon as practicable after it is made.

         4.9 Change in Contribution Amount. In the event of a change in the Compensation of a Participant, the percentage of the Elective

Employer Contribution made on his behalf or his Voluntary Participant Contribution currently in effect shall be applied as soon as practicable with respect to such changed Compensation without action by the Participant.

                                    ARTICLE V
                             EMPLOYER CONTRIBUTIONS

5

         5.1 Amount of Employer Matching Contributions. Subject to the provisions of Sections 6.1 and 6.2, each Employing Company shall contribute an Employer Matching Contribution on behalf of each Participant in its employ as provided in Article XVII or a schedule attached hereto for his collective bargaining unit. The Employer Matching Contribution shall be allocated first to the Elective Employer Contributions made on a Participant's behalf. Notwithstanding the foregoing, in the event a Participant is eligible to elect to have Elective Employer Contributions and Voluntary Participant Contributions allocated to his Account prior to his eligibility for allocation of Employer Matching Contributions, only such Elective Employer Contributions and Voluntary Participant Contributions as are allocated to the Participant's Account after his eligibility for Employer Matching Contributions shall be taken into account in determining the amount of Employer Matching Contributions to be allocated to the Participant's Account for a Plan Year. If, as determined as of the end of a Plan Year, a Participant received Employer Matching Contributions of less than the maximum percentage of his Compensation allowable (as specified in Article XVII or a schedule attached hereto) for the Plan Year because of limitations imposed on a payroll period basis, the Employing Company may make an additional Employer Matching Contribution on behalf of such Participant, not to exceed the maximum percentage of his Compensation allowable (as specified in Article XVII or a schedule attached hereto) for the Plan Year.

         5.2 Payment of Employer Matching Contributions. Except as provided herein, Employer Matching Contributions shall be remitted to the Trustee as soon as practicable after the payroll period to which they relate.

         5.3 Discretionary Profit Sharing Contribution. Each Employing Company may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to the Accounts of Participants in its employ as provided in Article XVII or a schedule attached hereto for a Participant's collective bargaining unit, provided such Participants are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. Discretionary Profit Sharing Contributions may be made in a whole dollar amount or as a percentage of the Compensation of each Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this Section 5.3, and may be made without regard to the current or accumulated net profits of the Employing Company. Compensation for purposes of this Section 5.3 shall mean a Participant's Compensation hereunder plus short-term incentive bonus payments. Discretionary Profit Sharing Contributions shall be allocated among the Accounts of Participants eligible for such allocation who are Eligible Employees during the Plan Year for which such Discretionary Profit Sharing Contribution relates in proportion to the ratio that the Compensation of such Participant during the Plan Year bears to the Compensation during such Plan Year of all such Participants in the applicable collective bargaining unit eligible for such allocation. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question.

         5.4 Reversion of Employing Company Contributions. Employing Company contributions computed in accordance with the provisions of this Plan shall revert to the Employing Company under the following circumstances:

                  (a) In the case of an Employing Company contribution which is made by reason of a mistake of fact, upon written direction of the Employing Company, such contribution shall be returned to the Employing Company within one year after the payment of the contribution.

                  (b) If any Employing Company contribution is determined to be nondeductible under Section 404 of the Code, upon written direction of the Employing Company, such Employing Company contribution, to the extent that it is determined to be nondeductible, shall be returned to the Employing Company within one year after the disallowance of the deduction.

                  (c) If the Plan receives an adverse determination with respect to its initial qualification under the Code, the Employing Company contributions shall be returned to the Employing Company within one year of the date of such disqualification.

         The amount which may be returned to the Employing Company under this
Section 5.3(a) and (b) is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or disallowance of the deduction. Earnings attributable to the excess contribution shall not be returned to the Employing Company, but losses attributable thereto shall reduce the amount to be so returned. If the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the Account of any Participant to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount to be returned to the Employing Company shall be limited so as to avoid such reduction.

         5.5 Correction of Prior Incorrect Allocations and Distributions. Notwithstanding any provisions contained herein to the contrary, in the event that, as of any Valuation Date, adjustments are required in any Participants' Accounts to correct any incorrect allocation of contributions or investment earnings or losses, or such other discrepancies in Account balances that may have occurred previously, the Employing Companies may make additional contributions to the Plan to be applied to correct such incorrect allocations or discrepancies. The additional contributions shall be allocated by the Committee to adjust such Participants' Accounts to the value which would have existed on said Valuation Date had there been no prior incorrect allocation or discrepancies. The Committee shall also be authorized to take such other actions as it deems necessary to correct prior incorrect allocations or discrepancies in the Accounts of Participants under the Plan.

                                   ARTICLE VI
                          LIMITATIONS ON CONTRIBUTIONS

6

         6.1      Section 415 Limitations.

                  (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of any Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                           (1)      twenty-five percent (25%) of the
                  Participant's compensation in the Limitation Year; or

                           (2) $35,000 (as such amount may be adjusted from time to time pursuant to Code Section 415(d)).

                  (b) For purposes of this Section 6.1, wherever the term "compensation" is used, such term shall mean compensation as defined in Code Section 415(c)(3) and any rulings and regulations thereunder.

         6.2 Correction of Contributions in Excess of Section 415 Limits. If the Annual Additions for a Participant exceed the limits of Section 6.1 as a result of the allocation of forfeitures, if any, a reasonable error in estimating a Participant's annual compensation for purposes of the Plan, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual, or under other limited facts and circumstances that the Commissioner of the Treasury finds justify the availability of the rules set forth in this Section 6.2, the excess amounts shall not be deemed Annual Additions if they are treated in accordance with any one or more or any combination of the following:

                  (a) distribute to the Participant that portion, or all, of his Elective Employer Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1;

                  (b) return to the Participant that portion, or all, of his Voluntary Participant Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1; and

                  (c) forfeiture of that portion, or all, of the Employer Matching Contributions (as adjusted for income and loss) and any forfeitures of Employer contributions that were allocated to the Participant's Account (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1.

                  (d) forfeiture of that portion, or all, of the Discretionary Profit Sharing Contributions that were allocated to the Participant's Account (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1.

         Any amounts distributed or returned to the Participant under (a) or (b) above shall be disregarded for purposes of the Actual Deferral Percentage Test.

         Any amounts forfeited under this Section 6.2 shall be held in a suspense account (separate from the Suspense Account established under Section 10.3) and shall be applied, subject to Section 6.1, to reduce the next ensuing Employing Company contribution. Such application shall be made prior to any Employing Company contributions that would constitute Annual Additions. No income or investment gains and losses shall be allocated to the suspense account provided for under this Section 6.2. If any amount remains in a suspense account provided for under this Section 6.2 upon termination of this Plan, such amount will revert to the Employing Companies notwithstanding any other provision of this Plan.

                                   ARTICLE VII
                           SUSPENSION OF CONTRIBUTIONS

7

         7.1 Suspension of Contributions. A Participant may (on a prospective basis) voluntarily suspend the Elective Employer Contributions made on his behalf and his Voluntary Participant Contributions in accordance with the procedures established by the Committee. Such suspension shall be effective as soon as practicable after it is made. Whenever Elective Employer Contributions made on a Participant's behalf and Voluntary Participant Contributions are suspended, Employer Matching Contributions shall also be suspended.

         7.2 Resumption of Contributions. A Participant may terminate prospectively any suspension under Section 7.1 in accordance with the procedures established by the Committee. Such resumption of contributions shall be effective prospectively as soon as practicable after it is elected. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                                  ARTICLE VIII
                           INVESTMENT OF CONTRIBUTIONS

8

         8.1 Investment Funds. The Investment Funds shall be selected from time to time by the Mirant Services Investment Review Committee (the "Investment Review Committee"). In addition to such other Investment Funds selected by the Investment Review Committee, the Investment Funds shall include the "Company Stock Fund." The Company Stock Fund shall be invested and reinvested in Common Stock, provided that funds applicable to the purchase of Common Stock pending investment of such funds may be temporarily invested in short-term United States Government obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and, if the Trustee so determines, may be transferred to money market funds utilized by the Trustee for qualified employee benefit trusts.

         8.2 Investment of Participant Contributions. Each Participant shall direct, at the time he elects to participate in the Plan and at such other times as may be directed by the Investment Review Committee or pursuant to Section 8.6, that his Elective Employer Contributions and Voluntary Participant Contributions be invested in one or more of the Investment Funds, provided such investments are made in one-percent (1%) increments.

         8.3 Investment of Employer Matching Contributions. Employer Matching Contributions shall be invested entirely in the Company Stock Fund and shall remain invested in the Company Stock Fund until such time that the Participant elects to invest all or a portion of the amount credited to his Employer Matching Contribution subaccount in any of the Investment Funds under this Plan as provided in Section 8.5.

         Notwithstanding the foregoing, any amounts attributable to employer matching contributions, which are transferred to this Plan pursuant to a trust-to-trust transfer, shall not be invested in the Company Stock Fund but shall instead be invested at the Participant's direction. If no such direction is provided, such transferred amount shall be invested in accordance with procedures established by the Investment Review Committee.

         8.4 Investment of Earnings. Subject to Section 8.8, interest, dividends, if any, and other distributions received by the Trustee with respect to an Investment Fund shall be reinvested in such Investment Fund.

         8.5 Transfer of Assets between Funds. A Participant may direct in accordance with the provisions of this Section 8.5 and such procedures established by the Committee that all of his interest in an Investment Fund or funds attributable to amounts in his Account or any portion of such amount (expressed in number of shares, whole dollar amounts, or one-percent (1%) increments) to the credit of his Account be transferred and invested by the Trustee as of such date in any other Investment Fund as designated by the Participant. Such direction shall be effective as soon as practicable after it is made.

         8.6 Change in Investment Direction. Any investment direction given by a Participant shall continue in effect until changed by the Participant. A Participant may change his investment direction as to the future contributions and allocations to his Account in accordance with the procedures established by the Committee, and such direction shall be effective as soon as practicable after it is made.

         8.7 Section 404(c) Plan. This Plan is intended to be a plan described in ERISA Section 404(c) and shall be interpreted in accordance with Department of Labor Regulations Section 1.404c-1, which is incorporated herein by this reference. The Investment Review Committee shall take such actions as it deems necessary or appropriate in its discretion to cause the Plan to comply with such requirements, including, but not limited to, providing Participants with the right to request and receive written confirmation of their investment instructions. Further, the Investment Review Committee shall take such actions as it deems necessary or appropriate in its discretion to (a) ensure that confidentiality procedures with respect to a Participant's ownership of Common Stock and the exercise of ownership rights with respect to such Common Stock are adequate and utilized, and (b) appoint an independent fiduciary to carry out such actions as the Investment Review Committee determines involve the potential for undue influence on Participants with regard to the direct or indirect exercise of shareholder rights with respect to Common Stock.

         8.8 Other Stock Investment Funds. In the event that the Committee in its discretion allows a trust-to-trust transfer from the fund of a plan which is primarily invested in the common stock of the employer maintaining the plan into this Plan, the Trustee shall establish and maintain a separate Investment Fund for such common stock on behalf of those Participants invested in common stock prior to the transfer. These Participants may direct investments out of such Investment Fund and into the other Investment Funds in accordance with the procedures of this Article VIII. However, no future investments may be made in such Investment Fund and, should a Participant elect to reduce the portion of his Account which is invested in such Investment Fund, he may not again reinvest additional assets in such Investment Fund. Any interest, dividends, if any, and other distributions received with respect to an Investment Fund established pursuant to this Section 8.8 shall be invested pursuant to the Participant's direction under Section 8.2 hereof.

         8.9 Southern Stock Fund. All Southern Stock received by the Plan pursuant to Section 9.1(b) shall be held in a segregated fund (the "Southern Stock Fund"). Participants may direct investments out of the Southern Stock Fund and into the other Investment Funds in accordance with the procedures of this
Article VIII. However, Participants may not direct investments into the Southern Stock Fund and, should a Participant elect to direct investments out of the Southern Stock Fund, he may not again direct any amount attributable to such investments back into the Southern Stock Fund. In no event shall the Southern Stock Fund remain as an Investment Fund under the Plan later than the end of the calendar quarter which includes the five-year anniversary of the date Southern Stock is first held in the Southern Stock Fund. Any Southern Stock which remains in a Participant's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

                                   ARTICLE IX
               MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS

9

         9.1      Establishment of Accounts.

                  (a) An Account shall be established for each Participant. In addition, subaccounts shall be established for each Participant to reflect all Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions, Discretionary Profit Sharing Contributions and any Rollover Contributions (and the earnings and/or losses on each subaccount). Each Participant will be furnished a statement of his Account at least annually and upon any distribution.

                  (b) Upon the transfer to the Plan of Southern Stock from the SERI BU Savings Plan or the SERI Covered Employee Plan, a "Southern Stock Account" subaccount shall be established to reflect a Participant's interest in the Plan attributable to the Southern Stock so transferred. In addition, subaccounts to the Southern Stock Account shall be established to reflect the character of the Southern Stock Account as Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions, and Rollover Contributions.

         9.2 Valuation of Investment Funds. A Participant's Account in respect of his interest in each Investment Fund shall be credited or charged, as the case may be, as of each Valuation Date with the dividends, income, gains, appreciation, losses, depreciation, forfeitures, expenses, and other transactions with respect to such Investment Fund for the Valuation Date as of which such credit or charge accrued. Such credits or charges to a Participant's Account shall be made in such proportion and by such method or formula as shall be deemed by the Committee to be necessary or appropriate to account for each Participant's proportionate beneficial interest in the Trust Fund in respect of his interest in each Investment Fund. Investments of each Investment Fund shall be valued at their fair market values as of each Valuation Date as determined by the Trustee, and such valuation shall conclusively establish such value.

         9.3 Rights in Investment Funds. Nothing contained in this Article IX shall be deemed to give any Participant any interest in any specific property in any Investment Fund or any interest, other than the right to receive payments or distributions in accordance with the Plan.

                                    ARTICLE X
                                     VESTING

10

         10.1 Full Vesting. Participants shall at all times be one-hundred percent (100%) vested in all Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions and Rollover Contributions credited to their Account.

         10.2 Discretionary Profit Sharing Contributions. A Participant's nonforfeitable percentages of Discretionary Profit Sharing Contributions (and any earnings or losses thereon) shall be based on the Participant's total number of Years of Service, computed without regard to any Years of Service completed after the fifth (5th) consecutive One-Year Break in Service. Such percentages shall be determined from Article XVII or a schedule attached hereto for his collective bargaining unit.

         10.3 Forfeitures. That portion of the Account to which the Participant is not entitled shall be credited to the Suspense Account (which will always share in earnings or losses of the Trust) and at such time as the amount becomes available as a Forfeiture shall be applied to reduce the next ensuing Employing Company contribution.

         10.4 Buy-Back Procedure. A terminated Participant who has voluntarily elected to receive a distribution of the vested portion of his Account pursuant to Section 12.5(a)(2) (or who receives a mandatory lump sum distribution pursuant to Section 12.5(a)(1)) and who returns to the employ of an Employing Company before incurring five (5) consecutive One-Year Breaks in Service shall be permitted to repay the distributed amount to the Trust Fund and thereby be entitled to a restoration of his entire Account under the Plan in an amount not less than that amount determined as of the Valuation Date used to determine the actual payment of the distribution, unadjusted by an subsequent gains or losses. The Participant must repay the full amount distributed to him before the earlier of (a) five (5) years from the first date on which the Participant is subsequently reemployed by the Employer or (b) the close of a period of five (5) consecutive One-Year Breaks in Service commencing after the withdrawal. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employer contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

         10.5 Deemed Cash-out and Deemed Buy-back. Any Participant who terminates employment for any reason at a time when he is zero percent (0%) vested in his Account shall be deemed cashed out of the Plan as of the last day of the month immediately following the month in which occurs his termination of employment. If the terminated Participant returns to the employ of an Employing Company before incurring five (5) consecutive One-Year Breaks in Service, he shall be entitled to a restoration of his benefits under the Plan in an amount not less than that amount determined as of the last day of the month immediately following the month in which occurs his termination of employment, unadjusted by any subsequent gains or losses. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employing Company contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

         10.6     Vesting after One-Year Break in Service.

                  (a) A terminated Participant who is reemployed after incurring a One-Year Break in Service shall be entitled to receive credit for vesting purposes for Years of Service earned prior to the One-Year Break in Service subject to the following rules:

                           (1) If he had a vested right to all or a portion of
                  his Account balance derived from Employing Company contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service upon his date of reemployment.

                           (2) If he did not have a vested right to all or any
                  portion of his Account balance derived from Employing Company contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service provided his number of consecutive One-Year Breaks in Service is less than the greater of five
                  (5) or his aggregate Years of Service earned before his One-Year Break in Service.

                  (b) No Years of Service earned after five (5) consecutive One-Year Breaks in Service shall be taken into account in determining a Participant's nonforfeitable percentage in his Account balance attributable to Employing Company contributions that were made prior to such five-year period.

         10.7 Vesting at Normal Retirement Age. Notwithstanding Section 10.2, a Participant shall become one hundred percent (100%) vested in his accrued Account balance upon his attainment of Normal Retirement Age provided that he has not separated from service with the Employing Company prior to such date.

         10.8 Vesting Upon Death. Notwithstanding Section 10.2, a Participant's Account shall become one hundred percent (100%) vested upon his death if his death occurs while he is an Employee.

                                   ARTICLE XI
                              WITHDRAWALS AND LOANS

         11.1     Withdrawals by Participants.

                  (a) Subject to the provisions of Article XII, this Section 11.1, and Sections 11.2 through 11.6, a Participant may make withdrawals from his vested Account effective as of any Valuation Date in the order of priority listed below:

                           (1) All or a portion of the value of his Account attributable to Voluntary Participant Contributions (not including any earnings or appreciation thereon);

                           (2) All amounts described above, plus all or a
                  portion of the value of his Account attributable to Voluntary Participant Contributions, plus a ratable portion of the earnings and/or appreciation on such Voluntary Participant Contributions;

                           (3) All amounts described above, plus all or a portion of the value of his Account attributable to Rollover Contributions (including earnings and appreciation thereon);

                           (4) All amounts described above, plus up to fifty
                  percent (50%) of the value of his Account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of the withdrawal;

                           (5) (A) For Participants who have not attained age 59
                  1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions (not including any earnings or appreciation thereon); and

                                    (B) For Participants who have attained age
                  59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions and any earnings or appreciation thereon.

                  (b) There shall be no limit on the number of withdrawals which may be made during a Plan Year.

         11.2 Notice of Withdrawal. Notice of withdrawal must be given by a Participant in accordance with the procedures established by the Committee, and if such withdrawal would constitute an eligible rollover distribution (within the meaning of Code Section 402(c)(4)), the consent and notice requirements of
Section 12.10 must be satisfied. Payment of a withdrawal shall be made as soon as practicable and in accordance with Section 12.10, if applicable.

         11.3 Form of Withdrawal. All distributions under this Article XI shall be made in the form of cash, provided that with respect to any distribution which is attributable to Common Stock, Southern Stock or Pepco common stock, the Participant shall have the right to demand that such portion of the distribution be made in the form of Common Stock, Southern Stock or Pepco common stock, as applicable, to the extent of the whole number of shares of Common Stock, Southern Stock or Pepco common stock, as applicable, in his Account. Such demand must be made in accordance with the procedures established by the Committee.

         11.4 Minimum Withdrawal. No distribution under this Article XI shall be permitted in an amount which has a value of less than $300, unless the value of the amount available under the selected option is less than $300, in which case such available amount will be distributed.

         11.5 Source of Withdrawal. Withdrawals shall be made pro rata by order of Investment Fund. The value of the amount to be distributed under any option listed in Section 11.1 shall be determined as soon as practicable in accordance with the procedures established by the Committee.

         11.6     Requirement of Hardship.

                  (a) Except as provided in (e) below, a withdrawal pursuant to
         Section 11.1(a)(5)(A), in addition to the other requirements of Article XI, shall be permitted only if the Committee determines that the withdrawal is to be made on account of an immediate and heavy financial need of the Participant, the amount of the withdrawal does not exceed such financial need, and the amount of the withdrawal is not reasonably available from other resources of the Participant.

                  (b) For purposes of this Section 11.6, the following shall be deemed to be immediate and heavy financial needs:

                           (1) Medical expenses described in Section 213(d) of the Code, including but not limited to, expenses for:

                                    (i)      The diagnosis, cure, mitigation,
                           treatment, or prevention of disease, or for the purpose of affecting any structure or function of the body;

                                    (ii)     transportation primarily for and
                           essential to such expenses referred to in (i) above;
                           or

                                    (iii) insurance (including amounts paid as
                           premiums under part B of Title XVIII of the Social Security Act) relating to medical expenses referred to in (i) or (ii) above, provided such expenses are incurred by the Participant, the Participant's spouse or any person whom the Participant may properly claim as a dependent on his federal income tax return or are necessary for such persons to obtain the medical care described above; or

                           (2) Purchase (excluding mortgage payments) of a principal residence for the Participant; or

                           (3) Payment of tuition, related education fees, and
                  room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, child or children, or any person the Participant may properly claim as a dependent on his federal income tax return; or

                           (4)      The need to prevent eviction of the
                  Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                           (5) Any other need which the Commissioner of the
                  Internal Revenue Service, through the publication of revenue rulings, notices, or other documents of general applicability, deems to be immediate and heavy.

                  (c) For purposes of this Section 11.6, a withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need if:

                           (1) The distribution is not in excess of the amount
                  of the immediate and heavy financial need of the Participant, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                           (2)      The Participant has obtained all
                  distributions and all nontaxable loans currently available to him under all plans maintained by an Affiliated Employer;

                           (3) The Participant agrees to suspend all elective
                  employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least twelve
                  (12) months after receipt of the distribution under this
                  Section 11.6; and

                           (4) The Participant agrees not to make elective
                  contributions to this Plan or any other qualified or non-qualified deferred compensation plan sponsored by an Affiliated Employer (including stock purchase, stock option or similar plans) during the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the Participant's applicable elective deferral limits under
                  Section 402(g) of the Code for such taxable year less the amount of the hardship distribution for the taxable year.

                  (d) When all suspensions pursuant to this Section 11.6 are ended, Elective Employer Contributions and/or Voluntary Participant Contributions may be resumed by the Participant (if the Participant is then eligible and elects to resume such contributions) beginning with the Participant's first payroll period commencing after all suspensions are ended, and Employer Matching Contributions by his Employing Company also shall be resumed. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                  (e) Notwithstanding (a) above, if a Participant has attained age 59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), he shall be permitted to make a withdrawal pursuant to Section 11.1(a)(5)(A), even if such withdrawal is not on account of hardship.

         11.7     Loans to Participants.

                  (a) The Committee may, in its sole discretion, direct the Trustee to make a loan or loans from the Trust Fund to any Participant (other than a Participant with an existing Plan loan in arrears) (1) who is an Employee on the active payroll of an Employing Company, (2) who is receiving long-term disability payments under a plan maintained by his Employing Company, (3) who is on a leave of absence authorized by his Employing Company, or (4) who is a party in interest as defined in Section 3(14) of ERISA. All loan applications shall be made in accordance with the procedures established by the Committee, which shall form a part of this Plan. Such procedures shall establish the terms and conditions of loans under the Plan, including the events constituting default, and shall be consistent with the provisions of this Section 11.7.

                  (b) The total amount of all loans outstanding to any one Participant under all qualified plans maintained by an Affiliated Employer shall not exceed the lesser of (1) $50,000, reduced by the excess of the highest outstanding balance of loans from all qualified plans maintained by an Affiliated Employer during the twelve-month period ending on the day before a loan is made, over the outstanding balance of any loans to the Participant from all qualified plans maintained by an Affiliated Employer on the date the loan is made, or
         (2) fifty percent (50%) of such Participant's Account as of the Valuation Date coinciding with or next following the date the loan application is made. The minimum amount of any loan shall not equal less than $1,000.

                  (c) The order of priority of Investment Fund(s) from which the principal amount of the loan shall be obtained shall be pro rata.

                  (d) The Committee shall adopt and follow uniform and nondiscriminatory procedures in making loans under this Plan to make certain that such loans (1) are available to all Participants on a reasonably equivalent basis, (2) are not made available to Highly Compensated Employees, officers, or shareholders in an amount greater than the amount made available to other Participants, (3) bear a reasonable rate of interest, and (4) are adequately secured. The repayment of such loans by any Participant who is an Employee on the active payroll of an Employing Company shall be made through payroll deduction. Any loan repayment shall extend for a period, not to exceed five (5) years, expressed in any number of whole months (including the month the loan is made). The term of any loan may be for a period certain of more than five (5) years, but not to exceed fifteen (15) years, only if the proceeds of such loan are used to acquire any dwelling used or, within a reasonable period of time, to be used as the principal residence of the Participant.

                  (e) The Committee shall direct the Trustee to obtain from the Participant such note and adequate security as it may require. All loans made pursuant to this Section 11.7 shall be secured by the Participant's Account, and no other types of collateral may be used to secure a loan from the Plan. Notwithstanding the provisions of Section 16.2, if a Participant defaults on a loan under the Plan or if the Participant's employment terminates prior to full repayment thereof, in addition to any other remedy provided in the loan instruments or by law, the Committee may direct the Trustee to charge against that portion of the Participant's Account which secures the loan the amount required to fully repay the loan. Under no circumstances, however, shall any unpaid loan be charged against a Participant's Account until permitted by applicable law. This Section authorizes only the making of bona fide loans and not distributions, and before resort is made against a Participant's Account for his failure to repay any loan, such other reasonable efforts to collect the same shall be made by the Committee as it deems reasonable and practical under the circumstances.

                  (f) No distribution shall be made to any Participant unless and until all unpaid loans to such Participant have either been paid in full or deducted from the Participant's Account.

                  (g) All loans made under this Section 11.7 shall be considered earmarked investments of the Participant's Account, and any repayment of principal and interest shall be reinvested in accordance with the Participant's investment direction in effect on the date of such repayment pursuant to Article VIII of the Plan.

                                   ARTICLE XII
                          DISTRIBUTION TO PARTICIPANTS

         12.1     Distribution upon Retirement.

                  (a) If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement on or after his Normal Retirement Date, in addition to the withdrawal options under
         Section 11.1, the entire balance credited to his Account shall be payable to him in the manner set forth in this Section 12.1 at such time requested by the Participant pursuant to Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant in one of the following ways:

                           (1)      In a single lump sum distribution; or

                           (2) In annual installments not to exceed twenty (20),
                  as selected by the Participant, or the Participant's life expectancy. The amount of cash and/or the number of shares of Common Stock in each installment shall be equal to the proportionate value as of each Valuation Date immediately preceding payment of the balance then to the credit of the Participant in his Account determined by dividing the amount credited to his Account as of such Valuation Date by the number of payments remaining to be made.

                           If a Participant who is receiving installment
                  payments shall establish to the satisfaction of the Committee, in accordance with principles and procedures established by the Committee which are applicable to all persons similarly situated, that a financial emergency exists in his affairs, such as illness or accident to the Participant or a member of his immediate family or other similar contingency, the Committee may, for the purpose of alleviating such emergency, accelerate the time of payment of some or all of the remaining installments. If a Participant dies before receiving all of the amount to the credit of his Account in accordance with this paragraph (2), the amount remaining to the credit of his Account at his death shall be distributed to his Beneficiary as soon as practicable in accordance with Section 12.4.

                  (b) Notwithstanding a Participant's election to defer the receipt of the benefits under (a) above, the Committee shall direct payment in a single lump sum to such Participant if the balance of his Account does not exceed $5,000 in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash-out any Participant whose Account balance exceeds $5,000 without the written consent of the Participant.

         12.2 Distribution upon Disability. If a Participant's employment with the Affiliated Employers is terminated prior to his Normal Retirement Date by reason of his total and permanent disability, as determined by the Social Security Administration and evidenced in a writing provided to the Committee, such disabled Participant, in addition to the withdrawal options under Section 11.1, shall be entitled to receive the entire vested value credited to his Account at such time as requested by the Participant or such legal representative pursuant to Section 12.6 and in accordance with the procedures established by the Committee. Any distribution pursuant to this Section 12.2 shall be made in a single lump sum as soon as practicable after the selected Valuation Date.

         Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant or his legal representative if the balance of such Participant's Account does not exceed $5,000 in accordance with the requirements of Code Section 411(a)(11).

         12.3 Distribution upon Death. If a Participant's employment with the Affiliated Employers is terminated by reason of death, the entire balance credited to the Participant's Account shall be distributed as soon as practicable to the Participant's surviving Beneficiary or Beneficiaries in a lump sum.

         12.4 Designation of Beneficiary. A Participant may designate a Beneficiary or Beneficiaries (who may be designated contingently) to receive all or part of the amount credited to his Account in case of his death before his receipt of all of his benefits under the Plan, provided that the Beneficiary of a married Participant shall be the Participant's Surviving Spouse, unless such Surviving Spouse shall consent in a writing witnessed by a notary public, which writing acknowledges the effect of the Participant's designation of a Beneficiary other than such Surviving Spouse. However, if such Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because the Surviving Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a designation by such Participant without the consent of the Surviving Spouse shall be valid.

         Any consent necessary under this Section 12.4 shall be valid and effective only with respect to the Surviving Spouse who signs the consent or, in the event of a deemed consent, only with respect to a designated Surviving Spouse.

         A designation of Beneficiary may be revoked by the Participant without the consent of any Beneficiary (or the Participant's Surviving Spouse) at any time before the commencement of the distribution of benefits. A Beneficiary designation or change or revocation of a Beneficiary designation shall be made in accordance with the procedures established by the Committee. Notwithstanding the foregoing, if a divorced Participant wishes to retain his former spouse as his designated Beneficiary, such Participant must re-designate the former spouse as designated Beneficiary subsequent to the date of the applicable divorce decree.

         If no designated Beneficiary shall be living at the death of the Participant and/or such Participant's Beneficiary designation is not valid and enforceable under applicable law or the procedures of the Committee, such Participant's Beneficiary or Beneficiaries shall be the person or persons in the first of the following classes of successive preference, if then living:

                  (a)      the Participant's spouse on the date of his death,

                  (b)      the Participant's children, equally,

                  (c)      the Participant's parents, equally,

                  (d)      the Participant's brothers and sisters, equally, or

                  (e)      the Participant's estate.

Payment to such one or more persons shall completely discharge the Plan and the Trustee with respect to the amount so paid.

         12.5     Distribution upon Termination of Employment.

                  (a) If a Participant's employment with the Affiliated Employers is terminated for any reason other than in accordance with Sections 12.1, 12.2, and 12.3, the vested balance to the credit of the Participant's Account shall be payable in a single lump sum. Such lump sum distribution shall be made as soon as practicable after the Participant's termination of employment, provided that one of the following conditions is met:

                           (1) the Participant's vested Account balance does not exceed $5,000 in accordance with Code Section 411(a)(11), or

                           (2) in accordance with Section 12.10, the Participant elects to receive a distribution of his vested Account balance.

                  (b) A Participant who does not receive a distribution under
         Section 12.5(a)(1) may elect to defer the commencement of the distribution of his Account following the termination of his employment until a later Valuation Date, provided that such distribution shall commence not later than the date required under Section 12.6 of the Plan. In addition to the withdrawal options under Section 11.1, any deferred distribution shall commence as soon as practicable after the Valuation Date selected by the Participant.

         12.6     Commencement of Benefits.

                  (a) Notwithstanding any other provision of the Plan, and except as further provided in Section 12.6(b) below, if the Participant does not elect to defer commencement of his benefit payments, the payment of his benefits shall begin at the Participant's election no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

                           (1)      the Participant reaches age sixty-five (65),

                           (2) the Participant's tenth (10th) anniversary of participation under the Plan, or

                           (3) the Participant's separation from service with the Affiliated Employers.

                  (b) In no event shall the distribution of amounts in a Participant's Account commence later than the April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or terminates employment with the Affiliated Employers, in accordance with regulations prescribed by the Secretary of the Treasury. Notwithstanding the foregoing, the payment of benefits to a Participant who is a five percent (5%) owner of Mirant Corporation or an Affiliated Employer (as determined pursuant to Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall begin not later than April 1st, of the calendar year following the calendar year in which the Participant attains age 70 1/2 regardless of the Participant's termination from employment.

                  Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury Regulations thereunder.

         12.7 Transfer between Employing Companies. A transfer by a Participant from one Employing Company to another Employing Company shall not affect his participation in the Plan. A transfer by a Participant from an Employing Company to an Affiliated Employer that is not an Employing Company shall not be deemed to be a termination of employment with an Employing Company.

         12.8 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's termination of service, or his attainment of age fifty (50), if earlier, and shall not commence later than the date the Participant's (or his Beneficiary's) benefit payments otherwise commence. Such distribution to an alternate payee shall be made only in a manner permitted under Articles XI or XII of the Plan and only to the extent the Participant would be eligible for such distribution option.

         12.9 Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article XII, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         12.10 Consent and Notice Requirements. If the value of the vested portion of a Participant's Account derived from Employing Company and Employee contributions exceeds $5,000 determined in accordance with the requirements of Code Section 411(a)(11), the Participant must consent to any distribution of such vested account balance prior to his Normal Retirement Date. The consent of the Participant shall be obtained in writing within the ninety-day period ending on the first day of the first period for which an amount is payable under this Plan.

         The Committee or its delegate shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3); such notification shall be provided no less than 30 days and no more than 90 days prior to the distribution date.

         Distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

                  (a) the Committee informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option, and

                  (b) the Participant, after receiving the notice, affirmatively elects a distribution.

         12.11 Form of Payment. All distributions under this Article XII shall be made in the form of cash, provided that the person entitled to such distribution may demand that the portion of any distribution which is attributable to Common Stock, Southern Stock or Pepco common stock be distributed in the form of such Common Stock, Southern Stock or Pepco common stock, as applicable, to the extent of the whole number of shares in the Participant's Account, with a cash adjustment for any fractional shares.

         12.12 Partial Distribution upon Termination of Employment. If a Participant's employment with the Affiliated Employers is terminated and such Participant is deemed not to have separated from service within the meaning of Code Section 401(k)(2)(B)(i)(I), such Participant, in addition to the withdrawal options available under Article XI, shall be entitled to elect a lump sum distribution of the entire balance to the credit of his Account less the amount credited to his Elective Employer Contribution subaccount. The amounts credited to his Elective Employer Contribution subaccount may be distributed in a lump sum distribution at such time permitted pursuant to Code Section 401(k)(2)(B)(i) and Section 4.4(c) hereof. Such lump sum distributions shall otherwise be subject to this
Article XII.

                                  ARTICLE XIII
                           ADMINISTRATION OF THE PLAN

         13.1 Membership of Committee. The Plan shall be administered by the Committee, which shall consist of such individuals as may be appointed from time to time by the Board of Managers or its delegate. The Committee may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties.

         13.2 Acceptance and Resignation. Any person appointed to be a member of the Committee shall signify his acceptance in writing to the Chairman of the Committee. Any member of the Committee may resign by delivering his written resignation to the Committee and such resignation shall become effective upon delivery or upon any later date specified therein.

         13.3 Transaction of Business. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

         13.4 Responsibilities in General. The Committee shall administer the Plan and shall have the discretionary authority, power, and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan and to control and manage the operation and administration of the Plan. The Committee shall have the discretion to interpret the Plan, including any ambiguities herein, and to determine the eligibility for benefits under the Plan in its sole discretion. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive, and binding on all persons, except as otherwise provided herein or by law, and may be relied upon by the Company, all Employing Companies, the Trustee, the Participants, and their Beneficiaries. Any discretionary actions to be taken under the Plan by the Committee with respect to Employees and Participants or with respect to benefits shall be uniform in their nature and applicable to all persons similarly situated.

         13.5 Committee as Named Fiduciary. For the purpose of compliance with the provisions of ERISA, the Committee shall be deemed the administrator of the Plan as the term "administrator" is defined in ERISA, and the Committee shall be, with respect to the Plan, a named fiduciary as that term is defined in ERISA. For the purpose of carrying out its duties, the Committee may, in its discretion, allocate its responsibilities under the Plan among its members and may, in its discretion, designate persons (in writing or otherwise) other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may see fit.

         13.6 Rules for Plan Administration. The Committee may make and enforce rules and regulations for the administration of the Plan consistent with the provisions thereof and may prescribe the use of such forms or procedures as it shall deem appropriate for the administration of the Plan.

         13.7 Employment of Agents. The Committee may employ independent qualified public accountants, as such term is defined in ERISA, who may be accountants to the Company and any Affiliated Employer, legal counsel who may be counsel to the Company and any Affiliated Employer, other specialists, and other persons as the Committee deems necessary or desirable in connection with the administration of the Plan. The Committee and any person to whom it may delegate any duty or power in connection with the administration of the Plan, the Company and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any independent qualified public accountant, counsel, or other specialist, or other person selected by the Committee, or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee.

         13.8 Co-Fiduciaries. It is intended that to the maximum extent permitted by ERISA, each person who is a fiduciary (as that term is defined in ERISA) with respect to the Plan shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust, as shall each person designated by any fiduciary to carry out any fiduciary responsibilities with respect to the Plan or the Trust. No fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust.

         13.9 General Records. The Committee shall maintain or cause to be maintained an Account (and any separate subaccount) which accurately reflects the interest of each Participant, as provided for in Section 9.1, and shall maintain or cause to be maintained all necessary books of account and records with respect to the administration of the Plan. The Committee shall mail or cause to be mailed to Participants reports to be furnished to Participants in accordance with the Plan or as may be required by ERISA. Any notices, reports, or statements to be given, furnished, made, or delivered to a Participant shall be deemed duly given, furnished, made, or delivered when addressed to the Participant and delivered to the Participant in person or mailed by ordinary mail to his address last communicated to the Committee (or its delegate) or to his Employing Company.

         13.10 Liability of the Committee. In administering the Plan, except as may be prohibited by ERISA, neither the Committee nor any person to whom it may delegate any duty or power in connection with administering the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Committee. No member of the Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Committee.

         13.11 Reimbursement of Expenses and Compensation of Committee. Members of the Committee shall be reimbursed by the Company for expenses they may individually or collectively incur in the performance of their duties. Each member of the Committee who is a full-time employee of the Company or of any Employing Company shall serve without compensation for his services as such member; each other member of the Committee shall receive such compensation, if any, for his services as the Board of Directors may fix from time to time.

         13.12 Expenses of Plan and Trust Fund. The expenses of establishment and administration of the Plan and the Trust Fund, including all fees of the Trustee, auditors, and counsel, shall be paid by the Company or the Employing Companies. Notwithstanding the foregoing, to the extent provided in the Trust Agreement, certain administrative expenses may be paid from the Trust Fund either directly or through reimbursement of the Company or the Employing Companies. Any expenses directly related to the investments of the Trust Fund, such as stock transfer taxes, brokerage commissions, or other charges incurred in the acquisition or disposition of such investments, shall be paid from the Trust Fund (or from the particular Investment Fund to which such fees or expenses relate) and shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Investment management fees for the Investment Funds shall be paid from the particular Investment Fund to which they relate either directly or through reimbursement of the Company or the Employing Companies unless the Company or the Employing Companies do not elect to receive reimbursement for payment of such expenses. Taxes, if any, on any assets held or income received by the Trustee and transfer taxes on the transfer of Common Stock from the Trustee to a Participant or his Beneficiary shall be charged appropriately against the Accounts of Participants as the Committee shall determine. Any expenses paid by the Company pursuant to
Section 13.11 and this section shall be subject to reimbursement by other Employing Companies of their proportionate shares of such expenses as determined by the Committee.

         13.13 Responsibility for Funding Policy. The Investment Review Committee shall have responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

         13.14 Management of Assets. The Investment Review Committee shall not have responsibility with respect to control or management of the assets of the Plan. The Trustee shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement, except to the extent that an investment advisor (who qualifies as an Investment Manager as that term is defined in ERISA) who may be appointed by the Investment Review Committee shall have responsibility for the management of the assets of the Plan, or some part thereof (including power to acquire and dispose of the assets of the Plan, or some part thereof).

         13.15 Notice and Claims Procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Committee shall:

                  (a) provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such Participant or Beneficiary; and

                  (b) afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

         13.16 Bonding. Unless otherwise determined by the Board of Managers or required by law, no member of the Committee shall be required to give any bond or other security in any jurisdiction.

         13.17 Multiple Fiduciary Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a party in interest, as that term is defined in ERISA.

         13.18 Change in Administrative Procedures. Notwithstanding any provision in the Plan to the contrary, the Committee shall be authorized to take whatever actions it deems necessary or appropriate in its discretion to implement administrative procedures, including, but not limited to, suspending plan participation (to the extent permitted by applicable law), and suspending changes in investment directions and fund transfers, even though otherwise permitted or required under the Plan.

                                   ARTICLE XIV
                               TRUSTEE OF THE PLAN

         14.1 Trustee. The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in the Plan. If the Board of Directors so determines, the Company may enter into a Trust Agreement or Trust Agreements with additional trustees. Any Trust Agreement may be amended by the Company from time to time in accordance with its terms. Any Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held, administered, invested, and distributed by the Trustee, and that no part of the corpus or income of the Trust held by the Trustee shall be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except as otherwise provided in the Plan. Any Trust Agreement may also provide that the investment and reinvestment of the Trust Fund, or any part thereof may be carried out in accordance with directions given to the Trustee by an Investment Manager or Investment Managers (as that term is defined in ERISA) who may be appointed by the Committee. The Board of Managers may remove any Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Board of Managers shall appoint a successor Trustee.

         14.2 Purchase of Common Stock. As soon as practicable after receipt of funds applicable to the purchase of Common Stock, the Trustee shall purchase Common Stock or cause Common Stock to be purchased. Such Common Stock may be purchased on the open market or by private purchase (including private purchases directly from Mirant Corporation); provided that (a) no private purchase may be made at any price greater than the last sale price or highest current independent bid price, whichever is higher, for Common Stock on the New York Stock Exchange, plus an amount equal to the commission payable in a stock exchange transaction; and (b) if such private purchase shall be a purchase of Common Stock directly from Mirant Corporation, no commission shall be paid with respect thereto unless such commission satisfies the requirements of Prohibited Transaction Class Exemption 75-1. Pending investment of funds in Common Stock, the Trustee may hold in cash, and may temporarily invest such funds in short-term United States obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and if the Trustee so determines, may transfer such funds to money market funds utilized by the Trustee for qualified employee benefit trusts.

         14.3 Voting of Common Stock. Before each annual or special meeting of shareholders of Mirant Corporation, there shall be sent to each Participant a copy of the proxy soliciting material for the meeting, together with a form requesting instructions to the Trustee on how to vote the shares of Common Stock credited to such Participant's Account as of the record date of the Common Stock. Upon receipt of such instructions by the Trustee or its designated agent, the Trustee shall vote such Common Stock as instructed by the Participant. If a Participant does not provide the Trustee or its designated agent with timely voting instructions for the Trustee, the Committee or its delegate shall direct the Trustee how to vote such Participant's shares. The Committee or its delegate shall also direct the

Trustee with respect to voting unallocated shares of Common Stock, if any. Procedures similar to those described above shall also apply to voting the Southern Stock credited to each Participant's Account.

         14.4 Voting of Other Investment Fund Shares. The voting of the shares in any Investment Fund other than as specified in Section 14.3 shall be determined pursuant to Section 5 of the Trust Agreement. In the event certain shares in any Investment Fund are not addressed in Section 5 of the Trust Agreement, the Committee or its delegate shall direct the Trustee how to vote such shares.

         14.5 Uninvested Amounts. The Trustee may keep uninvested an amount of cash sufficient in its opinion to enable it to carry out the purposes of the Plan.

         14.6 Independent Accounting. The Board of Managers shall select a firm of independent public accountants to examine and report annually on the financial position and the results of operation of the Trust forming a part of the Plan.

                                   ARTICLE XV
                      AMENDMENT AND TERMINATION OF THE PLAN

         15.1 Amendment of the Plan. The Plan may be amended or modified by the Board of Managers pursuant to its written resolutions at any time and from time to time; provided, however, that no such amendment or modification shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan, including such part as is required to pay taxes and administration expenses of the Plan. The Plan may also be amended or modified by the Committee (a) if such amendment or modification does not involve a substantial increase in cost to any Employing Company, or (b) as may be necessary, proper, or desirable in order to comply with laws or regulations enacted or promulgated by any federal or state governmental authority and to maintain the qualification of the Plan under Sections 401(a) and 501(a) of the Code and the applicable provisions of ERISA, as provided in regulations prescribed by the Secretary of Treasury.

         No amendment to the Plan shall have the effect of decreasing a Participant's vested interest in his Account, determined without regard to such amendment, as of the later of the date such amendment is adopted or the date it becomes effective. In addition, if the vesting schedule of the Plan is amended, any Participant who has completed at least three (3) Years of Service and whose vested interest is at any time adversely affected by such amendment may elect to have his vested interest determined without regard to such amendment during the election period defined under Section 411(a)(10) of the Code. Finally, no amendment shall eliminate an optional form of benefit in violation of Code
Section 411(d)(6).

         15.2 Termination of the Plan. It is the intention of the Employing Companies to continue the Plan indefinitely. However, the Board of Managers pursuant to its written resolutions may at any time and for any reason suspend or terminate the Plan or suspend or discontinue the making of contributions of all Participants and of contributions by all Employing Companies. Any Employing Company may, by action of its board of directors and approval of the Board of Managers, suspend or terminate the making of contributions of Participants in the employ of such Employing Company and of contributions by such Employing Company.

         In the event of termination of the Plan or partial termination or upon complete discontinuance of contributions under the Plan by all Employing Companies or by any one Employing Company, the amount to the credit of the Account of each Participant whose Employing Company shall be affected by such termination or discontinuance shall be determined as of the next Valuation Date and shall be distributed to him or his Beneficiary thereafter at such time or times and in such nondiscriminatory manner as is determined by the Committee in compliance with the restrictions on distributions as set forth in Code Section 401(k).

         15.3 Merger or Consolidation of the Plan. The Plan shall not be merged or consolidated with nor shall any assets or liabilities thereof be transferred to any other plan unless each Participant of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE XVI
                               GENERAL PROVISIONS

         16.1 Plan Not an Employment Contract. The Plan shall not be deemed to constitute a contract between an Affiliated Employer and any Employee, nor shall anything herein contained be deemed to give any Employee any right to be retained in the employ of an Employing Company or to interfere with the right of an Employing Company to discharge any Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

         16.2 No Right of Assignment or Alienation. Except as may be otherwise permitted or required by law, no right or interest in the Plan of any Participant or Beneficiary and no distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer (except by death), assignment (either at law or in equity), pledge, encumbrance, charge, attachment, garnishment, levy, execution, or other legal or equitable process, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, garnish, levy, or execute or enforce any other legal or equitable process against the same shall be void, nor shall any such right, interest, distribution, or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such right, interest, distribution, or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any such right, interest, distribution, or payment, voluntarily or involuntarily, or if any action shall be taken which is in violation of the provisions of the immediately preceding sentence, the Committee may hold or apply or cause to be held or applied such right, interest, distribution, or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as is in accordance with applicable law. In addition, a Participant's benefits may be offset pursuant to a judgment, order, or decree issued (or settlement agreement entered into) if and to the extent that such offset is permissible or required under Code Section 401(a)(13).

         Notwithstanding the above, the Committee and the Trustee shall comply with any domestic relations order (as defined in Section 414(p)(1)(B) of the Code) which is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code. The Committee shall establish procedures for (a) notifying Participants and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

         16.3 Payment to Minors and Others. If the Committee determines that any person entitled to a distribution or payment from the Trust Fund is an infant or incompetent or is unable to care for his affairs by reason of physical or mental disability, it may cause all distributions or payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow the application of payments so made. Payments made pursuant to this provision shall completely discharge the

Company, the Trustee, and the Committee with respect to the amounts so paid. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         16.4 Source of Benefits. The Trust Fund established under the Plan shall be the sole source of the payments or distributions to be made in accordance with the Plan. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         16.5 Unclaimed Benefits. If the Committee is unable, within five (5) years after any distribution becomes payable to a Participant or Beneficiary, to make or direct payment to the person entitled thereto because the identity or whereabouts of such person cannot be ascertained, notwithstanding the mailing of due notice to such person at his last known address as indicated by the records of either the Committee or his Employing Company, then such benefit or distribution will be disposed of as follows:

                  (a) If the whereabouts of the Participant is unknown to the Committee, distribution will be made to the Participant's Beneficiary or Beneficiaries.

                  Payment to such one or more persons shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid.

                  (b) If none of the persons described in (a) above, can be located, then the benefit payable under the Plan shall be forfeited and shall be applied to reduce future Employer Matching Contributions. Notwithstanding the foregoing sentence, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

         16.6 Governing Law. The provisions of the Plan and the Trust shall be construed, administered, and enforced in accordance with the laws of the State of Georgia, except to the extent such laws are preempted by the laws of the United States.

         16.7 Construction. It is the intention of the Company that the provisions of the Plan and the Trust be construed, administered, and enforced in accordance with the Company's interpretation of any bargaining agreements applicable to the collective bargaining units set forth in Article XVII or a schedule attached hereto.

                                  ARTICLE XVII
                  SPECIAL RULES FOR PARTICULAR BARGAINING UNITS

         17.1 United Steelworkers of America Local #12502 (Com Ed). In accordance with Article XVIII and notwithstanding any other provisions of this
Plan to the contrary, the provisions of this Section 17.1 apply to Eligible Employees who are members of the United Steelworkers of America Local #12502.

                  (a) For all purposes under the Plan, Hours of Service (Section 2.32) and Years of Service (Section 2.53), shall include for Eligible Employees who were Employees on January 1, 1998, any hours of service and years of service, respectively, credited under the Commonwealth Edison Employee Savings and Investment Plan.

                  (b) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be 1% to 16% of Compensation.

                  (c) The rate of Employer Matching Contributions (Section 5.1) shall be 75% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed six percent (6%) of the Participant's Compensation for such payroll period.

         17.2 Utility Workers' Union of America Local #392 and #480 (New England). In accordance with Article XVIII and notwithstanding any other provisions of this Plan to the contrary, the provisions of this Section 17.2 apply to Eligible Employees who are members of the Utility Workers' Union of America Local #392 and #480.

                  (a) For all purposes under the Plan, Hours of Service (Section 2.32) and Years of Service (Section 2.53), shall include any hours of service and years of service, respectively, credited under the Employee Savings Plan of Commonwealth Energy System and Subsidiary Companies.

                  (b) Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed; provided, however, that any individual subject to this
         Section 17.2 who is classified as a "temporary employee" in the sole discretion of the Company, pursuant to its normal practices, shall remain subject to the provisions of Section 3.1 without modification.

                  (c) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be 1% to 16% of Compensation.

                  (d) Eligibility to receive an Employer Matching Contribution shall be as soon as administratively feasible following the date one Year of Service is completed.

                  (e) The rate of Employer Matching Contributions (Section 5.1) shall be 100% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed four percent (4%) of the Participant's Compensation for such payroll period.

         17.3 International Brotherhood of Electrical Workers Local #2129 (Mobile). In accordance with Article XIX and notwithstanding any other provisions of this Plan to the contrary, the provisions of this Section 17.3 apply to Eligible Employees who are members of the International Brotherhood of Electrical Workers Local #2129.

                  (a) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be one percent (1%) to eighteen percent (18%) of Compensation.

                  (b) The rate of Employer Matching Contributions (Section 5.1) shall be 60% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed six percent (6%) of the Participant's Compensation for such payroll period.

         17.4 United Paper Workers International Union Local #423 and #1421 (Mobile). In accordance with Article XIX and notwithstanding any other provisions of this Plan to the contrary, the provisions of this Section 17.4 apply to Eligible Employees who are members of the United Paper Workers International Union Local #423 and #1421.

                  (a) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be one percent (1%) to sixteen percent (16%) of Compensation.

                  (b) The rate of Employer Matching Contributions (Section 5.1) shall be 60% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed six percent (6%) of the Participant's Compensation for such payroll period.

         17.5 International Brotherhood of Electrical Workers Local #1900 (Mid-Atlantic). In accordance with the prior Schedule A to this Plan and notwithstanding any provisions of this Plan to the contrary, the provisions of this Section 17.5 shall apply to Eligible Employees who are members of the International Brotherhood of Electrical Workers Local #1900.

                  (a) For all purposes under the Plan, Hours of Service (Section 2.32) and Years of Service (Section 2.53), shall include any hours of service and years of service, respectively, credited under the PEPCO Retirement Savings Plan for Bargaining Unit Employees (the "Pepco Plan").

                  (b) Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed; provided, however, that any individual subject to this
         Section 17.5 who is classified as a "temporary employee" in the sole discretion of the Company, pursuant to its normal practices, shall remain subject to the provisions of Section 3.1 without modification.

                  (c) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be 1% to 19% of Compensation.

                  (d) The rate of Employer Matching Contributions (Section 5.1) shall be 40% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed six percent (6%) of the Participant's Compensation for such payroll period.

                  (e) In determining the ability of a Participant to withdraw Employer Matching Contributions under Section 11.1(a)(4) of the Plan, a Participant shall be given credit for any participation in the Pepco Plan.

                  (f) Any Investment Fund containing common stock of Potomac Electric Power Company ("Pepco"), which is transferred to this Plan pursuant to the provisions of Section 8.8, will be eliminated by the Committee as of the date which is five (5) years following the effective date of the acquisition of the facilities formerly owned by Pepco. Any Pepco common stock which remains in Participant's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

                  (g) Any loans which were made to a Participant pursuant to the terms of the Pepco Plan from funds under that plan will be transferred to this Plan and will become loans under this Plan, subject to the terms of Section 11.7. The number of loans so transferred shall not exceed four (4). The transfer of such loans, and the terms and conditions thereof, shall be made in accordance with the procedures established by the Committee.

         17.6 International Brotherhood of Electrical Workers Local #503 (New
York). In accordance with Article XVIII and notwithstanding any other provisions of this Plan to the contrary, the provisions of this Section 17.6 shall apply to Eligible Employees who are members of the International Brotherhood of Electrical Workers Local #503.

                  (a) For all purposes under the Plan, Hours of Service (Section 2.32) and Years of Service (Section 2.53), shall include any hours of service and years of service, respectively, credited under the Orange and Rockland Utilities, Inc. Hourly Group Savings Plan (the "O&R Plan").

                  (b) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be 1% to 20% of Compensation.

                  (c) The rate of Employer Matching Contributions (Section 5.1) shall be 75% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed six percent (6%) of the Participant's Compensation for such payroll period.

                  (d) In determining the ability of a Participant to withdraw Employer Matching Contributions under Section 11.1(a)(4) of the Plan, a Participant shall be given credit for any participation in the O&R Plan.

                  (e) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who were initially hired by an Employing Company on or after June 1, 2000 and who are Eligible Employees on the last day of a Plan Year. A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contribution (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

         Completed Years            Nonforfeitable           Forfeitable
           of Service                 Percentage             Percentage
         ---------------            --------------           -----------
         Less than 5                       0%                   100%
         5 or more                       100%                     0%

         17.7 International Brotherhood of Electrical Workers Local #1245 (PG&E). Notwithstanding any provisions of this Plan to the contrary, the provisions of this Section 17.7 shall apply to Eligible Employees who are members of the International Brotherhood of Electrical Workers Local #1245.

                  (a) For all purposes under the Plan, for Employees who were Eligible Employees prior to April 17, 2001 only, Hours of Service (Section 2.32) and Years of Service (Section 2.53), shall include any hours of service and years of service, respectively, credited under the Pacific Gas and Electric Company Savings Fund Plan for Union Represented Employees (the "PG&E Plan").

                  (b) Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed; provided, however, that any individual subject to this
         Section 17.7 who is classified as a "temporary employee" in the sole discretion of the Company, pursuant to its normal practices, shall remain subject to the provisions of Section 3.1 without modification.

                  (c) The rate of Elective Employer Contributions (Section 4.1) and Voluntary Participant Contributions (Section 4.6) shall be 1% to 15% of Compensation.

                  (d) The rate of Employer Matching Contributions (Section 5.1) shall be 50% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, but such Employer Matching Contributions shall not exceed the following percentages of the Participant's Compensation (as applicable to the Participant's completed Years of Service) for such payroll period.

                           (1) zero percent (0%) with than three (3) Years of Service;

                           (2)      up to three percent (3%) with at least three
                  (3) but less than five (5) Years of Service;

                           (3)      up to four percent (4%) with at least five
                  (5) but less than ten (10) Years of Service;

                           (4)      up to five percent (5%) with at least ten
                  (10) but less than fifteen (15) Years of Service;

                           (5) up to six percent (6%) with fifteen (15) or more Years of Service.

                           (6) for a Participant who is determined to be disabled under Section 12.2, the larger of:

                                    (A)      the maximum percentage calculated
                           under Section 17.7(d)(1), (2), (3) (4) or (5),
                           whichever is applicable; or

                                    (B) the dollar amount which was eligible for
                           Employer Matching Contributions immediately prior to the Participant's disability.

                  (e) For Employees who were Eligible Employees prior to April 17, 2001 only, in determining the ability of a Participant to withdraw Employer Matching Contributions under Section 11.1(a)(4) of the Plan, a Participant shall be given credit for any participation in the PG&E Plan.

                  (f) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who were initially hired by an Employing Company on or after April 17, 2001 and who are Eligible Employees on the last day of a Plan Year. A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contribution (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

         Completed Years            Nonforfeitable           Forfeitable
           of Service                 Percentage             Percentage
         ---------------            --------------           -----------
         Less than 5                       0%                   100%
         5 or more                       100%                     0%

                                  ARTICLE XVIII
        SPECIAL RULES FOR FORMER PARTICIPANTS IN THE SERI BU SAVINGS PLAN

         18.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XVII apply to Eligible Employees who were hired by an Affiliated Employer and who are former participants in the SERI BU Savings Plan.

         18.2 Hours of Service. For all purposes under the Plan, Hours of Service shall include all hours of service credited under the SERI BU Savings Plan.

         18.3 Years of Service. For all purposes under the Plan, Years of Service shall include all years of service credited under the SERI BU Savings Plan.

         18.4 Merger of Accounts. As of the effective date of the merger of the SERI BU Savings Plan into this Plan, each participant's account in the SERI BU Savings Plan shall be transferred to this Plan. Such account shall be known as the Participant's "SERI BU Savings Plan Transferred Account" and shall be subject to the requirements of this Article XVIII.

                  (a) The portion of the SERI BU Savings Plan Transferred Account attributable to "elective employer contributions," as that term is defined in the SERI BU Savings Plan, shall be treated as Elective Employer Contributions under this Plan.

                  (b) The portion of the SERI BU Savings Plan Transferred Account attributable to "voluntary participant contributions," as that term is defined in the SERI BU Savings Plan, shall be treated as Voluntary Participant Contributions under this Plan.

                  (c) The portion of the SERI BU Savings Plan Transferred Account which is attributable to "employer matching contributions," as that term is defined in the SERI BU Savings Plan, shall be treated as Employer Matching Contributions under this Plan, except the Participant may direct the investment of such amounts in accordance with the second paragraph of Section 8.3.

                  (d) The portion of the SERI BU Savings Plan Transferred Account which is attributable to "rollover contributions," as that term is defined in the SERI BU Savings Plan, shall be treated as Rollover Contributions under this Plan.

         18.5     In-Service Withdrawals.

                  (a) In determining the ability of a Participant to withdraw amounts under Section 11.1(a)(4) of the Plan, a Participant shall be given credit for any participation in the SERI BU Savings Plan.

                  (b) Notwithstanding the provisions of Section 11.1 to the contrary, subject to the provisions of Article XII, this Section 18.5, and Sections 11.2 through 11.6, a Participant may make withdrawals from his SERI BU Savings Plan Transferred Account effective as of any Valuation Date in the order of priority listed below:

                           (1) All or a portion of the value of his Account attributable to Rollover Contributions (including earnings and appreciation thereon);

                           (2) All amounts described above, plus all or a
                  portion of the value of his Account attributable to Voluntary Participant Contributions, plus a ratable portion of the earnings and/or appreciation on such Voluntary Participant Contributions;

                           (3) All amounts described above, plus up to fifty
                  percent (50%) of the value of his Account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of the withdrawal;

                           (4) (A) For Participants who have not attained age 59
                  1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions (not including any earnings or appreciation thereon); and

                                    (B) For Participants who have attained age
                  59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions and any earnings or appreciation thereon.

                  (c) For all purposes of this Plan, a reference herein to
         Section 11.1(a)(4) shall be read to include a reference to Section 18.5(b)(3), and a reference herein to Section 11.1(a)(5) shall be read to include a reference to Section 18.5(b)(4).

         18.6 Loans from SERI BU Savings Plan Transferred Accounts. Any loans which were made to a Participant pursuant to the terms of the SERI BU Savings Plan from funds under a SERI BU Savings Plan Transferred Account will be transferred to this Plan and will become loans under this Plan, subject to the terms of Section 11.7. The number of loans so transferred shall not exceed three (3). The transfer of such loans, and the terms and conditions thereof, shall be made in accordance with the procedures established by the Committee.

                                   ARTICLE XIX
    SPECIAL RULES FOR FORMER PARTICIPANTS IN THE SERI COVERED EMPLOYEES' PLAN

         19.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XVII apply to Eligible Employees who were hired by an Affiliated Employer and who are former participants in the SERI Covered Employees' Plan.

         19.2 Hours of Service. For all purposes under the Plan, Hours of Service shall include all hours of service credited under the SERI Covered Employees' Plan.

         19.3 Years of Service. For all purposes under the Plan, Years of Service shall include all years of service credited under the SERI Covered Employees' Plan.

         19.4 Merger of Accounts. As of the effective date of the merger of the SERI Covered Employees' Plan into this Plan, each participant's account in the SERI Covered Employees' Plan shall be transferred to this Plan. Such account shall be known as the Participant's "SERI Covered Employees' Plan Transferred Account" and shall be subject to the requirements of this Article XIX.

                  (a) The portion of the SERI Covered Employees' Plan Transferred Account attributable to "elective employer contributions," as that term is defined in the SERI Covered Employees' Plan, shall be treated as Elective Employer Contributions under this Plan.

                  (b) The portion of the SERI Covered Employees' Plan Transferred Account attributable to "voluntary participant contributions," as that term is defined in the SERI Covered Employees' Plan, shall be treated as Voluntary Participant Contributions under this Plan.

                  (c) The portion of the SERI Covered Employees' Plan Transferred Account which is attributable to "employer matching contributions," as that term is defined in the SERI Covered Employees' Plan, shall be treated as Employer Matching Contributions under this Plan, except the Participant may direct the investment of such amounts in accordance with the second paragraph of Section 8.3.

                  (d) The portion of the SERI Covered Employees' Plan Transferred Account which is attributable to "rollover contributions," as that term is defined in the SERI Covered Employees' Plan, shall be treated as Rollover Contributions under this Plan.

         19.5 In-Service Withdrawals. In determining the ability of a Participant to withdraw amounts under Section 11.1(a)(4) of the Plan, a Participant shall be given credit for any participation in the SERI Covered Employees' Plan.

         19.6 Loans from SERI Covered Employees' Plan Transferred Accounts. Any loans which were made to a Participant pursuant to the terms of the SERI Covered Employees' Plan from funds under a SERI Covered Employees' Plan Transferred Account will be transferred to this Plan and will become loans under this Plan, subject to the terms of Section 11.7. The number of loans so transferred shall not exceed three (3). The transfer of such loans, and the terms and conditions thereof, shall be made in accordance with the procedures established by the Committee.

         IN WITNESS WHEREOF, the Company has caused this Mirant Services Bargaining Unit Employee Savings Plan effective as of April 2, 2001, to be executed this 13th day of April, 2001.

                        APPENDIX A - EMPLOYING COMPANIES

         The Employing Companies as of April 2, 2001 are:

                              Mirant Services, LLC
                        Mirant Mid-Atlantic Services, LLC

                                                                   EXHIBIT 10.29

                              AMENDED AND RESTATED


                               MIRANT CORPORATION


                       OMNIBUS INCENTIVE COMPENSATION PLAN

\
                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION................................................................1

ARTICLE 2. DEFINITIONS............................................................................................1

ARTICLE 3. ADMINISTRATION.........................................................................................4

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS..........................................................5

ARTICLE 5. ELIGIBILITY AND PARTICIPATION..........................................................................6

ARTICLE 6. SHARES OF COMMON STOCK.................................................................................6

ARTICLE 7. STOCK OPTIONS..........................................................................................7

ARTICLE 8. STOCK APPRECIATION RIGHTS..............................................................................8

ARTICLE 9. RESTRICTED STOCK......................................................................................10

ARTICLE 10 PERFORMANCE UNITS, PERFORMANCE SHARES, AND
CASH-BASED AWARDS................................................................................................11

ARTICLE 11. PERFORMANCE MEASURES.................................................................................12

ARTICLE 12. BENEFICIARY DESIGNATION..............................................................................13

ARTICLE 13. DEFERRALS............................................................................................14

ARTICLE 14. RIGHTS OF EMPLOYEES/DIRECTORS........................................................................14

ARTICLE 15. CHANGE IN CONTROL....................................................................................14

ARTICLE 16. AMENDMENT, MODIFICATION, AND TERMINATION.............................................................15

ARTICLE 17. WITHHOLDING..........................................................................................16

ARTICLE 18. INDEMNIFICATION......................................................................................16

ARTICLE 19. SUCCESSORS...........................................................................................17

ARTICLE 20. GENERAL PROVISIONS...................................................................................17

                              AMENDED AND RESTATED
                               MIRANT CORPORATION
                       OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1. ESTABLISHMENT OF THE PLAN. Mirant Corporation, a Delaware corporation (formerly known as Southern Energy, Inc. and hereinafter referred to as the "Company"), established this incentive compensation plan, formerly known as the "Southern Energy, Inc. Omnibus Incentive Compensation Plan" (hereinafter referred to as the "Plan"), effective April 17, 2000, subject to approval by the Company's stockholders. The Company amended and restated this Plan, effective April 17, 2000 (the "Effective Date"), to add the grant of Shares of Common Stock to the awards available under the Plan. The Plan also permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards. The Company further amended and restated the Plan as of April 2, 2001 to change the name to the "Amended and Restated Mirant Corporation Omnibus Incentive Compensation Plan," to add provisions for the treatment of awards in the event of certain corporate transactions, and to make certain other amendments to reflect the completion of the spinoff as of April 2, 2001 of the Company from Southern Company. This amended and restated Plan is subject to approval by the Company's stockholders, and shall remain in effect as provided in Section 1.3 hereof.

         1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan pursuant to
Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 17, 2010.

ARTICLE 2. DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1. "AFFILIATE" shall mean any Person affiliated with the Company as determined by the Committee.

         2.2. "AWARD" means, individually or collectively, a grant under the Plan of Shares of Common Stock, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Cash-Based Awards.

         2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.4. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.5. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.6. "CASH-BASED AWARD" means an Award granted to a Participant, as described in Article 10 herein.

         2.7. "CHANGE IN CONTROL BENEFIT PLAN DETERMINATION POLICY" shall mean the Mirant Corporation Change in Control Benefit Plan Determination Policy, as approved by the Board of Directors, as it may be amended from time to time in accordance with the provisions therein.

         2.8. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.9. "COMMITTEE" means the Board or any committee or committees appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. To the extent deemed appropriate by the Board, any such committee may be comprised of Directors who constitute "outside directors" under Code
                  Section 162(m) and "Non-Employee Directors" under Rule 16b-3 of the Exchange Act.

         2.10.    "COMMON STOCK" shall mean the common stock of the Company.

         2.11. "COMPANY" means Mirant Corporation, a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.

         2.12. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         2.13. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under the Plan.

         2.14. "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

         2.15. EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.16. "EMPLOYEE" means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

         2.17. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.18. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.19. "FAIR MARKET VALUE" shall be determined on the basis of the closing sale price on the day prior to the applicable date, as reported in the Wall Street Journal on the applicable date, or, if there is no such sale, then on the last previous day on which a sale was reported; if the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares shall be determined by the Committee in good faith.

         2.20. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 8 herein.

         2.21. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 7 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.22. "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.23. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 7 herein and which is not intended to meet the requirements of Code Section 422.

         2.24. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 7 herein.

         2.25. "PARTICIPANT" means an Employee or Director who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

         2.26. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code
                  Section 162(m).

         2.27. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 10 herein.

         2.28. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 10 herein.

         2.29. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 9 herein.

         2.30.    "PERSON" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of
                  Section 13(d)(3) or 14(d)(2) thereof.

         2.31. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 9 herein.

         2.32. "RETIREMENT" means termination of employment on or after age 65, or such other age as the Committee shall determine, for reasons other than cause, as determined by the Committee.

         2.33.    "SHARES" means the shares of common stock of the Company.

         2.34. "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 8 herein.

         2.35. "SUBSIDIARY" means any corporation, partnership, joint venture, or other entity in which the Company has a voting interest.

         2.36. "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 8 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION

         3.1. GENERAL. The Plan shall be administered by the Board or the committee appointed by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to officers, Directors, or Employees of the Company.

         3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; certify satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; to authorize conversion or substitution under the Plan of any or all outstanding Option or other Awards held by service providers of an entity acquired by the Company on terms determined by the Committee (without regard to limitations set forth in Section
7.3 and 8.6); and (subject to the provisions of Articles 15 and 16 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law and applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

         3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 32,000,000, no more than 32,000,000 of which may be granted in the form of Restricted Shares and no more than 32,000,000 of which may be granted in the form of Incentive Stock Options. The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

         (a) COMMON STOCK: The maximum aggregate number of Shares that may be granted in the form of Shares of Common Stock, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 3,200,000.

         (b) STOCK OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 3,200,000.

         (c) SARS: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 3,200,000.

         (d) RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 3,200,000.

         (e)      PERFORMANCE SHARES/PERFORMANCE UNITS AND CASH-BASED AWARDS:
                  The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards or Awards of Performance Shares or Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of 3,200,000 Shares.

         4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment may be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1, as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number, except as otherwise determined by the Committee.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Directors.

         5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. SHARES OF COMMON STOCK

         6.1. GRANT OF SHARES OF COMMON STOCK. Subject to the terms and provisions of the Plan, Shares of Common Stock may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2. AWARD AGREEMENT. Each grant of Shares shall be evidenced by an Award Agreement that shall specify the number of Shares to which the grant pertains, the Fair Market Value of the Shares on the date of grant, and such other provisions as the Committee shall determine.

         6.3. RESTRICTIONS ON GRANTS OF SHARES. Grants of Shares of Common Stock shall not be subject to a substantial risk of forfeiture based upon continued employment with the Company at the time of the Award. However, the Shares shall be subject to the general requirements applicable to Shares under this Plan, unless provided otherwise in the Award Agreement, and may be subject to other restrictions as the Committee shall determine.

ARTICLE 7. STOCK OPTIONS

         7.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         7.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         7.3. EXERCISE PRICE. The Exercise Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         7.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         7.5. EXERCISE OF OPTIONS. Options granted under this Article 7 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         7.6. PAYMENT. Options granted under this Article 7 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Exercise Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Exercise Price), or (c) by a combination of (a) and (b).

         The Board also may allow cashless exercise as permitted under Federal Reserve Committee's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) or make arrangements to have the Shares held at a bank or other appropriate institution in noncertificated form.

         Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

         7.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 7 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         7.8. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 7, and may reflect distinctions based on the reasons for termination.

         7.9. NONTRANSFERABILITY OF OPTIONS.

         (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this
                  Article 7 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 7 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. STOCK APPRECIATION RIGHTS

         8.1. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

         The Exercise Price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Exercise Price of Tandem SARs shall equal the Exercise Price of the related Option.

         8.2. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

         8.3. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

         8.4. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, and such other provisions as the committee shall determine.

         8.5. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         8.6. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

         8.7. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

         8.8. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 9. RESTRICTED STOCK

         9.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.

         9.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         9.3. TRANSFERABILITY. Except as provided in this Article 9, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         9.4. OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

         To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

         9.5. VOTING RIGHTS. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

         9.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

         9.7. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases connected with terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated unless the Committee determines otherwise.

ARTICLE 10 PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

         10.1. GRANT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         10.2. VALUE OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Awards that will be paid out to the Participant. For purposes of this Article 10, the time period during which the performance goals must be met shall be called a "Performance Period."

         10.3. EARNING OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         10.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Payment of earned Performance Units/Shares and Cash-Based Awards shall be made in a single lump sum or such other form designated by the Committee following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

         At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 9.6 herein as determined by the Committee). In addition, Participants may, at the discretion of the Committee, be entitled to exercise voting rights with respect to such Shares.

         10.5. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. In the event that a Participant's employment or directorship terminates for any reason, including by reason of death, Disability or Retirement, all Performance Units/Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

         10.6. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 11. PERFORMANCE MEASURES

         Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

         (a)      Earnings per share;

         (b)      Net income (before or after taxes);

         (c) Return measures (including, but not limited to, return on assets, equity, or sales);

         (d) Cash flow return on investments which equals net cash flows divided by owners equity;

         (e)      Earnings before or after taxes;

         (f)      Gross revenues;

         (g)      Gross margins; and

         (h) Share price (including, but no limited to, growth measures and total shareholder return).

         The Committee in its sole discretion shall have the ability to set such performance measures at the corporate level or the subsidiary/business unit level or set such other performance measures as it deems appropriate with respect to individuals who are not reasonably likely to be Covered Employees at the time of payment and/or vesting.

         The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

         In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 12. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 13. DEFERRALS

         The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 14. RIGHTS OF EMPLOYEES/DIRECTORS

         14.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         14.2. PARTICIPATION. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         14.3 RIGHTS AS A STOCKHOLDER. A Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such shares.

ARTICLE 15. CHANGE IN CONTROL

         15.1. CHANGE IN CONTROL. The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control of the Company, and the benefits to be provided hereunder in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

         15.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 16.3 hereof) or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified on or after the date of a "Change in Control" (as defined in the Change in Control Benefit Plan Determination Policy) to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 15 at any time and from time to time prior to the date of a "Change in Control."

ARTICLE 16. AMENDMENT, MODIFICATION, AND TERMINATION

         16.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, including without limitation Section 15.2, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

         16.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) effecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended. Without limiting the foregoing, the Committee shall have the right to temporarily suspend the right to exercise any Award to facilitate a transaction, to provide for the continuation of all or a portion of Awards and to make such adjustments by such means as determined by the Committee in its discretion, including, without limitation, for example, (a) cancellation of all or a portion of any Award for a cash payment, (b) conversion of all or a portion of Shares subject to an Award into other property or securities, (c) removal of any or all restrictions and conditions on Award or (d) giving written notice to any Participant that his or her Award will become immediately exercisable, notwithstanding any waiting period otherwise prescribed and that the Award will be cancelled if not exercised within a specified period of days after such notice. Without limiting the foregoing, in the event of (i) a sale of substantially all of the stock or assets of the Company; (ii) a merger, consolidation, statutory share exchange or similar transaction in which the Company is not the surviving entity; or (iii) a reverse merger in which the Company is the surviving entity but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: any Awards that are outstanding as of the consummation of such transaction shall be assumed by the surviving or purchasing entity or its affiliate (the "Surviving Company") or converted into or replaced by comparable awards in the Surviving Company, in a manner that preserves the value of the Award as in effect immediately prior to the consummation of such transaction, and no assumed, converted or replacement award shall be subject to any terms which are less favorable than those which existed with respect to the original Award immediately prior to such assumption, conversion or replacement. Notwithstanding the foregoing, in the event the Surviving Company does not assume such Awards or substitute similar Awards for those outstanding under the Plan, then, with respect to Awards held by persons then performing services as an Employee or Director, the vesting of such Awards shall be accelerated in full, the holders of such Awards shall be given reasonable opportunity to exercise such Awards prior to the consummation of such transaction, and such Awards shall be terminated if not exercised prior to the consummation of such transaction.

         16.3. AWARDS PREVIOUSLY GRANTED. Subject to Article 15, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         16.4. COMPLIANCE WITH CODE SECTION 162(m). At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan to Employees who are or could reasonably become Covered Employees as determined by the Committee shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 16, make any adjustments it deems appropriate.

ARTICLE 17. WITHHOLDING

         17.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         17.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

ARTICLE 18. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19. SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. GENERAL PROVISIONS

         20.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         20.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         20.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         20.4. DELIVER OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for shares of Shares under the Plan prior to:

         (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

         (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

         20.5. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act unless determined otherwise by the Committee. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

         20.6. NO ADDITIONAL RIGHTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company.

         No employee shall have the right to be selected to receive an Award under this Plan or having been so selected, to be selected to receive a future Award.

         Neither the Award nor any benefits arising under this Plan shall constitute part of a Participant's employment contract with the Company or any Affiliate, and accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or any Affiliate for severance payments.

         20.7. EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have Employees, the Board or the Committee, in their sole discretion, shall have the power and authority to:

         (a) Determine which Employees employed outside the United States are eligible to participate in the Plan;

         (b) Modify the terms and conditions of any Award granted to Employees who are employed outside the United States; and

         (c) Establish subplans, modified exercise procedures, and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.7 by the Board or the Committee shall be attached to this Plan document as Appendices.




         20.8. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the substantive laws (excluding the conflict of laws rules) of the state of Delaware.


         IN WITNESS WHEREOF, this Mirant Corporation Omnibus Incentive Compensation Plan has been executed by duly authorized officers of Mirant Corporation and pursuant to resolutions of Mirant Corporation's Board of Directors this 2nd day of April, 2001.

                                                                EXHIBIT 10.31













                              AMENDED AND RESTATED
                                 MIRANT SERVICES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              AMENDED AND RESTATED
                                 MIRANT SERVICES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                    ARTICLE I - PURPOSE AND ADOPTION OF PLAN

         1.1 Adoption. Mirant Services, LLC (f/k/a Southern Energy Resources, L.L.C.) hereby amends and restates the Mirant Services Supplemental Executive Retirement Plan, effective as of the "Group Status Change Date" as defined in the Employee Matters Agreement between Mirant Corporation (f/k/a Southern Energy, Inc.) and the Southern Company. The Plan was originally adopted effective June 25, 1998. The Plan shall be an unfunded deferred compensation arrangement whose benefits shall be paid solely from the general assets of the Employing Companies.

         1.2 Purpose. The Plan is designed to provide deferred compensation benefits primarily for a select group of management or highly compensated employees which are not otherwise payable under the Mirant Services Pension Plan as a result of the exclusion of incentive pay from certain definitions of earnings set forth under such plan.

                            ARTICLE II - DEFINITIONS

         2.1 "Accrued SERP Benefit" shall mean the actuarially determined present value of a Participant's monthly SERP Benefit determined as of the Participant's retirement date under the Pension Plan or, if later, the Resolution Date, or, in the case of Plan termination, the date of such Plan termination.

         2.2 "Administrative Committee" shall mean the committee appointed by the Board of Managers under Section 3.1 hereof to administer the Plan.

         2.3 "Affiliated Employer" shall mean any corporation, other than the Company, which is a member of the controlled group of corporations of which Mirant Corporation is the common parent corporation, which the Board of Managers may from time to time determine to identify under the Plan.

         2.4 "Affiliated Employer Incentive Pay" shall mean such incentive pay paid to a Participant by an Affiliated Employer which the Administrative Committee shall from time to time identify as incentive pay under the Plan, including, but not limited to any incentive pay paid under the Mirant Corporation Omnibus Incentive Compensation Plan, as such plan may be amended from time to time.

         2.5 "Base Pay Percentage" shall mean the percentage of a Participant's base pay for purposes of Section 5.1(b)(2) hereof, as established by the Board of Managers upon the recommendation of the Administrative Committee for each Plan Year prior to the beginning of such Plan Year. In the event that the Board of Managers does not consider the Base Pay Percentage for any particular Plan Year, the Base Pay Percentage for such Plan Year shall be deemed to be the Base Pay Percentage in effect for the immediately preceding Plan Year. The initial Base Pay Percentage for the Company's Chief Executive Officer shall be ten percent (10%) and for all other Participants shall be fifteen percent (15%).

         2.6 "Beneficiary" shall mean any person, estate, trust or organization entitled to receive any payment under the Plan upon the death of a Participant.

         2.7 "Board of Managers"shall mean the Board of Managers of the Company.

         2.8 "Change in Control Benefit Plan Determination Policy" shall mean the change in control benefit plan determination policy, as approved by the Board of Managers, as it may be amended from time to time in accordance with the provisions therein.

         2.9 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "Company" shall mean Mirant Services, LLC, its successors and assigns.

         2.8 "Effective Date" of this amended and restated Plan shall mean the "Group Status Change Date" as defined in the Employee Matters Agreement between Mirant Corporation (f/k/a Southern Energy, Inc.) and the Southern Company. The Plan was originally effective June 25, 1998.

         2.9 "Employee" shall mean any person who is an employee of an Employing Company, excluding any person represented by a collective bargaining agent.

         2.10 "Employing Company" shall mean the Company and any United States subsidiary or affiliate of Mirant Corporation, and any other subsidiary of Mirant Corporation, which the Board may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

         2.11 "Excess Benefit" shall mean the pension benefit, if any, that is payable to a participant under the Mirant Services Supplemental Benefit Plan, as amended from time to time.

         2.12 "Incentive Pay" shall mean those short-term incentive awards, if any, earned by an Employee under the terms of the Omnibus Plan, and such other incentive awards as may be approved from time to time by the Board of Managers; provided, however, any payment received by the Employee under the Mirant Services Supplemental Compensation Plan shall be specifically excluded.

         2.13 "Omnibus Plan" shall mean the Mirant Corporation Omnibus Incentive Compensation Plan, as amended from time to time.

         2.14 "Participant" shall mean an Employee or former Employee who is eligible to participate in the Plan pursuant to Section 4.1 hereof.

         2.15 "Pension Plan" shall mean the Mirant Services Pension Plan, as amended from time to time.

         2.16 "Plan" shall mean the Mirant Services Supplemental Executive Retirement Plan, as amended from time to time.

         2.17 "Plan Year" shall mean the calendar year.

         2.18 "Resolution Date" shall mean the first date on which all of the amount deferred with respect to a Participant under this Plan is reasonably ascertainable within the meaning of Treasury Regulation 31.3121(v)(2).

         2.19 "SERP Benefit" shall mean the supplemental pension benefit described in Section 5.1 hereof.

         2.20 "Trust" shall mean the Mirant Corporation Deferred Compensation Trust.


         Where the context requires, the definitions of all terms set forth in the Pension Plan shall apply with equal force and effect for purposes of interpretation and administration of the Plan, unless said terms are otherwise specifically defined in the Plan. The masculine pronoun shall be construed to include the feminine pronoun and the singular shall include the plural, where the context so requires.

                      ARTICLE III - ADMINISTRATION OF PLAN

         3.1 Administrative Committee. The general administrative functions of the Plan shall be managed by the Administrative Committee appointed by the Board of Managers. The initial members of the Administrative Committee shall be the members of the Company's Americas Benefits Committee. Administrative Committee members shall serve at the pleasure of the Board of Managers and may be removed and appointed as the Board of Managers in its sole discretion shall determine.

         3.2 Powers. The Administrative Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan more particularly set forth herein. The Administrative Committee shall have the discretionary authority to interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by it shall be conclusive and binding on all persons. It may adopt such regulations as it deems desirable for the conduct of its affairs. It may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan, and shall be the agent for the service of process.

         3.3 Duties of the Administrative Committee.

             (a) The Administrative Committee is responsible for the daily administration of the Plan. It may appoint other persons or entities to perform any of its fiduciary functions. The Administrative Committee and any such appointee may employ advisors and other persons necessary or convenient to help it carry out its duties, including its fiduciary duties. The Administrative Committee shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

             (b) The Administrative Committee shall maintain accurate and detailed records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Administrative Committee.

             (c) The Administrative Committee shall take all steps necessary to ensure that the Plan complies with the law at all times. These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining adequate Participants' records; recording and transmission of all notices required to be given to Participants and their Beneficiaries; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Administrative Committee shall keep a record of all of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

         3.4 Indemnification. The Employing Company shall indemnify the Administrative Committee against any and all claims, losses, damages, expenses and liability arising from an action or failure to act, except when the same is finally judicially determined to be the result of gross negligence or willful misconduct. The Employing Company may purchase at its own expense sufficient liability insurance for the Administrative Committee to cover any and all claims, losses, damages and expenses arising from any action or failure to act in connection with the execution of the duties of the Administrative Committee. No member of the Administrative Committee shall receive any compensation from the Plan for his or her service as such.

                            ARTICLE IV - ELIGIBILITY

         4.1 Determination of Participation. The Administrative Committee in its sole and absolute discretion shall determine those Employees who shall be eligible to participate in the Plan. Upon being named as a Participant, such Participant shall be deemed to have assented to the Plan and to any amendments hereafter adopted. The Administrative Committee shall be authorized to rescind the eligibility of any Participant if necessary to ensure that the Plan is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

         4.2 Eligibility for Benefits. Any Participant whose benefits under the Pension Plan are limited by the exclusion of all or a portion of Incentive Pay or Affiliated Employer Incentive Pay from the definition of Earnings thereunder (or his spouse, as the case may be) shall be eligible to receive benefits under the Plan provided such Participant (a) is participating in the Plan (or is deemed to have participated in the Plan, as determined by the Administrative Committee in its sole discretion) at the time of termination of employment with his Employing Company while retirement eligible, (b) participated in the Plan within ten (10) years of termination of employment with an Affiliated Employer while retirement eligible under the Pension Plan, (c) dies while in active service with an Employing Company or (d) dies while in active service with an Affiliated Employer within ten (10) years of transfer of employment from an Employing Company to such Affiliated Employer, provided in the case of death such Employee's spouse is eligible to receive a survivor benefit under Article VII of the Pension Plan.

                              ARTICLE V - BENEFITS

         5.1      SERP Benefit.

                  (a) Subject to the terms of the Pension Plan, a Participant shall be entitled to a monthly SERP Benefit equal to:

                           (1) 1.70% (1.0% if the Participant is subject to
                  Sections 5.1 and 5.2 of the Pension Plan) of the Participant's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Retirement Date, death or other termination of service, including a Social Security Offset, as adjusted, if necessary, under the terms of the Pension Plan for commencement prior to the Participant's Normal Retirement Date; less

                           (2) such Participant's Retirement Income that is
                  payable under the Pension Plan; less

                           (3) such Participant's Excess Benefit; less

                           (4) the actuarial equivalent of any payments received
                  by a Participant under Section 4.1(a) of the Mirant Services Supplemental Compensation Plan, which shall be determined using the actuarial assumptions in Section 1.17 of such plan; less

                           (5) the pension benefit, if any, that is payable to a
                  Participant under any other group and/or individual supplemental benefit plan of the Company or an Affiliated Employer; less

                           (6) the amount determined under Section 5.4 hereof.

                  (b) For purposes of Section 5.1(a)(1), the Participant's Average Monthly Earnings shall be calculated based on the Participant's Earnings that are considered under the Pension Plan in calculating his Retirement Income, but without regard to the limitation of Section 401(a)(17) of the Code, and including the following additional amounts:

                           (1) any portion of such Participant's base pay that
                  he may have elected to defer under the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees but excluding any Incentive Pay he deferred under such plan; and

                           (2) any Incentive Pay or Affiliated Employer
                  Incentive Pay that was earned as of the applicable Plan Year in excess of the Participant's Base Pay Percentage for such Plan Year.

                  In addition, to determine the Plan Years which produce the highest monthly average to calculate Average Monthly Earnings under the Plan, a Participant's Earnings shall include those additional amounts provided for in this Section 5.1(b).

                  (c) For purposes of Section 5.1(a)(1), the Participant's years of Accredited Service shall include any deemed Accredited Service provided under the terms of any agreement concerning supplemental pension payments between the Participant and an Employing Company or any Affiliated Employer.

                  (d) To the extent that a Participant's Retirement Income under the Pension Plan is recalculated as a result of an amendment to the Pension Plan in order to increase the amount of his Retirement Income, the Participant's SERP Benefit shall also be recalculated in order to properly reflect such increase in determining payments of the Participant's SERP Benefit made on or after the effective date of such increase.

         5.2 Distribution of Benefits. The SERP Benefit, as determined in accordance with Section 5.1 hereof, shall be payable in monthly increments on the first day of the month concurrently with the Participant's Retirement Income under the Pension Plan. The form in which the SERP Benefit is paid shall be the same as elected by the Participant under the Pension Plan. The Beneficiary of a Participant's SERP Benefit shall be the same as the Provisional Payee, if any, of the Participant's Retirement Income under the Pension Plan.

         5.3 FICA. If all or a portion of the Participant's Accrued SERP Benefit has not yet been "taken into account" for employment tax purposes within the meaning of Treasury Regulation 31.3121(v)(2), the Participant's initial monthly SERP Benefit or, if such "taking into account" occurs thereafter, his first monthly SERP Benefit following the Resolution Date, shall be increased by the amount necessary to pay the tax due under the Federal Insurance Contributions Act with respect to the amount of the Participant's Accrued SERP Benefit then required to be "taken into account" ("FICA Tax"), if any, increased by the amount necessary to pay the Participant's federal and state income tax (at a combined estimated rate of forty-five percent (45%)) upon such FICA Tax and upon such increase.

         5.4 FICA Adjustment. In the event of a one-time increase in a Participant's SERP Benefit under Section 5.3 hereof, the Employing Company shall thereafter reduce the Participant's Accrued SERP Benefit by the aggregate amounts, if any, paid under Section 5.3 hereof, and calculate, based upon such reduced Accrued SERP Benefit, the difference between the Participant's monthly SERP Benefit prior to such reduction and the SERP Benefit the Participant would have received based upon the reduced Accrued SERP Benefit determined on an actuarially equivalent basis in accordance with the terms of the Pension Plan, taking into account the form of benefit elected by the Participant under the Pension Plan.

         5.5 Funding of Benefits. Except as expressly limited under the terms of the Trust, the Employing Companies shall not reserve or otherwise set aside funds for the payment of their obligations under the Plan. In any event, such obligations shall be paid or deemed to be paid solely from the general assets of the Employing Companies. Participants shall only have the status of a general, unsecured creditor of the Employing Companies. When a Participant becomes entitled to payment of a SERP Benefit, the Employing Company may, in its sole discretion elect to purchase an annuity from a reputable third party annuity provider to secure payment of all or any portion of the Participant's SERP Benefit, pursuant to a uniform annuitization program adopted by the Administrative Committee.

         5.6 Withholding. There shall be deducted from the payment of any SERP Benefit due under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by the Employing Company to such governmental authority for the account of the Participant or Beneficiary entitled to such payment.

         5.7 Recourse Against Deferred Compensation Trust. In the event a Participant disputes the calculation of his SERP Benefit, the Participant has recourse against his Employing Company, Mirant Corporation, the Plan, and the Trust for payment of benefits to the extent the Trust so provides.

         5.8 Change in Control. The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control or preliminary change in control of Mirant Corporation, the benefits to be provided hereunder and the funding of the Trust in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

         5.9 Mirant Corporation Guarantee. If the Company fails or refuses to make payments under the Plan, Participants may have the right to obtain payment by Mirant Corporation pursuant to the terms of the "Guarantee Agreement Concerning Southern Energy Resources, Inc. Compensation and Benefit Arrangements" entered into by the Company and Mirant Corporation. A Participant's right to payment is not increased as a result of this Mirant Corporation Guarantee. Participants have the same right to payment from Mirant Corporation as they have from the Company. Any demand to enforce this Mirant Corporation Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant Corporation's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant Corporation's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                           ARTICLE VI - MISCELLANEOUS

         6.1 Assignment. Neither the Participant, his Beneficiary nor his legal representative shall have any rights to sell, assign, transfer or otherwise convey the right to receive the payment of any SERP Benefit due hereunder, which payment and the right thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to any payment under the Plan shall be null and void and of no effect.

         6.2 Amendment and Termination. Except for the provisions of Section 5.9 hereof, which may not be amended following a "Change in Control" (as defined in the Change in Control Benefit Plan Determination Policy), the Plan may be amended or terminated at any time by the Board of Managers, provided that no amendment or termination shall cause a forfeiture or reduction in any Accrued SERP Benefits as of the date of such amendment or termination.

         6.3 No Guarantee of Employment. Participation hereunder shall not be construed as creating any contract of employment between an Employing Company and a Participant, nor shall it limit the right of the Employing Companies to suspend, terminate, alter or modify, whether or not for cause, the employment relationship between the Employing Company and a Participant.

         6.4 Construction. This Plan shall be construed in accordance with and governed by the laws of the State of Georgia, excluding any law which would require the use of the laws of any other State, and to the extent such laws are not otherwise superseded by the laws of the United States.

                                                                   EXHIBIT 10.32

                               MIRANT CORPORATION
                                CHANGE IN CONTROL
                        BENEFIT PLAN DETERMINATION POLICY

                               MIRANT CORPORATION
                                CHANGE IN CONTROL
                        BENEFIT PLAN DETERMINATION POLICY


                   ARTICLE I - PURPOSE AND ADOPTION OF POLICY

         1.1 Adoption of Policy. Mirant Corporation hereby adopts this Change in Control Benefit Plan Determination Policy, effective as of April 2, 2001 (the "Effective Date").

         1.2 Purpose. The Policy is designed to govern the determination of a Change in Control of Mirant and the benefits to be provided to employees of the Employing Companies under certain employee benefit plans.

                            ARTICLE II - DEFINITIONS

         2.1 "Administrative Committee" shall mean the applicable committee as provided in Section 12.1 hereof.

         2.2 "Beneficial Ownership" shall mean beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

         2.3      "Board" shall mean the board of directors of Mirant.

         2.4 "Change in Control" shall mean any of the following; provided, however that a Spin-off shall not constitute a Change in Control:

                  (a) The Consummation of an acquisition by any Person of Beneficial Ownership of 20% or more of the combined voting power of Mirant's Voting Securities; provided, however, that for purposes of this subsection (a), the following acquisitions of Mirant's Voting Securities shall not constitute a Change in Control:

                           (i)      any acquisition directly from Mirant;

                           (ii)     any acquisition by Mirant or a Mirant
                  Subsidiary;

                           (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Mirant or any Mirant Subsidiary;

                           (iv) any acquisition by a qualified pension plan or publicly held mutual fund; or

                           (v) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (c) below); or

                  (b) Individuals who, at the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Mirant in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Mirant as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in
         Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

                  (c) The Consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Mirant or a Mirant Subsidiary (a "Reorganization"), or the sale or other disposition of all or substantially all of Mirant's assets (a "Sale"), or the acquisition by Mirant of assets or stock of another corporation (an "Acquisition"), unless, immediately following such Reorganization, Sale or Acquisition, all of the following three conditions are met (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (i),
         (ii) and (iii) below shall be deemed to be a "Non-Qualifying Transaction"):

                           (i) all or substantially all of the individuals and
                  entities who held Beneficial Ownership, respectively, of Mirant's Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, 65% or more of the combined voting power of the Voting Securities of the corporation surviving or resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction holds Beneficial Ownership of all or substantially all of Mirant's Voting Securities or all or substantially all of Mirant's assets either directly or through one or more subsidiaries, the "Surviving Company"), in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of Mirant's Voting Securities;

                           (ii) no Person (other than (A) Mirant or any Mirant
                  Subsidiary, (B) the Surviving Company or its ultimate parent corporation, (C) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing, or (D) any qualified pension plan or publicly held mutual fund) holds Beneficial Ownership, directly or indirectly, of 20% or more of the combined voting power of the then outstanding Voting Securities of Surviving Company except to the extent that such ownership existed prior to the Reorganization, Sale or Acquisition; and

                           (iii) at least a majority of the members of the board
                  of directors of Surviving Company were members of the Incumbent Board at the earlier of the date of execution of the initial agreement, or of the action of the Board, providing for such Reorganization, Sale or Acquisition.

         2.5 "Consummation" shall mean the completion of the final act necessary to complete a transaction as a matter of law, including, but not limited to, any required approvals by the corporation's shareholders and board of directors, the transfer of legal and beneficial title to securities or assets and the final approval of the transaction by any applicable domestic or foreign governments or agencies.

         2.6 "Disability" has the meaning assigned such term in the applicable Employee Benefit Plan or, if not defined therein, the meaning assigned such term in the Employing Company's governing long-term disability plan, or if no such plan exists, at the discretion of the Mirant Committee. The Mirant Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Employee's condition.

         2.7      "Effective Date" shall mean April 2, 2001.

         2.8 "Employee" shall mean a full-time or part-time common law employee of an Employing Company who is not covered by a collective bargaining agreement between Mirant or an Employing Company and a union or other employee representative as of the date of a Change in Control.

         2.9 "Employee Benefit Plan(s)" shall mean, collectively, the Southern Energy Resources, Inc. Deferred Incentive Compensation Plan, the Amended and Restated Mirant Corporation Omnibus Incentive Compensation Plan, the Amended and Restated Mirant Services Supplemental Executive Retirement Plan, the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, the Mirant Services Supplemental Benefit Plan, the Mirant Services Supplemental Compensation Plan, and any retention agreement(s) between an Employee and Mirant or an Employing Company which provides for the payment of a retention bonus or award upon the occurrence of a Change in Control, as any such plan or agreement may be amended from time to time in accordance with its terms.

         2.10 "Employing Company" shall mean Mirant Services LLC, any other Mirant Subsidiary located in the United States which shall adopt the Policy with the approval of the Board, and any other Mirant Subsidiary which the Board may from time to time determine to bring under the Policy and which shall adopt the Policy, and any successor of any of them.

         2.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.12 "Good Reason" shall mean, without an Employee's express written consent, after written notice to his Employing Company, and after a thirty (30) day opportunity for the Employing Company to cure, the continuing occurrence of any of the following events:

                  (a) Inconsistent Duties. A meaningful and detrimental alteration in the Employee's position or in the nature or status of his responsibilities from those in effect immediately prior to the Change in Control;

                  (b) Reduced Salary. A reduction of five percent (5%) or more by the Employing Company in either of the following: (i) the Employee's highest annual base salary rate as in effect at any time during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary") (except for a less than ten percent (10%), across-the-board Base Salary rate reduction similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company); or (ii) the sum of the Employee's Base Salary plus target bonus under the Employing Company's short term bonus plan, as in effect immediately prior to the Change in Control (except for a less than ten percent (10%), across-the-board reduction of Base Salary plus target bonus under such short term plan similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company);

                  (c) Pension and Compensation Plans. The failure by the Employing Company to continue in effect any "pension plan or agreement" or "compensation plan or agreement" in which the Employee participates as of the date of the Change in Control or the elimination of the Employee's participation in any such plan (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company). For purposes of this subsection (c), a "pension plan or agreement" shall mean any written arrangement executed by an authorized officer of the Employing Company which provides for payments upon retirement; and a "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the Employing Company which provides for periodic, non-discretionary compensatory payments to employees in the nature of bonuses;

                  (d) Relocation. A change in the Employee's work location to a location more than fifty (50) miles from the facility where the Employee was located immediately prior to the Change in Control, unless such new work location is within fifty (50) miles from the Employee's principal place of residence at the time of the Change in Control. The acceptance, if any, by the Employee of employment by an Employing Company at a work location which is outside the fifty (50) mile radius set forth in this Section 2.13(d) shall not be a waiver of the Employee's right to refuse subsequent transfer by the Employing Company to a location which is more than fifty (50) miles from the Employee's principal place of residence at the time of the Change in Control, and such subsequent, unconsented transfer shall be "Good Reason" under this Policy; or

                  (e) Benefits and Perquisites. The taking of any action by the Employing Company that would directly or indirectly materially reduce the benefits enjoyed by the Employee under the Employing Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Employee was participating immediately prior to the Change in Control, or the failure by the Employing Company to provide the Employee with the number of paid vacation days to which the

         Employee is entitled on the basis of years of service with the Employing Company in accordance with the Employing Company's normal vacation policy in effect immediately prior to the Change in Control (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company).

         Good Reason shall not include the Employee's death or Disability. The fact that an employee may be eligible for Retirement shall not prevent him from resigning for Good Reason provided an event of Good Reason shall have occurred. Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved by the Mirant Committee; provided, however, that if any member of the Mirant Committee is an Employee involved in the dispute, such dispute shall be resolved by the Board. Any such resolution by the Mirant Committee or the Board, as appropriate, shall be binding on the Employing Company and the Employee.

         2.13 "Investment Review Committee" shall mean the Investment Review Committee established by the Board of Directors of Mirant, which committee shall be charged with determining the funding of the Trust when such finding is required by this Policy.

         2.14 "Mirant" shall mean Mirant Corporation, a Delaware corporation, its successors and assigns.

         2.15     "Mirant Committee" shall mean the following officers of
Mirant: Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer and General Counsel.

         2.16 "Mirant Subsidiary" shall mean any corporation or other entity of which Mirant holds, directly or indirectly, Beneficial Ownership of more than 50% of the combined voting power of such corporation's Voting Securities, or in the case of any other entity, Beneficial Ownership of more than 50% of such entity's voting equity interests.

         2.17 "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

         2.18 "Plan Termination" shall mean the termination of an Employee Benefit Plan by the plan sponsor within two (2) years following a Change in Control unless an equitable arrangement (embodied in an ongoing substitute or replacement plan) has been made with respect to the Employee Benefit Plan in connection with the Change in Control. For purposes of this Policy, an ongoing substitute or alternative plan shall be considered an "equitable arrangement" if a nationally recognized compensation consulting firm chosen by the Board or the Mirant Committee opines in writing that the post-Change in Control plan is an equitable substitute for or replacement of the Employee Benefit Plan being terminated.

         2.19 "Preliminary Change in Control" shall mean the occurrence of any of the following, as determined by the Mirant Committee:

                  (a) Mirant has entered into a definitive written agreement for a transaction which, if Consummated, would result in a Change in Control;

                  (b) Mirant or any Person publicly announces an intention to take or to consider taking actions which, if Consummated, would result in a Change in Control, but only if the Mirant Committee determines, in its sole discretion, that such announcement is credible in the sense that the Person making the announced intention has or appears to have the reasonable ability to carry out the announced intention, without regard for whether such Person's ultimate success in bringing about a Change in Control is reasonably likely;

                  (c) Any Person achieves the Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Mirant Voting Securities, other than in an acquisition that would not constitute a Change in Control even if such Beneficial Ownership exceeded twenty (20%) of the combined voting power of the Mirant Voting Securities; or

                  (d) The Board adopts a resolution to the effect that, for purposes of this Policy, a Preliminary Change in Control has occurred.

         2.20 "Retirement" has the meaning assigned such term in the applicable Employee Benefit Plan or, if not defined therein, shall mean voluntary termination of employment from the Employing Company on or after attaining age 55 and having ten years of service, or such other age, or combination of age and years of service, as the Mirant Committee shall determine.

         2.21 "Severed Employee" shall mean an Employee whose employment is involuntarily terminated by his Employing Company at any time during the two (2) year period following a Change in Control for any reason other than for Cause or who shall voluntarily terminate his employment with his Employing Company for Good Reason at any time during the two (2) year period following a Change in Control. Notwithstanding anything to the contrary herein, a "Severed Employee" shall not include an Employee who:

                  (a) is on leave of absence as of his Termination Date, unless such Employee is capable of returning to work within twelve (12) weeks of the beginning of such leave of absence from work;

                  (b) voluntarily terminates his employment with the Employing Company other than for Good Reason;

                  (c) has his employment terminated by the Employing Company for Cause; or

                  (d) terminates from employment by reason of his death or Disability.

         2.22 "Spin-off" shall mean the split up of the business of Mirant into two or more separate business segments, followed by a spin-off of one or more of such business to the shareholders of Mirant in a transaction that would constitute a tax-free distribution of securities under Section 355 of the Internal Revenue Code of 1986, as amended.

         2.23 "Termination for Cause" or "Cause" shall mean an Employee's termination of employment by his Employing Company by reason of the occurrence of any of the following:

                  (a) The willful and continued failure by the Employee to substantially perform his duties with his Employing Company (other than any such failure resulting from the Employee's Disability or from the Employee's Retirement or any such actual or anticipated failure resulting from resignation by the Employee for Good Reason) after a written demand for substantial performance is delivered to the Employee by his supervising officer of the Employing Company or by the Administrative Committee, which demand specifically identifies the manner in which such officer or committee believes that the Employee has not substantially performed his duties; or

                  (b) The willful engaging by the Employee in conduct that is demonstrably and materially injurious to the Employing Company, Mirant or any Mirant Subsidiary, monetarily or otherwise, including but not limited to any of the following:

                           (i)      any willful act involving fraud or
                  dishonesty in the course of the Employee's employment by his Employing Company;

                           (ii) the willful carrying out of any activity or the
                  making of any statement by the Employee which would materially prejudice or impair the good name and standing of an Employing Company, Mirant or any Mirant Subsidiary or would bring the Employing Company, Mirant or any Mirant Subsidiary into contempt or ridicule or would reasonably shock or offend any community in which the Employing Company, Mirant or such Mirant Subsidiary is located;

                           (iii) attendance by the Employee at work in a state
                  of intoxication or otherwise being found in possession at his workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                           (iv) assault or other act of violence by the Employee against any person during the course of employment; or

                           (v) the Employee's conviction of any felony or any misdemeanor involving moral turpitude.

         No act or failure to act by an Employee shall be deemed "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that his action or omission was in the best interest of his Employing Company.

         Notwithstanding the foregoing and subject to the following sentence, an Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of the majority of the Mirant Committee at a meeting called and held for such purpose (after reasonable notice to the Employee and an opportunity for him, together with counsel, to be heard before the Mirant Committee), finding that, in the good faith opinion of the Mirant Committee, the Employee was guilty of the conduct set forth in subsection (a) or (b) above and specifying the particulars thereof in detail. If the terminating Employee is a member of the Mirant Committee, then the Board (rather than the Mirant Committee) shall have the duty and authority assigned to the Mirant Committee in the foregoing sentence. If an Employee is a party to a Change in Control Agreement with Mirant or the Employing Company, the definition of "Termination for Cause" or "Cause" in such agreement shall apply with respect to such Employee for purposes of this Policy.

         2.24 "Termination Date" of a Severed Employee means the date on which the Employee is separated from his Employing Company's regular payroll.

         2.25 "Trust" shall mean the Mirant Corporation Deferred Compensation Trust.

         2.26 "Voting Securities" shall mean the outstanding voting securities of a corporation entitling the holder thereof to vote generally in the election of such corporation's directors.

                        ARTICLE III - POOLING ACCOUNTING

         Notwithstanding anything to the contrary herein, if, but for any provision of this Policy, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting), such provision or provisions of this Policy which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall automatically be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Policy, Pooling Accounting would be available for such Change in Control transaction and Pooling Accounting is in fact used for such Change in Control transaction.

                ARTICLE IV - DEFERRED INCENTIVE COMPENSATION PLAN
                          CHANGE IN CONTROL PROVISIONS

         4.1 Application. The provisions of this Article IV apply to benefits payable under the Southern Energy Resources, Inc. Deferred Incentive Compensation Plan (the "DICP"), notwithstanding any provision in the DICP to the contrary. The meaning of capitalized terms not defined herein are determined under the DICP.

         4.2 General. Notwithstanding any other terms of the DICP to the contrary, following a Change in Control, the provisions of this Article IV shall apply to the payment of benefits under the DICP with respect to any Employee who is a Participant in the DICP on such date.

         4.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of such companies' obligations under the DICP. In the event of a Preliminary Change in Control, the Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the DICP in accordance with the procedures set forth in Section 4.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control in accordance with the terms of the Trust. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the DICP, are unsecured contractual claims of the Participant against his Employing Company.

         4.4 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, the affected Employing Companies shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article IV. In the event of a dispute over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the Employing Company and the trustee of the Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         4.5 Benefit Upon Change in Control. In the event of a Change in Control, notwithstanding anything to the contrary in the DICP, any vested Account balances under the DICP shall be paid out in a lump sum no later than ninety (90) days following the Change in Control, except to the extent that the DICP provides for and the Participant makes an alternative election concerning the timing and/or form of payment in the event of a Change in Control. Any other benefits under the DICP will be calculated and distributed pursuant to the terms of the DICP, except as modified by this Article IV.

         4.6 Plan Termination. In the event of a Plan Termination, the restrictions and deferral limitations applicable to any Account held by a Participant shall lapse, and such Account shall become free of all restrictions and limitations and shall become fully vested. Each Participant shall be entitled to receive cash in the amount equal to the aggregate value of his DICP Accounts, which shall be paid in a lump sum within ninety (90) days after the date of the Plan Termination. Notwithstanding anything in the DICP to the contrary, the value of each DICP Account shall be determined as the product of
(i) the number of units of phantom stock of Mirant that are then credited to such Account, times (ii) the greater of (a) the closing price of Mirant Stock on the date immediately preceding the Change in Control, or (b) the closing price, on the date of the Plan Termination, of Mirant Stock (or such other security into which Mirant Stock shall have been converted or exchanged in connection with the Change in Control).

         4.7 Benefits for Severed Employees. If the DICP is in place through the Severed Employee's Termination Date, any of the Severed Employee's Awards as of the Termination Date which are not then vested shall become fully vested and the Severed Employee shall be entitled to receive cash in the amount equal to the aggregate value of the Severed Employee's DICP Accounts as of his Termination Date. Such amount shall be paid in a lump sum within ninety (90) days after the Severed Employee's Termination Date. Notwithstanding anything in the DICP to the contrary, the value of a DICP Account of a Severed Employee shall be determined as the product of (i) the number of units of phantom stock of Mirant that are then credited to such Account, times (ii) the greater of (a) the closing price of Mirant Stock on the date immediately preceding the Change in Control, or (b) the closing price, on the Severed Employee's Termination Date, of Mirant Stock (or such other security into which Mirant Stock shall have been converted or exchanged in connection with the Change in Control).

                 ARTICLE V - OMNIBUS INCENTIVE COMPENSATION PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         5.1 Application. The provisions of this Article V apply to benefits payable under the Amended and Restated Mirant Corporation Omnibus Incentive Compensation Plan (the "Omnibus Plan"), notwithstanding any provision in the Omnibus Plan to the contrary. The meaning of capitalized terms not defined herein are determined under the Omnibus Plan.

         5.2 Funding of Trust. The Trust has been established to hold assets of Mirant under certain circumstances as a reserve for the discharge of certain of its obligations under the Omnibus Plan. In the event of a Preliminary Change in Control, Mirant shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund the cash settlement of any then-outstanding Restricted Stock Units or Performance Restricted Stock Units payable under the Omnibus Plan, with the benefit for Participants who hold such awards to be determined under Sections 5.4 and 5.5 hereof, in accordance with the procedures set forth in Section 5.3 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control. All assets held in the Trust remain subject only to the claims of Mirant's general creditors whose claims against Mirant are not satisfied because of Mirant's bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the Omnibus Plan, are unsecured contractual claims of the Participant against Mirant.

         5.3 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, Mirant shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill Mirant's obligations pursuant to this Article V. In the event of a dispute after a Change in Control over such actuary's determination, Mirant and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by Mirant and such Participant. If Mirant and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by Mirant and the trustee of the

Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. Mirant shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         5.4 Plan Termination. In the event of a Plan Termination, each Participant on the date of such Plan Termination shall be entitled to receive within ninety (90) days of the Plan Termination, cash in an amount equal to a prorata payout of his Performance Units, Performance Shares and/or Cash-Based Awards (excluding Restricted Stock Units or Performance Restricted Stock Units) under the Omnibus Plan for the Performance Period in which the Plan Termination shall have occurred, at the greater of target or actual performance under the Omnibus Plan and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Plan Termination. Any Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Restricted Stock Performance Units outstanding as of the Plan Termination shall continue to be outstanding in accordance with their terms.

         5.5 Benefits for Severed Employees. The following benefits are applicable to a Severed Employee:

                  (a) Stock Options and Stock Appreciation Rights. Any of a Severed Employee's Options and Stock Appreciation Rights outstanding as of the Termination Date which are not then exercisable and vested, shall become fully exercisable and vested; provided, that in the case of a Severed Employee holding a Stock Appreciation Right who is subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable at such time if such actions would result in liability to the Severed Employee under Section 16(b) of the Exchange Act, provided further that any such actions not taken as a result of the rules under Section 16(b) of the Exchange Act shall be effected as of the first date that such activity would no longer result in liability under Section 16(b) of the Exchange Act.

                  (b) Restricted Stock, Restricted Stock Units and Performance Restricted Stock Units. The restrictions and deferral limitations applicable to any of a Severed Employee's Restricted Stock, Restricted Stock Units or Performance Restricted Stock Units as of the Termination Date shall lapse, and such Restricted Stock, Restricted Stock Units or Performance Restricted Stock Units shall become free of all restrictions and limitations and become fully vested. Any such Restricted Stock Units or Performance Restricted Stock Units shall be settled in cash within ninety (90) days of the Severed Employee's Termination Date.

                  (c) Performance Units, Performance Shares and/or Cash-Based Awards. A Severed Employee shall be entitled to receive cash in an amount equal to a payout of his Performance Units, Performance Shares and/or Cash-Based Awards (excluding Restricted Stock Units and Performance Restricted Stock Units) for the Performance Period in which the Termination Date shall have occurred, at the greater of target or actual performance under the Omnibus Plan and prorated by the number of months which have passed since the beginning of the Performance Period until the Severed Employee's Termination Date. Any such payment shall be made within ninety (90) days of the Severed Employee's Termination Date.

               ARTICLE VI - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         6.1 Application. The provisions of this Article VI apply to benefits payable under the Amended and Restated Mirant Services Supplemental Executive Retirement Plan (the "SERP"), notwithstanding any provision in the SERP to the contrary. The meaning of capitalized terms not defined herein are determined under the SERP.

         6.2 General. Notwithstanding any other terms of the SERP to the contrary, upon a Change in Control, the provisions of this Article VI shall become operative and apply to the calculation and payment of benefits under the SERP with respect to any Employee who is a Participant on such date.

         6.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of such companies' obligations under the SERP. In the event of a Preliminary Change in Control, all Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the SERP, with the benefit for Participants who are Employees to be determined under Section 6.5 hereof, in accordance with the procedures set forth in Section 6.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SERP, are unsecured contractual claims of the Participant against his Employing Company.

         6.4 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, the Employing Companies shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article VI. In the event of a dispute after a Change in Control over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the affected Employing Companies and the trustee of the Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         6.5 SERP Benefit Upon Change in Control. On the date of a Change in Control, the SERP Benefit of each Participant who is an Employee who has a non-forfeitable right to Retirement Income under the Pension Plan will be calculated based on such Participant's Earnings and Accredited Service on such date, regardless of whether such Participant is retirement eligible on such date. Each such Participant who is an Employee will be entitled to receive the amount of his SERP Benefit based on such Participant's Earnings and Accredited Service as of the date of a Change in Control adjusted to take into account appropriate early reduction factors, if any, based on the Participant's commencement of benefits. Such benefit shall be paid in lump sum no later than ninety (90) days following the Change in Control, except to the extent that the SERP provides for and the Participant makes an alternative election concerning the timing and/or form of payment in the event of a Change in Control. Any benefits accrued under the SERP subsequent to the date of a Change in Control will be calculated and distributed pursuant to the terms of the SERP, without regard to this Article VI.

                    ARTICLE VII - DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         7.1 Application. The provisions of this Article VII apply to benefits payable under the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees (the "DCP"), notwithstanding any provision in the DCP to the contrary. The meaning of capitalized terms not defined herein are determined under the DCP.

         7.2 General. Notwithstanding any other terms of the DCP to the contrary, following a Change in Control, the provisions of this Article VII shall apply to the payment of benefits under the DCP with respect to any Employee who is a Participant on such date.

         7.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of such companies' obligations under the DCP. In the event of a Preliminary Change in Control, the Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the DCP in accordance with the procedures set forth in Section 7.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control in accordance with the terms of the Trust. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the DCP, are unsecured contractual claims of the Participant against his Employing Company.

         7.4 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, the affected Employing Companies shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article VII. In the event of a dispute over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the Employing Company and the trustee of the Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         7.5 Benefit Upon Change in Control. In the event of a Change in Control, notwithstanding anything to the contrary in the DCP, the Account of a Participant shall be paid out in a lump sum no later than ninety (90) days following the Change in Control, except to the extent that the DCP provides for and the Participant makes an alternative election concerning the timing and/or form of payment in the event of a Change in Control. Any benefits accrued under the DCP subsequent to the date of a Change in Control will be calculated and distributed pursuant to the terms of the DCP, without regard to this Article VII.

                    ARTICLE VIII - SUPPLEMENTAL BENEFIT PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         8.1 Application. The provisions of this Article VIII apply to benefits payable under the Mirant Services Supplemental Benefit Plan (the "SBP"), notwithstanding any provision in the SBP to the contrary. The meaning of capitalized terms not defined herein are determined under the SBP.

         8.2 General. Notwithstanding any other terms of the SBP to the contrary, upon a Change in Control, the provisions of this Article VIII shall become operative and apply to the calculation and payment of benefits under the SBP with respect to any Employee who is a Participant on such date.

         8.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of the Employing Companies' obligations under the SBP. In the event of a Preliminary Change in Control, all Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund the Pension Benefit and Non-Pension Benefit payable under the SBP, the Pension Benefit to be determined under Section 8.5 hereof, in accordance with the procedures set forth in Section 8.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SBP, are unsecured contractual claims of the Participant against his Employing Company.

         8.4 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, the Employing Companies shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article VIII. In the event of a dispute after a Change in Control over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the affected Employing Companies and the Trustee. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         8.5 Pension Benefit Upon Change in Control. On the date of a Change in Control, the Pension Benefit of each Participant who is an Employee and who has a non-forfeitable right to Retirement Income under the Pension Plan, will be calculated based on such Participant's Earnings and Accredited Service on such date, regardless of whether such Participant is retirement eligible on such date. Each Participant, who is an Employee, will be entitled to receive the amount of his Pension Benefit based on such Participant's Earnings and Accredited Service as of the date of a Change in Control adjusted to take into account appropriate early reduction factors, if any, based on the Participant's commencement of benefits. Such benefit shall be paid in lump sum no later than ninety (90) days following the Change in Control, except to the extent that the SBP provides for and the Participant makes an alternative election concerning the timing and/or form of payment in the event of a Change in Control. Any benefits accrued under the SBP subsequent to the date of a Change in Control will be calculated and distributed pursuant to the terms of the SBP, without regard to this Article VIII.

         8.6 Non-Pension Benefit Distribution Election upon Change in Control. In the event of a Change in Control, notwithstanding anything to the contrary in the SBP, that Non-Pension Benefit of a Participant shall be paid out in a lump sum no later than ninety (90) days following the Change in Control, except to the extent that the SBP provides for and the Participant makes an alternative election concerning the timing and/or form of payment in the event of a Change in Control. Any benefits accrued under the SBP subsequent to the date of a Change in Control will be calculated and distributed pursuant to the terms of the SBP, without regard to this Article VIII.

                   ARTICLE IX - SUPPLEMENTAL COMPENSATION PLAN
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         9.1 Application. The provisions of this Article IX apply to benefits payable under the Mirant Services Supplemental Compensation Plan (the "SCP"), notwithstanding any provision in the SCP to the contrary. The meaning of capitalized terms not defined herein are determined under the SCP.

         9.2 General. Notwithstanding any other terms of the SCP to the contrary, following a Change in Control, the provisions of this Article IX shall apply to the payment of benefits under the SCP with respect to any Employee who is a Participant on such date.

         9.3 Funding of Trust. The Trust has been established to hold assets of the Employing Companies under certain circumstances as a reserve for the discharge of such companies' obligations under the SCP. In the event of a Preliminary Change in Control, the Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the SCP in accordance with the procedures set forth in Section 9.4 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, the Employing Companies may fund the Trust prior to a Preliminary Change in Control in accordance with the terms of the Trust. All assets held in the Trust remain subject only to the claims of the Employing Companies' general creditors whose claims against the Employing Companies are not satisfied because of the Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Participant and all rights created under the Trust, as under the SCP, are unsecured contractual claims of the Participant against his Employing Company.

         9.4 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, the affected Employing Companies shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill the Employing Companies' obligations pursuant to this Article IX. In the event of a dispute over such actuary's determination, the respective Employing Company(ies) and any complaining Participant(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by the Employing Company and such Participant. If the Employing Company and the Participant cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by the Employing Company and the trustee of the Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. The Employing Companies shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         9.5 Benefit Upon Change in Control. In the event of a Change in Control, notwithstanding anything to the contrary in the SCP, the Account of a Participant shall be paid out in a lump sum no later than ninety (90) days following the Change in Control, except to the extent that the SCP provides for and the Participant makes an alternative election concerning the timing and/or form of payment in the event of a Change in Control. Any benefits accrued under the SCP subsequent to the date of a Change in Control will be calculated and distributed pursuant to the terms of the SCP, without regard to this Article IX.

                    ARTICLE X - CERTAIN RETENTION AGREEMENTS
                 CHANGE IN CONTROL AND OTHER SPECIAL PROVISIONS

         10.1 Application. The provisions of this Article X apply to benefits payable under any retention agreements between an Employee and Mirant or an Employing Company which provides for the payment of a retention bonus or award upon the occurrence of a Change in Control (a "Change in Control Retention Agreement"), notwithstanding any provision in such Change in Control Retention Agreement to the contrary.

         10.2 Funding of Trust. The Trust has been established to hold assets of Mirant or the Employing Companies under certain circumstances as a reserve for the discharge of any such company's obligations under the Change in Control Retention Agreements. In the event of a Preliminary Change in Control, Mirant and the applicable Employing Companies shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund the aggregate retention awards payable under the Change in Control Retention Agreements, in accordance with the procedures set forth in Section 10.3 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, Mirant or the Employing Companies may fund the Trust prior to a Preliminary Change in Control. All assets held in the Trust remain subject only to the claims of Mirant's or the respective Employing Companies' general creditors whose claims against Mirant or such Employing Companies are not satisfied because of Mirant's or such Employing Companies' bankruptcy or insolvency (as those terms are defined in the Trust). No Employee has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Employee and all rights created under the Trust, as under the Change in Control Retention Agreements, are unsecured contractual claims of the Employee against Mirant or his Employing Company.

         10.3 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, Mirant or the applicable Employing Company that is a party to the Change in Control Retention Agreement shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill Mirant's or such Employing Company's obligations pursuant to this
Article X. In the event of a dispute after a Change in Control over such actuary's determination, Mirant or such Employing Company and any complaining Employee(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by Mirant or such Employing Company and such Employee. If Mirant or the Employing Company and the Employee cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by Mirant or the Employing Company and the trustee of the Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. Mirant or the applicable Employing Company shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         10.4 Benefit Upon Change in Control. Any benefits provided under the Change in Control Retention Agreements will be calculated and distributed pursuant to the terms of such agreements.

                ARTICLE XI - CERTAIN CHANGE IN CONTROL AGREEMENTS
                               SPECIAL PROVISIONS

         11.1 Application. The provisions of this Article XI apply to benefits payable under any Change in Control Agreement among Mirant, Mirant Services LLC ("Mirant Services") and any current or former member of Mirant's Management Council, which provides for the payment of severance benefits upon termination of employment following or in connection with a Change in Control (a "Change in Control Agreement"), notwithstanding any provision in such Change in Control Agreement to the contrary.

         11.2 Funding of Trust. The Trust has been established to hold assets of Mirant or Mirant Services under certain circumstances as a reserve for the discharge of any such company's obligations under the Change in Control Agreements. In the event of a Preliminary Change in Control, Mirant and Mirant Services shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund the aggregate severance benefits payable under the Change in Control Agreements, in accordance with the procedures set forth in
Section 11.3 hereof. In addition, in order to provide the added protections for certain individuals in accordance with Paragraph 7(b) of the Trust, Mirant or Mirant Services may fund the Trust prior to a Preliminary Change in Control. All assets held in the Trust remain subject only to the claims of Mirant's or Mirant Services' general creditors whose claims against Mirant or Mirant Services are not satisfied because of Mirant's or Mirant Services' bankruptcy or insolvency (as those terms are defined in the Trust). No Employee has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the Employee and all rights created under the Trust, as under the Change in Control Agreements, are unsecured contractual claims of the Employee against Mirant or Mirant Services.

         11.3 Calculation of Trust Contribution. As soon as practicable following a Preliminary Change in Control, Mirant or Mirant Services shall contribute an amount based upon the funding strategy adopted by the Investment Review Committee with the assistance of an appointed actuary necessary to fulfill Mirant's or Mirant Services' obligations pursuant to this Article XI. In the event of a dispute after a Change in Control over such actuary's determination, Mirant or Mirant Services and any complaining Employee(s) shall refer such dispute to an independent, third-party actuarial consultant, chosen by Mirant or Mirant Services and such Employee. If Mirant or Mirant Services and the Employee cannot agree on an independent, third-party actuarial consultant, the actuarial consultant shall be chosen by lot from an equal number of actuaries submitted by Mirant or Mirant Services and the trustee of the Trust. Any such referral shall only occur once in total and the determination by the third-party actuarial consultant shall be final and binding upon both parties. Mirant or Mirant Services shall be responsible for all of the fees and expenses of the independent actuarial consultant.

         11.4 Benefit Upon Change in Control. Any benefits provided under the Change in Control Agreements will be calculated and distributed pursuant to the terms of such agreements.

                          ARTICLE XII - ADMINISTRATION

         12.1 Administrative Committee. Except as expressly set forth herein, the committee designated as administrator of each of the Employee Benefit Plans shall be responsible for the general administration of this Policy as it relates to such committee's respective Employee Benefit Plan. The Investment Review Committee shall be responsible for determinations regarding the funding of the Trust as and when called for by this Policy. To the extent not encompassed by the foregoing sentences, the Mirant Committee shall be responsible for administration of this Policy.

                          ARTICLE XIII - MISCELLANEOUS

         13.1 Amendment and Termination. This Policy may be amended or terminated at any time by the Board (or its successors and assigns, if applicable), provided, however, the Policy may not be amended in any material respect or terminated within the two (2) year period following a Change in Control nor shall any amendment or termination impair the rights of any Participant in the Employee Benefit Plans which have accrued hereunder prior to any such amendment or termination.

         13.2 Additional Rights. Nothing in the Policy shall interfere with or limit in any way the right of an Employing Company to terminate any Employee's employment at any time, or confer upon any Employee any right to continue in the employ of such Employing Company.

         13.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         IN WITNESS WHEREOF, this Mirant Corporation Change in Control Benefit Plan Determination Policy has been executed by duly authorized officers of Mirant Corporation and Mirant Services LLC pursuant to resolutions of their respective boards of directors this 2nd day of April, 2001.

                                                                   EXHIBIT 10.40

                         EMPLOYMENT RETENTION AGREEMENT
                             FOR MIRANT SERVICES LLC

         This Employment Retention Agreement ("Agreement") is made and entered into by and between Mirant Services LLC (the "Company") and Roy P. McAllister (the "Employee") on February 1, 2002, to be effective as of January 1, 2002.

                              W I T N E S S E T H:

         WHEREAS, the Employee is an employee of the Company; and

         WHEREAS, the Company wishes to encourage the Employee to remain with the Company or another Mirant Subsidiary and to provide the Employee with an interest in the Company's overall profitability.

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "Account" shall mean the account established and maintained on the books and records of the Company on behalf of the Employee into which Mirant Stock Units are credited for purposes of this Agreement.

         (b) "Award Amount" shall mean the retention award payable to the Employee pursuant to Section 3 of this Agreement.

         (c) "Change in Control" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

         (d) "Change in Control Benefit Plan Determination Policy" shall mean the Mirant Corporation Change in Control Benefit Plan Determination Policy, as approved by the Board of Directors of Mirant, as such policy may be amended from time to time in accordance with the provisions therein.

         (e) "Company" shall mean Mirant Services LLC, its successors and assigns.

         (f) "Disability" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

         (g)      "Effective Date" shall mean January 1, 2002.

         (h) "Fair Market Value" of the Mirant Common Stock, on any date, means the closing sales price on the New York Stock Exchange on such date as reported in the Wall Street Journal or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported.

         (i) "Good Reason" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy, except that references in such definition to the date of a Change in Control, the date immediately prior to a Change in Control, or the 12-month period prior to a Change in Control (or words of similar import) shall instead refer to the Effective Date of this Agreement.

         (j) "Mirant" shall mean Mirant Corporation, a Delaware corporation, its successors and assigns.

         (k) "Mirant Committee" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

         (l) "Mirant Common Stock" shall mean the $0.01 par value common stock of Mirant.

         (m) "Mirant Subsidiary" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

         (n) "Mirant Stock Unit" means a hypothetical unit of value equal to the Fair Market Value of one share of Mirant Common Stock from time to time. Mirant Stock Units are recorded in book entry form only, and are credited to the Employee as described in Section 2 of this Agreement.

         (o) "Retirement" shall mean Employee's voluntary termination of employment from the Company or a Mirant Subsidiary on or after attaining age 55 and having ten years of service, or such other age, or combination of age and years of service, as the Mirant Committee shall determine.

         (p) "Termination for Cause" or "Cause" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

         (q) "Vesting Date" shall mean the earliest of (i) January 1, 2002 (with respect to one-third of the Mirant Stock Units originally credited to Employee's Account pursuant to Section 2 below), January 1, 2003 (with respect to the next one-third of such Mirant Stock Units), or January 1, 2004 (with respect to the final one-third of such Mirant Stock Units), (ii) the occurrence of a Change in Control (with respect to all of the Mirant Stock Units then still credited to Employee's Account), or (iii) the termination of Employee's employment with the Company or another Mirant Subsidiary prior to a Change in Control due to the Employee's death, Disability, termination by the employer without Cause or resignation by the Employee for Good Reason (with respect to all of the Mirant Stock Units then still credited to Employee's Account).

         2. Grant of Mirant Stock Units. Employee's Account is hereby credited with 74,925 Mirant Stock Units for purposes of calculating the Award Amount under Section 3 of this Agreement. Once settled in cash pursuant to Section 3 below, a Mirant Stock Unit shall cease to be credited to Employee's Account.

         3. Payment of Award Amount. Provided the Employee shall have remained as an employee of the Company or another Mirant Subsidiary from the Effective Date to the applicable Vesting Date, the Company shall pay to the Employee or his estate in cash, within thirty (30) days after the applicable Vesting Date, an amount equal to the product of (i) the number of Mirant Stock Units credited to the Employee under this Agreement and then being vested, times (ii) the Fair Market Value of one share of Mirant Common Stock as of such Vesting Date.

         4. Election to Defer. If eligible and permitted under the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, by written election timely filed with the administrator of such plan, the Employee may defer all or a portion of the amount payable under this Agreement in accordance with the terms and conditions of such plan.

         5. Termination for Cause, Retirement or Resignation by Employee without Good Reason. In the event of (i) the Employee's Termination for Cause, (ii) the Employee's resignation without Good Reason, or (iii) the Employee's Retirement (other than following an event of Good Reason), prior to an applicable Vesting Date, the Employee shall forfeit the portion of the Award Amount not yet vested and the Company shall have no further obligations with respect to any unvested amount under this Agreement.

         6. Confidentiality and Legal Process. The Employee represents and agrees that he will keep the terms, amount and fact of this Agreement confidential and that he will not hereafter disclose any information concerning this Agreement to anyone other than his personal agents, including, but not limited to, any past, present, or prospective employee or applicant for employment with the Company or any Mirant Subsidiary. Notwithstanding the foregoing, nothing in this Agreement is intended to prohibit the Employee from performing any duty or obligation that shall arise as a matter of law. Specifically, the Employee shall continue to be under a duty to truthfully respond to matters of law and shall continue to be under a duty to truthfully respond to any legal and valid subpoena or other legal process. This Agreement is not intended in any way to proscribe the Employee's right and ability to provide information to any federal, state or local government in the lawful exercise of such government's governmental functions.

         7. Assignability. Neither the Employee, his estate, his beneficiaries, nor his legal representative shall have any rights to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payments of this Agreement shall be void and have no effect.

         8. Unsecured General Creditor. Unless the Company shall in its discretion determine otherwise, the benefits payable to the Employee under this Agreement shall not be funded in any manner and shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors.

         9. Guarantee of Mirant. If the Company fails or refuses to make payments under this Agreement, the Employee may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Mirant Services LLC Compensation and Benefit Arrangements" entered into by the Company and Mirant. The Employee's right to payment is not increased as a result of this Guarantee. The Employee has the same right to payment from Mirant as from the Company. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

         10. Amendment; Modification; Termination. Except as otherwise provided herein, this Agreement may be emended, modified, or terminated only by a writing executed by the parties hereto.

         11. No Effect On Other Arrangements. It is expressly understood and agreed that the payments made in accordance with this Agreement are in addition to any other benefits or compensation to which the Employee may be entitled or for which he may be eligible, whether funded or unfunded, by reason of his employment with the Company.

         12. Tax Withholding. There shall be deducted from each payment under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of the Employee.

         13. Compensation. Any compensation contributed on behalf of the Employee under this Agreement shall not be considered "compensation", as the term is defined in the Mirant Services LLC Employee Savings Plan or the Mirant Services LLC Pension Plan. Payment of the Award Amount to the Employee shall not be considered wages, salaries or compensation under any other employee benefit plan.

         14. No Guarantee of Employment. No provision of this Agreement shall be construed to affect in any manner the existing rights of the Company to suspend, terminate, alter, modify, whether or not for Cause, the employment relationship of the Employee and the Company.

         15. Transfer of Employment to Mirant or another Mirant Subsidiary. In the event that the Employee's employment by the Company is terminated prior to the Vesting Date and the Employee shall become immediately re-employed by Mirant or another Mirant Subsidiary, the Company shall assign this Agreement to Mirant or such Mirant Subsidiary; Mirant or such Mirant Subsidiary shall accept such assignment or cause such Mirant Subsidiary to accept such assignment; such assignee shall become the "Company" for all purposes hereunder; and this Agreement shall be amended to appropriately reflect the performance of such assignee. In the event of such assignment, the expense of this Agreement shall be the sole responsibility of the Company.

         16. Governing Law. This Agreement, and all its rights under it, shall be governed by and construed in accordance with the laws of the State of Georgia.

         17. Termination of Previous Agreement. This agreement replaces the agreement signed by the parties on January 23, 2002. By signing and agreeing to the terms contained in this agreement, the previous agreement has become null and void.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties first listed above on the date first listed above, to be effective as of the Effective Date.

                                             MIRANT SERVICES LLC


                                             By: /s/
                                                ------------------------


                                             EMPLOYEE:


                                              /s/
                                             ---------------------------
                                             Roy P. McAllister
Attest:


By: /s/
   --------------------------

                                                                   EXHIBIT 10.41

                           CHANGE IN CONTROL AGREEMENT

         THIS CHANGE IN CONTROL AGREEMENT ("Agreement") made and entered into by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and Roy P. McAllister ("Executive") (hereinafter collectively referred to as the "Parties") is effective as of January 1, 2002.

                              W I T N E S S E T H:

         WHEREAS, Executive serves as Senior Vice President of the Company, which serves as the employer with respect to assets held by Mirant;

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Annual Compensation" means the sum of (i) Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary"), plus (ii) an amount equal to the product of (A) Executive's Base Salary and (B) the percentage equal to the average annual bonus percentage (expressed as a percentage of base salary in such year) paid to Executive in each of the two (2) years preceding the year in which the Change in Control occurred.

                  (b)      "Board" shall mean the board of directors of Mirant.

                  (c) "Change in Control" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy. However, any amendment to the Policy which causes the definition of "Change in Control" to be more restrictive than such definition in effect on the Effective Date shall not be taken into account for purposes of this Agreement, unless approved by the Board or a compensation committee thereof and agreed to in writing by Executive.

                  (d) "Change in Control Benefit Plan Determination Policy" shall mean the Mirant Change in Control Benefit Plan Determination Policy, as approved by the Board, as such policy may be amended from time to time in accordance with the provisions therein.

                  (e) "COBRA Coverage" shall mean any continuation coverage to which Executive or his dependents may be entitled pursuant to Code
         Section 4980B.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Company" shall mean Mirant Services LLC, its successors and assigns.

                  (h) "Effective Date" shall mean the date of execution of this Agreement, unless otherwise provided herein.

                  (i) "Executive Outplacement Program" shall mean the program established by the Company from time to time for the purpose of assisting executive officers of the Company in finding employment outside of the Company which provides for the following services:

                           (i) self-assessment, career decision and goal
                  setting;

                           (ii)     job market research and job sources;

                           (iii)    networking and interviewing skills;

                           (iv)     planning and implementation strategy;

                           (v) resume writing, job hunting methods and salary negotiation; and

                           (vi)     office support and job search resources.

                  (j) "Good Reason" shall mean, without Executive's express written consent, after written notice to the Company, and after a thirty (30) day opportunity for the Company to cure, the continuing occurrence of any of the following events:

                           (i) Inconsistent Duties. A meaningful and detrimental alteration in Executive's position or in the nature or status of his responsibilities from those in effect immediately prior to the Change in Control;

                           (ii) Reduced Salary. A reduction of five percent (5%)
                  or more by the Company in either of the following: (a) Executive's highest annual base salary rate as in effect at any time during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary") (except for a less than ten percent (10%), across-the-board base salary rate reduction similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company); or (b) the sum of Executive's Base Salary plus target bonus under the Company's short term bonus plan, as in effect immediately prior to the Change in Control (except for a less than ten percent (10%), across-the-board reduction of base salary plus target bonus under such short term plan similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company);

                           (iii) Pension and Compensation Plans. The failure by
                  the Company to continue in effect any "pension plan or agreement" or "compensation plan or agreement" in which Executive participates or is a party as of the date of the Change in Control or the elimination of Executive's participation therein (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company). For purposes of this subsection (iii), a "pension plan or agreement" shall mean any written arrangement executed by an authorized officer of the Company which provides for payments upon retirement; and a "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the

                  Company which provides for periodic, non-discretionary compensatory payments to employees in the nature of bonuses;

                           (iv) Relocation. A change in Executive's work
                  location to a location more than fifty (50) miles from the facility where Executive was located immediately prior to the Change in Control, unless such new work location is within fifty (50) miles from Executive's principal place of residence at the time of the Change in Control. The acceptance, if any, by Executive of employment by the Company at a work location which is outside the fifty (50) mile radius set forth in this
                  Section 1(j)(iv) shall not be a waiver of Executive's right to refuse subsequent transfer by the Company to a location that is more than fifty (50) miles from Executive's principal place of residence at the time of the Change in Control, and such subsequent, unconsented transfer shall be "Good Reason" under this Agreement; or

                           (v) Benefits and Perquisites. The taking of any
                  action by the Company that would directly or indirectly materially reduce the benefits enjoyed by Executive under the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which Executive was participating immediately prior to the Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all employees of the Company).

                  For purposes of this Section 1(j), the term "Executive Employee" shall mean employees of the Company whose annual base salary is $140,000 or more.

                  Good Reason shall not include Executive's death or Disability. Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. The fact that Executive may be eligible for Retirement shall not prevent him from resigning for Good Reason provided an event of Good Reason shall have occurred. Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved as provided in Section 6 hereof.

                  (k) "Group Health Plan" shall mean the group health plan covering Executive, as such plan may be amended from time to time.

                  (l) "Group Life Insurance Plan" shall mean the group life insurance program covering Executive, as such plan may be amended from time to time.

                  (m) "Mirant" shall mean Mirant Corporation, a Delaware corporation, its successors and assigns.

                  (n) "Mirant Subsidiary" shall mean any corporation or other entity Controlled by Mirant. The term "Controlled" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

                  (o) "Month of Service" shall mean any calendar month during which Executive has worked at least one (1) hour or was on approved leave of absence while in the employ of the Company or any other Mirant Subsidiary.

                  (p) "Pension Plan" shall mean the Mirant Services LLC Pension Plan, or any successor thereto, as such plan may be amended from time to time.

                  (q) "Termination for Cause" or "Cause" shall mean the termination of Executive's employment by the Company upon the occurrence of any of the following:

                           (i) The willful and continued failure by Executive
                  substantially to perform his duties with the Company (other than any such failure resulting from Executive's Total Disability or from Executive's retirement or any such actual or anticipated failure resulting from termination by Executive for Good Reason) after a written demand for substantial performance is delivered to him by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties; or

                           (ii) The willful engaging by Executive in conduct
                  that is demonstrably and materially injurious to Mirant or the Company, monetarily or otherwise, including, but not limited to any of the following:

                                    (A)      any willful act involving fraud or
                           dishonesty in the course of Executive's employment by the Company;

                                    (B) the willful carrying out of any activity
                           or the making of any statement which would materially prejudice or impair the good name and standing of the Company, Mirant, or any Mirant Subsidiary or would bring the Company, Mirant, or any Mirant Subsidiary into contempt or ridicule, or would reasonably shock or offend any community in which the Company, Mirant or such Mirant Subsidiary is located;

                                    (C) attendance at work in a state of
                           intoxication or otherwise being found in possession at his workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                                    (D)      assault or other act of violence
                           against any person during the course of employment;
                           or

                                    (E) conviction of any felony or any
                           misdemeanor involving moral turpitude.

                  No act or failure to act by Executive shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

                  Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Executive was guilty of conduct set forth above in clause (i) or (ii) of this Section 1(q) and specifying the particulars thereof in detail.

                  (r) "Termination Date" shall mean the date on which Executive's employment with the Company is terminated.

                  (s) "Total Disability" shall mean Executive's total disability within the meaning of the Pension Plan.

                  (t) "Waiver and Release" shall mean the Waiver and Release Agreement attached hereto as Exhibit A.

                  (u) "Year of Service" shall mean Executive's Months of Service divided by twelve (12) rounded to the nearest whole year, rounding up if the remaining number of months is seven (7) or greater and rounding down if the remaining number of months is less than seven (7). If Executive has a break in his service with the Company, he will receive credit under this Agreement for service prior to the break in service only if the break in service is less than five (5) years.

         2.       Severance Benefits.

                  (a) Eligibility. Except as otherwise provided in this Section 2(a), if Executive's employment is involuntarily terminated by the Company at any time during the two-year period following a Change in Control for reasons other than Cause, or if Executive voluntarily terminates his employment with the Company for Good Reason at any time during the two-year period following a Change in Control, Executive shall be entitled to receive the benefits described in this Agreement upon the Company's receipt of an effective Waiver and Release. Notwithstanding anything to the contrary herein, Executive shall not be eligible to receive benefits under this Agreement if Executive:

                           (i) voluntarily terminates his employment with the Company other than for Good Reason;

                           (ii) has his employment terminated by the Company for Cause;

                           (iii) terminates employment by reason of his death or Total Disability.

                           Any termination by the Company for Cause, or by Executive for Good Reason, shall be communicated by written notice of termination to the other party hereto given in accordance with Section 7(g) of this Agreement. Such notice shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date. The failure by Executive or the Company to set forth in the notice of termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company, respectively, hereunder or preclude Executive or the Company, respectively, from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                  (b) Severance Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to a cash severance benefit in an amount equal to three (3) times his Annual Compensation (the "Severance Amount").

                  (c) Welfare Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof and is not otherwise eligible to receive retiree medical and life insurance benefits provided to certain retirees pursuant to the terms of the Group Health Plan and the Group Life Insurance Plan, or other plans providing such benefits to similarly situated employees who retire, he shall be entitled to the benefits set forth in this Section 2(c).

                           (i) Executive shall be eligible to participate in the
                  Company's Group Health Plan for a period of six (6) months for each of Executive's Years of Service, not to exceed a period of five (5) years, beginning on the first day of the first month following Executive's Termination Date unless otherwise specifically provided under such plan, upon payment of both the Company's and his monthly premium under such plan. If Executive elects to receive this extended medical coverage, he shall also be entitled to elect coverage under the Group Health Plan for his dependents who were participating in the Group Health Plan on Executive's Termination Date (and for such other dependents as may be entitled to coverage under the provisions of the Health Insurance Portability and Accountability Act of 1996) for the duration of Executive's extended medical coverage under this Section 2(c)(i) to the extent such dependents remain eligible for dependent coverage under the terms of the Group Health Plan.

                                    (A) The extended medical coverage afforded
                           to Executive pursuant to Section 2(c)(i), as well as the premiums to be paid by Executive in connection with such coverage shall be determined in accordance with the terms of the Group Health Plan and shall be subject to any changes in the terms and conditions of the Group Health Plan as well as any future increases in premiums under the Group Health Plan. The premiums to be paid by Executive in connection with this extended coverage shall be due on the first day of each month; provided, however, that if he fails to pay his premium within thirty (30) days of its due date, such extended coverage shall be terminated.

                                    (B) Any Group Health Plan coverage provided
                           under Section 2(c)(i) shall be in lieu of and not in addition to any COBRA Coverage which Executive or his dependent may elect. Executive or his dependents must waive COBRA coverage under the Group Health Plan as a condition precedent to receiving extended medical coverage pursuant to this Section 2(c). In the event that Executive or his dependents become eligible to be covered, by virtue of re-employment or otherwise, by any employer-sponsored group health plan or is eligible for coverage under any government-sponsored health plan during the above period, coverage under the Company's Group Health Plan available to Executive or his dependents by virtue of the provisions of Section 2(c)(i) shall terminate, except as may otherwise be required by law, and shall not be renewed.

                           (ii) Regardless of whether Executive elects the
                  extended coverage described in Section 2(c)(i) hereof, he shall be entitled to receive cash in an amount equal to the Company's and Executive's cost of premiums for three (3) years of coverage under the Group Health Plan and Group Life Insurance Plan in accordance with the terms of such plans as of the date of the Change in Control.

                  (d) Incentive Plans. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to the benefits under the Company's incentive plans as provided under the Change in Control Benefit Plan Determination Policy for "Severed Employees," in addition to any other benefits to which he would otherwise be entitled under such Policy.

                  (e) Payment of Benefits. The amounts due under Section 2(b) and 2(c)(ii) of this Agreement shall be paid in one (1) lump sum payment as soon as administratively practicable following the later of:
         (i) Executive's Termination Date, or (ii) upon Executive's tender of an effective Waiver and Release to the Company and the expiration of any applicable revocation period for such waiver. In the event of a dispute with respect to liability or amount of any benefit due hereunder, an effective Waiver and Release shall be tendered at the time of final resolution of any such dispute when payment is tendered by the Company. If the Company fails or refuses to make payments under the Agreement, Executive may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Mirant Services LLC Compensation and Benefit Arrangements" entered into by the Company and Mirant. Executive's right to payment is not increased as a result of this Guarantee. He has the same right to payment from Mirant as he would have from the Company. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                  (f) Benefits in the Event of Death. In the event of Executive's death prior to the payment of all amounts due under this Agreement, Executive's estate shall be entitled to receive as due any amounts not yet paid under this Agreement upon the tender by the executor or administrator of the estate of an effective Waiver and Release.

                  (g) Executive Outplacement Services. Executive shall be eligible to participate in the Executive Outplacement Program, which program shall not be less than six (6) months duration measured from Executive's Termination Date.

         3.       Possible Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to Executive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  Notwithstanding the foregoing provisions of this Section 3(a), if the Parachute Value (as defined below) of all Payments does not exceed 110% of Executive's Safe Harbor Amount (as defined below), then the Company shall not pay Executive a Gross-Up Payment, and the Payments due under this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount; provided, that if even after all Payments due under this Agreement are reduced to zero, the Parachute Value of all Payments would still exceed the Safe Harbor Amount, then no reduction of any Payments shall be made and the Gross-Up Payment shall be made. The reduction of the Payments due hereunder, if applicable, shall be made by first reducing the Severance Payments under Section 2(b), unless an alternative method of reduction is elected by Executive, and in any event shall be made in such a manner as to maximize the economic present value of all Payments actually made to Executive, determined by the accounting firm serving as the Company's auditors immediately prior to the change of control (the "Accounting Firm") as of the date of the change of control for purposes of Section 280G of the Code using the discount rate required by Section 280G(d)(4) of the

         Code. For purposes of this Section 3, the "Parachute Value" of a Payment means the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2) of the Code, as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment. For purposes of this Section 3, Executive's "Safe Harbor Amount" means one dollar less than three times Executive's "base amount" within the meaning of Section 280G(b)(3) of the Code.

                  (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment, whether and in what manner any Payments are to be reduced pursuant to the second paragraph of Section 3(a), and the assumptions to be used in arriving at such determinations, shall be made by the Accounting Firm, and shall be binding on the Company and Executive, except to the extent the Internal Revenue Service or a court of competent jurisdiction makes a final and binding determination inconsistent therewith. The Accounting Firm shall provide detailed supporting calculations both to the Company and Executive within 15 business days after receiving notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment that becomes due pursuant to this Section 3 shall be paid by the Company to Executive within the later of (i) five business days prior to the due date for the payment of the Excise Tax or (ii) five days after the receipt of the Accounting Firm's determination. As a result of the uncertainty in the application of
         Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that there has been an Underpayment or the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                  (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment (or an additional Gross-Up Payment). Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim. Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claim;

         provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, in its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, in its sole discretion, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, at any time after receiving a Gross-Up Payment or an advance pursuant to Section 3(c), Executive receives any refund of the associated Excise Tax, Executive shall (subject to the Company's having complied with the requirements of Section 3(c), if applicable) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon net of all taxes applicable thereto). If, after Executive receives an advance by the Company pursuant to Section 3(c), a determination is made that Executive is not entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of any Gross-Up Payment owed to Executive shall be reduced (but not below zero) by the amount of such advance.

                  (e) Notwithstanding any other provision of this Section 3, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of Executive, all or any portion of any Gross-Up Payment, and Executive hereby consents to such withholding.

         4. Transfer of Employment. In the event that Executive's employment by the Company is terminated during the two-year period following a Change in Control and Executive accepts employment by Mirant, a Mirant Subsidiary, or any employer that succeeds to all or substantially all of the assets of Mirant or any Mirant Subsidiary, the Company shall assign this Agreement to Mirant, such Mirant Subsidiary, or successor employer, Mirant shall accept such assignment or cause such Mirant Subsidiary or successor employer to accept such assignment, and such assignee shall become the "Company" for all purposes hereunder.

         5. No Mitigation. If Executive is otherwise eligible to receive benefits under Section 2 of this Agreement, he shall have no duty or obligation to seek other employment following his Termination Date and, except as otherwise provided in Section 2(c)(i)(B) hereof, the amounts due Executive hereunder shall not be reduced or suspended if Executive accepts such subsequent employment.

         6.       Arbitration.

                  (a) If the Company's obligations under this Agreement have been funded under the Mirant Corporation Deferred Compensation Trust Agreement or any successor rabbi trust, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by the procedures and dispute resolution mechanisms set forth in such trust agreement, to the extent such procedures and mechanisms are applicable to such dispute. Otherwise, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein. The arbitration shall be the sole and exclusive forum for resolution of any such claim for severance benefits and the arbitrators' award shall be final and binding. Any such claim for arbitration must be brought within one (1) year after Executive's Termination Date. The provisions of this Section 6 are not intended to apply to any other disputes, claims or controversies arising out of or relating to Executive's employment by the Company or the termination thereof.

                  (b) Arbitration shall be initiated by serving a written notice of demand for arbitration to Executive, in the case of the Company, or to the Board, in the case of Executive.

                  (c) The arbitration shall be held in Atlanta, Georgia. The arbitrators shall apply the law of the State of Georgia, to the extent not preempted by federal law, excluding any law which would require the application of the law of another state.

                  (d) The parties shall appoint arbitrators within fifteen (15) business days following service of the demand for arbitration. The number of arbitrators shall be three. One arbitrator shall be appointed by Executive, one arbitrator shall be appointed by the Company, and the two arbitrators shall appoint a third. If the arbitrators cannot agree on a third arbitrator within thirty (30) business days after the service of demand for arbitration, the third arbitrator shall be selected by the AAA.

                  (e) The arbitration filing fee shall be paid by Executive. All other costs of arbitration shall be borne equally by Executive and the Company, provided, however, that the Company shall reimburse Executive for such fees and costs, plus reasonable legal fees actually incurred by Executive, in the event any material issue in such dispute is finally resolved in Executive's favor.

                  (f) The parties agree that they will faithfully observe the rules that govern any arbitration between them, they will abide by and perform any award rendered by the arbitrators in any such arbitration, including any award of injunctive relief, and a judgment of a court having jurisdiction may be entered upon an award.

                  (g) The parties agree that nothing in this Section 6 is intended to preclude any court having jurisdiction from issuing and enforcing in any lawful manner such temporary restraining orders, preliminary injunctions, and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement regardless of whether an arbitration proceeding under this Section 6 has begun. The parties further agree that nothing herein shall prevent any court from entering and enforcing in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

         7.       Miscellaneous.

                  (a) Funding of Benefits. The benefits payable to Executive under this Agreement shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors; provided that such benefits may be funded in accordance with the Change in Control Benefit Plan Determination Policy.

                  (b) Withholding. There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

                  (c) Assignment. Executive shall have no rights to sell, assign, transfer, encumber, or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to do so shall be null and void and of no effect.

                  (d) Amendment and Termination. The Agreement may be amended or terminated only by a writing executed by the parties.

                  (e) Construction. This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent not preempted by federal law, disregarding any provision of law which would require the application of the law of another state.

                  (f) Pooling Accounting. Notwithstanding anything to the contrary herein, if, but for any provision of this Agreement, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting,), such provision or provisions of this Agreement which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Agreement, Pooling Accounting would be available for such Change in Control transaction.

                  (g) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or three days after mailing if mailed, first class, certified mail, postage prepaid:

                           To the Company:  Mirant Services LLC
                                            1155 Perimeter Center West
                                            Atlanta, Georgia 30338-5416
                                            Attention:  Chief Executive Officer

                           To Executive:    Roy P. McAllister
                                            160 Lazy Laurel Chase
                                            Roswell, GA  30076


         Any party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 1st day of February, 2002.

                                                  MIRANT CORPORATION


                                            By:   /s/
                                                  ------------------------------


                                                  MIRANT SERVICES LLC


                                            By:   /s/
                                                  ------------------------------


                                                  EXECUTIVE


                                                  /s/
                                                  ------------------------------
                                                  Roy P. McAllister

                                    EXHIBIT A

                           CHANGE IN CONTROL AGREEMENT

                               WAIVER AND RELEASE

         The attached Waiver and Release Agreement is to be executed by Executive upon the occurrence of an event that triggers eligibility for severance benefits under the Change in Control Agreement, as described in
Section 2(a) of such agreement.

                          WAIVER AND RELEASE AGREEMENT

         This Waiver and Release Agreement (the "Waiver and Release") is entered into by and among Mirant Corporation ("Mirant"), Mirant Services, LLC (the "Company") and Roy McAllister ("Executive") this ________ day of ________, 20__.

         1. General Waiver and Release: For and in consideration of the agreement of Mirant and the Company to provide Executive the severance benefits described in that certain Change in Control Agreement, dated as of January 1 2002, among Executive, Mirant and the Company (the "Agreement"), Executive, with the intention of binding himself and all of his heirs, executors, administrators and assigns, does hereby release, remise, acquit and forever discharge Mirant and the Company, and all of their respective past and present officers, directors, stockholders, employees, agents, parent corporations, predecessors, subsidiaries, affiliates, estates, successors, assigns and attorneys (hereinafter collectively referred to as "Released Parties") from any and all claims, charges, actions, causes of action, sums of money due, suits, debts, covenants, contracts, agreements, rights, damages, promises, demands or liabilities (hereinafter collectively referred to as "Claims") whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive, individually or as a member of any class, now has, owns or holds or has at any time heretofore ever had, owned or held against the Released Parties including, but not by way of limitation, Claims arising out of or in any way connected with Executive's employment with the Company or any of the Released Parties or the termination of any such employment relationship, including, but not by way of limitation, Claims pursuant to federal, state or local statute, regulation, ordinance or common-law for (i) employment discrimination; (ii) wrongful discharge; (iii) breach of contract; (iv) tort actions of any type, including those for intentional or negligent infliction of emotional harm; and
(v) unpaid benefits, wages, compensation, commissions, bonuses or incentive payments of any type, except as follows:

                  A. those obligations of the Company and its affiliates under the Agreement, pursuant to which this Waiver and Release is being executed and delivered; and

                  B. claims, if any, for Executive's accrued or vested benefits under the retirement plans, savings plans, investment plans and employee welfare benefit plans, if any, of the Released Parties (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974 ("ERISA")), as amended; provided, however, that nothing herein is intended to or shall be construed to require the Released Parties to institute or continue in effect any particular plan or benefit sponsored by the Released Parties and the Company and all other Released Parties hereby reserve the right to amend or terminate any such plan or benefit at any time; and

                  C. any rights to indemnification or advancement of expenses to which Executive may otherwise be entitled pursuant to the Articles of Incorporation or Bylaws of any of the Released Parties, or by contract or applicable law, as a result of Executive's service as an officer or director of any of the Released Parties.

         Executive further understands and agrees that he has knowingly relinquished, waived and forever released any and all remedies arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for backpay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys' fees.

         2. Waiver and Release of ADEA Claims: Without limiting the generality of the foregoing, and also for and in consideration of the Company's agreement to provide Executive Severance Benefits described in Article 3 of the Agreement, Executive specifically acknowledges and agrees that he does hereby knowingly and voluntarily release Mirant, the Company and all other Released Parties from any and all claims arising under the Age Discrimination in Employment Act, 29 U.S.C. ss. 621, et seq. ("ADEA"), which Executive ever had or now has from the beginning of time up to the date this Waiver and Release is executed, including, but not by way of limitation, those ADEA Claims which are in any way connected with any employment relationship or the termination of any employment relationship which existed between the Company or any other Released Parties and Executive. Executive also acknowledges that he has been provided with a notice, as required by the Older Workers Benefit Protection Act of 1990, that contains
(i) information about the individuals covered under the Agreement, (ii) the eligibility factors for participation in the Agreement, (iii) the time limits applicable to the Agreement, (iv) the job titles and ages of the employees designated to participate in the Agreement, (v) and the ages of the employees in the same job classification who have not been designated to participate in the Agreement. (See Attachment 1). Executive further acknowledges and agrees that he has been advised to consult with an attorney prior to executing this Waiver and Release and that he has been given forty-five (45) days to consider this Waiver and Release prior to its execution. Executive agrees that in the event that he executes this Waiver and Release prior to the expiration of the forty-five (45) day period, he shall waive the balance of said period. Executive also understands that he may revoke this Waiver and Release of ADEA Claims at any time within seven (7) days following its execution and that, if Executive revokes this Waiver and Release of ADEA Claims within such seven (7) day period, it shall not be effective or enforceable and he will not receive the above-described consideration or any payments provided for in the Agreement that have not been paid.

         3. Covenant Not to Sue: Executive acknowledges and agrees that this Waiver and Release may not be revoked at any time after the expiration of the seven (7) day revocation period and that he will not institute any suit, action, or proceeding, whether at law or equity, challenging the enforceability of this Waiver and Release. Should Executive ever attempt to challenge the terms of this Waiver and Release, attempt to obtain an order declaring this Waiver and Release to be null and void, or institute litigation against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the terms of this Waiver and Release, Executive will as a condition precedent to such action repay all monies paid to him under the terms of this

Waiver and Release. Furthermore, if Executive does not prevail in an action to challenge this Waiver and Release, to obtain an order declaring this Waiver and Release to be null and void, or in any action against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the Waiver and Release set forth herein, Executive shall pay to the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action.

         Provided, however, that it is understood and agreed by the parties that Executive shall not be required to repay the monies paid to him under the terms of this Waiver and Release or pay the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action (except those attorneys' fees or costs specifically authorized under federal law) in the event that Executive seeks to challenge his Waiver and Release of Claims under the ADEA.

         4. Denial of Liability: Executive acknowledges and agrees that neither the payment of Severance Benefits under the Agreement nor this Waiver and Release is to be construed in any way as an admission of any liability whatsoever by Mirant, the Company or any of the other Released Parties, by whom liability is expressly denied.

         5. Agreement Not to Seek Further Relief: Executive acknowledges and agrees that he has not, with respect to any transaction or state of facts existing prior to the date of execution of this Waiver and Release, filed any complaints, charges or lawsuits against any of the Released Parties with any governmental agency or any court or tribunal, and that he will not do so at any time hereafter. Executive further acknowledges and agrees that he hereby waives any right to accept any relief or recovery, including costs and attorneys' fees, that may arise from any charge or complaint before any federal, state or local court or administrative agency against the Released Parties.

         6. Company Property: Executive agrees that he will not retain or destroy, and will immediately return to the Company, any and all property of the Company in his possession or subject to his control, including, but not limited to, keys, credit and identification cards, personal items or equipment provided for his use, customer files and information, all other files and documents relating to the Company and its business, together with all written or recorded materials, documents, computer disks, plans, records or notes or other papers belonging to the Company. Executive further agrees not to make, distribute or retain copies of any such information or property.

         7. Confidentiality Agreement: Executive acknowledges that the terms of this Waiver and Release must be kept confidential. Accordingly, Executive agrees not to disclose or publish to any person or entity, except as required by law or as necessary to prepare tax returns, the terms and conditions or sums being paid in connection with this Waiver and Release.

         8. Acknowledgment: Executive acknowledges that he has carefully read and fully understands the terms of this Waiver and Release and the Agreement and that this Waiver and Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by Mirant, the Company or any or the other Released Parties as to the merits, legal liabilities or value of his claims. Executive further acknowledges that he has had a full and reasonable opportunity to consider this Waiver Release and that he has not been pressured or in any way coerced into executing this Waiver and Release.

         9. Choice of Laws: This Waiver and Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Georgia.

         10. Severability: With the exception of the waiver and releases contained in Sections 1 and 2 above, if any provision of this Waiver and Release is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this Waiver and Release and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision. In the event that both of the releases contained in Sections 1 and 2 above are unenforceable or are held to be unenforceable, the parties understand and agree that the remaining provisions of this Waiver and Release shall be rendered null and void and that neither party shall have any further obligation under any provision of this Waiver and Release.

         11. Entire Agreement: This document contains all terms of the Waiver and Release and supersedes and invalidates any previous agreements or contracts regarding the same subject matter. No representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein shall be of any force or effect.

         IN WITNESS WHEREOF, the undersigned acknowledges that he has read this Waiver and Release Agreement and sets his hand and seal this ____ day of ____________, 20__.


                                                     ---------------------------
                                                     Roy P. McAllister

Sworn to and subscribed before me this _____ day of ______________, 20__.



---------------------
Notary Public
My Commission Expires:

---------------------

                                                     MIRANT CORPORATION

                                                     By:
                                                         -----------------------
                                                     MIRANT SERVICES LLC

                                                     By:
                                                         -----------------------

                                                                   EXHIBIT 10.42

                           CHANGE IN CONTROL AGREEMENT

         THIS CHANGE IN CONTROL AGREEMENT ("Agreement") made and entered into by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and
S. Marce Fuller ("Executive") (hereinafter collectively referred to as the "Parties") is effective as of the execution date of this Agreement unless otherwise provided herein.

                              W I T N E S S E T H:

         WHEREAS, Executive serves as President and CEO of the Company, which serves as the employer with respect to assets held by Mirant;

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Annual Compensation" shall mean Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control, plus Executive's target annual bonus for the year in which the Change in Control occurred, or if such target annual bonus had not been set for such year, Executive's target annual bonus for the next previous year.

                  (b)      "Board" shall mean the board of directors of Mirant.

                  (c) "Change in Control" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy. However, any amendment to the Policy which causes the definition of "Change in Control" to be more restrictive than such definition in effect on the Effective Date shall not be taken into account for purposes of this Agreement, unless approved by the Board or a compensation committee thereof and agreed to in writing by Executive.

                  (d) "Change in Control Benefit Plan Determination Policy" shall mean the Mirant Change in Control Benefit Plan Determination Policy, as approved by the Board, as such policy may be amended from time to time in accordance with the provisions therein.

                  (e) "COBRA Coverage" shall mean any continuation coverage to which Executive or his dependents may be entitled pursuant to Code
         Section 4980B.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Company" shall mean Mirant Services LLC, its successors and assigns.

                  (h) "Effective Date" shall mean the date of execution of this Agreement, unless otherwise provided herein.

                  (i) "Executive Outplacement Program" shall mean the program established by the Company from time to time for the purpose of assisting executive officers of the Company in finding employment outside of the Company which provides for the following services:

                           (i) self-assessment, career decision and goal setting;
                           (ii)     job market research and job sources;
                           (iii)    networking and interviewing skills;
                           (iv)     planning and implementation strategy;
                           (v) resume writing, job hunting methods and salary negotiation; and
                           (vi)     office support and job search resources.

                  (j) "Good Reason" shall mean, without Executive's express written consent, after written notice to the Company, and after a thirty (30) day opportunity for the Company to cure, the continuing occurrence of any of the following events:

                           (i) Inconsistent Duties. A meaningful and detrimental alteration in Executive's position or in the nature or status of his responsibilities from those in effect immediately prior to the Change in Control;

                           (ii) Reduced Salary. A reduction of five percent (5%)
                  or more by the Company in either of the following: (a) Executive's highest annual base salary rate as in effect at any time during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary") (except for a less than ten percent (10%), across-the-board base salary rate reduction similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company); or (b) the sum of Executive's Base Salary plus target bonus under the Company's short term bonus plan, as in effect immediately prior to the Change in Control (except for a less than ten percent (10%), across-the-board reduction of base salary plus target bonus under such short term plan similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company);

                           (iii) Pension and Compensation Plans. The failure by
                  the Company to continue in effect any "pension plan or agreement" or "compensation plan or agreement" in which Executive participates or is a party as of the date of the Change in Control or the elimination of Executive's participation therein (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company). For purposes of this subsection (iii), a "pension plan or agreement" shall mean any written arrangement executed by an authorized officer of the Company which provides for payments upon retirement; and a "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the

                  Company which provides for periodic, non-discretionary compensatory payments to employees in the nature of bonuses;

                           (iv) Relocation. A change in Executive's work
                  location to a location more than fifty (50) miles from the facility where Executive was located immediately prior to the Change in Control, unless such new work location is within fifty (50) miles from Executive's principal place of residence at the time of the Change in Control. The acceptance, if any, by Executive of employment by the Company at a work location which is outside the fifty (50) mile radius set forth in this
                  Section 1(j)(iv) shall not be a waiver of Executive's right to refuse subsequent transfer by the Company to a location that is more than fifty (50) miles from Executive's principal place of residence at the time of the Change in Control, and such subsequent, unconsented transfer shall be "Good Reason" under this Agreement; or

                           (v) Benefits and Perquisites. The taking of any
                  action by the Company that would directly or indirectly materially reduce the benefits enjoyed by Executive under the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which Executive was participating immediately prior to the Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all employees of the Company).

                  For purposes of this Section 1(j), the term "Executive Employee" shall mean employees of the Company whose annual base salary is $140,000 or more.

                  Good Reason shall not include Executive's death or Disability. Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. The fact that Executive may be eligible for Retirement shall not prevent him from resigning for Good Reason provided an event of Good Reason shall have occurred. Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved by arbitration as provided in Section 6 hereof.

                  (k) "Group Health Plan" shall mean the group health plan covering Executive, as such plan may be amended from time to time.

                  (l) "Group Life Insurance Plan" shall mean the group life insurance program covering Executive, as such plan may be amended from time to time.

                  (m) "Mirant" shall mean Mirant Corporation, a Delaware corporation, its successors and assigns.

                  (n) "Mirant Subsidiary" shall mean any corporation or other entity Controlled by Mirant. The term "Controlled" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

                  (o) "Month of Service" shall mean any calendar month during which Executive has worked at least one (1) hour or was on approved leave of absence while in the employ of the Company or any other Mirant Subsidiary.

                  (p) "Pension Plan" shall mean the Mirant Services LLC Pension Plan, or any successor thereto, as such plan may be amended from time to time.

                  (q) "Termination for Cause" or "Cause" shall mean the termination of Executive's employment by the Company upon the occurrence of any of the following:

                           (i) The willful and continued failure by Executive
                  substantially to perform his duties with the Company (other than any such failure resulting from Executive's Total Disability or from Executive's retirement or any such actual or anticipated failure resulting from termination by Executive for Good Reason) after a written demand for substantial performance is delivered to him by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties; or

                           (ii) The willful engaging by Executive in conduct
                  that is demonstrably and materially injurious to Mirant or the Company, monetarily or otherwise, including, but not limited to any of the following:

                                    (A) any willful act involving fraud or
                           dishonesty in the course of Executive's employment by the Company;

                                    (B) the willful carrying out of any activity
                           or the making of any statement which would materially prejudice or impair the good name and standing of the Company, Mirant, or any Mirant Subsidiary or would bring the Company, Mirant, or any Mirant Subsidiary into contempt or ridicule, or would reasonably shock or offend any community in which the Company, Mirant or such Mirant Subsidiary is located;

                                    (C) attendance at work in a state of
                           intoxication or otherwise being found in possession at his workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                                    (D) assault or other act of violence against
                           any person during the course of employment; or

                                    (E) conviction of any felony or any
                           misdemeanor involving moral turpitude.

                  No act or failure to act by Executive shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

                  Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Executive was guilty of conduct set forth above in clause (i) or (ii) of this Section 1(q) and specifying the particulars thereof in detail.

                  (r) "Termination Date" shall mean the date on which Executive's employment with the Company is terminated.

                  (s) "Total Disability" shall mean Executive's total disability within the meaning of the Pension Plan.

                  (t) "Waiver and Release" shall mean the Waiver and Release Agreement attached hereto as Exhibit A.

                  (u) "Year of Service" shall mean Executive's Months of Service divided by twelve (12) rounded to the nearest whole year, rounding up if the remaining number of months is seven (7) or greater and rounding down if the remaining number of months is less than seven (7). If Executive has a break in his service with the Company, he will receive credit under this Agreement for service prior to the break in service only if the break in service is less than five (5) years.

         2.       Severance Benefits.

                  (a) Eligibility. Except as otherwise provided in this Section 2(a), if Executive's employment is involuntarily terminated by the Company at any time during the two-year period following a Change in Control for reasons other than Cause, or if Executive voluntarily terminates his employment with the Company for Good Reason at any time during the two-year period following a Change in Control, Executive shall be entitled to receive the benefits described in this Agreement upon the Company's receipt of an effective Waiver and Release. Notwithstanding anything to the contrary herein, Executive shall not be eligible to receive benefits under this Agreement if Executive:

                           (i) voluntarily terminates his employment with the Company other than for Good Reason;

                           (ii) has his employment terminated by the Company for Cause;

                           (iii) terminates employment by reason of his death or Total Disability.

                           Any termination by the Company for Cause, or by Executive for Good Reason, shall be communicated by written notice of termination to the other party hereto given in accordance with Section 7(g) of this Agreement. Such notice shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date. The failure by Executive or the Company to set forth in the notice of termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company, respectively, hereunder or preclude Executive or the Company, respectively, from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                  (b) Severance Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to a cash severance benefit in an amount equal to three (3) times his Annual Compensation (the "Severance Amount").

                  (c) Welfare Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof and is not otherwise eligible to receive retiree medical and life insurance benefits provided to certain retirees pursuant to the terms of the Group Health Plan and the Group Life Insurance Plan, or other plans providing such benefits to similarly situated employees who retire, he shall be entitled to the benefits set forth in this Section 2(c).

                           (i) Executive shall be eligible to participate in the
                  Company's Group Health Plan for a period of six (6) months for each of Executive's Years of Service, not to exceed a period of five (5) years, beginning on the first day of the first month following Executive's Termination Date unless otherwise specifically provided under such plan, upon payment of both the Company's and his monthly premium under such plan. If Executive elects to receive this extended medical coverage, he shall also be entitled to elect coverage under the Group Health Plan for his dependents who were participating in the Group Health Plan on Executive's Termination Date (and for such other dependents as may be entitled to coverage under the provisions of the Health Insurance Portability and Accountability Act of 1996) for the duration of Executive's extended medical coverage under this Section 2(c)(i) to the extent such dependents remain eligible for dependent coverage under the terms of the Group Health Plan.

                                    (A) The extended medical coverage afforded
                           to Executive pursuant to Section 2(c)(i), as well as the premiums to be paid by Executive in connection with such coverage shall be determined in accordance with the terms of the Group Health Plan and shall be subject to any changes in the terms and conditions of the Group Health Plan as well as any future increases in premiums under the Group Health Plan. The premiums to be paid by Executive in connection with this extended coverage shall be due on the first day of each month; provided, however, that if he fails to pay his premium within thirty (30) days of its due date, such extended coverage shall be terminated.

                                    (B) Any Group Health Plan coverage provided
                           under Section 2(c)(i) shall be in lieu of and not in addition to any COBRA Coverage which Executive or his dependent may elect. Executive or his dependents must waive COBRA coverage under the Group Health Plan as a condition precedent to receiving extended medical coverage pursuant to this Section 2(c). In the event that Executive or his dependents become eligible to be covered, by virtue of re-employment or otherwise, by any employer-sponsored group health plan or is eligible for coverage under any government-sponsored health plan during the above period, coverage under the Company's Group Health Plan available to Executive or his dependents by virtue of the provisions of Section 2(c)(i) shall terminate, except as may otherwise be required by law, and shall not be renewed.

                           (ii) Regardless of whether Executive elects the
                  extended coverage described in Section 2(c)(i) hereof, he shall be entitled to receive cash in an amount equal to the Company's and Executive's cost of premiums for three (3) years of coverage under the Group Health Plan and Group Life Insurance Plan in accordance with the terms of such plans as of the date of the Change in Control.

                  (d) Incentive Plans. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to the benefits under the Company's incentive plans as provided under the Change in Control Benefit Plan Determination Policy for "Severed Employees," in addition to any other benefits to which he would otherwise be entitled under such Policy.

                  (e) Payment of Benefits. The amounts due under Section 2(b) and 2(c)(ii) of this Agreement shall be paid in one (1) lump sum payment as soon as administratively practicable following the later of:
         (i) Executive's Termination Date, or (ii) upon Executive's tender of an effective Waiver and Release to the Company and the expiration of any applicable revocation period for such waiver. In the event of a dispute with respect to liability or amount of any benefit due hereunder, an effective Waiver and Release shall be tendered at the time of final resolution of any such dispute when payment is tendered by the Company. If the Company fails or refuses to make payments under the Agreement, Executive may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Mirant Services LLC Compensation and Benefit Arrangements" entered into by the Company and Mirant. Executive's right to payment is not increased as a result of this Guarantee. He has the same right to payment from Mirant as he would have from the Company. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                  (f) Benefits in the Event of Death. In the event of Executive's death prior to the payment of all amounts due under this Agreement, Executive's estate shall be entitled to receive as due any amounts not yet paid under this Agreement upon the tender by the executor or administrator of the estate of an effective Waiver and Release.

                  (g) Executive Outplacement Services. Executive shall be eligible to participate in the Executive Outplacement Program, which program shall not be less than six (6) months duration measured from Executive's Termination Date.

         3.       Possible Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to Executive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  Notwithstanding the foregoing provisions of this Section 3(a), if the Parachute Value (as defined below) of all Payments does not exceed 110% of Executive's Safe Harbor Amount (as defined below), then the Company shall not pay Executive a Gross-Up Payment, and the Payments due under this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount; provided, that if even after all Payments due under this Agreement are reduced to zero, the Parachute Value of all Payments would still exceed the Safe Harbor Amount, then no reduction of any Payments shall be made and the Gross -Up Payment shall be made. The reduction of the Payments due hereunder, if applicable, shall be made by first reducing the Severance Payments under Section 2(b), unless an alternative method of reduction is elected by Executive, and in any event shall be made in such a manner as to maximize the economic present value of all Payments actually made to Executive, determined by the accounting firm serving as the Company's auditors immediately prior to the change of control (the "Accounting Firm") as of the date of the change of control for purposes of Section 280G of the Code using the discount rate required by Section 280G(d)(4) of the Code. For purposes of this
         Section 3, the "Parachute Value" of a Payment means the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2) of the Code, as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment. For purposes of this Section 3, Executive's "Safe Harbor Amount" means one dollar less than three times Executive's "base amount" within the meaning of Section 280G(b)(3) of the Code.

                  (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment, whether and in what manner any Payments are to be reduced pursuant to the second paragraph of Section 3(a), and the assumptions to be used in arriving at such determinations, shall be made by the Accounting Firm, and shall be binding on the Company and Executive, except to the extent the Internal Revenue Service or a court of competent jurisdiction makes a final and binding determination inconsistent therewith. The Accounting Firm shall provide detailed supporting calculations both to the Company and Executive within 15 business days after receiving notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment that becomes due pursuant to this Section 3 shall be paid by the Company to Executive within the later of (i) five business days prior to the due date for the payment of the Excise Tax or (ii) five days after the receipt of the Accounting Firm's determination. As a result of the uncertainty in the application of
         Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that there has been an Underpayment or the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                  (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment (or an additional Gross-Up Payment). Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim. Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claim;

         provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, in its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, in its sole discretion, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, at any time after receiving a Gross-Up Payment or an advance pursuant to Section 3(c), Executive receives any refund of the associated Excise Tax, Executive shall (subject to the Company's having complied with the requirements of Section 3(c), if applicable) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon net of all taxes applicable thereto). If, after Executive receives an advance by the Company pursuant to
         Section 3(c), a determination is made that Executive is not entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of any Gross-Up Payment owed to Executive shall be reduced (but not below zero) by the amount of such advance.

                  (e) Notwithstanding any other provision of this Section 3, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of Executive, all or any portion of any Gross-Up Payment, and Executive hereby consents to such withholding.

         4. Transfer of Employment. In the event that Executive's employment by the Company is terminated during the two-year period following a Change in Control and Executive accepts employment by Mirant, a Mirant Subsidiary, or any employer that succeeds to all or substantially all of the assets of Mirant or any Mirant Subsidiary, the Company shall assign this Agreement to Mirant, such Mirant Subsidiary, or successor employer, Mirant shall accept such assignment or cause such Mirant Subsidiary or successor employer to accept such assignment, and such assignee shall become the "Company" for all purposes hereunder.

         5. No Mitigation. If Executive is otherwise eligible to receive benefits under Section 2 of this Agreement, he shall have no duty or obligation to seek other employment following his Termination Date and, except as otherwise provided in Section 2(c)(i)(B) hereof, the amounts due Executive hereunder shall not be reduced or suspended if Executive accepts such subsequent employment.

         6.       Arbitration.

                  (a) Any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein. The arbitration shall be the sole and exclusive forum for resolution of any such claim for severance benefits and the arbitrators' award shall be final and binding. Any such claim for arbitration must be brought within one (1) year after Executive's Termination Date. The provisions of this Section 6 are not intended to apply to any other disputes, claims or controversies arising out of or relating to Executive's employment by the Company or the termination thereof.

                  (b) Arbitration shall be initiated by serving a written notice of demand for arbitration to Executive, in the case of the Company, or to the Board, in the case of Executive.

                  (c) The arbitration shall be held in Atlanta, Georgia. The arbitrators shall apply the law of the State of Georgia, to the extent not preempted by federal law, excluding any law which would require the application of the law of another state.

                  (d) The parties shall appoint arbitrators within fifteen (15) business days following service of the demand for arbitration. The number of arbitrators shall be three. One arbitrator shall be appointed by Executive, one arbitrator shall be appointed by the Company, and the two arbitrators shall appoint a third. If the arbitrators cannot agree on a third arbitrator within thirty (30) business days after the service of demand for arbitration, the third arbitrator shall be selected by the AAA.

                  (e) The arbitration filing fee shall be paid by Executive. All other costs of arbitration shall be borne equally by Executive and the Company, provided, however, that the Company shall reimburse Executive for such fees and costs, plus reasonable legal fees actually incurred by Executive, in the event any material issue in such dispute is finally resolved in Executive's favor.

                  (f) The parties agree that they will faithfully observe the rules that govern any arbitration between them, they will abide by and perform any award rendered by the arbitrators in any such arbitration, including any award of injunctive relief, and a judgment of a court having jurisdiction may be entered upon an award.

                  (g) The parties agree that nothing in this Section 6 is intended to preclude any court having jurisdiction from issuing and enforcing in any lawful manner such temporary restraining orders, preliminary injunctions, and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement regardless of whether an arbitration proceeding under this Section 6 has begun. The parties further agree that nothing herein shall prevent any court from entering and enforcing in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

         7.       Miscellaneous.

                  (a) Funding of Benefits. Unless the Board shall in its discretion determine otherwise, the benefits payable to Executive under this Agreement shall not be funded in any manner and shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors.

                  (b) Withholding. There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

                  (c) Assignment. Executive shall have no rights to sell, assign, transfer, encumber, or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to do so shall be null and void and of no effect.

                  (d) Amendment and Termination. The Agreement may be amended or terminated only by a writing executed by the parties.

                  (e) Construction. This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent not preempted by federal law, disregarding any provision of law which would require the application of the law of another state.

                  (f) Pooling Accounting. Notwithstanding anything to the contrary herein, if, but for any provision of this Agreement, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting,), such provision or provisions of this Agreement which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Agreement, Pooling Accounting would be available for such Change in Control transaction.

                  (g) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or three days after mailing if mailed, first class, certified mail, postage prepaid:

                           To the Company:  Mirant Services LLC
                                            1155 Perimeter Center West
                                            Atlanta, Georgia 30338-5416
                                            Attention:  Chief Executive Officer

                           To Executive:             S. Marce Fuller

                                                     ----------------
                                                     ----------------
                                                     ----------------

         Any party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 2nd day of April, 2001.

                                            MIRANT CORPORATION


                                         By:          /s/
                                            -----------------------------------

                                            MIRANT SERVICES LLC


                                         By:          /s/
                                            -----------------------------------

                                            EXECUTIVE


                                                      /s/
                                            -----------------------------------
                                            S. Marce Fuller

                                    EXHIBIT A

                           CHANGE IN CONTROL AGREEMENT

                               WAIVER AND RELEASE


         The attached Waiver and Release Agreement is to be executed by Executive upon the occurrence of an event that triggers eligibility for severance benefits under the Change in Control Agreement, as described in
Section 2(a) of such agreement.

                          WAIVER AND RELEASE AGREEMENT

         This Waiver and Release Agreement (the "Waiver and Release") is entered into by and among Mirant Corporation ("Mirant"), Mirant Services, LLC (the "Company") and S. Marce Fuller ("Executive") this ________ day of ________, 20__.

         1. General Waiver and Release: For and in consideration of the agreement of Mirant and the Company to provide Executive the severance benefits described in that certain Change in Control Agreement, dated as of April 2, 2001, among Executive, Mirant and the Company (the "Agreement"), Executive, with the intention of binding himself and all of his heirs, executors, administrators and assigns, does hereby release, remise, acquit and forever discharge Mirant and the Company, and all of their respective past and present officers, directors, stockholders, employees, agents, parent corporations, predecessors, subsidiaries, affiliates, estates, successors, assigns and attorneys (hereinafter collectively referred to as "Released Parties") from any and all claims, charges, actions, causes of action, sums of money due, suits, debts, covenants, contracts, agreements, rights, damages, promises, demands or liabilities (hereinafter collectively referred to as "Claims") whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive, individually or as a member of any class, now has, owns or holds or has at any time heretofore ever had, owned or held against the Released Parties including, but not by way of limitation, Claims arising out of or in any way connected with Executive's employment with the Company or any of the Released Parties or the termination of any such employment relationship, including, but not by way of limitation, Claims pursuant to federal, state or local statute, regulation, ordinance or common-law for (i) employment discrimination; (ii) wrongful discharge; (iii) breach of contract; (iv) tort actions of any type, including those for intentional or negligent infliction of emotional harm; and
(v) unpaid benefits, wages, compensation, commissions, bonuses or incentive payments of any type, except as follows:

                  A. those obligations of the Company and its affiliates under the Agreement, pursuant to which this Waiver and Release is being executed and delivered; and

                  B. claims, if any, for Executive's accrued or vested benefits under the retirement plans, savings plans, investment plans and employee welfare benefit plans, if any, of the Released Parties (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974 ("ERISA")), as amended; provided, however, that nothing herein is intended to or shall be construed to require the Released Parties to institute or continue in effect any particular plan or benefit sponsored by the Released Parties and the Company and all other Released Parties hereby reserve the right to amend or terminate any such plan or benefit at any time; and

                  C. any rights to indemnification or advancement of expenses to which Executive may otherwise be entitled pursuant to the Articles of Incorporation or Bylaws of any of the Released Parties, or by contract or applicable law, as a result of Executive's service as an officer or director of any of the Released Parties.

         Executive further understands and agrees that he has knowingly relinquished, waived and forever released any and all remedies arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for backpay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys' fees.

         2. Waiver and Release of ADEA Claims: Without limiting the generality of the foregoing, and also for and in consideration of the Company's agreement to provide Executive Severance Benefits described in Article 3 of the Agreement, Executive specifically acknowledges and agrees that he does hereby knowingly and voluntarily release Mirant, the Company and all other Released Parties from any and all claims arising under the Age Discrimination in Employment Act, 29 U.S.C. ss. 621, et seq. ("ADEA"), which Executive ever had or now has from the beginning of time up to the date this Waiver and Release is executed, including, but not by way of limitation, those ADEA Claims which are in any way connected with any employment relationship or the termination of any employment relationship which existed between the Company or any other Released Parties and Executive. Executive also acknowledges that he has been provided with a notice, as required by the Older Workers Benefit Protection Act of 1990, that contains
(i) information about the individuals covered under the Agreement, (ii) the eligibility factors for participation in the Agreement, (iii) the time limits applicable to the Agreement, (iv) the job titles and ages of the employees designated to participate in the Agreement, (v) and the ages of the employees in the same job classification who have not been designated to participate in the Agreement. (See Attachment 1). Executive further acknowledges and agrees that he has been advised to consult with an attorney prior to executing this Waiver and Release and that he has been given forty-five (45) days to consider this Waiver and Release prior to its execution. Executive agrees that in the event that he executes this Waiver and Release prior to the expiration of the forty-five (45) day period, he shall waive the balance of said period. Executive also understands that he may revoke this Waiver and Release of ADEA Claims at any time within seven (7) days following its execution and that, if Executive revokes this Waiver and Release of ADEA Claims within such seven (7) day period, it shall not be effective or enforceable and he will not receive the above-described consideration or any payments provided for in the Agreement that have not been paid.

         3. Covenant Not to Sue: Executive acknowledges and agrees that this Waiver and Release may not be revoked at any time after the expiration of the seven (7) day revocation period and that he will not institute any suit, action, or proceeding, whether at law or equity, challenging the enforceability of this Waiver and Release. Should Executive ever attempt to challenge the terms of this Waiver and Release, attempt to obtain an order declaring this Waiver and Release to be null and void, or institute litigation against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the terms of this Waiver and Release, Executive will as a condition precedent to such action repay all monies paid to him under the terms of this

Waiver and Release. Furthermore, if Executive does not prevail in an action to challenge this Waiver and Release, to obtain an order declaring this Waiver and Release to be null and void, or in any action against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the Waiver and Release set forth herein, Executive shall pay to the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action.

         Provided, however, that it is understood and agreed by the parties that Executive shall not be required to repay the monies paid to him under the terms of this Waiver and Release or pay the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action (except those attorneys' fees or costs specifically authorized under federal law) in the event that Executive seeks to challenge his Waiver and Release of Claims under the ADEA.

         4. Denial of Liability: Executive acknowledges and agrees that neither the payment of Severance Benefits under the Agreement nor this Waiver and Release is to be construed in any way as an admission of any liability whatsoever by Mirant, the Company or any of the other Released Parties, by whom liability is expressly denied.

         5. Agreement Not to Seek Further Relief: Executive acknowledges and agrees that he has not, with respect to any transaction or state of facts existing prior to the date of execution of this Waiver and Release, filed any complaints, charges or lawsuits against any of the Released Parties with any governmental agency or any court or tribunal, and that he will not do so at any time hereafter. Executive further acknowledges and agrees that he hereby waives any right to accept any relief or recovery, including costs and attorneys' fees, that may arise from any charge or complaint before any federal, state or local court or administrative agency against the Released Parties.

         6. Company Property: Executive agrees that he will not retain or destroy, and will immediately return to the Company, any and all property of the Company in his possession or subject to his control, including, but not limited to, keys, credit and identification cards, personal items or equipment provided for his use, customer files and information, all other files and documents relating to the Company and its business, together with all written or recorded materials, documents, computer disks, plans, records or notes or other papers belonging to the Company. Executive further agrees not to make, distribute or retain copies of any such information or property.

         7. Confidentiality Agreement: Executive acknowledges that the terms of this Waiver and Release must be kept confidential. Accordingly, Executive agrees not to disclose or publish to any person or entity, except as required by law or as necessary to prepare tax returns, the terms and conditions or sums being paid in connection with this Waiver and Release.

         8. Acknowledgment: Executive acknowledges that he has carefully read and fully understands the terms of this Waiver and Release and the Agreement and that this Waiver and Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by Mirant, the Company or any or the other Released Parties as to the merits, legal liabilities or value of his claims. Executive further acknowledges that he has had a full and reasonable opportunity to consider this Waiver Release and that he has not been pressured or in any way coerced into executing this Waiver and Release.

         9. Choice of Laws: This Waiver and Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Georgia.

         10. Severability: With the exception of the waiver and releases contained in Sections 1 and 2 above, if any provision of this Waiver and Release is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this Waiver and Release and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision. In the event that both of the releases contained in Sections 1 and 2 above are unenforceable or are held to be unenforceable, the parties understand and agree that the remaining provisions of this Waiver and Release shall be rendered null and void and that neither party shall have any further obligation under any provision of this Waiver and Release.

         11. Entire Agreement: This document contains all terms of the Waiver and Release and supersedes and invalidates any previous agreements or contracts regarding the same subject matter. No representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein shall be of any force or effect.

         IN WITNESS WHEREOF, the undersigned acknowledges that he has read this Waiver and Release Agreement and sets his hand and seal this ____ day of ____________, 20__.

                                                     --------------------------
                                                     S. Marce Fuller

Sworn to and subscribed before me this _____ day of ______________, 20__.


---------------------
Notary Public
My Commission Expires:

---------------------

                                            MIRANT CORPORATION

                                            By:
                                               -------------------------------

                                            MIRANT SERVICES LLC


                                            By:
                                               -------------------------------

                                                                   EXHIBIT 10.43

                           CHANGE IN CONTROL AGREEMENT

         THIS CHANGE IN CONTROL AGREEMENT ("Agreement") made and entered into by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and Raymond Hill ("Executive") (hereinafter collectively referred to as the "Parties") is effective as of the execution date of this Agreement unless otherwise provided herein.

                              W I T N E S S E T H:

         WHEREAS, Executive serves as Executive Vice President and CFO & Assistant Secretary of the Company, which serves as the employer with respect to assets held by Mirant;

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Annual Compensation" shall mean Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control, plus Executive's target annual bonus for the year in which the Change in Control occurred, or if such target annual bonus had not been set for such year, Executive's target annual bonus for the next previous year.

                  (b)      "Board" shall mean the board of directors of Mirant.

                  (c) "Change in Control" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy. However, any amendment to the Policy which causes the definition of "Change in Control" to be more restrictive than such definition in effect on the Effective Date shall not be taken into account for purposes of this Agreement, unless approved by the Board or a compensation committee thereof and agreed to in writing by Executive.

                  (d) "Change in Control Benefit Plan Determination Policy" shall mean the Mirant Change in Control Benefit Plan Determination Policy, as approved by the Board, as such policy may be amended from time to time in accordance with the provisions therein.

                  (e) "COBRA Coverage" shall mean any continuation coverage to which Executive or his dependents may be entitled pursuant to Code
         Section 4980B.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Company" shall mean Mirant Services LLC, its successors and assigns.

                  (h) "Effective Date" shall mean the date of execution of this Agreement, unless otherwise provided herein.

                  (i) "Executive Outplacement Program" shall mean the program established by the Company from time to time for the purpose of assisting executive officers of the Company in finding employment outside of the Company which provides for the following services:

                           (i) self-assessment, career decision and goal setting;
                           (ii)     job market research and job sources;
                           (iii)    networking and interviewing skills;
                           (iv)     planning and implementation strategy;
                           (v) resume writing, job hunting methods and salary negotiation; and
                           (vi)     office support and job search resources.

                  (j) "Good Reason" shall mean, without Executive's express written consent, after written notice to the Company, and after a thirty (30) day opportunity for the Company to cure, the continuing occurrence of any of the following events:

                           (i) Inconsistent Duties. A meaningful and detrimental alteration in Executive's position or in the nature or status of his responsibilities from those in effect immediately prior to the Change in Control;

                           (ii) Reduced Salary. A reduction of five percent (5%)
                  or more by the Company in either of the following: (a) Executive's highest annual base salary rate as in effect at any time during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary") (except for a less than ten percent (10%), across-the-board base salary rate reduction similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company); or (b) the sum of Executive's Base Salary plus target bonus under the Company's short term bonus plan, as in effect immediately prior to the Change in Control (except for a less than ten percent (10%), across-the-board reduction of base salary plus target bonus under such short term plan similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company);

                           (iii) Pension and Compensation Plans. The failure by
                  the Company to continue in effect any "pension plan or agreement" or "compensation plan or agreement" in which Executive participates or is a party as of the date of the Change in Control or the elimination of Executive's participation therein (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company). For purposes of this subsection (iii), a "pension plan or agreement" shall mean any written arrangement executed by an authorized officer of the Company which provides for payments upon retirement; and a "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the

                  Company which provides for periodic, non-discretionary compensatory payments to employees in the nature of bonuses;

                           (iv) Relocation. A change in Executive's work
                  location to a location more than fifty (50) miles from the facility where Executive was located immediately prior to the Change in Control, unless such new work location is within fifty (50) miles from Executive's principal place of residence at the time of the Change in Control. The acceptance, if any, by Executive of employment by the Company at a work location which is outside the fifty (50) mile radius set forth in this
                  Section 1(j)(iv) shall not be a waiver of Executive's right to refuse subsequent transfer by the Company to a location that is more than fifty (50) miles from Executive's principal place of residence at the time of the Change in Control, and such subsequent, unconsented transfer shall be "Good Reason" under this Agreement; or

                           (v) Benefits and Perquisites. The taking of any
                  action by the Company that would directly or indirectly materially reduce the benefits enjoyed by Executive under the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which Executive was participating immediately prior to the Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all employees of the Company).

                  For purposes of this Section 1(j), the term "Executive Employee" shall mean employees of the Company whose annual base salary is $140,000 or more.

                  Good Reason shall not include Executive's death or Disability. Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. The fact that Executive may be eligible for Retirement shall not prevent him from resigning for Good Reason provided an event of Good Reason shall have occurred. Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved by arbitration as provided in Section 6 hereof.

                  (k) "Group Health Plan" shall mean the group health plan covering Executive, as such plan may be amended from time to time.

                  (l) "Group Life Insurance Plan" shall mean the group life insurance program covering Executive, as such plan may be amended from time to time.

                  (m) "Mirant" shall mean Mirant Corporation, a Delaware corporation, its successors and assigns.

                  (n) "Mirant Subsidiary" shall mean any corporation or other entity Controlled by Mirant. The term "Controlled" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

                  (o) "Month of Service" shall mean any calendar month during which Executive has worked at least one (1) hour or was on approved leave of absence while in the employ of the Company or any other Mirant Subsidiary.

                  (p) "Pension Plan" shall mean the Mirant Services LLC Pension Plan, or any successor thereto, as such plan may be amended from time to time.

                  (q) "Termination for Cause" or "Cause" shall mean the termination of Executive's employment by the Company upon the occurrence of any of the following:

                           (i) The willful and continued failure by Executive
                  substantially to perform his duties with the Company (other than any such failure resulting from Executive's Total Disability or from Executive's retirement or any such actual or anticipated failure resulting from termination by Executive for Good Reason) after a written demand for substantial performance is delivered to him by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties; or

                           (ii) The willful engaging by Executive in conduct
                  that is demonstrably and materially injurious to Mirant or the Company, monetarily or otherwise, including, but not limited to any of the following:

                                    (A) any willful act involving fraud or
                           dishonesty in the course of Executive's employment by the Company;

                                    (B) the willful carrying out of any activity
                           or the making of any statement which would materially prejudice or impair the good name and standing of the Company, Mirant, or any Mirant Subsidiary or would bring the Company, Mirant, or any Mirant Subsidiary into contempt or ridicule, or would reasonably shock or offend any community in which the Company, Mirant or such Mirant Subsidiary is located;

                                    (C) attendance at work in a state of
                           intoxication or otherwise being found in possession at his workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                                    (D) assault or other act of violence against
                           any person during the course of employment; or

                                    (E) conviction of any felony or any
                           misdemeanor involving moral turpitude.

                  No act or failure to act by Executive shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

                  Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Executive was guilty of conduct set forth above in clause (i) or (ii) of this Section 1(q) and specifying the particulars thereof in detail.

                  (r) "Termination Date" shall mean the date on which Executive's employment with the Company is terminated.

                  (s) "Total Disability" shall mean Executive's total disability within the meaning of the Pension Plan.

                  (t) "Waiver and Release" shall mean the Waiver and Release Agreement attached hereto as Exhibit A.

                  (u) "Year of Service" shall mean Executive's Months of Service divided by twelve (12) rounded to the nearest whole year, rounding up if the remaining number of months is seven (7) or greater and rounding down if the remaining number of months is less than seven (7). If Executive has a break in his service with the Company, he will receive credit under this Agreement for service prior to the break in service only if the break in service is less than five (5) years.

         2.       Severance Benefits.

                  (a) Eligibility. Except as otherwise provided in this Section 2(a), if Executive's employment is involuntarily terminated by the Company at any time during the two-year period following a Change in Control for reasons other than Cause, or if Executive voluntarily terminates his employment with the Company for Good Reason at any time during the two-year period following a Change in Control, Executive shall be entitled to receive the benefits described in this Agreement upon the Company's receipt of an effective Waiver and Release. Notwithstanding anything to the contrary herein, Executive shall not be eligible to receive benefits under this Agreement if Executive:

                           (i) voluntarily terminates his employment with the Company other than for Good Reason;

                           (ii) has his employment terminated by the Company for Cause;

                           (iii) terminates employment by reason of his death or Total Disability.

                           Any termination by the Company for Cause, or by Executive for Good Reason, shall be communicated by written notice of termination to the other party hereto given in accordance with Section 7(g) of this Agreement. Such notice shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date. The failure by Executive or the Company to set forth in the notice of termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company, respectively, hereunder or preclude Executive or the Company, respectively, from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                  (b) Severance Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to a cash severance benefit in an amount equal to three (3) times his Annual Compensation (the "Severance Amount").

                  (c) Welfare Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof and is not otherwise eligible to receive retiree medical and life insurance benefits provided to certain retirees pursuant to the terms of the Group Health Plan and the Group Life Insurance Plan, or other plans providing such benefits to similarly situated employees who retire, he shall be entitled to the benefits set forth in this Section 2(c).

                           (i) Executive shall be eligible to participate in the
                  Company's Group Health Plan for a period of six (6) months for each of Executive's Years of Service, not to exceed a period of five (5) years, beginning on the first day of the first month following Executive's Termination Date unless otherwise specifically provided under such plan, upon payment of both the Company's and his monthly premium under such plan. If Executive elects to receive this extended medical coverage, he shall also be entitled to elect coverage under the Group Health Plan for his dependents who were participating in the Group Health Plan on Executive's Termination Date (and for such other dependents as may be entitled to coverage under the provisions of the Health Insurance Portability and Accountability Act of 1996) for the duration of Executive's extended medical coverage under this Section 2(c)(i) to the extent such dependents remain eligible for dependent coverage under the terms of the Group Health Plan.

                                    (A) The extended medical coverage afforded
                           to Executive pursuant to Section 2(c)(i), as well as the premiums to be paid by Executive in connection with such coverage shall be determined in accordance with the terms of the Group Health Plan and shall be subject to any changes in the terms and conditions of the Group Health Plan as well as any future increases in premiums under the Group Health Plan. The premiums to be paid by Executive in connection with this extended coverage shall be due on the first day of each month; provided, however, that if he fails to pay his premium within thirty (30) days of its due date, such extended coverage shall be terminated.

                                    (B) Any Group Health Plan coverage provided
                           under Section 2(c)(i) shall be in lieu of and not in addition to any COBRA Coverage which Executive or his dependent may elect. Executive or his dependents must waive COBRA coverage under the Group Health Plan as a condition precedent to receiving extended medical coverage pursuant to this Section 2(c). In the event that Executive or his dependents become eligible to be covered, by virtue of re-employment or otherwise, by any employer-sponsored group health plan or is eligible for coverage under any government-sponsored health plan during the above period, coverage under the Company's Group Health Plan available to Executive or his dependents by virtue of the provisions of Section 2(c)(i) shall terminate, except as may otherwise be required by law, and shall not be renewed.

                           (ii) Regardless of whether Executive elects the
                  extended coverage described in Section 2(c)(i) hereof, he shall be entitled to receive cash in an amount equal to the Company's and Executive's cost of premiums for three (3) years of coverage under the Group Health Plan and Group Life Insurance Plan in accordance with the terms of such plans as of the date of the Change in Control.

                  (d) Incentive Plans. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to the benefits under the Company's incentive plans as provided under the Change in Control Benefit Plan Determination Policy for "Severed Employees," in addition to any other benefits to which he would otherwise be entitled under such Policy.

                  (e) Payment of Benefits. The amounts due under Section 2(b) and 2(c)(ii) of this Agreement shall be paid in one (1) lump sum payment as soon as administratively practicable following the later of:
         (i) Executive's Termination Date, or (ii) upon Executive's tender of an effective Waiver and Release to the Company and the expiration of any applicable revocation period for such waiver. In the event of a dispute with respect to liability or amount of any benefit due hereunder, an effective Waiver and Release shall be tendered at the time of final resolution of any such dispute when payment is tendered by the Company. If the Company fails or refuses to make payments under the Agreement, Executive may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Mirant Services LLC Compensation and Benefit Arrangements" entered into by the Company and Mirant. Executive's right to payment is not increased as a result of this Guarantee. He has the same right to payment from Mirant as he would have from the Company. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                  (f) Benefits in the Event of Death. In the event of Executive's death prior to the payment of all amounts due under this Agreement, Executive's estate shall be entitled to receive as due any amounts not yet paid under this Agreement upon the tender by the executor or administrator of the estate of an effective Waiver and Release.

                  (g) Executive Outplacement Services. Executive shall be eligible to participate in the Executive Outplacement Program, which program shall not be less than six (6) months duration measured from Executive's Termination Date.

         3.       Possible Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to Executive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  Notwithstanding the foregoing provisions of this Section 3(a), if the Parachute Value (as defined below) of all Payments does not exceed 110% of Executive's Safe Harbor Amount (as defined below), then the Company shall not pay Executive a Gross-Up Payment, and the Payments due under this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount; provided, that if even after all Payments due under this Agreement are reduced to zero, the Parachute Value of all Payments would still exceed the Safe Harbor Amount, then no reduction of any Payments shall be made and the Gross -Up Payment shall be made. The reduction of the Payments due hereunder, if applicable, shall be made by first reducing the Severance Payments under Section 2(b), unless an alternative method of reduction is elected by Executive, and in any event shall be made in such a manner as to maximize the economic present value of all Payments actually made to Executive, determined by the accounting firm serving as the Company's auditors immediately prior to the change of control (the "Accounting Firm") as of the date of the change of control for purposes of Section 280G of the Code using the discount rate required by Section 280G(d)(4) of the Code. For purposes of this
         Section 3, the "Parachute Value" of a Payment means the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2) of the Code, as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment. For purposes of this Section 3, Executive's "Safe Harbor Amount" means one dollar less than three times Executive's "base amount" within the meaning of Section 280G(b)(3) of the Code.

                  (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment, whether and in what manner any Payments are to be reduced pursuant to the second paragraph of Section 3(a), and the assumptions to be used in arriving at such determinations, shall be made by the Accounting Firm, and shall be binding on the Company and Executive, except to the extent the Internal Revenue Service or a court of competent jurisdiction makes a final and binding determination inconsistent therewith. The Accounting Firm shall provide detailed supporting calculations both to the Company and Executive within 15 business days after receiving notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment that becomes due pursuant to this Section 3 shall be paid by the Company to Executive within the later of (i) five business days prior to the due date for the payment of the Excise Tax or (ii) five days after the receipt of the Accounting Firm's determination. As a result of the uncertainty in the application of
         Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that there has been an Underpayment or the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                  (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment (or an additional Gross-Up Payment). Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim. Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claim;

         provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, in its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, in its sole discretion, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, at any time after receiving a Gross-Up Payment or an advance pursuant to Section 3(c), Executive receives any refund of the associated Excise Tax, Executive shall (subject to the Company's having complied with the requirements of Section 3(c), if applicable) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon net of all taxes applicable thereto). If, after Executive receives an advance by the Company pursuant to
         Section 3(c), a determination is made that Executive is not entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of any Gross-Up Payment owed to Executive shall be reduced (but not below zero) by the amount of such advance.

                  (e) Notwithstanding any other provision of this Section 3, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of Executive, all or any portion of any Gross-Up Payment, and Executive hereby consents to such withholding.

         4. Transfer of Employment. In the event that Executive's employment by the Company is terminated during the two-year period following a Change in Control and Executive accepts employment by Mirant, a Mirant Subsidiary, or any employer that succeeds to all or substantially all of the assets of Mirant or any Mirant Subsidiary, the Company shall assign this Agreement to Mirant, such Mirant Subsidiary, or successor employer, Mirant shall accept such assignment or cause such Mirant Subsidiary or successor employer to accept such assignment, and such assignee shall become the "Company" for all purposes hereunder.

         5. No Mitigation. If Executive is otherwise eligible to receive benefits under Section 2 of this Agreement, he shall have no duty or obligation to seek other employment following his Termination Date and, except as otherwise provided in Section 2(c)(i)(B) hereof, the amounts due Executive hereunder shall not be reduced or suspended if Executive accepts such subsequent employment.

         6.       Arbitration.

                  (a) Any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein. The arbitration shall be the sole and exclusive forum for resolution of any such claim for severance benefits and the arbitrators' award shall be final and binding. Any such claim for arbitration must be brought within one (1) year after Executive's Termination Date. The provisions of this Section 6 are not intended to apply to any other disputes, claims or controversies arising out of or relating to Executive's employment by the Company or the termination thereof.

                  (b) Arbitration shall be initiated by serving a written notice of demand for arbitration to Executive, in the case of the Company, or to the Board, in the case of Executive.

                  (c) The arbitration shall be held in Atlanta, Georgia. The arbitrators shall apply the law of the State of Georgia, to the extent not preempted by federal law, excluding any law which would require the application of the law of another state.

                  (d) The parties shall appoint arbitrators within fifteen (15) business days following service of the demand for arbitration. The number of arbitrators shall be three. One arbitrator shall be appointed by Executive, one arbitrator shall be appointed by the Company, and the two arbitrators shall appoint a third. If the arbitrators cannot agree on a third arbitrator within thirty (30) business days after the service of demand for arbitration, the third arbitrator shall be selected by the AAA.

                  (e) The arbitration filing fee shall be paid by Executive. All other costs of arbitration shall be borne equally by Executive and the Company, provided, however, that the Company shall reimburse Executive for such fees and costs, plus reasonable legal fees actually incurred by Executive, in the event any material issue in such dispute is finally resolved in Executive's favor.

                  (f) The parties agree that they will faithfully observe the rules that govern any arbitration between them, they will abide by and perform any award rendered by the arbitrators in any such arbitration, including any award of injunctive relief, and a judgment of a court having jurisdiction may be entered upon an award.

                  (g) The parties agree that nothing in this Section 6 is intended to preclude any court having jurisdiction from issuing and enforcing in any lawful manner such temporary restraining orders, preliminary injunctions, and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement regardless of whether an arbitration proceeding under this Section 6 has begun. The parties further agree that nothing herein shall prevent any court from entering and enforcing in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

         7.       Miscellaneous.

                  (a) Funding of Benefits. Unless the Board shall in its discretion determine otherwise, the benefits payable to Executive under this Agreement shall not be funded in any manner and shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors.

                  (b) Withholding. There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

                  (c) Assignment. Executive shall have no rights to sell, assign, transfer, encumber, or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to do so shall be null and void and of no effect.

                  (d) Amendment and Termination. The Agreement may be amended or terminated only by a writing executed by the parties.

                  (e) Construction. This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent not preempted by federal law, disregarding any provision of law which would require the application of the law of another state.

                  (f) Pooling Accounting. Notwithstanding anything to the contrary herein, if, but for any provision of this Agreement, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting,), such provision or provisions of this Agreement which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Agreement, Pooling Accounting would be available for such Change in Control transaction.

                  (g) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or three days after mailing if mailed, first class, certified mail, postage prepaid:

                           To the Company:  Mirant Services LLC
                                            1155 Perimeter Center West
                                            Atlanta, Georgia 30338-5416
                                            Attention:  Chief Executive Officer

                           To Executive:             Raymond Hill

                                                     ----------------
                                                     ----------------
                                                     ----------------

         Any party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 2nd day of April, 2001.


                                            MIRANT CORPORATION


                                         By:          /s/
                                            -----------------------------------

                                            MIRANT SERVICES LLC


                                         By:          /s/
                                            -----------------------------------

                                            EXECUTIVE


                                                      /s/
                                            -----------------------------------
                                            Ray Hill

                                    EXHIBIT A

                           CHANGE IN CONTROL AGREEMENT

                               WAIVER AND RELEASE


         The attached Waiver and Release Agreement is to be executed by Executive upon the occurrence of an event that triggers eligibility for severance benefits under the Change in Control Agreement, as described in
Section 2(a) of such agreement.

                          WAIVER AND RELEASE AGREEMENT

         This Waiver and Release Agreement (the "Waiver and Release") is entered into by and among Mirant Corporation ("Mirant"), Mirant Services, LLC (the "Company") and S. Marce Fuller ("Executive") this ________ day of ________, 20__.

         1. General Waiver and Release: For and in consideration of the agreement of Mirant and the Company to provide Executive the severance benefits described in that certain Change in Control Agreement, dated as of April 2, 2001, among Executive, Mirant and the Company (the "Agreement"), Executive, with the intention of binding himself and all of his heirs, executors, administrators and assigns, does hereby release, remise, acquit and forever discharge Mirant and the Company, and all of their respective past and present officers, directors, stockholders, employees, agents, parent corporations, predecessors, subsidiaries, affiliates, estates, successors, assigns and attorneys (hereinafter collectively referred to as "Released Parties") from any and all claims, charges, actions, causes of action, sums of money due, suits, debts, covenants, contracts, agreements, rights, damages, promises, demands or liabilities (hereinafter collectively referred to as "Claims") whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive, individually or as a member of any class, now has, owns or holds or has at any time heretofore ever had, owned or held against the Released Parties including, but not by way of limitation, Claims arising out of or in any way connected with Executive's employment with the Company or any of the Released Parties or the termination of any such employment relationship, including, but not by way of limitation, Claims pursuant to federal, state or local statute, regulation, ordinance or common-law for (i) employment discrimination; (ii) wrongful discharge; (iii) breach of contract; (iv) tort actions of any type, including those for intentional or negligent infliction of emotional harm; and
(v) unpaid benefits, wages, compensation, commissions, bonuses or incentive payments of any type, except as follows:

                  A. those obligations of the Company and its affiliates under the Agreement, pursuant to which this Waiver and Release is being executed and delivered; and

                  B. claims, if any, for Executive's accrued or vested benefits under the retirement plans, savings plans, investment plans and employee welfare benefit plans, if any, of the Released Parties (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974 ("ERISA")), as amended; provided, however, that nothing herein is intended to or shall be construed to require the Released Parties to institute or continue in effect any particular plan or benefit sponsored by the Released Parties and the Company and all other Released Parties hereby reserve the right to amend or terminate any such plan or benefit at any time; and

                  C. any rights to indemnification or advancement of expenses to which Executive may otherwise be entitled pursuant to the Articles of Incorporation or Bylaws of any of the Released Parties, or by contract or applicable law, as a result of Executive's service as an officer or director of any of the Released Parties.

         Executive further understands and agrees that he has knowingly relinquished, waived and forever released any and all remedies arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for backpay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys' fees.

         2. Waiver and Release of ADEA Claims: Without limiting the generality of the foregoing, and also for and in consideration of the Company's agreement to provide Executive Severance Benefits described in Article 3 of the Agreement, Executive specifically acknowledges and agrees that he does hereby knowingly and voluntarily release Mirant, the Company and all other Released Parties from any and all claims arising under the Age Discrimination in Employment Act, 29 U.S.C. ss. 621, et seq. ("ADEA"), which Executive ever had or now has from the beginning of time up to the date this Waiver and Release is executed, including, but not by way of limitation, those ADEA Claims which are in any way connected with any employment relationship or the termination of any employment relationship which existed between the Company or any other Released Parties and Executive. Executive also acknowledges that he has been provided with a notice, as required by the Older Workers Benefit Protection Act of 1990, that contains
(i) information about the individuals covered under the Agreement, (ii) the eligibility factors for participation in the Agreement, (iii) the time limits applicable to the Agreement, (iv) the job titles and ages of the employees designated to participate in the Agreement, (v) and the ages of the employees in the same job classification who have not been designated to participate in the Agreement. (See Attachment 1). Executive further acknowledges and agrees that he has been advised to consult with an attorney prior to executing this Waiver and Release and that he has been given forty-five (45) days to consider this Waiver and Release prior to its execution. Executive agrees that in the event that he executes this Waiver and Release prior to the expiration of the forty-five (45) day period, he shall waive the balance of said period. Executive also understands that he may revoke this Waiver and Release of ADEA Claims at any time within seven (7) days following its execution and that, if Executive revokes this Waiver and Release of ADEA Claims within such seven (7) day period, it shall not be effective or enforceable and he will not receive the above-described consideration or any payments provided for in the Agreement that have not been paid.

         3. Covenant Not to Sue: Executive acknowledges and agrees that this Waiver and Release may not be revoked at any time after the expiration of the seven (7) day revocation period and that he will not institute any suit, action, or proceeding, whether at law or equity, challenging the enforceability of this Waiver and Release. Should Executive ever attempt to challenge the terms of this Waiver and Release, attempt to obtain an order declaring this Waiver and Release to be null and void, or institute litigation against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the terms of this Waiver and Release, Executive will as a condition precedent to such action repay all monies paid to him under the terms of this

Waiver and Release. Furthermore, if Executive does not prevail in an action to challenge this Waiver and Release, to obtain an order declaring this Waiver and Release to be null and void, or in any action against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the Waiver and Release set forth herein, Executive shall pay to the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action.

         Provided, however, that it is understood and agreed by the parties that Executive shall not be required to repay the monies paid to him under the terms of this Waiver and Release or pay the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action (except those attorneys' fees or costs specifically authorized under federal law) in the event that Executive seeks to challenge his Waiver and Release of Claims under the ADEA.

         4. Denial of Liability: Executive acknowledges and agrees that neither the payment of Severance Benefits under the Agreement nor this Waiver and Release is to be construed in any way as an admission of any liability whatsoever by Mirant, the Company or any of the other Released Parties, by whom liability is expressly denied.

         5. Agreement Not to Seek Further Relief: Executive acknowledges and agrees that he has not, with respect to any transaction or state of facts existing prior to the date of execution of this Waiver and Release, filed any complaints, charges or lawsuits against any of the Released Parties with any governmental agency or any court or tribunal, and that he will not do so at any time hereafter. Executive further acknowledges and agrees that he hereby waives any right to accept any relief or recovery, including costs and attorneys' fees, that may arise from any charge or complaint before any federal, state or local court or administrative agency against the Released Parties.

         6. Company Property: Executive agrees that he will not retain or destroy, and will immediately return to the Company, any and all property of the Company in his possession or subject to his control, including, but not limited to, keys, credit and identification cards, personal items or equipment provided for his use, customer files and information, all other files and documents relating to the Company and its business, together with all written or recorded materials, documents, computer disks, plans, records or notes or other papers belonging to the Company. Executive further agrees not to make, distribute or retain copies of any such information or property.

         7. Confidentiality Agreement: Executive acknowledges that the terms of this Waiver and Release must be kept confidential. Accordingly, Executive agrees not to disclose or publish to any person or entity, except as required by law or as necessary to prepare tax returns, the terms and conditions or sums being paid in connection with this Waiver and Release.

         8. Acknowledgment: Executive acknowledges that he has carefully read and fully understands the terms of this Waiver and Release and the Agreement and that this Waiver and Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by Mirant, the Company or any or the other Released Parties as to the merits, legal liabilities or value of his claims. Executive further acknowledges that he has had a full and reasonable opportunity to consider this Waiver Release and that he has not been pressured or in any way coerced into executing this Waiver and Release.

         9. Choice of Laws: This Waiver and Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Georgia.

         10. Severability: With the exception of the waiver and releases contained in Sections 1 and 2 above, if any provision of this Waiver and Release is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this Waiver and Release and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision. In the event that both of the releases contained in Sections 1 and 2 above are unenforceable or are held to be unenforceable, the parties understand and agree that the remaining provisions of this Waiver and Release shall be rendered null and void and that neither party shall have any further obligation under any provision of this Waiver and Release.

         11. Entire Agreement: This document contains all terms of the Waiver and Release and supersedes and invalidates any previous agreements or contracts regarding the same subject matter. No representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein shall be of any force or effect.

         IN WITNESS WHEREOF, the undersigned acknowledges that he has read this Waiver and Release Agreement and sets his hand and seal this ____ day of ____________, 20__.

                                                     --------------------------
                                                     Raymond Hill

Sworn to and subscribed before me this _____ day of ______________, 20__.


---------------------
Notary Public
My Commission Expires:

---------------------

                                            MIRANT CORPORATION

                                            By:
                                               -------------------------------

                                            MIRANT SERVICES LLC


                                            By:
                                               -------------------------------

                                                                   EXHIBIT 10.44


                           CHANGE IN CONTROL AGREEMENT

         THIS CHANGE IN CONTROL AGREEMENT ("Agreement") made and entered into by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and Richard J. Pershing ("Executive") (hereinafter collectively referred to as the "Parties") is effective as of the execution date of this Agreement unless otherwise provided herein.

                              W I T N E S S E T H:

         WHEREAS, Executive serves as Executive Vice President and Assistant Secretary of the Company, which serves as the employer with respect to assets held by Mirant;

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Annual Compensation" shall mean Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control, plus Executive's target annual bonus for the year in which the Change in Control occurred, or if such target annual bonus had not been set for such year, Executive's target annual bonus for the next previous year.

                  (b)      "Board" shall mean the board of directors of Mirant.

                  (c) "Change in Control" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy. However, any amendment to the Policy which causes the definition of "Change in Control" to be more restrictive than such definition in effect on the Effective Date shall not be taken into account for purposes of this Agreement, unless approved by the Board or a compensation committee thereof and agreed to in writing by Executive.

                  (d) "Change in Control Benefit Plan Determination Policy" shall mean the Mirant Change in Control Benefit Plan Determination Policy, as approved by the Board, as such policy may be amended from time to time in accordance with the provisions therein.

                  (e) "COBRA Coverage" shall mean any continuation coverage to which Executive or his dependents may be entitled pursuant to Code
         Section 4980B.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Company" shall mean Mirant Services LLC, its successors and assigns.

                  (h) "Effective Date" shall mean the date of execution of this Agreement, unless otherwise provided herein.

                  (i) "Executive Outplacement Program" shall mean the program established by the Company from time to time for the purpose of assisting executive officers of the Company in finding employment outside of the Company which provides for the following services:

                           (i)      self-assessment, career decision and goal

                  setting;

                           (ii)     job market research and job sources;

                           (iii)    networking and interviewing skills;

                           (iv)     planning and implementation strategy;

                           (v) resume writing, job hunting methods and salary negotiation; and

                           (vi)     office support and job search resources.

                  (j) "Good Reason" shall mean, without Executive's express written consent, after written notice to the Company, and after a thirty (30) day opportunity for the Company to cure, the continuing occurrence of any of the following events:

                           (i) Inconsistent Duties. A meaningful and detrimental alteration in Executive's position or in the nature or status of his responsibilities from those in effect immediately prior to the Change in Control;

                           (ii) Reduced Salary. A reduction of five percent (5%)
                  or more by the Company in either of the following: (a) Executive's highest annual base salary rate as in effect at any time during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary") (except for a less than ten percent (10%), across-the-board base salary rate reduction similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company); or (b) the sum of Executive's Base Salary plus target bonus under the Company's short term bonus plan, as in effect immediately prior to the Change in Control (except for a less than ten percent (10%), across-the-board reduction of base salary plus target bonus under such short term plan similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company);

                           (iii) Pension and Compensation Plans. The failure by
                  the Company to continue in effect any "pension plan or agreement" or "compensation plan or agreement" in which Executive participates or is a party as of the date of the Change in Control or the elimination of Executive's participation therein (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Executive Employees of the Company). For purposes of this subsection (iii), a "pension plan or agreement" shall mean any written arrangement executed by an authorized officer of the Company which provides for payments upon retirement; and a "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the

                  Company which provides for periodic, non-discretionary compensatory payments to employees in the nature of bonuses;

                           (iv) Relocation. A change in Executive's work
                  location to a location more than fifty (50) miles from the facility where Executive was located immediately prior to the Change in Control, unless such new work location is within fifty (50) miles from Executive's principal place of residence at the time of the Change in Control. The acceptance, if any, by Executive of employment by the Company at a work location which is outside the fifty (50) mile radius set forth in this
                  Section 1(j)(iv) shall not be a waiver of Executive's right to refuse subsequent transfer by the Company to a location that is more than fifty (50) miles from Executive's principal place of residence at the time of the Change in Control, and such subsequent, unconsented transfer shall be "Good Reason" under this Agreement; or

                           (v) Benefits and Perquisites. The taking of any
                  action by the Company that would directly or indirectly materially reduce the benefits enjoyed by Executive under the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which Executive was participating immediately prior to the Change in Control, or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all employees of the Company).

                  For purposes of this Section 1(j), the term "Executive Employee" shall mean employees of the Company whose annual base salary is $140,000 or more.

                  Good Reason shall not include Executive's death or Disability. Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. The fact that Executive may be eligible for Retirement shall not prevent him from resigning for Good Reason provided an event of Good Reason shall have occurred. Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved by arbitration as provided in Section 6 hereof.


                  (k) "Group Health Plan" shall mean the group health plan covering Executive, as such plan may be amended from time to time.

                  (l) "Group Life Insurance Plan" shall mean the group life insurance program covering Executive, as such plan may be amended from time to time.

                  (m) "Mirant" shall mean Mirant Corporation, a Delaware corporation, its successors and assigns.

                  (n) "Mirant Subsidiary" shall mean any corporation or other entity Controlled by Mirant. The term "Controlled" shall have the meaning of such term as set forth in the Change in Control Benefit Plan Determination Policy.

                  (o) "Month of Service" shall mean any calendar month during which Executive has worked at least one (1) hour or was on approved leave of absence while in the employ of the Company or any other Mirant Subsidiary.

                  (p) "Pension Plan" shall mean the Mirant Services LLC Pension Plan, or any successor thereto, as such plan may be amended from time to time.

                  (q) "Termination for Cause" or "Cause" shall mean the termination of Executive's employment by the Company upon the occurrence of any of the following:

                           (i) The willful and continued failure by Executive
                  substantially to perform his duties with the Company (other than any such failure resulting from Executive's Total Disability or from Executive's retirement or any such actual or anticipated failure resulting from termination by Executive for Good Reason) after a written demand for substantial performance is delivered to him by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties; or

                           (ii) The willful engaging by Executive in conduct
                  that is demonstrably and materially injurious to Mirant or the Company, monetarily or otherwise, including, but not limited to any of the following:

                                    (A)      any willful act involving fraud or
                           dishonesty in the course of Executive's employment by the Company;

                                    (B) the willful carrying out of any activity
                           or the making of any statement which would materially prejudice or impair the good name and standing of the Company, Mirant, or any Mirant Subsidiary or would bring the Company, Mirant, or any Mirant Subsidiary into contempt or ridicule, or would reasonably shock or offend any community in which the Company, Mirant or such Mirant Subsidiary is located;

                                    (C) attendance at work in a state of
                           intoxication or otherwise being found in possession at his workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                                    (D)      assault or other act of violence
                           against any person during the course of employment;
                           or

                                    (E) conviction of any felony or any
                           misdemeanor involving moral turpitude.

                  No act or failure to act by Executive shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

                  Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Executive was guilty of conduct set forth above in clause (i) or (ii) of this Section 1(q) and specifying the particulars thereof in detail.

                  (r) "Termination Date" shall mean the date on which Executive's employment with the Company is terminated.

                  (s) "Total Disability" shall mean Executive's total disability within the meaning of the Pension Plan.

                  (t) "Waiver and Release" shall mean the Waiver and Release Agreement attached hereto as Exhibit A.

                  (u) "Year of Service" shall mean Executive's Months of Service divided by twelve (12) rounded to the nearest whole year, rounding up if the remaining number of months is seven (7) or greater and rounding down if the remaining number of months is less than seven (7). If Executive has a break in his service with the Company, he will receive credit under this Agreement for service prior to the break in service only if the break in service is less than five (5) years.

         2.       Severance Benefits.

                  (a) Eligibility. Except as otherwise provided in this Section 2(a), if Executive's employment is involuntarily terminated by the Company at any time during the two-year period following a Change in Control for reasons other than Cause, or if Executive voluntarily terminates his employment with the Company for Good Reason at any time during the two-year period following a Change in Control, Executive shall be entitled to receive the benefits described in this Agreement upon the Company's receipt of an effective Waiver and Release. Notwithstanding anything to the contrary herein, Executive shall not be eligible to receive benefits under this Agreement if Executive:

                           (i) voluntarily terminates his employment with the Company other than for Good Reason;

                           (ii) has his employment terminated by the Company for Cause;

                           (iii) terminates employment by reason of his death or Total Disability.

                           Any termination by the Company for Cause, or by Executive for Good Reason, shall be communicated by written notice of termination to the other party hereto given in accordance with Section 7(g) of this Agreement. Such notice shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date. The failure by Executive or the Company to set forth in the notice of termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company, respectively, hereunder or preclude Executive or the Company, respectively, from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                  (b) Severance Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to a cash severance benefit in an amount equal to three (3) times his Annual Compensation (the "Severance Amount").

                  (c) Welfare Benefits. If Executive meets the eligibility requirements of Section 2(a) hereof and is not otherwise eligible to receive retiree medical and life insurance benefits provided to certain retirees pursuant to the terms of the Group Health Plan and the Group Life Insurance Plan, or other plans providing such benefits to similarly situated employees who retire, he shall be entitled to the benefits set forth in this Section 2(c).

                           (i) Executive shall be eligible to participate in the
                  Company's Group Health Plan for a period of six (6) months for each of Executive's Years of Service, not to exceed a period of five (5) years, beginning on the first day of the first month following Executive's Termination Date unless otherwise specifically provided under such plan, upon payment of both the Company's and his monthly premium under such plan. If Executive elects to receive this extended medical coverage, he shall also be entitled to elect coverage under the Group Health Plan for his dependents who were participating in the Group Health Plan on Executive's Termination Date (and for such other dependents as may be entitled to coverage under the provisions of the Health Insurance Portability and Accountability Act of 1996) for the duration of Executive's extended medical coverage under this Section 2(c)(i) to the extent such dependents remain eligible for dependent coverage under the terms of the Group Health Plan.

                                    (A) The extended medical coverage afforded
                           to Executive pursuant to Section 2(c)(i), as well as the premiums to be paid by Executive in connection with such coverage shall be determined in accordance with the terms of the Group Health Plan and shall be subject to any changes in the terms and conditions of the Group Health Plan as well as any future increases in premiums under the Group Health Plan. The premiums to be paid by Executive in connection with this extended coverage shall be due on the first day of each month; provided, however, that if he fails to pay his premium within thirty (30) days of its due date, such extended coverage shall be terminated.

                                    (B) Any Group Health Plan coverage provided
                           under Section 2(c)(i) shall be in lieu of and not in addition to any COBRA Coverage which Executive or his dependent may elect. Executive or his dependents must waive COBRA coverage under the Group Health Plan as a condition precedent to receiving extended medical coverage pursuant to this Section 2(c). In the event that Executive or his dependents become eligible to be covered, by virtue of re-employment or otherwise, by any employer-sponsored group health plan or is eligible for coverage under any government-sponsored health plan during the above period, coverage under the Company's Group Health Plan available to Executive or his dependents by virtue of the provisions of Section 2(c)(i) shall terminate, except as may otherwise be required by law, and shall not be renewed.

                           (ii) Regardless of whether Executive elects the
                  extended coverage described in Section 2(c)(i) hereof, he shall be entitled to receive cash in an amount equal to the Company's and Executive's cost of premiums for three (3) years of coverage under the Group Health Plan and Group Life Insurance Plan in accordance with the terms of such plans as of the date of the Change in Control.

                  (d) Incentive Plans. If Executive meets the eligibility requirements of Section 2(a) hereof, he shall be entitled to the benefits under the Company's incentive plans as provided under the Change in Control Benefit Plan Determination Policy for "Severed Employees," in addition to any other benefits to which he would otherwise be entitled under such Policy.

                  (e) Payment of Benefits. The amounts due under Section 2(b) and 2(c)(ii) of this Agreement shall be paid in one (1) lump sum payment as soon as administratively practicable following the later of:
         (i) Executive's Termination Date, or (ii) upon Executive's tender of an effective Waiver and Release to the Company and the expiration of any applicable revocation period for such waiver. In the event of a dispute with respect to liability or amount of any benefit due hereunder, an effective Waiver and Release shall be tendered at the time of final resolution of any such dispute when payment is tendered by the Company. If the Company fails or refuses to make payments under the Agreement, Executive may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Mirant Services LLC Compensation and Benefit Arrangements" entered into by the Company and Mirant. Executive's right to payment is not increased as a result of this Guarantee. He has the same right to payment from Mirant as he would have from the Company. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                  (f) Benefits in the Event of Death. In the event of Executive's death prior to the payment of all amounts due under this Agreement, Executive's estate shall be entitled to receive as due any amounts not yet paid under this Agreement upon the tender by the executor or administrator of the estate of an effective Waiver and Release.

                  (g) Executive Outplacement Services. Executive shall be eligible to participate in the Executive Outplacement Program, which program shall not be less than six (6) months duration measured from Executive's Termination Date.

         3.       Possible Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) by the Company to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to Executive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  Notwithstanding the foregoing provisions of this Section 3(a), if the Parachute Value (as defined below) of all Payments does not exceed 110% of Executive's Safe Harbor Amount (as defined below), then the Company shall not pay Executive a Gross-Up Payment, and the Payments due under this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount; provided, that if even after all Payments due under this Agreement are reduced to zero, the Parachute Value of all Payments would still exceed the Safe Harbor Amount, then no reduction of any Payments shall be made and the Gross -Up Payment shall be made. The reduction of the Payments due hereunder, if applicable, shall be made by first reducing the Severance Payments under Section 2(b), unless an alternative method of reduction is elected by Executive, and in any event shall be made in such a manner as to maximize the economic present value of all Payments actually made to Executive, determined by the accounting firm serving as the Company's auditors immediately prior to the change of control (the "Accounting Firm") as of the date of the change of control for purposes of Section 280G of the Code using the discount rate required by Section 280G(d)(4) of the Code. For purposes of this
         Section 3, the "Parachute Value" of a Payment means the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a "parachute payment" under Section 280G(b)(2) of the Code, as determined by the Accounting Firm for purposes of determining whether and to what extent the Excise Tax will apply to such Payment. For purposes of this Section 3, Executive's "Safe Harbor Amount" means one dollar less than three times Executive's "base amount" within the meaning of Section 280G(b)(3) of the Code.

                  (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment, whether and in what manner any Payments are to be reduced pursuant to the second paragraph of Section 3(a), and the assumptions to be used in arriving at such determinations, shall be made by the Accounting Firm, and shall be binding on the Company and Executive, except to the extent the Internal Revenue Service or a court of competent jurisdiction makes a final and binding determination inconsistent therewith. The Accounting Firm shall provide detailed supporting calculations both to the Company and Executive within 15 business days after receiving notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment that becomes due pursuant to this Section 3 shall be paid by the Company to Executive within the later of (i) five business days prior to the due date for the payment of the Excise Tax or (ii) five days after the receipt of the Accounting Firm's determination. As a result of the uncertainty in the application of
         Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that there has been an Underpayment or the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                  (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment (or an additional Gross-Up Payment). Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim. Executive shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claim;

         provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, in its sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, in its sole discretion, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, at any time after receiving a Gross-Up Payment or an advance pursuant to Section 3(c), Executive receives any refund of the associated Excise Tax, Executive shall (subject to the Company's having complied with the requirements of Section 3(c), if applicable) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon net of all taxes applicable thereto). If, after Executive receives an advance by the Company pursuant to
         Section 3(c), a determination is made that Executive is not entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of any Gross-Up Payment owed to Executive shall be reduced (but not below zero) by the amount of such advance.

                  (e) Notwithstanding any other provision of this Section 3, the Company may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of Executive, all or any portion of any Gross-Up Payment, and Executive hereby consents to such withholding.

         4. Transfer of Employment. In the event that Executive's employment by the Company is terminated during the two-year period following a Change in Control and Executive accepts employment by Mirant, a Mirant Subsidiary, or any employer that succeeds to all or substantially all of the assets of Mirant or any Mirant Subsidiary, the Company shall assign this Agreement to Mirant, such Mirant Subsidiary, or successor employer, Mirant shall accept such assignment or cause such Mirant Subsidiary or successor employer to accept such assignment, and such assignee shall become the "Company" for all purposes hereunder.

         5. No Mitigation. If Executive is otherwise eligible to receive benefits under Section 2 of this Agreement, he shall have no duty or obligation to seek other employment following his Termination Date and, except as otherwise provided in Section 2(c)(i)(B) hereof, the amounts due Executive hereunder shall not be reduced or suspended if Executive accepts such subsequent employment.

         6.       Arbitration.

                  (a) Any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein. The arbitration shall be the sole and exclusive forum for resolution of any such claim for severance benefits and the arbitrators' award shall be final and binding. Any such claim for arbitration must be brought within one (1) year after Executive's Termination Date. The provisions of this Section 6 are not intended to apply to any other disputes, claims or controversies arising out of or relating to Executive's employment by the Company or the termination thereof.

                  (b) Arbitration shall be initiated by serving a written notice of demand for arbitration to Executive, in the case of the Company, or to the Board, in the case of Executive.

                  (c) The arbitration shall be held in Atlanta, Georgia. The arbitrators shall apply the law of the State of Georgia, to the extent not preempted by federal law, excluding any law which would require the application of the law of another state.

                  (d) The parties shall appoint arbitrators within fifteen (15) business days following service of the demand for arbitration. The number of arbitrators shall be three. One arbitrator shall be appointed by Executive, one arbitrator shall be appointed by the Company, and the two arbitrators shall appoint a third. If the arbitrators cannot agree on a third arbitrator within thirty (30) business days after the service of demand for arbitration, the third arbitrator shall be selected by the AAA.

                  (e) The arbitration filing fee shall be paid by Executive. All other costs of arbitration shall be borne equally by Executive and the Company, provided, however, that the Company shall reimburse Executive for such fees and costs, plus reasonable legal fees actually incurred by Executive, in the event any material issue in such dispute is finally resolved in Executive's favor.

                  (f) The parties agree that they will faithfully observe the rules that govern any arbitration between them, they will abide by and perform any award rendered by the arbitrators in any such arbitration, including any award of injunctive relief, and a judgment of a court having jurisdiction may be entered upon an award.

                  (g) The parties agree that nothing in this Section 6 is intended to preclude any court having jurisdiction from issuing and enforcing in any lawful manner such temporary restraining orders, preliminary injunctions, and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement regardless of whether an arbitration proceeding under this Section 6 has begun. The parties further agree that nothing herein shall prevent any court from entering and enforcing in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

         7.       Miscellaneous.

                  (a) Funding of Benefits. Unless the Board shall in its discretion determine otherwise, the benefits payable to Executive under this Agreement shall not be funded in any manner and shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors.

                  (b) Withholding. There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

                  (c) Assignment. Executive shall have no rights to sell, assign, transfer, encumber, or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to do so shall be null and void and of no effect.

                  (d) Amendment and Termination. The Agreement may be amended or terminated only by a writing executed by the parties.

                  (e) Construction. This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent not preempted by federal law, disregarding any provision of law which would require the application of the law of another state.

                  (f) Pooling Accounting. Notwithstanding anything to the contrary herein, if, but for any provision of this Agreement, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting,), such provision or provisions of this Agreement which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Agreement, Pooling Accounting would be available for such Change in Control transaction.

                  (g) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or three days after mailing if mailed, first class, certified mail, postage prepaid:

                           To the Company:   Mirant Services LLC
                                             1155 Perimeter Center West
                                             Atlanta, Georgia 30338-5416
                                             Attention:  Chief Executive Officer

                           To Executive:     Richard J. Pershing

                                             ----------------

                                             ----------------

                                             ----------------

         Any party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 2nd day of April, 2001.


                                                 MIRANT CORPORATION


                                                 By: /s/
                                                     ---------------------------


                                                 MIRANT SERVICES LLC


                                                 By: /s/
                                                     ---------------------------


                                                 EXECUTIVE


                                                 By: /s/
                                                     ---------------------------
                                                     Richard J. Pershing

                                    EXHIBIT A

                           CHANGE IN CONTROL AGREEMENT

                               WAIVER AND RELEASE


         The attached Waiver and Release Agreement is to be executed by Executive upon the occurrence of an event that triggers eligibility for severance benefits under the Change in Control Agreement, as described in
Section 2(a) of such agreement.

                          WAIVER AND RELEASE AGREEMENT

         This Waiver and Release Agreement (the "Waiver and Release") is entered into by and among Mirant Corporation ("Mirant"), Mirant Services, LLC (the "Company") and Richard J. Pershing ("Executive") this ________ day of ________, 20__.

         1. General Waiver and Release: For and in consideration of the agreement of Mirant and the Company to provide Executive the severance benefits described in that certain Change in Control Agreement, dated as of April 2, 2001, among Executive, Mirant and the Company (the "Agreement"), Executive, with the intention of binding himself and all of his heirs, executors, administrators and assigns, does hereby release, remise, acquit and forever discharge Mirant and the Company, and all of their respective past and present officers, directors, stockholders, employees, agents, parent corporations, predecessors, subsidiaries, affiliates, estates, successors, assigns and attorneys (hereinafter collectively referred to as "Released Parties") from any and all claims, charges, actions, causes of action, sums of money due, suits, debts, covenants, contracts, agreements, rights, damages, promises, demands or liabilities (hereinafter collectively referred to as "Claims") whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive, individually or as a member of any class, now has, owns or holds or has at any time heretofore ever had, owned or held against the Released Parties including, but not by way of limitation, Claims arising out of or in any way connected with Executive's employment with the Company or any of the Released Parties or the termination of any such employment relationship, including, but not by way of limitation, Claims pursuant to federal, state or local statute, regulation, ordinance or common-law for (i) employment discrimination; (ii) wrongful discharge; (iii) breach of contract; (iv) tort actions of any type, including those for intentional or negligent infliction of emotional harm; and
(v) unpaid benefits, wages, compensation, commissions, bonuses or incentive payments of any type, except as follows:

                  A. those obligations of the Company and its affiliates under the Agreement, pursuant to which this Waiver and Release is being executed and delivered; and

                  B. claims, if any, for Executive's accrued or vested benefits under the retirement plans, savings plans, investment plans and employee welfare benefit plans, if any, of the Released Parties (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974 ("ERISA")), as amended; provided, however, that nothing herein is intended to or shall be construed to require the Released Parties to institute or continue in effect any particular plan or benefit sponsored by the Released Parties and the Company and all other Released Parties hereby reserve the right to amend or terminate any such plan or benefit at any time; and

                  C. any rights to indemnification or advancement of expenses to which Executive may otherwise be entitled pursuant to the Articles of Incorporation or Bylaws of any of the Released Parties, or by contract or applicable law, as a result of Executive's service as an officer or director of any of the Released Parties.

         Executive further understands and agrees that he has knowingly relinquished, waived and forever released any and all remedies arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for backpay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys' fees.

         2. Waiver and Release of ADEA Claims: Without limiting the generality of the foregoing, and also for and in consideration of the Company's agreement to provide Executive Severance Benefits described in Article 3 of the Agreement, Executive specifically acknowledges and agrees that he does hereby knowingly and voluntarily release Mirant, the Company and all other Released Parties from any and all claims arising under the Age Discrimination in Employment Act, 29 U.S.C. ss. 621, et seq. ("ADEA"), which Executive ever had or now has from the beginning of time up to the date this Waiver and Release is executed, including, but not by way of limitation, those ADEA Claims which are in any way connected with any employment relationship or the termination of any employment relationship which existed between the Company or any other Released Parties and Executive. Executive also acknowledges THAT he has been provided with a notice, as required by the Older Workers Benefit Protection Act of 1990, that contains
(i) information about the individuals covered under the Agreement, (ii) the eligibility factors for participation in the Agreement, (iii) the time limits applicable to the Agreement, (iv) the job titles and ages of the employees designated to participate in the Agreement, (v) and the ages of the employees in the same job classification who have not been designated to participate in the Agreement. (See Attachment 1). Executive further acknowledges and agrees that he has been advised to consult with an attorney prior to executing this Waiver and Release and that he has been given forty-five (45) days to consider this Waiver and Release prior to its execution. Executive agrees that in the event that he executes this Waiver and Release prior to the expiration of the forty-five (45) day period, he shall waive the balance of said period. Executive also understands that he may revoke this Waiver and Release of ADEA Claims at any time within seven (7) days following its execution and that, if Executive revokes this Waiver and Release of ADEA Claims within such seven (7) day period, it shall not be effective or enforceable and he will not receive the above-described consideration or any payments provided for in the Agreement that have not been paid.

         3. Covenant Not to Sue: Executive acknowledges and agrees that this Waiver and Release may not be revoked at any time after the expiration of the seven (7) day revocation period and that he will not institute any suit, action, or proceeding, whether at law or equity, challenging the enforceability of this Waiver and Release. Should Executive ever attempt to challenge the terms of this Waiver and Release, attempt to obtain an order declaring this Waiver and Release to be null and void, or institute litigation against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the terms of this Waiver and Release, Executive will as a condition precedent to such action repay all monies paid to him under the terms of this

Waiver and Release. Furthermore, if Executive does not prevail in an action to challenge this Waiver and Release, to obtain an order declaring this Waiver and Release to be null and void, or in any action against any of the Released Parties based upon a Claim other than an ADEA Claim which is covered by the Waiver and Release set forth herein, Executive shall pay to the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action.

         Provided, however, that it is understood and agreed by the parties that Executive shall not be required to repay the monies paid to him under the terms of this Waiver and Release or pay the Company and/or the appropriate Released Parties all their costs and attorneys' fees incurred in their defense of Executive's action (except those attorneys' fees or costs specifically authorized under federal law) in the event that Executive seeks to challenge his Waiver and Release of Claims under the ADEA.

         4. Denial of Liability: Executive acknowledges and agrees that neither the payment of Severance Benefits under the Agreement nor this Waiver and Release is to be construed in any way as an admission of any liability whatsoever by Mirant, the Company or any of the other Released Parties, by whom liability is expressly denied.

         5. Agreement Not to Seek Further Relief: Executive acknowledges and agrees that he has not, with respect to any transaction or state of facts existing prior to the date of execution of this Waiver and Release, filed any complaints, charges or lawsuits against any of the Released Parties with any governmental agency or any court or tribunal, and that he will not do so at any time hereafter. Executive further acknowledges and agrees that he hereby waives any right to accept any relief or recovery, including costs and attorneys' fees, that may arise from any charge or complaint before any federal, state or local court or administrative agency against the Released Parties.

         6. Company Property: Executive agrees that he will not retain or destroy, and will immediately return to the Company, any and all property of the Company in his possession or subject to his control, including, but not limited to, keys, credit and identification cards, personal items or equipment provided for his use, customer files and information, all other files and documents relating to the Company and its business, together with all written or recorded materials, documents, computer disks, plans, records or notes or other papers belonging to the Company. Executive further agrees not to make, distribute or retain copies of any such information or property.

         7. Confidentiality Agreement: Executive acknowledges that the terms of this Waiver and Release must be kept confidential. Accordingly, Executive agrees not to disclose or publish to any person or entity, except as required by law or as necessary to prepare tax returns, the terms and conditions or sums being paid in connection with this Waiver and Release.

         8. Acknowledgment: Executive acknowledges that he has carefully read and fully understands the terms of this Waiver and Release and the Agreement and that this Waiver and Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by Mirant, the Company or any or the other Released Parties as to the merits, legal liabilities or value of his claims. Executive further acknowledges that he has had a full and reasonable opportunity to consider this Waiver Release and that he has not been pressured or in any way coerced into executing this Waiver and Release.

         9. Choice of Laws: This Waiver and Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Georgia.

         10. Severability: With the exception of the waiver and releases contained in Sections 1 and 2 above, if any provision of this Waiver and Release is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this Waiver and Release and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision. In the event that both of the releases contained in Sections 1 and 2 above are unenforceable or are held to be unenforceable, the parties understand and agree that the remaining provisions of this Waiver and Release shall be rendered null and void and that neither party shall have any further obligation under any provision of this Waiver and Release.

         11. Entire Agreement: This document contains all terms of the Waiver and Release and supersedes and invalidates any previous agreements or contracts regarding the same subject matter. No representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein shall be of any force or effect.

         IN WITNESS WHEREOF, the undersigned acknowledges that he has read this Waiver and Release Agreement and sets his hand and seal this ____ day of ____________, 20__.



                                                    ----------------------------
                                                    Richard J. Pershing

Sworn to and subscribed before me this _____ day of ______________, 20__.



---------------------
Notary Public
My Commission Expires:


---------------------
                                       19

                                                      MIRANT CORPORATION


                                                      By:
                                                           ---------------------



                                                      MIRANT SERVICES LLC


                                                      By:
                                                           ---------------------

                                                                   EXHIBIT 10.45


                    AMENDMENT TO CHANGE IN CONTROL AGREEMENT

         This AMENDMENT (the "Amendment"), effective as of September 10, 2001, by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and Douglas L. Miller ("Executive") (hereinafter collectively referred to as the "Parties"), amends that certain Change in Control Agreement, dated as of April 2, 2001, by and among the Parties (the "Change in Control Agreement"). In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

         1. Section 1(a) of the Change in Control Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) "Annual Compensation" means the sum of (i) Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary"), plus (ii) an amount equal to the product of (A) Executive's Base Salary and (B) the percentage equal to the average annual bonus percentage (expressed as a percentage of base salary in such year) paid to Executive in each of the two (2) years preceding the year in which the Change in Control occurred."

         2. The last sentence of Section 1(j) (definition of "Good Reason") is hereby deleted in its entirety and replaced by the following:

         Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved as provided in
         Section 6 hereof.

         3. The first sentence of Section 6(a) of the Change of Control Agreement ("Arbitration") is hereby deleted in its entirety and replaced by the following two sentences:

                  If the Company's obligations under this Agreement have been funded under the Mirant Corporation Deferred Compensation Trust Agreement or any successor rabbi trust, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by the procedures and dispute resolution mechanisms set forth in such trust agreement, to the extent such procedures and mechanisms are applicable to such dispute. Otherwise, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein.

         4. Section 7(a) of the Change of Control Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) Funding of Benefits. The benefits payable to Executive under this Agreement shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors; provided that such benefits may be funded in accordance with the Change in Control Benefit Plan Determination Policy.

         5. As amended hereby, the Change of Control Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.


                                            MIRANT CORPORATION


                                            By:      ____/s/___________________



                                            MIRANT SERVICES LLC


                                            By:      ____/s/____________________


                                            EXECUTIVE



                                            _______/s/__________________________
                                            Douglas L. Miller

                                                                   EXHIBIT 10.46


                    AMENDMENT TO CHANGE IN CONTROL AGREEMENT

         This AMENDMENT (the "Amendment"), effective as of September 10, 2001, by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and James Ward ("Executive") (hereinafter collectively referred to as the "Parties"), amends that certain Change in Control Agreement, dated as of April 2, 2001, by and among the Parties (the "Change in Control Agreement"). In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

         1. Section 1(a) of the Change in Control Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) "Annual Compensation" means the sum of (i) Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary"), plus (ii) an amount equal to the product of (A) Executive's Base Salary and (B) the percentage equal to the average annual bonus percentage (expressed as a percentage of base salary in such year) paid to Executive in each of the two (2) years preceding the year in which the Change in Control occurred."

         2. The last sentence of Section 1(j) (definition of "Good Reason") is hereby deleted in its entirety and replaced by the following:

         Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved as provided in
         Section 6 hereof.

         3. The first sentence of Section 6(a) of the Change of Control Agreement ("Arbitration") is hereby deleted in its entirety and replaced by the following two sentences:

                  If the Company's obligations under this Agreement have been funded under the Mirant Corporation Deferred Compensation Trust Agreement or any successor rabbi trust, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by the procedures and dispute resolution mechanisms set forth in such trust agreement, to the extent such procedures and mechanisms are applicable to such dispute. Otherwise, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein.

         4. Section 7(a) of the Change of Control Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) Funding of Benefits. The benefits payable to Executive under this Agreement shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors; provided that such benefits may be funded in accordance with the Change in Control Benefit Plan Determination Policy.

         5. As amended hereby, the Change of Control Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.


                                            MIRANT CORPORATION


                                            By:        /s/
                                                   -----------------------------



                                            MIRANT SERVICES LLC



                                            By:     /s/
                                                ----------------------------


                                            EXECUTIVE

                                            By: /s/
                                               ------------------------------
                                            James Ward

                                                                   EXHIBIT 10.47


                    AMENDMENT TO CHANGE IN CONTROL AGREEMENT

         This AMENDMENT (the "Amendment"), effective as of September 10, 2001, by and among Mirant Corporation ("Mirant"), Mirant Services LLC (the "Company") and Vance N. Booker ("Executive") (hereinafter collectively referred to as the "Parties"), amends that certain Change in Control Agreement, dated as of April 2, 2001, by and among the Parties (the "Change in Control Agreement"). In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

         1. Section 1(a) of the Change in Control Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) "Annual Compensation" means the sum of (i) Executive's highest annual base salary rate in effect during the twelve (12) month period immediately preceding the date of the Change in Control ("Base Salary"), plus (ii) an amount equal to the product of (A) Executive's Base Salary and (B) the percentage equal to the average annual bonus percentage (expressed as a percentage of base salary in such year) paid to Executive in each of the two (2) years preceding the year in which the Change in Control occurred."

         2. The last sentence of Section 1(j) (definition of "Good Reason") is hereby deleted in its entirety and replaced by the following:

         Any dispute as to whether an event of Good Reason shall have occurred or been cured on a timely basis shall be resolved as provided in
         Section 6 hereof.

         3. The first sentence of Section 6(a) of the Change of Control Agreement ("Arbitration") is hereby deleted in its entirety and replaced by the following two sentences:

                  If the Company's obligations under this Agreement have been funded under the Mirant Corporation Deferred Compensation Trust Agreement or any successor rabbi trust, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by the procedures and dispute resolution mechanisms set forth in such trust agreement, to the extent such procedures and mechanisms are applicable to such dispute. Otherwise, any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Agreement, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein.

         4. Section 7(a) of the Change of Control Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) Funding of Benefits. The benefits payable to Executive under this Agreement shall be paid by the Company out of its general assets, which assets are subject to the claims of the Company's creditors; provided that such benefits may be funded in accordance with the Change in Control Benefit Plan Determination Policy.

         5. As amended hereby, the Change of Control Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.


                                            MIRANT CORPORATION


                                            By:    ___/s/_______________________



                                            MIRANT SERVICES LLC


                                            By:    __/s/________________________



                                            EXECUTIVE

                                                       /s/
                                            ------------------------------------
                                            Vance N. Booker

                                                                   EXHIBIT 10.48


                             FIRST AMENDMENT TO THE
                                 MIRANT SERVICES
                      BARGAINING UNIT EMPLOYEE SAVINGS PLAN


         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Bargaining Unit Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2, 2001 as a result of the spin-off of Mirant Corporation from the Southern Company; and

         WHEREAS, the Americas Benefits Committee (the "Committee") desires to amend the Plan to limit the amount of short-term incentive payments included in the definition of "Compensation" for purposes of allocating profit sharing contributions under the Plan; and

         WHEREAS, the Committee also desires to amend the Plan to require participants to choose from which types of contributions in their Plan account they wish to take in-service withdrawals, while maintaining the current restrictions on withdrawals of matching and elective employer contributions;

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to the Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective June 1, 2001 unless otherwise provided herein:

                                       I.

         Effective April 2, 2001, Section 5.3 of the Plan shall be amended by deleting the third sentence of such Section 5.3 and replacing it with the following new third sentence:

         Compensation for purposes of this Section 5.3 shall mean a Participant's Compensation hereunder plus any short-term incentive bonus payments under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.14 herein.

                                       II.

         Section 11.1(a) of the Plan shall be deleted in its entirety and replaced with the following new Section 11.1(a):

                  (a) Subject to the provisions of Article XII, this Section 11.1, and Sections 11.2 through 11.6, a Participant may make withdrawals from his vested Account effective as of any Valuation Date in the order of priority as such Participant shall elect, subject to the following conditions:

                           (1) A Participant may only withdraw up to fifty
                  percent (50%) of the value of his Account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of the withdrawal.

                           (2) Except in the case of hardship as provided in
                  Section 11.6, only Participants who have attained age 59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), may withdraw Elective Employer Contributions and any earnings or appreciation thereon.

                                      III.

         Section 11.5 of the Plan shall be amended by deleting the phrase "distributed under any option listed in Section 11.1" and replacing it with the phrase "withdrawn under Section 11.1."

                                       IV.

         Section 11.6(a) of the Plan shall be deleted in its entirety and replaced with the following new Section 11.6(a):

                  (a) Except as provided in (e) below and in addition to the other requirements of Article XI, a Participant may make a withdrawal from his Account attributable to Elective Employer Contributions (not including the earnings or appreciation thereon) if the Committee determines that the withdrawal is to be made on account of an immediate and heavy financial need of the Participant, the amount of the withdrawal does not exceed such financial need, and the amount of the withdrawal is not reasonably available from other resources of the Participant.

                                       V.

         Section 11.6(e) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(5)(A)" and replacing it with a reference to "Section 11.1(a)(2)."

                                       VI.

         Section 17.5(e) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(4)" and replacing it with a reference to "Section 11.1(a)(1)."

                                      VII.

         Section 17.6(d) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(4)" and replacing it with a reference to "Section 11.1(a)(1)."

                                      VIII.

         Section 17.7(e) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(4)" and replacing it with a reference to "Section 11.1(a)(1)."

                                       IX.

         Section 18.5(a) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(4)" and replacing it with a reference to "Section 11.1(a)(1)."

                                       X.

         Sections 18.5(b) and (c) shall be deleted in their entirety.

                                       XI.

         Section 19.5 of the Plan shall be amended by deleting the reference to "Section 11.1(a)(4)" and replacing it with a reference to "Section 11.1(a)(1)."

                                      XII.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this First Amendment.


         IN WITNESS WHEREOF, Mirant Services, LLC, through a duly authorized member of the Americas Benefits Committee, has adopted this First Amendment to the Mirant Services Bargaining Unit Employee Savings Plan, this 31st day of May, 2001 to be effective as provided herein.

                                                                   EXHIBIT 10.49


                             SECOND AMENDMENT TO THE
                                 MIRANT SERVICES
                      BARGAINING UNIT EMPLOYEE SAVINGS PLAN


         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Bargaining Unit Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2;

         WHEREAS, the Company desires to amend the Plan to provide discretionary profit sharing contributions will be initially invested in a participant's Company stock fund;

         WHEREAS, the Company also desires to amend the Plan to provide profit sharing contributions shall not be available for participant loans;

         WHEREAS, the Company also desires to amend the Plan to reflect that the Utilities Workers' Union of America, Local 392 changed its local name to the Utilities Workers' Union of America Local 369;

         WHEREAS, the Company also desires to amend the Plan to provide eligibility for profit sharing contributions for certain members of the Utilities Workers' Union of America Local 480;

         WHEREAS, the Company also desires to amend the Plan to clarify certain provisions applicable to former employees of Pacific Gas & Electric Company; and

         WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         SECTION 8.3 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 8.3:

         8.3 Investment of Employer Matching and Discretionary Profit Sharing Contributions. Employer Matching Contributions and Discretionary Profit Sharing Contributions shall be invested entirely in the Company Stock Fund and shall remain invested in the Company Stock Fund until such time that the Participant elects to invest all or a portion of the amount credited to his Employer Matching Contribution or Discretionary Profit Sharing Contribution subaccounts in any of the Investment Funds under this Plan as provided in Section 8.5.

         Notwithstanding the foregoing, any amounts attributable to employer matching or profit sharing contributions, which are transferred to this Plan pursuant to a trust-to-trust transfer, shall not be invested in the Company Stock Fund but shall instead be invested at the Participant's direction. If no such direction is provided, such transferred amount shall be invested in accordance with procedures established by the Investment Review Committee.

                                       II.

         EFFECTIVE AS OF OCTOBER 1, 2001, SECTION 11.7(B)(2) OF THE PLAN SHALL BE AMENDED BY DELETING THE PHRASE "FIFTY PERCENT (50%) OF SUCH PARTICIPANT'S ACCOUNT" AND REPLACING IT WITH THE PHRASE "FIFTY PERCENT (50%) OF SUCH PARTICIPANT'S ACCOUNT (EXCLUDING THE VALUE OF SUCH PARTICIPANT'S DISCRETIONARY PROFIT SHARING CONTRIBUTION SUBACCOUNT)."

                                      III.

         EFFECTIVE AS OF OCTOBER 1, 2001, SECTION 11.7(C) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 11.7(C):

                  (c) The order of priority of Investment Fund(s) from which the principal amount of the loan shall be obtained shall be pro rata, provided, however, no funds attributable to the Discretionary Profit Sharing Contribution subaccount shall be available for loans.

                                       IV.

         EFFECTIVE AS OF JUNE 1, 2001, THE FOLLOWING SHALL BE ADDED TO THE END OF SECTION 14.2:

                  Notwithstanding the foregoing, an Employing Company may contribute Common Stock, in kind, to the Trust in satisfaction of its liability for Employer Matching Contributions or Discretionary Profit Sharing Contributions.

                                       V.

         THE INTRODUCTORY PARAGRAPH OF SECTION 17.2 SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

                  17.2 Utility Workers' Union of America Local #369 and #480 (New England). In accordance with Article XVIII and notwithstanding any other provisions of this Plan to the contrary, the provisions of this
         Section 17.2 apply to Eligible Employees who are members of the Utility Workers' Union of America Local #369 and #480.

                                       VI.

         EFFECTIVE AS OF JANUARY 1, 2002, THE FOLLOWING NEW SECTION 17.2(F) SHALL BE ADDED:

                  (f) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who: (i) are members of Local No. 480 of the Utility Workers Union of America, (ii) are employed at the Mirant Canal, LLC facilities, (iii) elected on forms provided by an Employing Company on or before November 30, 2001 to participate in the "New Retirement Program," as that term is defined in Section (VIII)(E) of Schedule A to the Mirant Services Pension Plan for Bargaining Unit Employees, and
         (iv) are Eligible Employees on the last day of a Plan Year. A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contributions (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

                  COMPLETED YEARS        NONFORFEITABLE          FORFEITABLE
                     OF SERVICE            PERCENTAGE             PERCENTAGE

                    Less than 5                 0%                   100%
                     5 or more                100%                     0%

                                      VII.

         EFFECTIVE AS OF APRIL 16, 2001, SECTION 17.7(A) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 17.7(A):

                  (a) For all purposes under the Plan, for Employees who (i) were participants in the Pacific Gas and Electric Company Savings Fund Plan for Union Represented Employees (the "PG&E Plan") immediately prior to their becoming employed by an Employing Company and (ii) were Eligible Employees prior to April 17, 2001 only, Hours of Service (Section 2.32) and Years of Service (Section 2.53), shall include any hours of service and years of service, respectively, credited under the PG&E Plan.

                                      VIII.

         EFFECTIVE AS OF APRIL 16, 2001, SECTION 17.7(E) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 17.7(E):

                  (e) For Employees who are described in Section 17.7(a) only, in determining the ability of a Participant to withdraw Employer Matching Contributions under Section 11.1(a)(4) of the Plan, a Participant shall be given credit for any participation in the PG&E Plan.

                                       IX.

         EFFECTIVE AS OF APRIL 16, 2001, SECTION 17.7(F) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 17.7(F):

                  (f) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who (i) were initially hired by an Employing Company on or after April 16, 2001, (ii) are not described in Section 17.7(a) and
         (iii) are Eligible Employees on the last day of a Plan Year. A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contribution (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

                                       X.

         EXCEPT AS AMENDED HEREIN BY THIS SECOND AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS SECOND AMENDMENT.


         IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this Second Amendment to the Plan this 21st day of December, 2001 to be effective as provided herein.

                                                                   EXHIBIT 10.50


                             THIRD AMENDMENT TO THE
                                 MIRANT SERVICES
                      BARGAINING UNIT EMPLOYEE SAVINGS PLAN


         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Bargaining Unit Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2;

         WHEREAS, the Company desires to amend the Plan to incorporate "good faith" amendments under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

         WHEREAS, the Company desires to amend the Plan regarding the allocation of Discretionary Profit Sharing Contributions; and

         WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         SECTION 2.14 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.14:

         2.14 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer which are not includable in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 457, 414(h)(2), and,
effective for Plan Years beginning on and after January 1, 2001, Code Section 132(f)(4), plus monthly shift and monthly seven-day schedule differentials and before deduction of taxes, social security, etc. Compensation shall exclude all awards under any incentive pay plans sponsored by an Affiliated Employer includible as gross income, bonuses, regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by an Affiliated Employer. Notwithstanding the foregoing, "Compensation" for a group of Eligible Employees may be modified as provided in Article XVII or on the Appendix to this Plan which is applicable to such Eligible Employees.

         For Plan Years ending on or before December 31, 2001, the Compensation of each Employee taken into account under the Plan shall not exceed $170,000, as adjusted pursuant to Section 401(a)(17)(B) of the Code. For Plan Years beginning on or after January 1, 2002, the Compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted pursuant to Section 401(a)(17)(B) of the Code. If a determination period consists of fewer than 12 months, the applicable compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                                       II.

         SECTION 2.21 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.21:

         2.21 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state that accepts the Distributee's Eligible Rollover Distribution and which agrees to separately account for amounts transferred into such plan from this Plan.

                                      III.

         SECTION 2.22 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.22:

         2.22 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion from net unrealized appreciation with respect to employer securities) to the extent such amounts are attributable to employee after-tax contributions; and (d) any hardship distribution described in Section 402(c)(4)(C) of the Code.

                                       IV.

         SECTION 2.41 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.41:

         2.41 "Rollover Contribution" shall mean that portion of an eligible rollover distribution (as defined in Code Section 402(c)(4)) that an Eligible Employee elects to contribute to this Plan in accordance with the requirements of Section 3.5. The term Rollover Contribution includes amounts transferred to this Plan (1) in a trustee to trustee transfer from another qualified plan; (2) from another qualified plan as a lump sum distribution eligible for tax free rollover treatment which is transferred by the Participant to this Plan within 60 days following receipt thereof; (3) from an annuity contract described in
Section 403(b) of the Code, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof; (4) from an eligible plan under Section 457 of the Code which is maintained by a state, or any agency or instrumentality of a state or political subdivision of a state, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof; or (5) from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof, but only the portion of the distribution that is eligible to be rolled over and would be includible in gross income. Notwithstanding the foregoing, no portion of a Rollover Contribution to this Plan shall include after-tax amounts.

                                       V.

         SECTION 3.5 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 3.5:

         3.5 Rollovers from Other Plans. An Eligible Employee who has received a distribution of his interest in a tax qualified retirement plan, an annuity contract described in Section 403(b) of the Code; or an eligible plan under
Section 457 of the Code of a former employer or from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code may elect to deposit all or any portion (as designated by such Eligible Employee) of the amount of such distribution which qualifies as a Rollover Contribution in this Plan. The Committee shall establish rules and procedures to implement this
Section 3.5, including without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan or annuity of the former employer and compliance with any applicable provisions of the Code relating to such contributions. The amount contributed to the Trustee pursuant to this Section 3.5 shall be placed in the Eligible Employee's Rollover Contribution subaccount for the benefit of the Eligible Employee pursuant to
Section 9.1. The Eligible Employee shall have a fully vested interest in the balance of his Rollover Contribution subaccount at all times and such Rollover Contribution subaccount shall share in the earnings, gains, and losses of the Trust Fund as set forth in Article IX of the Plan. An Employee shall be entitled to a distribution of his Rollover Contribution subaccount pursuant to the applicable provisions of Articles XI and XII hereof.

                                       VI.

         SECTION 4.4(C)(1) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 4.4(C)(1):

                           (1) the termination of employment, death or disability of the Participant;

                                      VII.

         THE FOLLOWING NEW SECTION 4.10 IS ADDED TO THE END OF ARTICLE IV:

         4.10     Catch-Up Contributions.

         (a) The term "Catch-Up Contributions" shall mean the contributions under this Section 4.10 made by the Employer during the Plan Year at the election of the Participant in lieu of cash compensation and pursuant to a salary reduction agreement.

         (b) Effective for Plan Years beginning on and after January 1, 2002, a Participant who is eligible to make Elective Employer Contributions and who attains age fifty (50) prior to the end of the applicable Plan Year may make a Catch-Up Contribution in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as
         applicable, by reason of the allowance of such Catch-Up Contributions.

         (c) Catch-Up Contributions shall not be taken into consideration for purposes of determining the amount of Employer Matching Contributions.

         (d) Catch-Up Contributions shall be credited to a subaccount under an Employee's Elective Employer Contribution Subaccount, and shall be initially invested in accordance with the provisions of Section 8.2.

                                      VIII.

         SECTION 5.3 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 5.3:

5.3 Discretionary Profit Sharing Contribution. Each Employing Company may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to each Allocation Group for the Accounts of Participants in its employ as provided in Article XVII or a schedule attached hereto for a Participant's collective bargaining unit, provided such Participants have satisfied the eligibility requirements of Section 3.1 and are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. The Discretionary Profit Sharing Contribution may be made in a whole dollar amount or as a percentage of the Compensation of each Eligible Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this Section 5.3, and may be made without regard to the current or accumulated net profits of the Employer. Compensation for purposes of this Section 5.3 shall mean a Participant's Compensation hereunder plus any short-term incentive bonus payments under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.18 herein. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question. Discretionary Profit Sharing Contributions will be allocated to each Eligible Participant's Discretionary Profit Sharing Contribution subaccount in accordance with the following provisions:

         (a) The Discretionary Profit Sharing made for an Allocation Group will be allocated to the Account of each Eligible Participant who is a member of that Allocation Group in the ratio that the Compensation of each Eligible Participant who is a member of that Allocation Group bears to the total Compensation of all Eligible Participants who are members of that Allocation Group.

         (b) The term "Allocation Group" shall mean the defined groups of Eligible Participants as set forth on Appendix B to the Plan, as updated from time to time.

                                       IX.

         SECTION 6.1(A) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 6.1(A):

                  (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of a Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                           (1)      one-hundred percent (100%) of the
                  Participant's compensation in the Limitation Year; or

                           (2) $40,000 (as such amount may be adjusted from time to time pursuant to Code Section 415(d)).

                                       X.

         SECTION 11.6(C)(3) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 11.6(C)(3):

                           (3) The Participant agrees to suspend all elective
                  employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least six (6) months after receipt of the distribution under this Section 11.6; and

                                       XI.

         SECTION 12.6(A)(3) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 12.6(A)(3):

                           (3) the Participant's termination of employment with the Affiliated Employers.

                                      XII.

         THE SECOND PARAGRAPH OF SECTION 12.6(B) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW PARAGRAPH:

                  Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury Regulations thereunder. Notwithstanding the preceding and any Plan provision to the contrary, with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January of 2001. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service. Following issuance of the final regulations, the provisions of the final regulations shall apply immediately following the date that the proposed regulations cease to apply.

                                      XIII.

         SECTION 17.2(B) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 17.2(B):

                  (b) Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed; provided, however, that any individual subject to this
         Section 17.2 who is classified as a "temporary employee" in the sole discretion of the Company, pursuant to its normal practices, shall remain subject to the provisions of Section 3.1 without modification. Notwithstanding the foregoing, initial eligibility to participate in the Plan for a Discretionary Profit Sharing Contribution (Section 17.2(f)) shall be the Plan Year during which one Year of Service is completed.

                                      XIV.

         THE FIRST PARAGRAPH OF SECTION 17.2(F) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW PARAGRAPH:

                  (f) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who meet the requirements of one of the following groups:

                  (i) Eligible Participants who (I) are members of Local No. 480 of the Utility Workers Union of America, (II) are employed at the Mirant Canal, LLC facilities, (III) are hired or rehired by an Employing Company after August 11, 2001, (IV) meet the eligibility requirement Section 17.2(b) and (V) are Eligible Employees on the last day of a Plan Year; or

                  (ii) Eligible Participants who (I) are members of Local No. 480 of the Utility Workers Union of America, (II) are employed at the Mirant Canal, LLC facilities, (III) elected on forms provided by an Employing Company on or before November 30, 2001 to participate in the "New Retirement Program," as that term is defined in Section (VIII)(E) of Schedule A to the Mirant Services Pension Plan for Bargaining

                  Unit Employees, (IV) meet the eligibility requirement Section 17.2(b) and (V) are Eligible Employees on the last day of a Plan Year.

         A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contributions (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

                                       XV.

         THE FIRST PARAGRAPH OF SECTION 17.6(E) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW PARAGRAPH:

                  (e) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who were initially hired by an Employing Company on or after June 1, 2000, who have satisfied the eligibility requirements of
         Section 3.1 and who are Eligible Employees on the last day of a Plan Year. A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contribution (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

                                      XVI.

         SECTION 17.7(B) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 17.7(B):

                  (b) Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed; provided, however, that any individual subject to this
         Section 17.7 who is classified as a "temporary employee" in the sole discretion of the Company, pursuant to its normal practices, shall remain subject to the provisions of Section 3.1 without modification. Notwithstanding the foregoing, initial eligibility to participate in the Plan for a Discretionary Profit Sharing Contribution (Section 17.7(f)) shall be the Plan Year during which one Year of Service is completed.

                                      XVII.

         THE FIRST PARAGRAPH OF SECTION 17.7(F) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW PARAGRAPH:

                  (f) A Discretionary Profit Sharing Contribution (Section 5.3) may be contributed, at the discretion of the Employing Company, for Participants who were initially hired by an Employing Company on or after April 17, 2001, who meet the eligibility requirement Section 17.7(b) and who are Eligible Employees on the last day of a Plan Year. A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contribution (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

                                     XVIII.

         EXCEPT AS AMENDED HEREIN BY THIS THIRD AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS THIRD AMENDMENT.

         IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this Third Amendment to the Plan this 12th day of February, 2002 to be effective as provided herein.

                         APPENDIX B - ALLOCATION GROUPS


         The Allocation Groups as of January 1, 2002 are:

GROUP 1:          Eligible Participants described in Section 17.2(f).

GROUP 2:          Eligible Participants described in Section 17.6(e).

GROUP 3:          Eligible Participants described in Section 17.7(f).

GROUP 4: All Eligible Participants who are not members of Group 1, Group 2 or Group 3.

                                                                   EXHIBIT 10.51


                             FIRST AMENDMENT TO THE
                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN


         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2, 2001 as a result of the spin-off of Mirant Corporation from the Southern Company; and

         WHEREAS, the Americas Benefits Committee (the "Committee") desires to amend the Plan to limit the amount of short-term incentive payments included in the definition of "Compensation" for purposes of allocating fixed and discretionary profit sharing contributions under the Plan; and

         WHEREAS, the Committee also desires to amend the Plan to require participants to choose from which types of contributions in their Plan account they wish to take in-service withdrawals, while maintaining the current restrictions on withdrawals of matching and elective employer contributions;

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to the Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective June 1, 2001 unless otherwise provided herein:

                                       I.

         Effective April 2, 2001, Section 5.5 of the Plan shall be amended by deleting the third sentence of such Section 5.5 and replacing it with the following new third sentence:

         Compensation for purposes of this Section 5.5 shall mean a Participant's Compensation hereunder plus any short-term incentive bonus payments under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.18 herein.

                                       II.

         Effective April 2, 2001, Section 5.6 of the Plan shall be amended by deleting the third sentence of such Section 5.6 and replacing it with the following new third sentence:

         Compensation for purposes of this Section 5.6 shall mean a Participant's Compensation hereunder plus any short-term incentive bonus payments under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.18 herein.

                                      III.

         Section 11.1(a) of the Plan shall be deleted in its entirety and replaced with the following new Section 11.1(a):

                  (a) Subject to the provisions of Article XII, this Section 11.1, and Sections 11.2 through 11.6, a Participant may make withdrawals from his vested Account effective as of any Valuation Date in the order of priority as such Participant shall elect, subject to the following conditions:

                           (1) A Participant may only withdraw up to fifty
                  percent (50%) of the value of his Account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of the withdrawal.

                           (2) Except in the case of hardship as provided in
                  Section 11.6, only Participants who have attained age 59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), may withdraw Elective Employer Contributions and any earnings or appreciation thereon.

                                       IV.

         Section 11.5 of the Plan shall be amended by deleting the phrase "distributed under any option listed in Section 11.1" and replacing it with the phrase "withdrawn under Section 11.1."

                                       V.

         Section 11.6(a) of the Plan shall be deleted in its entirety and replaced with the following new Section 11.6(a):

                  (a) Except as provided in (e) below and in addition to the other requirements of Article XI, a Participant may make a withdrawal from his Account attributable to Elective Employer Contributions (not including the earnings or appreciation thereon) if the Committee determines that the withdrawal is to be made on account of an immediate and heavy financial need of the Participant, the amount of the withdrawal does not exceed such financial need, and the amount of the withdrawal is not reasonably available from other resources of the Participant.

                                       VI.

         Section 11.6(e) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(7)(A)" and replacing it with a reference to "Section 11.1(a)(2)."

                                      VII.

         Section 18.6 of the Plan shall be amended by deleting the reference to "Section 11.1(a)(6)" and replacing it with a reference to "Section 11.1(a)(1)."

                                      VIII.

         Section 19.5 of the Plan shall be amended by deleting the reference to "Section 11.1(a)(6)" and replacing it with a reference to "Section 11.1(a)(1)."

                                       IX.

         Section 20.6(a) of the Plan shall be amended by deleting the reference to "Section 11.1(a)(6)" and replacing it with a reference to "Section 11.1(a)(1)."

                                       X.

         Section 20.6(b) shall be deleted in its entirety and replaced with the following Section 20.6(b):

                  (b) Notwithstanding the provisions of Section 11.1 and subject to the provisions of Article XII, this Section 20.6, and Sections 11.2 through 11.6, a Participant may make withdrawals from his Transferred ESOP Account as described in Section 19.4(f); provided, however, that the amount in his Transferred ESOP Account attributable to funds which had been held in the Southern ESOP for less than two years may not be withdrawn until the first day of the month following the two-year anniversary of the date such funds were contributed to the Southern ESOP.

                                       XI.

         Section 20.6(c) shall be deleted in its entirety and replaced with the following Section 20.6(c):

                  (c) Notwithstanding the provisions of Section 11.1 and subject to the provisions of Article XII, this Section 20.6, and Sections 11.2 through 11.6, a Participant may make withdrawals from his Transferred Common Stock Account as described in Section 19.4(g); provided, however, that the amount in his Transferred Common Stock Account attributable to Common Stock that was distributed on Southern Stock which had been held in the Southern ESOP for less than two years may not be withdrawn until the first day of the month following the two-year anniversary of the date such Southern Stock was contributed to the Southern ESOP.

                                      XII.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this First Amendment.


         IN WITNESS WHEREOF, Mirant Services, LLC, through a duly authorized member of the Americas Benefits Committee, has adopted this First Amendment to the Mirant Services Employee Savings Plan, this 31st day of May, 2001 to be effective as provided herein.


                                     AMERICAS BENEFITS COMMITTEE:



                                     By:  /s/ Dianne W. Davenport
                                        ---------------------------------------
                                              Dianne W. Davenport

                                                                   EXHIBIT 10.52


                             SECOND AMENDMENT TO THE
                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN

         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2, 2001;

         WHEREAS, the Company desires to amend the Plan to clarify eligibility requirements for purposes of allocating profit sharing contributions under the Plan;

         WHEREAS, the Company also desires to amend the Plan to provide that discretionary profit sharing contributions will be initially invested in a participant's Company stock fund;

         WHEREAS, the Company also desires to amend the Plan to provide that profit sharing contributions shall not be available for participant loans; and

         WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         EFFECTIVE AS OF APRIL 2, 2001, SECTION 2.28(B)(1) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.28(B)(1):

                           (1) an Employee who: (a) was actively employed by an
                  Employing Company or a Southern Affiliate on December 31, 1996; (b) will attain his fortieth (40th) birthday on or before January 1, 2002; (c) who did not elect in accordance with uniform procedures established under the Southern Company Pension Plan to be subject to the "new pension program," as that term is defined in the Southern Company Pension Plan, (d) who was not employed or reemployed by an Employing Company or a Southern Affiliate on or after January 1, 1997, and (e) who did not rescind a waiver of participation under section 2.7 of the Southern Company Pension Plan on or after January 1, 1997 that was in effect on December 31, 1996; and

                                       II.

         EFFECTIVE AS OF APRIL 2, 2001, SECTION 5.5 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 5.5:

         5.5 Fixed Profit Sharing Contribution. Each Employing Company shall make a Fixed Profit Sharing Contribution to the Accounts of Eligible Participants for each calendar quarter equal to the three percent (3%) of such Eligible Participants' Compensation during such calendar quarter.

The Fixed Profit Sharing Contribution shall be made without regard to the current or accumulated net profits of the Employing Company. Compensation for purposes of this Section 5.5 shall mean a Participant's Compensation hereunder plus any short-term incentive pay awarded under the Mirant Corporation Omnibus Incentive Compensation Plan. The Fixed Profit Sharing Contribution shall be allocated among the Accounts of Eligible Participants in proportion to the ratio that the Compensation of an Eligible Participant during the calendar quarter for which such Fixed Profit Sharing Contribution relates to the Compensation of all Eligible Participants during such calendar quarter. Fixed Profit Sharing Contributions shall be paid to the Trustee as soon as practicable after the expiration of each calendar quarter for which such Fixed Profit Sharing Contribution relates, but in any event not later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year of the payroll period in question.

                                      III.

         SECTION 8.2 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 8.2:

         8.2 Investment of Participant Contributions and Fixed Profit Sharing Contributions. Each Participant shall direct, at the time he elects to participate in the Plan and at such other times as may be directed by the Investment Review Committee or pursuant to Section 8.6, that his Elective Employer Contributions, Voluntary Participant Contributions, and Fixed Profit Sharing Contributions be invested in one or more of the Investment Funds, provided such investments are made in one-percent (1%) increments.

                                       IV.

         SECTION 8.3 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 8.3:

         8.3 Investment of Employer Matching and Discretionary Profit Sharing Contributions. Employer Matching Contributions and Discretionary Profit Sharing Contributions shall be invested entirely in the Company Stock Fund and shall remain invested in the Company Stock Fund until such time that the Participant elects to invest all or a portion of the amount credited to his Employer Matching Contribution or Discretionary Profit Sharing Contribution subaccounts in any of the Investment Funds under this Plan as provided in Section 8.5.

         Notwithstanding the foregoing, any amounts attributable to employer matching or profit sharing contributions, which are transferred to this Plan pursuant to a trust-to-trust transfer, shall not be invested in the Company Stock Fund but shall instead be invested at the Participant's direction. If no such direction is provided, such transferred amount shall be invested in accordance with procedures established by the Investment Review Committee.

                                       V.

         EFFECTIVE AS OF OCTOBER 1, 2001, SECTION 11.7(B)(2) OF THE PLAN SHALL BE AMENDED BY DELETING THE PHRASE "FIFTY PERCENT (50%) OF SUCH PARTICIPANT'S ACCOUNT" AND REPLACING IT WITH THE PHRASE "FIFTY PERCENT (50%) OF SUCH PARTICIPANT'S ACCOUNT (EXCLUDING THE VALUE OF

SUCH PARTICIPANT'S FIXED PROFIT SHARING CONTRIBUTION AND DISCRETIONARY PROFIT SHARING CONTRIBUTION SUBACCOUNTS)."

                                       VI.

         EFFECTIVE AS OF OCTOBER 1, 2001, SECTION 11.7(C) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 11.7(C):

                  (c) The order of priority of Investment Fund(s) from which the principal amount of the loan shall be obtained shall be pro rata, provided, however, no funds attributable to the Fixed Profit Sharing Contribution or Discretionary Profit Sharing Contribution subaccounts shall be available for loans.

                                      VII.

         EFFECTIVE AS OF JUNE 1, 2001, THE FOLLOWING SHALL BE ADDED TO THE END OF SECTION 14.2:

                  Notwithstanding the foregoing, an Employing Company may contribute Common Stock, in kind, to the Trust in satisfaction of its liability for Employer Matching Contributions or Discretionary Profit Sharing Contributions.

                                      VIII.

         EXCEPT AS AMENDED HEREIN BY THIS SECOND AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS SECOND AMENDMENT.


         IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this Second Amendment to the Plan this 21st day of December, 2001 to be effective as provided herein.

                                                                   EXHIBIT 10.53


                             THIRD AMENDMENT TO THE
                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN


         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2, 2001;

         WHEREAS, the Company desires to amend the Plan to incorporate "good faith" amendments under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

         WHEREAS, the Company desires to amend the Plan regarding the allocation of Discretionary Profit Sharing Contributions; and

         WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of January 1, 2002, unless otherwise noted:

                                       I.

         SECTION 2.6(C) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.6(C):

                  (c) any Plan distributions, including unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), but not related rollovers or plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), made within the Plan Year that includes the Determination Date or within the one year period ending on the Determination Date (provided, however, that for distributions made for a reason other than termination of employment, death or disability, the preceding phrase "within the one year period ending on the Determination Date" shall be replaced with "within the five year period ending on the Determination Date"), and distributions made under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group;

                                       II.

         SECTION 2.6 OF THE PLAN SHALL BE AMENDED BY ADDING THE FOLLOWING NEW PARAGRAPH IMMEDIATELY FOLLOWING SECTION 2.6(E):

         Notwithstanding the foregoing, if any Participant has not performed any Hours of Service at any time during the one-year period ending on any Determination Date, the Account balance of such Participant shall not be taken into consideration for purposes of determining whether the Plan is Top Heavy with respect to the Plan Year to which the Determination Date applies.

                                      III.

         SECTION 2.18 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.18:

         2.18 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer which are not includable in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 457, 414(h)(2), and,
effective for Plan Years beginning on and after January 1, 2001, Code Section 132(f)(4), plus monthly shift and monthly seven-day schedule differentials and before deduction of taxes, social security, etc. Compensation shall exclude all awards under any incentive pay plans sponsored by an Affiliated Employer includible as gross income, bonuses, regular overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by an Affiliated Employer.

         For Plan Years ending on or before December 31, 2001, the Compensation of each Employee taken into account under the Plan shall not exceed $170,000, as adjusted pursuant to Section 401(a)(17)(B) of the Code. For Plan Years beginning on or after January 1, 2002, the Compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted pursuant to
Section 401(a)(17)(B) of the Code. If a determination period consists of fewer than 12 months, the applicable compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                                       IV.

         SECTION 2.29 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.29:

         2.29 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state that accepts the Distributee's Eligible Rollover Distribution and which agrees to separately account for amounts transferred into such plan from this Plan.

                                       V.

         SECTION 2.30 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.30:

         2.30 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion from net unrealized appreciation with respect to employer securities) to the extent such amounts are attributable to employee after-tax contributions; and (d) any hardship distribution described in Section 402(c)(4)(C) of the Code.

                                       VI.

         SECTION 2.44 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.44:

         2.44 "Key Employee" shall mean any Employee or former Employee (and his Beneficiary) who is a key employee within the meaning of Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                                      VII.

         SECTION 2.56 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 2.56:

         2.56 "Rollover Contribution" shall mean that portion of an eligible rollover distribution (as defined in Code Section 402(c)(4)) that an Eligible Employee elects to contribute to this Plan in accordance with the requirements of Section 3.5. The term Rollover Contribution includes amounts transferred to this Plan (1) in a trustee to trustee transfer from another qualified plan; (2) from another qualified plan as a lump sum distribution eligible for tax free rollover treatment which is transferred by the Participant to this Plan within 60 days following receipt thereof; (3) from an annuity contract described in
Section 403(b) of the Code, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof; (4) from an eligible plan under Section 457 of the Code which is maintained by a state, or any agency or instrumentality of a state or political subdivision of a state, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof; or (5) from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof, but only the portion of the distribution that is eligible to be rolled over and would be includible in gross income. Notwithstanding the foregoing, no portion of a Rollover Contribution to this Plan shall include after-tax amounts.

                                      VIII.

         SECTION 3.5 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 3.5:

         3.5 Rollovers from Other Plans. An Eligible Employee who has received a distribution of his interest in a tax qualified retirement plan, an annuity contract described in Section 403(b) of the Code; or an eligible plan under
Section 457 of the Code of a former employer or from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code may elect to deposit all or any portion (as designated by such Eligible Employee) of the amount of such distribution which qualifies as a Rollover Contribution in this Plan. The Committee shall establish rules and procedures to implement this
Section 3.5, including without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan or annuity of the former employer and compliance with any applicable provisions of the Code relating to such contributions. The amount contributed to the Trustee pursuant to this Section 3.5 shall be placed in the Eligible Employee's Rollover Contribution subaccount for the benefit of the Eligible Employee pursuant to
Section 9.1. The Eligible Employee shall have a fully vested interest in the balance of his Rollover Contribution subaccount at all times and such Rollover Contribution subaccount shall share in the earnings, gains, and losses of the Trust Fund as set forth in Article IX of the Plan. An Employee shall be entitled to a distribution of his Rollover Contribution subaccount pursuant to the applicable provisions of Articles XI and XII hereof.

                                       IX.

         SECTION 4.4(C)(1) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 4.4(C)(1):

                           (1) the termination of employment, death or disability of the Participant;

                                       X.

         THE FOLLOWING NEW SECTION 4.10 IS ADDED TO THE END OF ARTICLE IV:

         4.10     Catch-Up Contributions.

         (a) The term "Catch-Up Contributions" shall mean the contributions under this Section 4.10 made by the Employer during the Plan Year at the election of the Participant in lieu of cash compensation and pursuant to a salary reduction agreement.

         (b) Effective for Plan Years beginning on and after January 1, 2002, a Participant who is eligible to make Elective Employer Contributions and who attains age fifty (50) prior to the end of the applicable Plan Year may make a Catch-Up Contribution in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as
         applicable, by reason of the allowance of such Catch-Up Contributions.

         (c) Catch-Up Contributions shall not be taken into consideration for purposes of determining the amount of Employer Matching Contributions.

         (d) Catch-Up Contributions shall be credited to a subaccount under an Employee's Elective Employer Contribution Subaccount, and shall be initially invested in accordance with the provisions of Section 8.2.

                                       XI.

         SECTION 5.4 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND SECTIONS 5.5, 5.6, 5.7 AND 5.8 SHALL BE RENUMBERED AS SECTIONS 5.4, 5.5, 5.6 AND 5.7, RESPECTIVELY.

                                      XII.

         SECTION 5.6 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 5.6:

5.6 Discretionary Profit Sharing Contribution. In addition to the Fixed Profit Sharing Contribution, each Employing Company may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to each Allocation Group for the Accounts of Eligible Participants who are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. The Discretionary Profit Sharing Contribution may be made in a whole dollar amount or as a percentage of the Compensation of each Eligible Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this Section 5.6, and may be made without regard to the current or accumulated net profits of the Employer. Compensation for purposes of this Section 5.6 shall mean a Participant's Compensation hereunder plus any short-term incentive bonus payments under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.18 herein. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question. Discretionary Profit Sharing Contributions will be allocated to each Eligible Participant's Discretionary Profit Sharing Contribution subaccount in accordance with the following provisions:

         (a) The Discretionary Profit Sharing made for an Allocation Group will be allocated to the Account of each Eligible Participant who is a member of that Allocation Group in the ratio that the Compensation of each Eligible Participant who is a member of that Allocation Group bears to the total Compensation of all Eligible Participants who are members of that Allocation Group.

         (b) The term "Allocation Group" shall mean the defined groups of Eligible Participants as set forth on Appendix C to the Plan, as updated from time to time.

                                      XIII.

         SECTION 6.1(A) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 6.1(A):

                  (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of a Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                           (1)      one-hundred percent (100%) of the
                  Participant's compensation in the Limitation Year; or

                           (2) $40,000 (as such amount may be adjusted from time to time pursuant to Code Section 415(d)).

                                      XIV.

         SECTION 11.6(C)(3) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 11.6(C)(3):

                           (3) The Participant agrees to suspend all elective
                  employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least six (6) months after receipt of the distribution under this Section 11.6; and

                                       XV.

         SECTION 12.6(A)(3) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 12.6(A)(3):

                           (3) the Participant's termination of employment with the Affiliated Employers.

                                      XVI.

         THE SECOND PARAGRAPH OF SECTION 12.6(B) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW PARAGRAPH:

                  Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury Regulations thereunder. Notwithstanding the preceding and any Plan provision to the contrary, with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January of 2001. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service. Following issuance of the final regulations, the provisions of the final regulations shall apply immediately following the date that the proposed regulations cease to apply.

                                      XVII.

         SECTION 16.3(D) OF THE PLAN SHALL BE RENUMBERED AS NEW SECTION 16.3(E) AND THE FOLLOWING NEW SECTION 16.3(D) SHALL BE ADDED:

                  (d) Effective for Plan Years beginning on or after January 1, 2002, Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code
         Section 416(c)(2).

                                     XVIII.

         EXCEPT AS AMENDED HEREIN BY THIS THIRD AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS THIRD AMENDMENT.

         IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this Third Amendment to the Plan this 12th day of February, 2002 to be effective as provided herein.

                         APPENDIX C - ALLOCATION GROUPS


         The Allocation Groups as of January 1, 2002 are:

GROUP 1:          Eligible Participants described in Section 3.7.

GROUP 2:          All Eligible Participants who are not members of Group 1.

                                                                   EXHIBIT 10.54

                             FOURTH AMENDMENT TO THE
                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN

         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2, 2001;

         WHEREAS, the Company desires to amend the Plan to clarify compensation taken into consideration for purposes of allocating profit sharing contributions under the Plan; and

         WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of the date this Fourth Amendment is adopted:

                                       I.

         SECTION 5.5 OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 5.5:

         5.5 Fixed Profit Sharing Contribution. Each Employing Company shall make a Fixed Profit Sharing Contribution to the Accounts of Eligible Participants for each calendar quarter equal to the three percent (3%) of such Eligible Participants' Compensation during such calendar quarter. The Fixed Profit Sharing Contribution shall be made without regard to the current or accumulated net profits of the Employing Company. Compensation for purposes of this Section 5.5 shall mean a Participant's Compensation hereunder plus any short-term incentive pay awarded under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.18 herein. The Fixed Profit Sharing Contribution shall be allocated among the Accounts of Eligible Participants in proportion to the ratio that the Compensation of an Eligible Participant during the calendar quarter for which such Fixed Profit Sharing Contribution relates to the Compensation of all Eligible Participants during such calendar quarter. Fixed Profit Sharing Contributions shall be paid to the Trustee as soon as practicable after the expiration of each calendar quarter for which such Fixed Profit Sharing Contribution relates, but in any event not later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year of the payroll period in question.

                                       II.

         EXCEPT AS AMENDED HEREIN BY THIS FOURTH AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS FOURTH AMENDMENT.

         IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this Fourth Amendment to the Plan this 5th day of March, 2002 to be effective as provided herein.

                                                                   EXHIBIT 10.55

                               MIRANT CORPORATION

                         DEFERRED COMPENSATION PLAN FOR
                         DIRECTORS AND SELECT EMPLOYEES

                              AMENDED AND RESTATED

                             EFFECTIVE APRIL 2, 2001

                                    SECTION 1
                                   Definitions

1.1 "Beneficiary Election" means the designation by a Director or Employee of the person or persons to whom distributions are made from the Plan upon the death of the Director or Employee pursuant to Section 7.

1.2 "Board" or "Board of Directors" means the Board of Directors of the Company.

1.3 "Change in Control Benefit Plan Determination Policy" means the Change in Control Benefit Plan Determination Policy, as approved by the Board of Directors, as it may be amended from time to time in accordance with the provisions therein.

1.4 "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

1.5 "Committee" means the committee as designated by the Board to be responsible for administering the Plan.

1.6 "Common Stock" means the common stock of the Company, including any shares into which it may be split, subdivided, or combined.

1.7      "Company" means Mirant Corporation, and any successor thereto.

1.8 "Compensation" means the salary, Director meeting fees, Stock retainer and annual or other short-term incentive pay awards under the Mirant Corporation Omnibus Incentive Compensation Plan as determined by the Committee payable in cash or stock to an Employee or Director by an Employing Company.

1.9 "Compensation Payment Date" means the date on which Compensation for being a Director or Employee is payable to a Director or Employee, or Compensation which would otherwise be payable to a Director or Employee if an election to defer such Compensation had not been made.

1.10 "Deferred Compensation Account" means the Prime Rate Investment Account and the Phantom Stock Investment Account.

1.11     "Director" means a member of the Board who is not an Employee.

1.12 "Distribution Election" means the designation by a Director or an Employee of the manner of distribution of the amounts and quantities held in the Director's or Employee's Deferred Compensation Accounts upon the Director's or Employee's termination from the Board of Directors or from the Company, as applicable, pursuant to Section 5.3.

1.13     "Effective Date" means April 2, 2001.

1.14 "Employee" means an employee of Mirant Services, LLC or such other Employing Company which adopts the Plan and which is approved by the Company.

1.15 "Employing Company" shall mean Mirant Services, LLC or any affiliate or subsidiary (direct or indirect) of the Company, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

1.16 "Investment Exchange Date" means any two days during a Plan Period, as elected by a Director or EMPLOYEE, on which the Director or Employee may transfer his deferred Compensation between Deferred Compensation Accounts pursuant to Section 6.3 herein.

1.17 "Market Value" means the closing price of the Common Stock, as published in the Wall Street Journal in its report of New York Stock Exchange composite transactions, on the date such Market Value is to be determined, as specified herein (or the closing price on the trading day immediately preceding such date if the Common Stock is not traded on the New York Stock Exchange on such date).

1.18 "Non-adopting Company" shall mean any subsidiary or affiliate of the Company which is not an Employing Company.

1.19 "Participant" means an Employee, former Employee, Director, or former Director, who has an unpaid Deferred Compensation Account balance under the Plan.

1.20 "Phantom Stock Investment Account" means the bookkeeping account established pursuant to Section 6.2 in which a Director or Employee may elect to defer Compensation, or make investments, and includes amounts credited thereto to reflect their investment of dividends.

1.21 "Plan" means the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees as from time to time in effect.

1.22     "Plan Period" shall mean the period designated in Section 4.

1.23 "Prime Interest Rate" means the prime rate of interest as published in the Wall Street Journal.

1.24 "Prime Rate Investment Account" means the bookkeeping account established pursuant to Section 6.1 in which a Director or Employee may elect to defer Compensation or make investments, the investment return on which is computed at the Prime Interest Rate.

1.25 "SCEM Plan" means The Southern Company Energy Marketing Executive Deferred Compensation and Supplemental Benefit Plan.

1.26 "Southern" means The Southern Company and its subsidiaries and affiliates, excluding the Company and its subsidiaries.

1.27 "Spin-off Date" means the "Group Status Change Date" as defined in the Employee Matters Agreement between Mirant Corporation (formerly, Southern Energy, Inc.) and The Southern Company.

1.28 "Stock retainer" means the annual retainer fee paid in Common Stock to a Director.

1.29 "The Southern Company Directors' Plan" means the Deferred Compensation Plan for Directors of The Southern Company.

1.30 "The Southern Company Plan" means The Southern Company Deferred Compensation Plan.

1.31 "Transferred Amount" means an amount (a) equal to the value of either a Director's accounts under The Southern Company Directors' Plan, an Employee's Deferred Compensation Account under the SCEM Plan or an Employee's accounts under The Southern Company Plan, as applicable, and
         (b) which has been transferred to the Plan in connection with either the Director's transfer from the board of directors of The Southern Company to the Board or a corporate transaction including, but not limited to, a spin-off of the Company from The Southern Company, as applicable.

1.32 "Transferred Amount Investment Date" means the date as of which a Director's or Employee's Transferred Amount will be credited to a Deferred Compensation Account in accordance with Section 5.2.

Where the context requires, words in the masculine gender shall include the feminine gender, words in the singular shall include the plural, and words in the plural shall include the singular.

                                    SECTION 2
                                     Purpose

The Plan provides a method of deferring payment to a Director or Employee of his Compensation until a date following the termination of his membership on the Board of Directors or employment with an Employing Company, as applicable.

                                    SECTION 3
                                   Eligibility

The following are eligible to participate in the Plan:

         (a)      Individuals who serve as Directors; and

         (b)      Employees specifically selected by the Committee.

Notwithstanding the foregoing, any Employee eligible to defer compensation under any similar deferred compensation plan maintained by an Employing Company or maintained by a Non-adopting Company shall be ineligible to defer Compensation under this Plan, unless the Committee in its sole discretion shall determine otherwise.

                                    SECTION 4
                                  Plan Periods

The first Plan Period under this Plan shall begin September 27, 2000. This first Plan Period shall end on December 31, 2000, and all subsequent Plan periods shall be a calendar year, except that the initial Plan Period applicable to any person either elected to the Board or hired by the Company who was not a Director or Employee, as applicable, on the preceding December 31, shall begin on the first day of such Director's membership on the Board or such Employee's employment with an Employing Company.

                                    SECTION 5
                                    Elections

5.1      Deferral of Compensation

         (a) Prior to the beginning of a Plan Period or within thirty days following the first day of either the first Plan Period or a Director's or Employee's initial Plan Period, a Director or Employee may direct that payment of all or any portion of the Compensation that otherwise would be paid to the Director or Employee for serving as a Director or Employee for the Plan Period, be deferred in amounts as designated by the Director or Employee, and credited to (i) a Prime Rate Investment Account, or (ii) a Phantom Stock Investment Account. Upon the Director's termination from the Board of Directors or upon the Employee's termination of employment, as applicable, such deferred Compensation and accumulated investment return held in the Director's or Employee's Deferred Compensation Accounts shall be distributed to the Director or Employee in accordance with the Director's or Employee's Distribution Election and the provisions of Section 7.

         (b) Except as provided in Section 5.1(c) below, an election to defer Compensation is irrevocable. Such an election shall continue from Plan Period to Plan Period unless the Director or Employee changes his election to defer Compensation paid in a future Plan Period prior to the beginning of such future Plan Period.

         (c) Notwithstanding the provisions of Section 5.1(b) of the Plan, the Committee, in its sole discretion upon written application by an Employee, may authorize the suspension of an Employee's election to defer Compensation in the event of an unforeseen emergency or hardship of the Employee. A suspension of an election to defer Compensation will be on account of hardship if it is necessary in light of immediate and heavy financial needs of the Employee which cannot reasonably be met from the Employee's other financial resources. For this purpose, any amounts held in the Employee's accounts in other deferred compensation plans maintained by the Company or Mirant Services, LLC, shall not be deemed to be reasonably available. Any suspension of an election to defer Compensation authorized by the Committee shall become effective as of the first payroll period beginning thirty (30) days after receipt by the Company of the Employee's suspension application, or as soon as practicable after the receipt of such application. Such suspension of an election to defer Compensation shall be effective for the remainder of the Plan Year of application and shall be deemed an annual election by the Employee for each succeeding Plan Year unless otherwise modified by the Employee under the provisions of Section 5.1(a) hereof.

         (d) Compensation deferred under this Section 5.1 shall be invested in Deferred Compensation Accounts as directed by the Director or Employee on the Compensation Payment Date and any Investment Exchange Date.

5.2      Amounts Transferred

         (a) Any Transferred Amounts which were invested at the prime interest rate under either The Southern Company Plan, the SCEM Plan or The Southern Company Directors' Plan will be credited to a Prime Rate Investment Account hereunder as soon as administratively practicable following the date the Transferred Amount is transferred to the Plan.

         (b) Any Transferred Amounts which were invested in Southern Company phantom stock under either The Southern Company Plan or The Southern Company Directors' Plan will be invested in a Phantom Stock Investment Account hereunder as soon as administratively practicable following the date the Transferred Amount is transferred to the Plan in accordance with such terms as may be established by the Committee.

         (c) Upon a Director's termination from the Board of Directors or an Employee's termination of employment, as applicable, the Transferred Amounts and accumulated investment return held in the Director's or Employee's Deferred Compensation Accounts shall be distributed to the Director or Employee in accordance with the Director's or Employee's Distribution Election and the provisions of Section 7.

5.3      Distribution Election

         (a) Prior to the establishment of a Deferred Compensation Account for a Director or an Employee under this Plan, the Director or Employee may elect that upon termination from the Board of Directors or an Employing Company, as applicable, the values and quantities held in the Director's or Employee's

                  Deferred Compensation Accounts be distributed to the Director or the Employee, pursuant to the provisions of Section 7, in a single distribution or in a series of annual installments not to exceed ten (10), unless the amount in the Director's or Employee's Deferred Compensation Accounts is less than or equal to $25,000 on the last business day of the calendar quarter in which the Director or Employee terminates, in which case such distribution will be in a lump sum. The time for the commencement of distribution shall be as soon as administratively practicable following the last day of the calendar quarter in which the Director or Employee terminates. The transfer by an Employee between affiliates and subsidiaries of the Company shall not be deemed to be a termination of employment with an Employing Company for purposes of the Plan.

         (b) A Distribution Election is irrevocable except that a Director or Employee may amend the Distribution Election then in effect not later than the 366th day prior to his termination of Board membership or employment, as applicable.

5.4      Beneficiary Election

         A Director, former Director, Employee or former Employee may designate a beneficiary or beneficiaries to receive distributions from the Plan in accordance with the provisions of Section 7 upon the death of the Director or Employee. The Beneficiary Election may be changed by a Director, former Director, Employee or former Employee, at any time, and without the consent of the prior Beneficiary or Beneficiaries.

5.5      Form of Election

         All elections pursuant to the provisions of this Section 5 of the Plan shall be made in writing to the Director of Compensation of the Company on a form or forms available upon request from the Director of Compensation.

                                    SECTION 6
                                    Accounts

6.1      Prime Rate Investment Account

         A Prime Rate Investment Account shall be established for each Director or Employee either (i) electing deferral of Compensation, (ii) transferring all or a portion of a Transferred Amount, or (iii) changing investment of deferred Compensation pursuant to Section 6.3, for investment at the Prime Interest Rate. The Prime Rate Investment Account shall be credited with either (i) the amount of cash directed by the Director or Employee to such account as of the Compensation Payment Date or Transferred Amount Investment Date, (ii) the Market Value of the shares of Common Stock received by a Director or Employee as Compensation as of the Compensation Payment Date, or (iii) the Market Value of the shares of Common Stock credited to a Director's or Employee's Phantom Stock Investment Account that are subject to reinvestment in the Prime Rate

         Investment Account on an Investment Exchange Date pursuant to Section 6.3, determined as of the last business day immediately prior to the Investment Exchange Date, as applicable. The Prime Rate Investment Account shall be credited thereafter with interest computed using the Prime Interest Rate. Interest shall be computed from the date such amounts are credited to the account and compounded daily. Interest shall accrue and compound on any balance until the amount credited to the account is reinvested pursuant to Section 6.3 or is fully distributed.

6.2      Phantom Stock Investment Account

         A Phantom Stock Investment Account shall be established for each Director or Employee either (i) electing deferral of Compensation, (ii) transferring all or a portion of a Transferred Amount, or (iii) changing investment of deferred Compensation (plus accumulated investment return related thereto) pursuant to Section 6.3, for investment at the Common Stock investment rate. The Phantom Stock Investment Account shall be credited with the number of shares (including fractional shares rounded to the nearest ten-thousandth) of Common Stock which either (i) could have been purchased on the Compensation Payment Date, the Transferred Amount Investment Date, or the Investment Exchange Date, as applicable, as determined by dividing the compensation (plus accumulated investment return, if applicable) directed to such account by the Market Value as of such date, or (ii) which would have been paid to the Director on the Compensation Payment Date as a Stock retainer absent such Director's election to defer the Stock retainer for investment in such account, as applicable. On the date of the payment of dividends on the Common Stock, the Director's or Employee's Phantom Stock Investment Account shall be credited with additional shares (including fractional shares rounded to the nearest ten-thousandth) of Phantom Stock, as follows:

         (a) In the case of cash dividends, such additional shares as would have been purchased as of the Common Stock dividend payment date as if the credited shares had been outstanding and dividends reinvested thereon;

         (b) In the case of dividends payable in property other than cash or Common Stock, such additional shares as could be purchased at the Market Value as of the date of payment with the fair market value of the property which would have been payable if the credited shares had been outstanding; and

         (c) In the case of dividends payable in Common Stock, such additional shares as would have been payable on the credited shares if they had been outstanding.

         (d) If the Company enters into transactions involving stock splits, stock dividends, reverse splits or any other recapitalization transactions, the number of shares of Common Stock credited to a Phantom Stock Investment Account will be adjusted (rounded to the nearest ten thousandth of a share) so that the Phantom Stock Investment Account reflects the same percentage investment interest in the Company after the recapitalization as was the case before such transaction.

6.3      Investment Exchange.

         A Director or Employee may elect on an Investment Exchange Date to transfer his deferred Compensation and his Transferred Amounts (and accumulated investment return related thereto) from one Deferred Compensation Account to another, except that no investment transfer election which causes short swing profit issues will be honored.

                                    SECTION 7
                                  Distributions

7.1 Upon termination of a Director's membership on the Board or an Employee's employment with an Employing Company, the amount credited to a Director's or Employee's Deferred Compensation Accounts will be paid to the Director or Employee or his beneficiary or beneficiaries, as applicable. The amount credited to a Director's or Employee's Deferred Compensation Accounts shall be paid in cash. Such payments shall be from the general assets of the Company in accordance with this Section
         7. The transfer by an Employee between subsidiaries and affiliates of the Company shall not be deemed to be a termination of employment with an Employing Company for purposes of the Plan. Notwithstanding the preceding sentence, in the event an Employee transfers employment pursuant to Section 7.5 herein, the Employee's Deferred Compensation Accounts shall be governed by Section 7.5.

7.2 Unless other arrangements are specified by the Committee on a uniform and nondiscriminatory basis, deferred amounts shall be paid in the form of (i) a lump sum payment, or (ii) in approximately equal annual installments, as elected by the Director or Employee pursuant to the provision of Section 5.3; provided, however, that payments shall be made only in a single lump sum if either (i) payment commences due to termination for cause or (ii) the amount in the Employee's or Director's Deferred Compensation Account as of the last business day of the calendar quarter in which the Employee or Director terminates membership or employment is less than $25,000. Such payments shall be made (or shall commence) as soon as reasonably practicable following the last business day of the calendar quarter in which the Director of Employee terminates Board membership or employment, as applicable.

         If the Director or Employee elected to receive annual installments, the first payment shall be made as soon as reasonably practicable following the last day of the calendar quarter in which such Employee or Director terminates Board membership or employment, as applicable, and shall be equal to the balance in the Director's or Employee's Deferred Compensation Accounts on the last day of the calendar quarter in which such Employee or Director terminates membership or employment, divided by the number of annual installment payments. Each subsequent annual payment shall be an amount equal to the balance in the Director's or Employee's Deferred Compensation Accounts on the last business day of the calendar quarter in which the anniversary of such Director's or Employee's termination of membership or employment occurs, divided by the number of remaining annual payments and shall be paid as soon as reasonably practicable following the last business day of the calendar quarter in which such anniversary of termination occurs. The Market Value of any shares of Common Stock credited to a Director's or Employee's Phantom Stock Investment Account shall be determined as of the last business day of the calendar quarter in which either the Director or Employee terminates or the anniversary of such termination occurs, as applicable.

7.3 Upon the death of a Director, Employee, former Employee, or a former Director prior to the payment of all amounts credited to the Director's or Employee's Deferred Compensation Accounts, the unpaid balance shall be paid in the sole discretion of the Committee (i) in a lump sum to the designated beneficiary or beneficiaries of such Director, Employee, former Employee, or former Director as soon as reasonably practicable following the last day of the calendar quarter in which such Director, Employee, former Employee or former Director dies, or (ii) in accordance with the Distribution Election made by such Director, Employee, former Employee, or former Director. In the event a beneficiary designation has not been made, or the designated beneficiaries are deceased or cannot be located, payment shall be made to the estate of the Director, Employee, former Employee, or former Director. The Market Value of any shares of Common Stock credited to a Director's Phantom Stock Investment Account shall be determined as of the last business day of the calendar quarter in which either the Director dies or the anniversary of such death occurs, as applicable.

7.4 Upon the total disability of an Employee or former Employee as determined by the Social Security Administration, prior to the complete distribution of his or her Deferred Compensation Accounts, the unpaid balance of his or her Deferred Compensation Accounts shall be paid in the sole discretion of the Committee either (i) in a lump sum to the Employee or his or her legal representative as soon as administratively practicable following the last business day of the calendar quarter in which the Committee receives notification of the determination of the disability by the Social Security Administration or (ii) in accordance with the Employee's Distribution Election.


7.5 In the event an Employee transfers employment to Southern prior to the Spin-off Date, the value of the Employee's Deferred Compensation Accounts under the Plan as of the date the Employee transfers employment shall be transferred from the Company to Southern, and the Company shall have no further obligation to make any distribution to the Employee under Section 7.1.

                                    SECTION 8
                                Change in Control

         The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control of Mirant Corporation, and the benefits to be provided hereunder in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

                                    SECTION 9
                               General Provisions

9.1 An Employing Company shall make no provision for the funding of any Deferred Compensation Accounts payable hereunder that (i) would cause the Plan to be a funded plan for purposes of section 404(a)(5) of the Code, or (ii) would cause the Plan to be other than an "unfunded and unsecured promise to pay money or other property in the future" under Treasury Regulations ss. 1.83-3(e); and an Employing Company shall have no obligation to make any arrangement for the accumulation of funds to pay any amounts under this Plan. Subject to the restrictions of the preceding sentence and in Section 9.3 herein, an Employing Company, in its sole discretion, may establish one or more grantor trusts described in Treasury Regulations ss. 1.677(a)-I(d) to accumulate funds to pay amounts under this Plan, provided that the assets of such trust shall be required to be used to satisfy the claims of the Employing Company's general creditors in the event of the Employing Company's bankruptcy or insolvency.

9.2 In the event that an Employing Company shall decide to establish an advance accrual reserve on its books against the future expense of payments from any Deferred Compensation Accounts, such reserve shall not under any circumstances be deemed to be an asset of this Plan but, at all times, shall remain a part of the general assets of the Employing Company, subject to claims of the Employing Company's creditors.

9.3 A person entitled to any amount under this Plan shall be a general unsecured creditor of the Employing Company(ies) with respect to such amount. Furthermore, a person entitled to a payment or distribution with respect to a Deferred Compensation Account, shall have a claim upon the Employee Company(ies) only to the extent of the balance in his Deferred Compensation Accounts.

9.4 All commissions, fees and expenses that may be incurred in operating the Plan and any related trust established in accordance with Section
         9.1 herein will be paid by the Company.

9.5 Notwithstanding any other provision of this Plan, elections under this Plan may only be made by Directors while they are directors of the Company and Employees while they are employees of an Employing Company (with the exception of the designation of beneficiaries).

9.6 Directors, Employees, their legal representatives and their beneficiaries shall have no right to anticipate, alienate, sell, assign, transfer, pledge or encumber their interests in the Plan, nor shall such interests be subject to attachment, garnishment, levy or execution by or on behalf of creditors of the Directors, of the Employees or of their beneficiaries.

9.7 In the event a Participant disputes the calculation of his Deferred Compensation Account or payment of amounts due under the terms of this Plan, such Participant has recourse against the Participant's Employing Company, the Plan, and the Trust (as defined in the Change in Control Benefit Plan Determination Policy) for the payment of benefits to the extent the Trust so provides.

                                   SECTION 10
                                 Administration

Subject to the express provisions of the Plan, the Committee shall have the exclusive right to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. The decisions, actions and records of the Committee shall be conclusive and binding upon the Employing Companies and all persons having or claiming to have any right or interest in or under the Plan.

The Committee may delegate to such officers, employees or departments of the Employing Companies such authority, duties, and responsibilities of the Committee as it, in its sole discretion, considers necessary or appropriate for the proper and efficient operation of the Plan, including, without limitation,
(i) interpretation of the Plan, (ii) approval and payment of claims, and (iii) establishment of procedures for administration of the Plan.

                                   SECTION 11
                    Amendment, Termination and Effective Date

11.1     Amendment of the Plan

         Except for the provisions of Section 8 hereof, which may not be amended following a "Change in Control" (as defined in the Change in Control Benefit Plan Determination Policy), and subject to the provisions of
         Section 11.3 herein, the Plan may be wholly or partially amended or otherwise modified at any time by written action of the Board of Directors.

11.2     Termination of the Plan

         Subject to the provisions of Section 11.3 herein, the Plan may be terminated at any time by written action of the Board of Directors.

11.3     No Impairment of Benefits

         Notwithstanding the provisions of Sections 11.1 and 11.2 herein, no amendment to or termination of the Plan shall impair any rights to benefits which have accrued hereunder.

11.4     Governing Law

         This Plan shall be construed in accordance with and governed by the laws of the State of Georgia.


         IN WITNESS WHEREOF, the Plan has been executed pursuant to resolutions of the Board of Directors of Mirant Corporation, effective as of April 2, 2001.

                                                                   EXHIBIT 10.56

                             FIRST AMENDMENT TO THE
                               MIRANT CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES

         WHEREAS, Mirant Corporation (the "Company") heretofore adopted the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees (the "Plan"), effective September 27, 2000, and subsequently amended and restated the Plan effective April 2, 2001; and

         WHEREAS, pursuant to Section 11.1 of the Plan, the Board of Directors of the Company (the "Board") has the authority to amend the Plan; and

         WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

         WHEREAS, the Committee desires to amend the Plan to add an early withdrawal provision, subject to certain substantial restrictions and limitations; and

         WHEREAS, the Committee desires to change the Plan Period from the calendar year to April 1 through March 31; and

         WHEREAS, the Committee desires to change the valuation date of Participants' Deferred Compensation Accounts for purposes of determining the amount of distribution upon termination from the last business day of the calendar quarter in which the Director or Employee terminates to the last business day of the month in which the Director or Employee terminates; and

         WHEREAS, the Committee has determined that the above amendments would likely not have a material effect on the cost of the Plan, however, in any event, the Compensation Committee of the Board has approved the amendments contained herein.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of March 1, 2002:

                                       I.

         Section 4 of the Plan shall be deleted in its entirety and replaced with the following new Section 4:

         The first Plan Period under this Plan shall begin September 27, 2000 and shall end on December 31, 2000. The second Plan Period under this Plan shall be January 1, 2001 through December 31, 2001. The third Plan Period under this Plan shall be

         January 1, 2002 through March 31, 2002. All subsequent Plan Periods shall be April 1 through March 31, except the initial Plan Period applicable to any person either elected to the Board or hired by the Company who was not a Director or Employee, as applicable, on the preceding March 31, shall begin on the first day of such Director's membership on the Board or such Employee's employment with an Employing Company.

                                       II.

         Section 5.3(a) of the Plan shall be amended by deleting such subsection in its entirety and replacing it with the following new Section 5.3(a):

         (a) Prior to the establishment of a Deferred Compensation Account for a Director or an Employee under this Plan, the Director or Employee may elect that upon termination from the Board of Directors or an Employing Company, as applicable, the values and quantities held in the Director's or Employee's Deferred Compensation Account be distributed to the Director or the Employee, pursuant to the provisions of Section 7, in a single distribution or in a series of annual installments not to exceed ten (10), unless the amount in the Director's or Employee's Deferred Compensation Accounts is less than or equal to $25,000 on the last business day of the month in which the Director or Employee terminates, in which case such distribution will be in a lump sum; provided, however, if the Director or Employee terminates within five (5) business days prior to the last day of such month, the Director's or Employee's Deferred Compensation Account may be valued as of the last day of the following month, at the Committee's discretion. The time for the commencement of distribution shall be as soon as administratively practicable following the date the Director's or Employee's Deferred Compensation Account is valued following his termination, as described herein. The transfer by an Employee between affiliates and subsidiaries of the Company shall not be deemed to be a termination of employment with an Employing Company for purposes of the Plan.

                                      III.

         Section 5.3 of the Plan shall be amended by adding the following new
Section 5.3(c) to such Section 5.3:

         (c) Notwithstanding any provision herein to the contrary and subject to the substantial restrictions and limitations contained herein, a Participant may elect a withdrawal from his Deferred Compensation Account at any time during his participation in the Plan. Any withdrawal taken under this
                  Section 5.3(c) shall be subject to a ten percent (10%) penalty; thus, ten percent (10%) of the amount a Participant elects to withdraw from his Deferred Compensation Account shall be forfeited and he shall receive ninety percent (90%) of the elected withdrawal amount. For purposes of withdrawals, a Participant's Deferred Compensation Account will be valued as of the last business day of the month during which the withdrawal election is made; provided, however, if such withdrawal election is received by the Committee within five
                  (5) business days prior to the last business day of such month, the Participant's Deferred Compensation Account may be valued as of the last business day of the following month, at the Committee's discretion. Withdrawal elections under this
                  Section 5.3(c) shall be paid in a lump sum payment as soon as administratively feasible following the date on which the value of the Participant's Deferred Compensation Account is determined.

                  (i) Directors and Employees. The withdrawal amount for a Director or Employee must be equal to or greater than the lesser of $10,000 or the total amount in his Deferred Compensation Account. Withdrawals under this
                           Section 5.3(c)(i) may not exceed two (2) per calendar year. The election to defer Compensation under this Plan of any Director or Employee making a withdrawal under this Section 5.3(c)(i) will be suspended for the remainder of the Plan Period containing the withdrawal and the next succeeding Plan Period. Such suspension shall be effective as of the last day of the month in which the Director's or Employee's Deferred Compensation Account is valued for purposes of such withdrawal.

                  (ii) Former Directors and Employees. The withdrawal amount for a former Director or former Employee must be the total amount in his Deferred Compensation Account.

                                       IV.

         Section 7.2 of the Plan is amended by deleting the first paragraph of such Section 7.2 in its entirety and replacing it with the following new paragraph:

         Unless other arrangements are specified by the Committee on a uniform and nondiscriminatory basis, deferred amounts shall be paid in the form of (i) a lump sum payment, or (ii) in approximately equal annual installments, as elected by the Director or Employee pursuant to the provision of Section 5.3; provided, however, that payments shall be made only in a single lump sum if either (i) payment commences due to termination for cause or (ii) the amount in the Employee's or Director's Deferred Compensation Account as of the last business day of the month in which the Employee or Director terminates membership or employment is less than $25,000; provided, however, if the Director or Employee terminates within five (5) business days prior to the last day of such month, the

         Director's or Employee's Deferred Compensation Account may be valued as of the last day of the following month, at the Committee's discretion.. Such payments shall be made (or shall commence) as soon as reasonably practicable following the date the Director's or Employee's Deferred Compensation Account is valued following his termination of Board membership or employment, as applicable, as described herein. .

                                       V.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this First Amendment.

         IN WITNESS WHEREOF, Mirant Corporation, through its duly authorized officer pursuant to a unanimous consent of the Committee dated March 5, 2002, has adopted this First Amendment to the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, this 5th\ day of March, 2002 to be effective March 1, 2002.

                                    MIRANT CORPORATION:



                                    By: /s/ Dianne W. Davenport
                                       ------------------------
                                        Dianne W. Davenport

                                                                   EXHIBIT 10.57


                                 MIRANT SERVICES
                            SUPPLEMENTAL BENEFIT PLAN

\

                                 MIRANT SERVICES
                            SUPPLEMENTAL BENEFIT PLAN

                                                                                Page
                                                                                ----
ARTICLE I - PURPOSE AND ADOPTION OF PLAN.........................................1
         1.1 Adoption............................................................1
         1.2 Purpose.............................................................1
         1.3 Transferred Accounts................................................1


ARTICLE II - DEFINITIONS.........................................................2
         2.1 Account.............................................................2
         2.2 Beneficiary.........................................................2
         2.3 Board or Board of Managers..........................................2
         2.4 Bonus Plan..........................................................2
         2.5 Change in Control Benefit Plan Determination Policy.................2
         2.6 Code................................................................2
         2.7 Committee...........................................................2
         2.8 Common Stock........................................................2
         2.9 Company.............................................................2
         2.10 Deferred Compensation Plan.........................................2
         2.11 Effective Date.....................................................2
         2.12 Employee...........................................................3
         2.13 Employing Company..................................................3
         2.14 Mirant.............................................................3
         2.15 Non-Pension Benefit................................................3
         2.16 Participant........................................................3
         2.17 Pension Benefit....................................................3
         2.18 Pension Plan.......................................................3
         2.19 Phantom Common Stock...............................................3
         2.20 Plan...............................................................3
         2.21 Plan Year..........................................................3
         2.22 Purchase Price.....................................................3
         2.23 Resolution Date....................................................3
         2.24 Sales Price........................................................4
         2.25 Savings Plan.......................................................4
         2.26 Trust..............................................................4
         2.27 Valuation Date.....................................................4


ARTICLE III - ADMINISTRATION OF PLAN.............................................4
         3.1 Administrator.......................................................4
         3.2 Powers..............................................................4
         3.3 Duties of the Committee.............................................4
         3.4 Indemnification.....................................................5

ARTICLE IV - ELIGIBILITY.........................................................5
         4.1 Eligibility Requirements............................................5
         4.2 Determination of Eligibility........................................5


ARTICLE V - BENEFITS.............................................................6
         5.1 Pension Benefit.....................................................6
         5.2 Non-Pension Benefit.................................................6
         5.3 Distribution of Benefits............................................7
         5.4 Funding of Benefits.................................................9
         5.5 Withholding........................................................10
         5.6 Recourse Against Deferred Compensation Trust.......................10
         5.7 Mirant Guarantee...................................................10
         5.8 Change in Control..................................................10


ARTICLE VI - MISCELLANEOUS......................................................10
         6.1 Assignment.........................................................10
         6.2 Amendment and Termination..........................................11
         6.3 No Guarantee of Employment.........................................11
         6.4 Construction.......................................................11

                                 MIRANT SERVICES

                            SUPPLEMENTAL BENEFIT PLAN



                    ARTICLE I - PURPOSE AND ADOPTION OF PLAN

         1.1 Adoption: This Mirant Services Supplemental Benefit Plan is hereby adopted as of January 1, 2001.

         1.2 Purpose: The Plan is designed to provide certain retirement and other deferred compensation benefits primarily for a select group of management or highly compensated employees which are not otherwise payable or cannot otherwise be provided (1) under the Mirant Services Pension Plan and the Mirant Services Employee Savings Plan, as a result of the limitations set forth under Sections 401(a)(17), 401(k), 401(m), 402(g), or 415 of the Code; and (2) to
compensate for lost benefits resulting from participation in the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, as such plan may be amended from time to time. The Plan shall be an unfunded deferred compensation arrangement whose benefits shall be paid solely from the general assets of the Employing Companies.

         1.3 Transferred Accounts. The Committee, in its sole discretion, may allow the transfer of amounts representing a Participant's account from another supplemental benefit plan to the Employing Companies' general assets to be recorded as a separate bookkeeping account under this Plan, or combined with the amounts in the Participant's Account under this Plan, as the Committee shall determine.

                  (a) Funds representing the amounts in each Participant's "Supplemental Benefit Account" (as such term is defined in the Southern Company Energy Marketing Executive Deferred Compensation and Supplemental Benefit Plan (the "SCEM Plan")) under the SCEM Plan, as determined on the Effective Date of this Plan, shall be transferred to the Company's general assets and recorded as a bookkeeping account for such Participant (the "SCEM Accounts"). No further contributions shall be made to the SCEM Accounts, which shall receive interest at the prime rate as published in the Wall Street Journal, compounded daily. Payments shall be made from the SCEM Accounts at the same time and in the same manner as a Participant's Account under this Plan.

                  (b) Funds representing the amounts in each Employee's "Account" (as such term is defined in the Southern Company Supplemental Benefit Plan (the "Southern Plan")) under the Southern Plan, as determined on the Effective Date of this Plan, shall be transferred to the Company's general assets. Such amounts will be included in the respective Participant's Account under this Plan and payable at the same time and in the same manner as the Participant's Account under this Plan. With respect to an Employee whose Account under the Southern Plan is transferred to this Plan (the "Southern Account"), but who is not a Participant in this Plan, payment of the amounts in such

Southern Account shall be made at the same time and in the same manner as if such Southern Account were an Account under this Plan.

                            ARTICLE II - DEFINITIONS

         2.1 "Account" shall mean the total amount credited to the bookkeeping account of a Participant established by the Employing Company to reflect the interest of a Participant in the Plan resulting from a Participant's Non-Pension Benefit calculated in accordance with Section 5.2.

         2.2 "Beneficiary" shall mean any person, estate, trust, or organization entitled to receive any payment under the Plan upon the death of a Participant.

         2.3 "Board" or "Board of Managers" shall mean the Board of Managers of the Company.

         2.4 "Bonus Plan" shall mean the Mirant Services Supplemental Compensation Plan.

         2.5 "Change in Control Benefit Plan Determination Policy" shall mean the Change in Control Benefit Plan Determination Policy, as approved by the Board, as it may be amended from time to time in accordance with the provisions therein.

         2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "Committee" shall mean the committee as designated by the Board to be responsible for administering the Plan, and as referred to in Section 3.1 hereof.

         2.8      "Common Stock" shall mean common stock of Mirant.

         2.9 "Company" shall mean Mirant Services, LLC, its successors and assigns.

         2.10 "Deferred Compensation Plan" shall mean the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, as amended from time to time.

         2.11     "Effective Date" shall mean January 1, 2001.

         2.12 "Employee" shall mean an employee of an Employing Company, not covered by a collective bargaining agreement between the Employing Company and a union or other employee representative.

         2.13 "Employing Company" shall mean the Company, any United States subsidiary or affiliate of Mirant, or any other subsidiary or affiliate of Mirant, which the Board may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

         2.14 "Mirant" shall mean Mirant Corporation (f/k/a Southern Energy, Inc.), its successors and assigns.

         2.15     "Non-Pension Benefit" shall mean the benefit described in
Section 5.2.

         2.16 "Participant" shall mean an Employee or former Employee who is eligible and participates in the Plan pursuant to Sections 4.1 and 4.2.

         2.17     "Pension Benefit" shall mean the benefit described in Section
5.1.

         2.18 "Pension Plan" shall mean the Mirant Services Pension Plan, as amended from time to time.

         2.19 "Phantom Common Stock" shall mean the Common Stock in which a Participant is deemed to invest his Non-Pension Benefit as if such Common Stock had been purchased upon contribution to the Savings Plan.

         2.20 "Plan" shall mean the Mirant Services Supplemental Benefit Plan, as amended from time to time.

         2.21     "Plan Year" shall mean the calendar year.

         2.22 "Purchase Price" shall mean for purposes of deemed purchases of Phantom Common Stock the following: (a) with respect to the Savings Plan, the closing price on the New York Stock Exchange of a share of the Common Stock under the Savings Plan as of the applicable Valuation Date; and (b) with respect to any investment of dividends attributable to Phantom Common Stock, the dividend reinvestment price of a share of the Common Stock under the Savings Plan as of the applicable Valuation Date.

         2.23 "Resolution Date" shall mean the first date on which all of the amount deferred with respect to a Participant under this Plan is reasonably ascertainable within the meaning of Treasury Regulation 31.3121(v)(2).

         2.24 "Sales Price" shall mean the closing price on the New York Stock Exchange of a share of Common Stock under the Savings Plan as of each applicable Valuation Date.

         2.25 "Savings Plan" shall mean the Mirant Services Employee Savings Plan, as amended from time to time.

         2.26 "Trust" shall mean the Mirant Corporation Deferred Compensation Trust.

         2.27 "Valuation Date" shall mean each business day of the New York Stock Exchange.

         Where the context requires, the definitions of all terms set forth in the Pension Plan, the Savings Plan and the Deferred Compensation Plan shall apply with equal force and effect for purposes of interpretation and administration of the Plan, unless said terms are otherwise specifically defined in the Plan. The masculine pronoun shall be construed to include the feminine pronoun and the singular shall include the plural, where the context so requires.

                      ARTICLE III - ADMINISTRATION OF PLAN

         3.1 Administrator. The general administration of the Plan shall be placed in the Committee. The Committee shall consist of the members of the Company's Americas Benefits Committee. Any member may resign or may be removed by the Board of Managers and new members may be appointed by the Board of Managers at such time or times as the Board of Managers in its discretion shall determine. The Committee shall be chaired by the Chairman of the Americas Benefits Committee and may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof, or without a meeting by resolution or written memorandum concurred in by a majority of the members.

         3.2 Powers. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan more particularly set forth herein. It shall have the discretion to interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by it shall be conclusive and binding on all persons. It may adopt such regulations as it deems desirable for the conduct of its affairs. It may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan, and shall be the agent for the service of process.

         3.3      Duties of the Committee.

                  (a) The Committee is responsible for the daily administration of the Plan. It may appoint other persons or entities to perform any of its fiduciary functions. The Committee and any such appointee may employ advisors and other persons necessary or convenient to help it carry out its duties, including its fiduciary duties. The Committee shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

                  (b) The Committee shall maintain accurate and detailed records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Committee.

                  (c) The Committee shall take all steps necessary to ensure that the Plan complies with the law at all times. These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining of adequate Participants' records; recording and transmission of all notices required to be given to Participants and their Beneficiaries; the receipt and dissemination, if required, of all reports and information received from the Employing Companies; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Committee shall keep a record of all of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

         3.4 Indemnification. The Employing Companies shall indemnify the Committee against any and all claims, losses, damages, expenses and liability arising from an action or failure to act, except when the same is finally judicially determined to be due to gross negligence or willful misconduct. The Employing Companies may purchase at their own expense sufficient liability insurance for the Committee to cover any and all claims, losses, damages and expenses arising from any action or failure to act in connection with the execution of the duties as Committee. No member of the Committee who is also an Employee shall receive any compensation from the Plan for his services in administering the Plan.

                            ARTICLE IV - ELIGIBILITY

         4.1 Eligibility Requirements. All Employees who are determined eligible to participate in accordance with Section 4.2: (a) whose benefits under the Pension Plan are limited by the limitations set forth in Sections 401(a)(17) or 415 of the Code, (b) for whom contributions by the Employing Company to the Savings Plan are limited by the limitations set forth in Sections 401(a)(17), 401(k), 401(m), 402(g) or 415 of the Code, or (c) who make deferrals under the Deferred Compensation Plan, shall be eligible to receive benefits under the Plan.

         4.2 Determination of Eligibility. The Committee shall determine which Employees are eligible to participate. Upon becoming a Participant, an Employee shall be deemed to have assented to the Plan and to any amendments hereafter adopted. The Committee shall be authorized to rescind the eligibility of any Participant if necessary to insure that the Plan is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees under the Employee Retirement Income Security Act of 1974, as amended.

                              ARTICLE V - BENEFITS

         5.1      Pension Benefit.

                  (a) Each Participant shall be entitled to a Pension Benefit equal to that portion of his Retirement Income under the Pension Plan which is not payable under the Pension Plan as a result of the limitations imposed by Sections 401(a)(17) or 415(b) of the Code.

                  (b) For purposes of this Section 5.1, the Pension Benefit of a Participant shall be calculated based on the Participant's Earnings that are considered under the Pension Plan in calculating his Retirement Income, without regard to the limitation of Section 401(a)(17) of the Code, including any portion of his compensation he may have elected to defer under the Deferred Compensation Plan. The actuarial equivalent of any payments received by a Participant under Section 4.1(a) of the Bonus Plan shall be used as an offset in calculating the Pension Benefit for such Participant hereunder and shall be determined using the actuarial assumptions in Section 1.17 of the Bonus Plan.

                  (c) To the extent that a Participant's Retirement Income under the Pension Plan is recalculated as a result of an amendment to the Pension Plan in order to increase the amount of his Retirement Income, the Participant's Pension Benefit shall also be recalculated in order to properly reflect such increase in determining payments of the Participant's Pension Benefit made on or after the effective date of such increase.

         5.2      Non-Pension Benefit.

                  (a) A Participant shall be entitled to a Non-Pension Benefit which is determined under this Section 5.2. An Account shall be established for the Participant as of his initial Plan Year of participation in the Plan. Each Plan Year, such Account shall be credited with an amount equal to the amount that the Employing Company is prohibited from contributing to the Savings Plan on behalf of the Participant as a result of the limitations imposed by Sections 401(a)(17), 401(k), 401(m), 402(g) or 415(c) of the Code.

                  (b) For purposes of this Section 5.2, the Non-Pension Benefit of a Participant shall be calculated based on the Participant's compensation that would have been considered in calculating allocations to his accounts under the Savings Plan, without regard to the limitations of Section 401(a)(17) or
Section 402(g) of the Code, including any portion of his compensation he may have elected to defer under the Deferred Compensation Plan. Any payments received by a Participant under Section 4.1(b) of the Bonus Plan shall be used as an offset in determining the Non-Pension Benefit for such Participant hereunder.

                  (c) The Non-Pension Benefit of the Participant shall be deemed to be invested in Phantom Common Stock. On each such date of investment, a Participant's Account shall be credited with the number of shares (including fractional shares) of Phantom Common Stock which could have been purchased on such date, based upon the Common Stock's Purchase Price. As of the date upon which occurs the payment of dividends on the Common Stock, there shall be credited with respect to shares of Phantom Common Stock in the Participant's Account on such date, such additional shares (including fractional shares) of Phantom Common Stock as follows:

                           (1) In the case of cash dividends, such additional shares as could be purchased at the Purchase Price with the dividends which would have been payable if the credited shares had been outstanding;

                           (2) In the case of dividends payable in property other than cash or Common Stock, such additional shares as could be purchased at the Purchase Price with the fair market value of the property which would have been payable if the credited shares had been outstanding; or

                           (3) In the case of dividends payable in Common Stock, such additional shares as would have been payable on the credited shares if they had been outstanding.

                  (d) As soon as practicable following the first day of his eligibility to have benefits credited to his Account, a Participant shall designate in writing on a form to be prescribed by the Committee the method of payment of his Account, which shall be the payment of a single lump sum or a series of annual installments not to exceed ten (10). The method of distribution initially designated by a Participant shall not be revoked and shall govern the distribution of a Participant's Account. Notwithstanding the foregoing, in the sole discretion of the Committee, upon application by the Participant, the method of distribution designated by such Participant may be modified not later than the 366th day prior to a Participant's date of separation from service in order to change the form of distribution of his Account in accordance with the terms of the Plan; provided, however, that any Participant who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, with respect to equity securities of Mirant Corporation shall not be permitted to amend his distribution election during any time period for which such Participant is required to file any such reports with respect to his Non-Pension Benefit unless such amendment is specifically approved by the Committee in its sole discretion. Each Participant, his Beneficiary, and legal representative shall be bound as to any action taken pursuant to the method of distribution elected by a Participant and the terms of the Plan.

         5.3      Distribution of Benefits.

         (a) The Pension Benefit, as determined in accordance with Section 5.1, shall be payable in monthly increments on the first day of the month concurrently with the Participant's Retirement Income under the Pension Plan. The form in which the Pension Benefit is paid will be the same as elected by the Participant under the Pension Plan except that the amount of the monthly benefit will be modified at the appropriate time based on the commencement of payments as follows:

                  (i) If all or a portion of the Participant's Pension Benefit has not yet been "taken into account" for employment tax purposes within the meaning of Treasury Regulation 31.3121(v)(2), the Participant's initial monthly payment of his Pension Benefit or, if such

         "taking into account" occurs thereafter, his first monthly Pension Benefit following the Resolution Date, shall be increased by the amount necessary to pay the tax due under the Federal Insurance Contributions Act with respect to the amount of the Participant's Pension Benefit then required to be "taken into account" ("FICA Tax"), if any, increased by the amount necessary to pay the Participant's federal and state income tax (at a combined estimated rate of forty-five percent (45%)) upon such FICA Tax and upon such increase.

                  (ii) In the event of a one-time increase in a Participant's Pension Benefit under Section 5.3(a)(i) hereof, the Employing Company shall thereafter reduce the Participant's Pension Benefit by the aggregate amounts, if any, paid under Section 5.3(a) hereof, and calculate, based upon such reduced Pension Benefit, the difference between the Participant's monthly Pension Benefit prior to such reduction and the Pension Benefit the Participant would have received based upon the reduced Pension Benefit determined on an actuarially equivalent basis in accordance with the terms of the Pension Plan, taking into account the form of benefit elected by the Participant under the Pension Plan.

                  (iii) The Beneficiary of a Participant's Pension Benefit shall be the same as the Provisional Payee, if any, of the Participant's Retirement Income under the Pension Plan.

         (b) When a Participant terminates his employment with the Employing Company (including any subsidiaries or affiliates thereof), said Participant shall be entitled to receive the market value of any shares of Phantom Common Stock (and fractions thereof) reflected in his Account in a single lump sum cash distribution or annual cash installments not to exceed ten (10). Such distribution shall be made as soon as reasonably practicable following the last business day of the calendar quarter in which the Participant terminates. With regard to any distribution made under this Article, the market value of any shares of Phantom Common Stock credited to a Participant's Account shall be based on the Sales Price. No portion of a Participant's Account shall be distributed in Common Stock.

         (c) In the event a Participant elects to receive the distribution of his Account in annual installments, the first payment shall be made as soon as reasonably practicable following the last business day of the calendar quarter in which the Participant terminates. Installments shall equal the balance in the Participant's Account taking into account the tax due under the Federal Insurance Contributions Act divided by the number of annual installment payments. Each subsequent annual payment shall be an amount equal to the balance in the Participant's Account as of the Valuation Date, divided by the number of the remaining annual payments and shall be due on the anniversary of the preceding payment date.

         (d) Upon the death of a Participant, or a former Participant prior to the payment of the market value of any shares of Phantom Common Stock (and fractions thereof) credited to said Participant's Account based on the Sales Price, the unpaid balance shall be paid in the sole discretion of the Committee
(1) in a lump sum to the designated Beneficiary of a Participant or former Participant as soon as reasonably practicable following the last business day of the calendar quarter in which the Committee is provided evidence of the Participant's death or (2) in accordance with the distribution method chosen by such Participant or former Participant. The Beneficiary designation may be changed by the Participant or former Participant at any time without the consent of the prior Beneficiary. In the event a Beneficiary designation is not on file or the designated Beneficiary is deceased or cannot be located, payment will be made to the person or persons in the first of the following classes of successive preference, if then living:

                           (1)      the Participant's spouse on the date of his
                                     death;
                           (2)      the Participant's children, equally;
                           (3)      the Participant's parents, equally;
                           (4)      the Participant's brothers and sisters,
                                    equally; or
                           (5)      the Participant's executors or
                                    administrators.

                  Payment to such one or more persons shall completely discharge the Plan with respect to the amount so paid.

         (e) Upon the total disability of a Participant or former Participant, as determined by the Committee, prior to the payment of the market value of any shares of Phantom Common Stock (and fractions thereof) credited to such Participant's Account based on the Sales Price, the unpaid balance of his Account shall be paid in the sole discretion of the Committee (1) in a lump sum to the Participant or former Participant, or his legal representative as soon as reasonably practicable following the last business day of the calendar quarter following the date on which the Committee makes the determination of the Participant's disability or (2) in accordance with the distribution method elected by such Participant or former Participant.

         (f) Notwithstanding the foregoing provisions of this Section 5.3, if a Participant or Beneficiary becomes entitled to a payment of his Account balance and such Account balance does not exceed $5,000, said Participant shall receive the market value of any shares of Phantom Common Stock (and fractions thereof) reflected in his Account in a single lump sum distribution. Such distribution shall be made as soon as reasonably practicable following the last business day of the calendar quarter following the date on which he becomes entitled to such payment.

         (g) The Committee, in its sole discretion upon application made by the Participant, a designated Beneficiary, or their legal representative, may determine to accelerate payments or, in the event of death or total disability (as determined by Social Security Administration), to extend or otherwise make payments in a manner different from the manner in which such payment would be made under the method of distribution elected by the Participant in the absence of such determination.

         5.4 Funding of Benefits. Except as expressly limited under the terms of the Trust, the Employing Companies shall not reserve or otherwise set aside funds for the payment of their obligations under the Plan. In any event, such obligations shall be paid or deemed to be paid solely from the general assets of the Employing Companies. Participants shall only have the status of general, unsecured creditors of the Employing Companies. Notwithstanding that a Participant shall be entitled to receive the balance of his Account under the Plan, the assets from which such amount shall be paid shall at all times remain subject to the claims of the creditors of the Employing Company. When a Participant becomes entitled to payment of a Pension Benefit, the Employing Company may, in its sole discretion elect to purchase an annuity from a reputable third party annuity provider to secure payment of all or any portion of the Participant's Pension Benefit, pursuant to a uniform annuitization program adopted by the Committee.

         5.5 Withholding. There shall be deducted from payments and, if necessary, from the Non-Pension Account under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by the Employing Company to such governmental authority for the account of the Participant or Beneficiary.

         5.6 Recourse Against Deferred Compensation Trust. In the event a Participant disputes the calculation of his Pension Benefit or Non-Pension Benefit, or payment of amounts due under the terms of the Plan, the Participant has recourse against his Employing Company, Mirant, the Plan, and the Trust for payment of benefits to the extent the Trust so provides.

         5.7 Mirant Guarantee. If the Company fails or refuses to make payments under the Plan, Participants employed by the Company may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Southern Energy Resources, Inc. Compensation and Benefit Arrangements" entered into by the Company and Mirant. A Participant's right to payment is not increased as a result of this Guarantee. Participants have the same right to payment from Mirant as they have from the Company. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

         5.8 Change in Control. The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control or preliminary change in control of Mirant, the benefits to be provided hereunder and the funding of the Trust in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

                           ARTICLE VI - MISCELLANEOUS

         6.1 Assignment. Neither the Participant, his Beneficiary, nor his legal representative shall have any rights to sell, assign, transfer or otherwise convey the right to receive the payment of any Pension Benefit or Non-Pension Benefit due hereunder, which payment and the right thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payment under the Plan shall be null and void and of no effect.

         6.2 Amendment and Termination. Except for the provisions of Section 5.8 hereof, which may not be amended following a "Change in Control," as defined in the Change in Control Benefit Plan Determination Policy, the Plan may be amended or terminated at any time by the Board of Managers, provided that no amendment or termination shall cause a forfeiture or reduction in any benefits accrued as of the date of such amendment or termination. The Plan may also be amended by the Committee (a) if such amendment does not involve a substantial increase in cost to the Employing Companies, or (b) as may be necessary, proper, or desirable in order to comply with laws or regulations enacted or promulgated by any federal or state governmental authority.

         6.3 No Guarantee of Employment. Participation hereunder shall not be construed as creating any contract of employment between the Employing Company and a Participant, nor shall it limit the right of the Employing Companies to suspend, terminate, alter, or modify, whether or not for cause, the employment relationship between the Employing Company and a Participant.

         6.4 Construction. This Plan shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent such laws are not otherwise superseded by the laws of the United States.

         IN WITNESS WHEREOF, the Plan has been executed by a duly authorized officer of Mirant Services, LLC, pursuant to resolutions of the Board of Managers of the Company, this 28th day of March, 2001, to be effective as provided herein.

                                                                   EXHIBIT 10.58


                             FIRST AMENDMENT TO THE
                                 MIRANT SERVICES
                            SUPPLEMENTAL BENEFIT PLAN



         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Supplemental Benefit Plan (the "Plan"), effective January 1, 2001 to provide certain retirement and other deferred compensation benefits primarily for a select group of management or highly compensated employees; and

         WHEREAS, pursuant to Section 6.2 of the Plan, the Board of Managers of the Company (the "Board") has the authority to amend the Plan; and

         WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

         WHEREAS, the Committee desires to change the valuation date of Participants' Accounts for purposes of determining the amount of distribution upon termination from the last business day of the calendar quarter in which the Participant terminates to the last business day of the month in which the Participant terminates; and

         WHEREAS, the Committee has determined that the above amendment would not have a material effect on the cost of the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of March 1, 2002:

                                       I.

         Section 5.3(b) of the Plan shall be amended by deleting such subsection in its entirety and replacing it with the following new Section 5.3(b):

                  (b) When a Participant terminates his employment with the Employing Company (including any subsidiaries or affiliates thereof), said Participant shall be entitled to receive the market value of any shares of Phantom Common Stock (and fractions thereof) reflected in his Account in a single lump sum cash distribution or annual cash installments not to exceed ten (10). The Participant's Account shall be valued as of the last business day of the month in which the Participant terminates; provided, however, if the Participant terminates within five (5) business days prior to the last day of such month, the Participant's Account may be valued as of the last business day of the following month, at the Committee's discretion. Such distribution shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date. With regard to any distribution made under this Article, the market value of any shares of Phantom Common Stock credited to a Participant's Account shall be based on the Sales Price. No portion of a Participant's Account shall be distributed in Common Stock.


                                       II.

         Section 5.3(c) of the Plan shall be amended by deleting such subsection in its entirety and replacing it with the following new Section 5.3(c):

                  (c) In the event a Participant elects to receive the distribution of his Account in annual installments, the Participant's Account and the first payment shall be valued as of the last business day of the month in which the Participant terminates; provided, however, if the Participant terminates within five (5) business days prior to the last day of such month, the Participant's Account may be valued as of the last business day of the following month, at the Committee's discretion. Each subsequent annual payment shall be an amount equal to the balance in the Participant's Account as of the valuation date, divided by the number of the remaining annual payments. Installment payments shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date. Installments shall equal the balance in the Participant's Account taking into account the tax due under the Federal Insurance Contributions Act divided by the number of annual installment payments.


                                      III.

         Section 5.3(f) of the Plan shall be amended by deleting such subsection in its entirety and replacing it with the following new Section 5.3(f):

                  (f) Notwithstanding the foregoing provisions of this Section 5.3, if a Participant or Beneficiary becomes entitled to a payment of his Account balance and such Account balance does not exceed $5,000, said Participant shall receive the market value of any shares of Phantom Common Stock (and fractions thereof) reflected in his Account in a single lump sum distribution. The Participant's Account shall be valued as of the last business day of the month in which the Participant terminates; provided, however, if the Participant terminates within five (5) business days prior to the last day of such month, the Participant's Account may be valued as of the last business day of the following month, at the Committee's discretion. Payments shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date.

                                       IV.

         All parts of the Plan not inconsistent here with are hereby ratified and confirmed.

         IN WITNESS WHEREOF, Mirant Services, LLC, through its duly authorized officer pursuant to a unanimous consent of the Committee dated March 5, 2002, has adopted this First Amendment to the Mirant Services Supplemental Benefit Plan, this 5th day of March, 2002 to be effective March 1, 2002.


                                        MIRANT SERVICES, LLC:



                                        By:      /s/ Dianne W. Davenport
                                           --------------------------------
                                                 Dianne W. Davenport

                                                                   EXHIBIT 10.59



                                 MIRANT SERVICES
                         SUPPLEMENTAL COMPENSATION PLAN

                                 MIRANT SERVICES
                         SUPPLEMENTAL COMPENSATION PLAN

                                     PURPOSE

         This Mirant Services Supplemental Compensation Plan is intended to compensate a specific group of Employees for their loss of eligibility for benefits under the Mirant Services Supplemental Executive Retirement Plan and the Mirant Services Supplemental Benefit Plan following the spin-off of Mirant Corporation from The Southern Company. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), as either a welfare benefit plan or a pension plan. It is intended to be a bonus program as such term is defined in the regulations under ERISA at 29 C.F.R. ss. 2510.3-2(c).

                             ARTICLE I - DEFINITIONS

         For purposes of the Plan, the following terms when capitalized shall have the following meanings unless a different meaning is plainly required by the context:

         1.1 "Administrative Committee" shall mean the committee designated under Article II.

         1.2 "Beneficiary" shall mean any person, estate, trust or organization designated by a Participant to receive payment of the Participant's interest in any Bonus outstanding but unpaid upon the death of such Participant.

         1.3 "Board" or "Board of Managers" shall mean the board of managers of the Company.

         1.4 "Bonus" shall mean an award to a Participant under the provisions, conditions and restrictions of Articles IV and V of this Plan

         1.5 "Change in Control Benefit Plan Determination Policy" shall mean the Change in Control Benefit Plan Determination Policy, as approved by the Board, as it may be amended from time to time in accordance with the provisions therein.

         1.6 "Company" shall mean Mirant Services, LLC, its successors and assigns.

         1.7 "Effective Date" shall mean the "Group Status Change Date" as defined in the Employee Matters Agreement entered into between Mirant (f/k/a Southern Energy, Inc.) and The Southern Company.

         1.8 "Employee" shall mean each common law employee of an Employing Company, excluding any person represented by a collective bargaining agent.

         1.9 "Employing Company" shall mean the Company, any United States subsidiary or affiliate of Mirant and any other subsidiary or affiliate of Mirant which the Board may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

         1.10 "Good Reason" shall mean, without a Participant's express written consent, after written notice to his Employing Company, and after a thirty (30) day opportunity for the Participant's Employing Company to cure, the continuing occurrence of any of the following events:


                  (a) Inconsistent Duties. A meaningful and detrimental alteration in the Participant's position or in the nature or status of his or her responsibilities from those in effect immediately prior to the Effective Date;

                  (b) Reduced Salary. A reduction of five percent (5%) or more by the Employing Company in either of the following: (i) the Participant's annual base salary rate for the twelve month period immediately preceding the Effective Date ("Base Salary") (except for a less than ten percent (10%), across-the-board Base Salary reduction similarly affecting at least ninety-five percent (95%) of all Participants who are Employees of the Employing Company); or (ii) the sum of the Participant's Base Salary plus target bonus under his or her Employing Company's short term bonus plan as in effect as of the Effective Date (except for a less than ten percent (10%), across-the-board reduction of Base Salary plus target bonus under such short term plan similarly affecting at least ninety-five percent (95%) of all Participants who are Employees of the Employing Company);

                  (c) Compensation Plans. The failure by the Employing Company to continue in effect any "compensation plan or agreement" in which a Participant participates as of the Effective Date or the elimination of the Participant's participation in any such plan, (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Participants who are Employees of the Employing Company);

                  For purposes of this Section 1.10(c), the "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the Employing Company which provides for periodic, non-discretionary compensatory payments to employees in the nature of bonuses.

                  (d) Relocation. A change in a Participant's work location to a location more than fifty (50) miles from the facility where the Participant was located on the Effective Date, unless such new work location is within fifty
(50) miles from the Participant's principal place of residence on the Effective Date. The acceptance, if any, by a Participant of employment by an Employing Company at a work location which is outside the fifty mile radius set forth in this Section 1.10(d) shall not be a waiver of the Participant's right to refuse subsequent transfer by an Employing Company to a location which is more than fifty (50) miles from the Participant's principal place of residence on the Effective Date, and such subsequent, unconsented transfer shall be "Good Reason" under this Plan; or

                  (e) Benefits and Perquisites. The taking of any action by the Employing Company that would directly or indirectly materially reduce the benefits enjoyed by a Participant under the Employing Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Participant was participating as of the Effective Date, or the failure by the Employing Company to provide a Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Employing Company in accordance with the Employing Company's normal vacation policy in effect as of the Effective Date (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all Participants who are Employees of the Employing Company).

         1.11 "Mirant" shall mean Mirant Corporation, its successors and assigns.

         1.12 "Mirant SBP" shall mean the Mirant Services Supplemental Benefit Plan, as from time to time amended.

         1.13 "Mirant SERP" shall mean the Mirant Services Supplemental Executive Retirement Plan, as from time to time amended.

         1.14 "Participant" shall mean an Employee eligible to receive a Bonus pursuant to Article III.

         1.15 "Plan" shall mean this Mirant Services Supplemental Compensation Plan, as amended from time to time.

         1.16     "Plan Year" shall mean the calendar year.

         1.17 "Present Value" shall mean the amount calculated using seven and one-half percent (7 1/2%) interest and the 1983 Group Annuity Mortality Table with male and female rates averaged.

         1.18 "Termination for Cause" or "Cause" shall mean the termination of a Participant's employment by an Employing Company under any of the following circumstances:

                  (a) The Participant willfully neglects or refuses to discharge his or her duties to the Employing Company as an employee or refuses to comply with any lawful or reasonable instructions given to him or her by the Employing Company or its designee without a reasonable excuse;

                  (b) The Participant is guilty of gross misconduct. For purposes of this Plan, the following acts shall constitute gross misconduct:

                           (i) any act involving fraud or dishonesty or breach of appropriate regulations of competent authorities;

                           (ii) the carrying out of any activity or the making
                  of any statement which would prejudice or impair the good name and standing of Mirant, its subsidiaries or affiliates or would bring Mirant, its subsidiaries or affiliates into contempt, ridicule or would reasonably shock or offend any community in which Mirant, its subsidiaries or affiliates are located;

                           (iii) attendance at work in a state of intoxication
                  or otherwise being found in possession at his or her workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                           (iv) assault or other act of violence against any employee or other person during the course of the Participant's employment; and

                           (v) conviction of any felony or misdemeanor involving moral turpitude.

         Where the context requires, words in the masculine gender shall include the feminine and neuter genders, words in the singular shall include the plural, and words in the plural shall include the singular.

                        ARTICLE II - PLAN ADMINISTRATION

         2.1 Administrative Committee. The general administrative functions of the Plan shall be managed by the Administrative Committee appointed by the Board of Managers. The initial members of the Administrative Committee shall be the members of the Company's Americas Benefits Committee. Administrative Committee members shall serve at the pleasure of the Board of Managers and may be removed and appointed as the Board of Managers in its sole discretion shall determine.

         2.2 Powers. The Administrative Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan more particularly set forth herein. The Administrative Committee shall have the discretionary authority to interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by it shall be conclusive and binding on all persons. It may adopt such regulations as it deems desirable for the conduct of its affairs. It may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan, and shall be the agent for the service of process.

         2.3      Duties of the Administrative Committee.

                  (a) The Administrative Committee is responsible for the daily administration of the Plan. It may appoint other persons or entities to perform any of its fiduciary functions. The Administrative Committee and any such appointee may employ advisors and other persons necessary or convenient to help it carry out its duties, including its fiduciary duties. The Administrative Committee shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

                  (b) The Administrative Committee shall maintain accurate and detailed records of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Administrative Committee.

                  (c) The Administrative Committee shall take all steps necessary to ensure that the Plan complies with the law at all times. These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining adequate Participants' records; recording and transmission of all notices required to be given to Participants and their Beneficiaries; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Administrative Committee shall keep a record of all of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

         2.4 Indemnification. The Employing Companies shall indemnify the Administrative Committee against any and all claims, losses, damages, expenses and liability arising from an action or failure to act, except when the same is finally judicially determined to be the result of gross negligence or willful misconduct. The Employing Companies may purchase at their own expense sufficient liability insurance for the Administrative Committee to cover any and all claims, losses, damages and expenses arising from any action or failure to act in connection with the execution of the duties of the Administrative Committee. No member of the Administrative Committee shall receive any compensation from the Plan for his or her service as such.

                            ARTICLE III - ELIGIBILITY

         Employees earning annual base compensation of $100,000 or more, but less than $140,000, on the Effective Date of the Plan (who shall be listed by the Administrative Committee on Appendix A to the Plan) shall be eligible for Bonuses. The Plan is not intended to provide benefits of any kind to any other Employees, including without limitation, anyone hired after the Effective Date and anyone whose compensation falls within the above salary range after the Effective Date.

                              ARTICLE IV - BONUSES

         4.1 Amount of Bonus. Participants shall receive, subject to Sections 4.2 and 5.3, a Bonus equal to the sum of the following amounts:

                  (a) the Present Value of the amount of "Pension Benefit" under the Mirant SBP determined as of the Participant's normal retirement age and the Present Value of the amount under the Mirant SERP determined as of the Participant's normal retirement age, which the Participant would have accrued as of December 31, 2005 had the Participant been eligible to participate in such plans through such date and was eligible to participate in the Pension Plan for the entire period; and

                  (b) the amount of "Non-Pension Benefit" under the Mirant SBP which the Participant would have been entitled to receive had the Participant been eligible to participate in the Mirant SBP during the period from the Effective Date through December 31, 2005.

                  The terms and provisions of the Mirant SERP and the Mirant SBP are hereby incorporated into the Plan to the extent necessary to determine a Participant's Bonus hereunder.

         4.2 Forfeiture of Bonus. In the event that (a) a Participant's employment by an Employing Company is terminated for Cause, or (b) a Participant voluntarily terminates his or her employment for any reason other than for Good Reason, the amount of any outstanding but unpaid Bonus shall be forfeited and no Employing Company shall have any further obligations to such Participant under this Plan.

         4.3 Coordination with Eligibility for Mirant SERP and Mirant SBP. In the event that a Participant becomes eligible to participate in the Mirant SERP and the Mirant SBP on or before December 31, 2005, the amount of the Participant's Bonus will be equal to the amount determined under Section 4.1(b) only, and shall be paid on or before the last day of the calendar quarter following the calendar quarter in which the Participant becomes eligible to participate in the Mirant SERP and the Mirant SBP. The amount of any outstanding but unpaid Bonus determined under Section 4.1(a) shall be forfeited. No Employing Company shall have any further obligation to such Participant under this Plan.

         4.4 Change in Control. The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a "Change in Control" of Mirant Corporation and the benefits to be provided hereunder in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

                           ARTICLE V - BONUS PAYMENTS

         5.1 Payment. Bonuses shall be paid in a single lump sum cash payment on or before March 31, 2006, unless paid at an earlier time as provided in this
Article V.

         5.2 Acceleration of Payment. In the event that (a) an Employing Company terminates a Participant's employment other than for Cause, (b) a Participant voluntarily terminates his or her employment with an Employing Company for Good Reason, or (c) a Participant retires under the terms of the Mirant Services Pension Plan on or before December 31, 2005, the amount of any outstanding but unpaid Bonus shall be determined as of the date the Participant's employment terminates or the date the Participant retires and shall be paid in a single lump sum cash payment on or before the last day of the calendar quarter following the calendar quarter in which the Participant's employment terminates or he or she retires.

         5.3 Payment Upon Disability. In the event a Participant's employment with an Employing Company terminates due to his or her becoming totally disabled, as determined by the Administrative Committee, during the period from the Effective Date through December 31, 2005, the amount of the Participant's Bonus shall be determined as of the date of total disability and shall be paid in a single lump sum cash payment on or before the last day of the calendar quarter following the calendar quarter in which the Administrative Committee determines that the Participant is totally disabled.

         5.4 Payment Upon Death. In the event a Participant dies during the period from the Effective Date through December 31, 2005, the amount of the Participant's Bonus shall be determined as of the date of death and shall be paid to his or her Beneficiary in a single lump sum cash payment on or before the last day of the calendar quarter following the later of: (a) the calendar quarter in which the Participant's death occurs, or (b) the calendar quarter in which the Administrative Committee is provided proof of such Participant's death. In the event a Participant dies on or after December 31, 2005 with a Bonus outstanding but unpaid, the amount of such Bonus shall be paid to his or her Beneficiary in a single lump sum cash payment on or before the last day of the quarter following the later of: (a) the calendar quarter in which the Participant's death occurs, or (b) the calendar quarter in which the Administrative Committee is provided proof of such Participant's death.

         5.5 Mirant Corporation Guarantee. If the Company fails or refuses to make payments under the Plan, Participants may have the right to obtain payment by Mirant pursuant to the terms of the "Guarantee Agreement Concerning Southern Energy Resources, Inc. Compensation and Benefit Arrangements" entered into by the Company and Mirant Corporation. A Participant's right to payment is not increased as a result of this Mirant Guarantee. Participants have the same right to payment from Mirant as they have from the Company. Any demand to enforce this Mirant Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount the Company has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                      ARTICLE VI - MISCELLANEOUS PROVISIONS

         6.1 No Assignment. No Participant shall commute, sell, assign, transfer or otherwise convey the right to receive any payments under this Plan, which payments and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to any payment under this Plan shall be void and have no effect.

         6.2 Source of Distributions. No Employing Company shall reserve or otherwise set aside funds for the payment of Bonuses under this Plan and the Participants shall be general and unsecured creditors of the Employing Companies with respect to any payments under this Plan.

         6.3 Amendment and Termination. Except for the provisions of Section 4.3 hereof, which may not be amended following a "Change in Control," as defined in the Change in Control Benefit Plan Determination Policy, the Plan may be amended, modified, or terminated by the Board of Managers in its sole discretion at any time and from time to time. However, no amendment or termination shall cause a forfeiture or reduction in any accrued benefits as of the date of such amendment or termination. This Plan shall terminate on March 31, 2006, unless earlier terminated by the Board of Managers.

         6.4 Other Compensation. The Bonuses made in accordance with this Plan are in addition to any other benefits or compensation to which a Participant may be entitled or for which he or she may be eligible, whether funded or unfunded, by reason of his or her employment with any Employing Company, except as provided in Section 4.2.

         6.5 Payment of Taxes. There shall be deducted from each payment under this Plan the amount of any tax required by any governmental authority to be withheld and paid over by an Employing Company to such governmental authority for the account of the person entitled to such distribution.

         6.6 Participants Bound by Terms of Plan. Calculations under this Plan shall be made by the Administrative Committee, subject to the review of the Board of Managers, and each Participant and Beneficiary shall be bound by such calculations and the terms and conditions of this Plan.

         6.7 Governing Law. This Plan, and all its rights under it, shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, Mirant Services, LLC hereby adopts the Mirant Services Supplemental Compensation Plan this 28th day of March, 2001.

                                                                   EXHIBIT 10.60


                             FIRST AMENDMENT TO THE
                                 MIRANT SERVICES
                         SUPPLEMENTAL COMPENSATION PLAN


         WHEREAS, on March 28, 2001, Mirant Services, LLC (the "Company") adopted the Mirant Services Supplemental Compensation Plan (the "Plan"), to compensate a specific group of Employees for their loss of eligibility for benefits under the Mirant Services Supplemental Executive Retirement Plan and the Mirant Services Supplemental Benefit Plan following the spin-off of Mirant Corporation from The Southern Company; and

         WHEREAS, pursuant to Section 6.3 of the Plan, the Board of Managers of the Company (the "Board") has the authority to amend the Plan; and

         WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

         WHEREAS, the Committee desires to change the valuation date of the "non-pension benefit" portion of Participants' Bonuses under the Plan for purposes of determining the amount of distribution of such "non-pension benefit" upon termination from the last business day of the calendar quarter in which the Participant terminates to the last business day of the month in which the Participant terminates; and

         WHEREAS, the Committee has determined that the above amendment would not have a material effect on the cost of the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of March 1, 2002:

                                       I.

         Section 4.3 of the Plan shall be deleted in its entirety and replaced with the following new Section 4.3:

                  4.3 Coordination with Eligibility for Mirant SERP and Mirant SBP. In the event that a Participant becomes eligible to participate in the Mirant SERP and the Mirant SBP on or before December 31, 2005, the amount of the Participant's Bonus will be equal to the amount determined under Section 4.1(b) only, and shall be valued as of the last business day of the month in which the Participant becomes eligible to participate in the Mirant SERP and the Mirant SBP; provided, however, if the Participant becomes so eligible to participate in the Mirant SERP and the Mirant SBP within five (5) business days prior to the last day of such month, the Participant's Bonus under this Section 4.3 may be valued as of the last business day of the following month, at the Committee's discretion. The Bonus under this Section 4.3 shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date. The amount of any outstanding but unpaid Bonus determined under Section 4.1(a) shall be forfeited. No Employing Company shall have any further obligation to such Participant under this Plan.


                                       II.

         Section 5.2 of the Plan shall be deleted in its entirety and replaced with the following new Section 5.2:

                  5.2 Acceleration of Payment. In the event that (a) an Employing Company terminates a Participant's employment other than for Cause, (b) a Participant voluntarily terminates his or her employment with an Employing Company for Good Reason, or (c) a Participant retires under the terms of the Mirant Services Pension Plan on or before December 31, 2005, the amount of any outstanding but unpaid Bonus, as determined under subsection 4.1(a), shall be determined as of the date the Participant's employment terminates or the date the Participant retires and shall be paid in a single lump sum cash payment on or before the last day of the calendar quarter following the calendar quarter in which the Participant's employment terminates or he or she retires. The amount of any outstanding but unpaid Bonus, as determined under subsection 4.1(b), shall be valued as of the last day of the month in which the Participant's employment terminates or the date the Participant retires; provided, however, if the Participant terminates or retires within five (5) business days prior to the last day of such month, the Participant's Bonus under Section 4.1(b) may be valued as of the last business day of the following month, at the Committee's discretion. The Bonus under Section 4.1(b) shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date.


                                      III.

         All parts of the Plan not inconsistent here with are hereby ratified and confirmed.

         IN WITNESS WHEREOF, Mirant Services, LLC, through its duly authorized officer pursuant to a unanimous consent of the Committee dated March 5, 2002, has adopted this First Amendment to the Mirant Services Supplemental Compensation Plan, this 5th day of March, 2002 to be effective March 1, 2002.


                                         MIRANT SERVICES, LLC:



                                         By:      /s/ Dianne W. Davenport
                                            --------------------------------
                                                  Dianne W. Davenport

                                                                EXHIBIT 10.61
                             FIRST AMENDMENT TO THE
                              AMENDED AND RESTATED
                                 MIRANT SERVICES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Supplemental Executive Retirement Plan (the "Plan"), effective June 25, 1998, and subsequently amended and restated effective as of April 2, 2001 as a result of the spin-off of Mirant Corporation from the Southern Company; and

         WHEREAS, the Board of Managers of the Company (the "Board") desires to amend the Plan to limit the amount of short-term incentive payments included in the definitions of "Affiliated Employer Incentive Pay" and "Incentive Pay" for purposes of determining benefits under the Plan; and

         WHEREAS, the Board is authorized pursuant to Section 6.2 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Board hereby amends the Plan as follows, to be effective as of June 1, 2001:

                                       I.

         Section 2.4 of the Plan shall be deleted in its entirety and replaced with the following new Section 2.4:

                 2.4 "Affiliated Employer Incentive Pay" shall mean such incentive pay paid to a Participant by an Affiliated Employer which the Administrative Committee shall from time to time identify as incentive pay under the Plan, including but not limited to any incentive pay paid under the Omnibus Plan, to the extent such payments do not exceed 150% of the Participant's base pay (as determined for purposes of Section
         2.5 herein); provided, however, any payment received by the Employee under the Mirant Services Supplemental Compensation Plan shall be specifically excluded.

                                       II.

         Section 2.12 of the Plan shall be deleted in its entirety and replaced with the following new Section 2.12:

                 2.12 "Incentive Pay" shall mean those short-term incentive awards, if any, earned by an Employee under the terms of the Omnibus Plan, and such other incentive awards as may be approved from time to time by the Board of Managers, to the extent such payments do not exceed 150% of the Participant's base pay (as determined for purposes of Section 2.5 herein); provided, however, any payment received by the Employee under the Mirant Services Supplemental Compensation Plan shall be specifically excluded.

                                      III.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this First Amendment.

                                                                 EXHIBIT 10.62

                             SECOND AMENDMENT TO THE
                              AMENDED AND RESTATED
                                 MIRANT SERVICES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Supplemental Executive Retirement Plan (the "Plan"), effective June 25, 1998, and subsequently amended and restated the Plan effective as of April 2, 2001; and

         WHEREAS, the Board of Mangers has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

         WHEREAS, the Committee desires to amend the Plan to change the definition of "Incentive Pay" to use the incentive pay actually paid during a Plan Year rather than the incentive pay earned during the Plan Year and to include incentive pay which would have been paid during a Plan Year but for its deferral under the Mirant Services Deferred Compensation Plan for Directors and Select Employees; and

         WHEREAS, the Committee desires to change the calculation of Average Monthly Earnings to deem a base rate of pay for the year of the retirement; and

         WHEREAS, the Committee desires to change the limit on incentive pay taken into account under the plan from 150% to 200% of the Participant's base pay; and

         WHEREAS, the Committee has determined that the above amendments would not have a material effect on the cost of the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of January 1, 2002:

                                       I.

         Section 2.4 of the Plan shall be deleted in its entirety and replaced with the following new Section 2.4:

                  2.4 "Affiliated Employer Incentive Pay" shall mean such incentive pay paid (or which would have been paid except for the deferral of such amounts under the Mirant Services Deferred Compensation Plan for Directors and Select Employees or any successor plan) to a Participant by an Affiliated Employer which the

         Administrative Committee shall from time to time identify as incentive pay under the Plan, including but not limited to any incentive pay paid under the Omnibus Plan, to the extent such payments do not exceed 200% of the Participant's base pay (as determined for purposes of Section
         2.5 herein); provided, however, any payment received by the Participant under the Mirant Services Supplemental Compensation Plan shall be specifically excluded.

                                       II.

         Section 2.12 of the Plan shall be deleted in its entirety and replaced with the following new Section 2.12:

                  2.12 "Incentive Pay" shall mean those short-term incentive awards, if any, paid (or which would have been paid except for the deferral of such amounts under the Mirant Services Deferred Compensation Plan for Directors and Select Employees or any successor plan) to a Participant under the terms of the Omnibus Plan and such other incentive awards as may be approved from time to time by the Board of Managers, to the extent such payments do not exceed 200% of the Participant's base pay (as determined for purposes of Section 2.5 herein); provided, however, any payment received by the Participant under the Mirant Services Supplemental Compensation Plan shall be specifically excluded.

                                      III.

         Section 5.1(b) shall be deleted in its entirety and replaced with the following new Section 5.1(b):

                  (b) For purposes of Section 5.1(a)(1), the Participant's Average Monthly Earnings shall be calculated based on the Participant's Earnings that are considered under the Pension Plan in calculating his Retirement Income, but without regard to the limitation of Section 401(a)(17) of the Code, and including the following additional amounts:

                           (1) any portion of such Participant's base pay that
                  he may have elected to defer under the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, or any successor plan, during the applicable Plan Year;

                           (2) any Incentive Pay or Affiliated Employer
                  Incentive Pay that was paid (or which would have been paid except for the deferral of such amounts under the Mirant Services Deferred Compensation Plan for Directors and Select Employees or any successor plan) during the applicable Plan Year in excess of the Participant's Base Pay Percentage for such Plan Year; and

                           (3) for the Plan Year after the year of the
                  Participant's termination of employment, a Participant shall be deemed to have Earnings equal to the Earnings that he had under the Pension Plan during the year of the Participant's termination of employment, but without regard to the limitations of Section 401(a)(17) of the Code and including the additional amounts in Section 5.1(b)(2) for the Plan Year after the year of the Participant's termination of employment but excluding any such amounts under Section 5.1(b)(2) for the year of the Participant's termination of employment and excluding any amounts paid from the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees.

                  In addition, to determine the Plan Years which produce the highest monthly average to calculate Average Monthly Earnings under the Plan, a Participant's Earnings shall include those additional amounts provided for in this Section 5.1(b).

                                      III.

         The Accrued SERP Benefit as of the date of this Amendment shall be protected as provided in Section 6.2 of the Plan.

                                       IV.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this Second Amendment.

                                                                EXHIBIT 10.63


                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") effective as of the 1st day of October, 1999, between SOUTHERN ENERGY RESOURCES, INC., a Delaware corporation having its principal place of business in Atlanta, Georgia ("Employer"), and DOUGLAS L. MILLER ("Employee").

                                   WITNESSETH:

     WHEREAS, Employer desires to employ Employee upon the terms and subject to the conditions hereinafter set forth, and Employee desires to accept such employment;

     NOW, THEREFORE, for and in consideration of the premises, the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Employment. Subject to the terms and conditions of this Agreement, Employer shall employ Employee and Employee hereby accepts such employment.

     2. Term. The term of this Agreement shall be for a period of five (5) years from the date first above written ("Term"), unless terminated pursuant to Paragraph 9 or 10 of this Agreement.

     3. Position And Duties.

          a. Position. Employee shall serve as Senior Vice President and General Counsel and shall perform the duties and exercise the powers of chief legal counsel to Employer and Southern Energy, Inc. reporting directly to the Senior Vice President and General Counsel of Southern Company, and shall perform such other duties and exercise such other powers in connection with such position which may from time to time be reasonably assigned to or vested in him by Employer. Employee shall be a member of Employer's Management Council.

          b. Full Time Efforts. Employee shall perform and discharge faithfully, diligently and to the best of his ability such duties and responsibilities and shall devote his full-time business efforts to the business and affairs of Employer.

          C. No Interference With Duties. Employee shall not devote time to other activities such as would inhibit or otherwise interfere with the proper performance of his duties, and shall not be directly or indirectly concerned or interested in any other occupation, activity or interest in any business whatsoever other than (i) by reason of holding an interest as a minority shareholder, securities or a debenture holder in a company quoted on a recognized stock exchange or owning a minority interest as a passive investor in non-energy related assets, businesses or entities, (ii) by engaging in reasonable volunteer services for charitable, educational, trade or civic organizations, (iii) by reason of investing his assets in such form or manner as will not require a material amount of his services in the operations of the businesses in which such investments are made, and which is not an investment in a Competitor (as hereinafter defined), or
     (iv) with the consent of the Governance Committee of Employer or its designee. 4. Work Standard. Employee hereby agrees that he will at all times comply with and abide by all terms and conditions set forth in this Agreement, and all applicable work policies, procedures and rules as may be issued by Employer.

     5. Compensation.

          a. Base Salary. Subject to the terms and conditions set forth in this Agreement, Employer shall pay Employee, and Employee shall accept, a salary ("Base Salary") at the per annum rate of $250,000 for all services rendered during the Term. Base Salary shall be reviewed no less frequently than annually and may be increased by Employer to reflect performance and market value of the position, subject to the approval of the Southern Company General Counsel and the review of the Employer's President. Base Salary shall be paid in accordance with Employer's normal payroll procedures.

          b. Bonus. Employer shall pay Employee a "signing bonus" in the amount of $25,000 upon the commencement of the Term of this Agreement. Beginning in 2000, Employee shall participate in Employer's Short Term Incentive Plan with a target award of 50% of Base Salary and a maximum award of 100% of Base Salary. For the 1999 plan 2 year, Employee shall be entitled to an incentive under the Short Term Incentive Plan, with with a target and maximum award of $125,000 with the actual award to be based on individual and company performance through December, l 999, when awards under such plan are made.

          C. Other lncentive Compensation. During the Term, Employee shall be eligible to participate in the Southern Company Performance Stock Plan and any successor stock-based employee incentive plan pursuant to which Employer may elect to grant Employee stock-based awards. Employee will be considered for such awards at the same time, and on a basis and subject to terms that are consistent with, the basis and terms that govern awards to other officers of Employer, taking into account Employee's position and responsibilities. In addition, Employee shall be eligible to participate in Employer's Value Creation Plan during the Term. Such participation shall be in accordance with the terms of such plan and on a basis and subject to terms that are consistent with the basis and terms that govern awards to other officers of Employer, taking into account Employee's position and responsibilities.

          d. Witholding. All compensation payable to Employee pursuant to this Agreement shall be subject to, and Employer will deduct and withhold, all applicable federal, state and local withholding, employment, social security, and other similar taxes.

     6. Fringe Benefits. During the term of Employee's employment under this Agreement, Employee shall receive the fringe benefits described below:

          a. Relocation. Employer will provide Employee with its standard relocation package, which generally includes shipping of household goods, a six-day house-hunting trip for Employee and spouse and 90 days of temporary housing. Employer will pay for the storage of Employee's household goods for up to 90 days and will pay one half the cost of preparing Employee's U.S., Georgia, and Hong Kong tax return; for 1999.

          b. Medical, Dental, Life and Disability Insurance; Financial Planning Employer Shall provide Employee with the medical, dental, life and disability insurance coverage and financial planning provided by Employer to its similarly situated employees to the extent he meets the eligibility requirements thereof.

          C. Vacation. Employee shall be entitled to two (2) weeks of paid vacation for the remainder of 1999, and four (4) weeks per year for the remainder of the Term. Employee shall be subject to Employer's policy regarding carrying over unused vacation days. Employee shall also be entitled to paid holidays as provided to similarly situated employees.

          d. Pension and Retirement Plans. Employee shall be entitled to participate in Employer's pension and retirement plans provided by Employer to its similarly situated employees to the extent Employee meets the eligibility requirements thereof.

          e. Supplemental  Pension Payment.

               i) If Employee remains employed with Employer until such time he has accrued five (5) years vesting service under the Southern Company Pension Plan (the "Service Requirement") and upon his termination of employment enters a release in the form attached hereto as Exhibit B, Employer shall pay Employee an amount per month equal to the difference between the monthly amount payable to Employee under the Southern Company Pension Plan (the "Plan") as it shall then be in effect at the time and the monthly amount which would have been payable to him under the Plan if Employee's period of Accredited Service under the Plan included an additional five (5) years; provided, however, that the Service Requirement shall not apply if Employee is terminated involuntarily and not for Cause or under circumstances that result in eligibility for severance benefits under the Change in Control Agreement between Employee, Employer and Southern Company. With respect to a Change in Control Termination only, Employee shall be deemed to have accrued under this Agreement a vested deferred pension benefit (and not a retirement benefit) based on his actual service plus the service provided under this Paragraph 6.e., and such benefit shall be determined in accordance with the requirements of the Plan applicable to such a vested deferred benefit. In addition, such additional service shall also be credited to Employee for purposes of calculating a benefit under the Southern Energy Resources, Inc. Supplemental Executive Retirement Plan ("SERP") provided Employee otherwise becomes eligible for a benefit under the terms of the SERP. For the purpose of computing a monthly amount payable to Employee under the Plan, no limitation on benefits imposed by the Internal Revenue Code as it now exists or is hereafter amended or any other limiting legislation shall be taken into account. Such amount shall be recalculated from time to time to reflect any future increases, if any, in retirement Income of retirees following Employee's retirement.

               ii) The benefit provided in this Paragraph 6.e. shall be paid in monthly installments on the first day of each month in the same manner and commence at the same time as Employee's election to receive Retirement Income under the Plan, provided that Employee or his spouse becomes eligible to receive such a Plan benefit. If Employee or his spouse does not become eligible to receive Retirement Income under the Plan but is eligible for a benefit under this Paragraph 6.e. on account of a Change in Control Termination, any benefit under this Paragraph 6.e. shall commence upon the earlier of Employee attaining age fifty (50) or upon a Change in Control Termination, and shall be payable in accordance with Employee's election made upon entering into this Agreement on a form provided by Employer. Notwithstanding the preceding sentence, if Employee subsequently divorces his spouse or such spouse dies prior to the commencement of benefits under this Paragraph 6.e., Employee will only be eligible to receive payment of his benefit in the form of a single life annuity; provided that if Employee remarries prior to commencement of benefits under this Paragraph 6.e., Employee may make a new election regarding the form of payment. In addition, if an unmarried Employee who is only eligible for a single life annuity form of payment under the Plan subsequently marries, Employee may also make a new election if done prior to the commencement of benefits under this Paragraph 6.e. Employee's benefit under this Paragraph 6.e. shall be subject to such early commencement reduction factors as would apply to a participant in the Plan based on Employee's benefit commencement date. In the event Employee is married, predeceases his spouse, and his spouse is entitled to payments as a Provisional Payee, monthly payments shall be made in the same manner as provided by the Provisional Payee option elected by Employee under the Plan taking into account the additional Accredited Service set forth above. In the event Employee is not married or shall not be survived by his spouse on the date payments commence under this Paragraph 6.e., the benefit described in the preceding sentence shall be forfeited. Employee or his surviving spouse shall not, under any circumstances, have any option or right to require payments hereunder otherwise than in accordance with the terms hereof.

     7. Laws, Regulations, And Public Ordinances. Employee shall comply with all federal, state, and local statutes, regulations, and public ordinances governing the work hereunder.

     8. Non-Disclosure, Non-Competition And Non-Solicitation Provisions.

          a. Definitions. For purposes of this Paragraph 8, the following terms shall have the following meanings:

               i) "Entity" shall mean any business, individual, partnership, joint venture, agency, governmental subdivision, association, firm, corporation or other entity.

               ii) "Affiliate" shall mean the following Entities: (A) any Entity which owns an Interest (as defined below) in Employer either directly or indirectly through any other Entity, (B) any Entity an Interest in which is owned directly or indirectly by any Entity which owns directly or indirectly an Interest m Employer, (C) any Entity in which Employer owns an Interest either directly or indirectly through any other Entity, or (D) any Entity which owns an Interest either directly or indirectly in an Entity an Interest in which is owned either directly or indirectly by Employer. For purposes of this Agreement the term "interest" shall include any equity interest in an Entity in an amount equal to or greater than 10% of the Entity's total outstanding equity interests.

               iii) "Confidential Information" shall mean proprietary and confidential data or information other than Trade Secrets (as defined below), which is valuable to, and related to the business of, Employer, its Affiliates or non-affiliated Entities with whom Employer or its Affiliates has or have business relationships (collectively, `Third Parties"), and the details of which are generally unknown to the public or to Competitors (as defined below), including, without limitation, information regarding Employer's employees, business strategies, models and systems, customers, suppliers, partners and affiliates, gained by Employee as a result of his affiliation with Employer or its Affiliates, and other items that Employer or its Affiliates may from time to time mark or otherwise identity as confidential.

               iv) "Trade Secrets" shall mean information of or related to Employer, its Affiliates or Third Parties which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; it being agreed that such information includes, without limitation, technical and non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans or a list of actual or potential customers or suppliers.

               v) "Intellectual Property" shall mean all work product, property, data, documentation, "know-how", concepts or plans, inventions, discovery, compositions, innovations, computer programs, improvements, techniques, processes, designs, articles of manufacture or information of any kind, or any new or useful improvements of any of the foregoing and any Trade Secrets, patents, copyrights, Confidential Information, mask work, trademarks or service marks, relating in any way to Employer or its Affiliates and its or their business prepared, conceived, revised, discovered, developed, or created by Employee for Employer or its Affiliates or by using Employer's or its Affiliates' time, personnel, facilities, or material.

               vi) "Area" shall mean the geographical area or areas set forth in Exhibit A attached hereto. Should Employer and Employee agree to additional responsibilities outside of the defined geographical area, this Agreement shall be expanded by written amendment to Exhibit A to include those additional areas of responsibility.

               vii) "Competitor" shall mean any Entity engaged, wholly or partly, in the electric power production and delivery business.

               viii) "Competitive Position" shall mean: (A) the direct or indirect ownership or control of all or any portion of a Competitor, other than the ownership of less than 2% of a Competitor's stock which is traded on a national exchange; or (B) any employment or independent contractor arrangement with any Competitor whereby Employee will serve such Competitor in the same or similar functional capacity as that which he performs for Employer pursuant to the terms of this Agreement, provided nothing herein shall prevent Employee from practicing law with Troutman Sanders LLP or its successor law firm including, subject to Paragraph 8.b. below, performing legal services for Competitors within the Area.

          b. Nondisclosure: Ownership of Proprietary Property.

               i) Nondisclosure. In recognition of Employer's need to protect its legitimate business interests, Employee hereby acknowledges that he has been and will continue to be given access to valuable Trade Secrets and Confidential Information; and Employee hereby covenants and agrees that he will use the Trade Secrets and Confidential Information for Employer's business purposes only, and that he will not for any reason, in any fashion, form or manner, other than in the good faith belief Employee is acting in furtherance of Employer's business, copy, disclose, disseminate, communicate, transfer or otherwise convey to any Entity any item: (a) which is a Trade Secret, for so long as such item remains a trade secret under applicable law; or (b) which is Confidential Information, other than Trade Secrets, during the term of this Agreement and for a period of two (2) years thereafter.

               ii) Notification of Unauthorized Disclosure. Employee shall exercise his best efforts to ensure the continued confidentiality of all Trade Secrets and Confidential Information known by, disclosed or made available to Employee. Employee shall immediately notify Employer of any unauthorized disclosure or use of any Trade Secrets or Confidential Information of which Employee becomes aware. Employee shall assist Employer, to the extent necessary, in the procurement or protection of Employer's or its affiliates' rights to or in any Intellectual Property, Trade Secrets or Confidential Information and, upon Employer's request, shall assist, to the extent necessary, in the procurement or protection of any Third Party's rights to or in any Intellectual Property, Trade Secrets or Confidential Information.

               iii) Ownership. To the greatest extent possible, any and all Intellectual Property shall be deemed to be "work made for hire" (as defined in the Copyright Act, 17 U.S.C.A.ss.ss.101 et sec.), and Employee hereby unconditionally and irrevocably transfers and assigns to Employer or its Affiliates all rights, title and interest Employee currently has or in the future may have by operation of law or otherwise in or to any Intellectual Property, including, without limitation, all patents, copyrights, trademarks, service marks and other Intellectual Property rights and agrees that Employer or its Affiliates shall have the exclusive world- wide ownership of such Intellectual Property, and that no Intellectual Property shall be treated as or deemed to be a "joint work" (as defined by the Copyright
          Act) of Employee and Employer, its Affiliates or otherwise. Employee agrees to execute and deliver to Employer or its Affiliates any transfers, assignments, documents or other instruments which Employer or its Affiliates may deem necessary or appropriate to vest complete title and ownership of any Intellectual Property, and all rights therein, exclusively in Employer or its Affiliates, as the case may be.

               iv) Return of Materials. Immediately upon termination of this Agreement, or at any point prior to or after that time upon the specific request of Employer, Employee shall return to Employer all written or descriptive materials of any kind belonging or relating to Employer or its Affiliates, including, without limitation, any Intellectual Property, Confidential Information and Trade Secrets, in Employee's possession.

               v) Public Statements. Employer shall issue all public statements concerning the work hereunder; Employee shall not issue any public statements concerning such work without prior written authorization from Employer.

          C. - Non-Competition. Employee and Employer expressly covenant and agree that the territorial, time and other restrictions contained in this Agreement constitute the most reasonable and equitable restrictions possible to protect the business interests of Employer given: (a) the business of Employer;(b) the competitive nature of Employer's industry; and
     (c) that Employee's skills are such that he could easily find alternative, commensurate employment or consulting work in his field which would not violate any of the provisions of this Agreement. Therefore, Employee expressly covenants and agrees that during the term of this Agreement, and for a period of one (1) year thereafter (such additional one (1) year period to be referred to as the "Non-compete Period"), he shall not, directly or indirectly, accept or enter into a Competitive Position within the Area provided that Employer is in compliance with the terms of this Agreement.

          d. Non-Solicitation Of Customers and Employees. Employee covenants and agrees that during the term of his employment by Employer, and for a period of one (1) year thereafter, he shall not, either directly or indirectly, for himself or in conjunction with or on behalf of any Entity: (a) solicit, divert or appropriate or attempt to solicit, divert or appropriate any customer or actively sought prospective customer of Employer whom Employee has solicited or has otherwise contacted for solicitation on behalf of Employer; or (b) solicit, divert, or hire away or attempt to solicit, divert or hire away any person employed by Employer (whether or not such person is a full-time or temporary employee, whether or not such employment is pursuant to a written agreement, and whether or not such employment is for a determined period or at-will) during any time Employee was employed by Employer pursuant to this Agreement.

          e. Reformation of Scope. If any of the provisions of this Paragraph 8 are found to be unreasonably broad; oppressive or unenforceable in any action, suit or proceeding before any federal or state court, such court
     (i) shall narrow the Non-compete Period or the Non-compete Area or shall otherwise endeavor to reform the scope of such agreements in order to ensure that the application thereof is not unreasonably broad, oppressive or unenforceable and (ii) to the fullest extent permitted by law, shall enforce such agreements as so reformed.

     9. Termination For Cause. Notwithstanding anything herein to the contrary, and subject to the survival provisions of Paragraph hereof, this Agreement maybe terminated at any time by Employer without prior notice thereof to Employee and without any liability owing to Employee under this Agreement under the following conditions, each of which shall constitute "Cause":

          a. Failure to Discharge Duties. The willful and continued failure of Employee substantially to perform his duties hereunder or substantially to comply with any lawful and reasonable instructions given to him by Employer without reasonable excuse after a written demand for such substantial performance or compliance is delivered to Employee by the Senior Vice President and General Counsel of Southern Company;

          b. Breach. Employee shall have willfully committed any material breach, or willfully repeated or continued after written notice any breach, whether material or not, of his obligations hereunder;

          C. Gross Misconduct. Employee is guilty of gross misconduct. For the purposes of this Agreement the following acts shall constitute gross misconduct:

               i) Any willful act involving fraud or dishonesty in the course of Employee's employment or breach of applicable regulations of competent authorities in relation to trading or dealing with stocks, securities, investments and the like;

               ii) The willful carrying out of any activity or the making of any statement which would materially prejudice or impair the good name or standing of Employer or would bring Employer into contempt, ridicule or would reasonably shock or offend any community in which Employer is located;

               iii) Attendance at work in a state of intoxication or otherwise being found in possession at his place of work of any prohibited drug or substance, possession of which would amount to a criminal offense;

               iv) Assault or other act of violence against any employee of Employer or other person during the course of his employment;

               v) Harassment or disparagement of others based on their age, disability, color, national origin, race, religion, sex or veteran status, including acts of sexual harassment, or

               vi) Conviction of any felony or misdemeanor involving moral turpitude.

No act or failure to act by Employee shall be deemed willful unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that his action or omission was in the best interest of Employer.

     10. Termination By EmpIoyer For Reasons Other Than Cause. Notwithstanding anything herein to the contrary, and subject to the survival provisions of Paragraph 11.g. hereof, Employer may terminate this Agreement at any time during the Term without prior notice thereof to Employee; provided, however, that in the event of such termination for reasons other than Cause, and if Employee enters a release in the form attached hereto as Exhibit B, Employer shall pay Employee a Severance Payment determined as follows:

          a. if such termination occurs during the first three years of the Term, the Severance Payment shall be two times the annual Base Salary and target Bonus at the time of termination; or

          b. if such termination occurs during the last two years of the Term, the Severance Payment shall be one times the annual Base Salary and target Bonus at the time of termination.


If Employee is not in compliance with the terms of this Agreement including, but not limited to, the provisions of Paragraph 8 hereof, Employer's obligation to make any payments under Paragraph 10 shall terminate.


     11. General Provisions.

          a Amendment. This Agreement may be amended or modified only by a writing signed by both of the parties hereto.

          b. Binding Agreement. This Agreement shall inure to the benefit of and be binding upon Employee, his heirs and personal representatives, and Employer, its successors and assigns.

          C. Waiver. The waiver by either party of a breach of any provision contained in this Agreement shall not be construed as or operate as a waiver of any subsequent breach.

          d. Notices.

               i) All notices and all other communications provided for herein shall be in writing and delivered personally to the other designated party, or mailed by certified or registered mail, return receipt requested, or delivered by a recognized national overnight courier service, or sent by facsimile, as follows:

          If to Employer to :   Vance N. Booker
                                Southern Energy Resources, Inc.
                                900 Ashwood Parkway
                                Suite 500
                                Atlanta, Georgia 30338
                                Facsimile: (770) 821-7722


          If to Employee to:   Douglas L. Miller
               (Address, telephone, etc. as provided by Employee)

          If Employee has provided notice to Employer that he is represented by counsel, Employer shall copy Employee's counsel at the address specified. Each party shall bear its own legal fees.

               ii) All notices sent under this Paragraph 11 shall be deemed given twenty-four (24) hours after sent by facsimile or courier and seventy-two (72) hours after sent by certified or registered mail.

               iii) Either party hereto may change the address to which notice is to be sent hereunder by written notice to the other party in accordance with the provisions of this Paragraph.

          e. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflicts of laws.

          f. Entire Agreement. This Agreement contains the full and complete understanding of the parties hereto with respect to the subject matter contained herein and this Agreement supersedes and replaces any prior agreement, either oral or written, which Employee may have with Employer that relates generally to the same subject matter.

          g. Survival. Notwithstanding any expiration or termination of this Agreement, the provisions of Paragraph 8 hereof shall survive and remain in full force and effect, as shall any other provision hereof that, by its terms or reasonable interpretation thereof, sets forth obligations that extend beyond the termination of this Agreement.

          h. Assignment. This Agreement may not be assigned by Employee without the prior written consent of Employer, and any attempted assignment not in accordance herewith shall be null and void and of no force or effect. Employer can assign this Agreement to any Affiliate at any time with notice to Employee provided there is no detrimental alteration in Employees' position or the nature or status of his responsibilities, and provided the work location is in metropolitan Atlanta. Thereafter, any such assignee shall be considered to be the Employer for all purposes under this Agreement.

          i. Severability. If any one or more of the terms, provisions, covenants or restrictions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, and to that end the provisions hereof shall be deemed severable.

          j. Paragraph Headings. The section headings set forth herein are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement whatsoever.

          k. Voluntary Agreement. Employee and Employer represent and agree that each has reviewed all aspects of this Agreement, has carefully read and fully understands all provisions of this Agreement, and is voluntarily entering into this Agreement. Each party represents and agrees that such patty has had the opportunity to review any and all aspects of this Agreement with legal, tax or other adviser(s) of such party's choice before executing this Agreement.

          l. Confidentiality and Legal Process. Employee represents and agrees that he will keep the terms, amount and fact of this Agreement confidential and that he will not hereafter disclose any information concerning this Agreement to anyone other than his personal agents, including, but not limited to, any past, present, or prospective employee or applicant for employment with Employer. Notwithstanding the foregoing, nothing in this Agreement is intended to prohibit Employee from performing any duty or obligation that shall arise as a matter of law. Specifically, Employee shall continue to be under a duty to truthfully respond to any legal and valid subpoena or legal process. This Agreement is not intended in any way to proscribe Employee's right and ability to provide information to any federal, state or local government in the lawful exercise of such governments' governmental functions.

     12. Remedies.

          a. Arbitration of Disagreements. Any dispute, controversy or claim arising out of or relating to the obligations under this Agreement other than the obligations of Employee under Paragraph S shall be settled by final and binding arbitration in accordance with the American Arbitration Association Employment Dispute Resolution Rules. The arbitrator shall be selected by mutual agreement of the parties, if possible. If the parties fail to reach agreement upon appointment of an arbitrator within 30 days following receipt by one party of the other party's notice of desire to arbitrate, the arbitrator shall be selected from a panel or panels submitted by the American Arbitration Association (the "AAA"). The
     selection process shall be that which is set forth in the AAA Employment Dispute Resolution Rules, except that, if the parties fail to select an arbitrator from one or more panels, AAA shall not have the power to make an appointment but shall continue to submit additional panels until an arbitrator has been selected. Either party shall bear its own fees and expenses of the arbitration, including a transcript if requested. The complete rules of the AAA are available from the Senior Vice President, Administration of Employer upon request.

          b. Remedies for Breach of Certain Covenants. Employee hereby agrees that a violation of the provisions of Paragraph S hereof would cause irreparable injury to Employer for which it would have no adequate remedy at law. Accordingly, in the event of such violation, Employer shall be entitled to preliminary and other injunctive relief without necessity of complying with any requirement as to the posting of a bond or other security (if being understood that Employee hereby waives any such requirement). Any such injunctive relief shall be in addition to any other remedies to which Employer may be entitled at law or in equity, or otherwise. Employee further agrees that Employer shall also be entitled to enforce in full the terms of any other contractual commitment by the Employee regarding confidential information and non-solicitation.


     IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representative to execute, this Agreement as of the date first above written.

                                          "EMPLOYER"

                                          SOUTHERN ENERGY RESOURCES, INC

                                          BY:___/s/__________________________


                                          SOUTHERN COMPANY


                                          By:___/s/____________________________


                                          "EMPLOYEE"

                                          DOUGLAS L. MILLER


                                          By:___/s/____________________________

                                    EXHIBIT A




                                      AREA


         United States

         Western Europe

         Hong Kong

         Philippines

         South America

         Caribbean

                                    EXHIBIT B


                                RELEASE AGREEMENT

     THIS RELEASE ("Release') is made and entered into by and between DOUGLAS L. MILLER ("Employee") and SOUTHERN ENERGY RESOURCES, INC. and its successor or assigns ("Company").

     WHEREAS, Employee and Company have agreed that Employee's employment with __________________ shall terminate on ______________ _______

     WHEREAS, Employee and the Company have previously entered into that certain Employment Agreement, dated October 1, 1999 ("Agreement"), that this Release is incorporated into by reference;

     WHEREAS, Employee and Company desire to delineate their respective rights, duties and obligations attendant to such termination and desire to reach an accord and satisfaction of all claims arising from Employee's employment, and his termination of employment, with appropriate Releases, in accordance with the Agreement;

     NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth in this Release, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

          1. Release. Employee does hereby remise, Release and forever discharge the Company and its officers, directors, employees, agents, shareholders, parent corporation and affiliates, and their respective predecessors, successors, assigns, heirs, executors and administrators (collectively, "Releases"), of and from all manner of actions and causes of action, suits, debts, claims and demands whatsoever at law or in equity, known or unknown, actual or contingent, including, but not limited to, any claims which have been asserted, or could be asserted now or in the future, against any Releases arising under any and all federal, state or local laws and any common law claims, and including, but not limited to, any claims Employee may have pursuant to the Age Discrimination in Employment Act and any claims to benefits under any and all offer letters, employment or separation agreements, or bonus, severance, workforce reduction, early retirement, out-placement, or other similar plans sponsored by the Company, now or hereafter recognized (collectively, "Claims"), which he ever had or now has or may in the future have, by reason of any matter, cause or thing arising out of his employment relationship and privileges, his serving as an employee of the Company or the separation from his employment relationship or affiliation as an employee of the Company as of the date of this Release against each of the Releases. Notwithstanding the foregoing, Employee does not Release any Claims under the Age Discrimination in Employment Act that may arise after his execution of this Release.

          2. No Assignment of Claim. Employee represents that he has not assigned or transferred, or purported to assign or transfer, any Claims or any portion thereof or interest therein to any party prior to the date of this Release.

          3. Severance Payment/Supplemental Pension Payment. In accordance with the Employment Agreement, the Company agrees to pay the Employee the amount outlined in Paragraph 6.e. or 10 of the Agreement, as applicable.


          4. No Admission Of Liability. This Release shall not in any way be construed as an admission by the Company or Employee of any improper actions or liability whatsoever as to one another, and each specifically disclaims any liability to or improper actions against the other or any other person, on the part of itself or himself, its or his employees or agents.

          5. Voluntary Execution. Employee warrants, represents and agrees that he has been encouraged in writing to seek advice from anyone of his choosing regarding this Release, including his attorney and accountant or tax advisor prior to his signing it; that this Release represents written notice to do so; that he has been given the opportunity and sufficient time to seek such advice; and that he fully understands the meaning and contents of this Release. He further represents and warrants that he was not coerced, threatened or otherwise forced to sign this Release, and that his signature appearing hereinafter is voluntary and genuine. EMPLOYEE

     UNDERSTANDS THAT HE MAY TAKE UP TO TWENTY-ONE (21) DAYS TO CONSIDER WHETHER OR NOT HE DESIRES TO ENTER INTO THIS RELEASE.

          6. Ability to Revoke Agreement. EMPLOYEE UNDERSTANDS THAT HE MAY REVOKE THIS RELEASE BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN SEVEN (7) DAYS OF HIS EXECUTION OF THIS RELEASE AND THAT THIS RELEASE IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD. HE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD THIS RELEASE WILL BE BINDING UPON HIM AND HIS HEIRS, ADMINISTRATORS, REPRESENTATIVES, EXECUTORS, SUCCESSORS AND ASSIGNS AND WILL BE IRREVOCABLE.

       Acknowledged and Agreed To:


                                              "COMPANY"
                                              SOUTHERN ENERGY RESOURCES, INC
                                              By:
                                                 ----------------------------



       I UNDERSTAND THAT BY SIGNING THIS RELEASE, I AM GIVING UP RIGHTS I
         MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THIS RELEASE.


                                                           "EMPLOYEE"

                                                            DOUGLAS L. MILLER


                                                  ----------------------------




                                                  Date

WITNESSED BY:

------------------------------



------------------------------


Date